                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-10183


                          MET INVESTORS SERIES TRUST
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614
--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip code)


  (Name and Address of Agent for Service)               Copy to:
            Elizabeth M. Forget                  Robert N. Hickey, Esq.
                 President                      Sullivan & Worcester LLP
        Met Investors Series Trust                1666 K Street, N.W.
         5 Park Plaza, Suite 1900                Washington, D.C. 20006
             Irvine, CA 92614


Registrant's telephone number, including area code: (800) 848-3854


Date of fiscal year end: December 31


Date of reporting period: December 31, 2005

ITEM 1: REPORT TO SHAREHOLDERS.

                                 MET INVESTORS
                                 SERIES TRUST

                      Met/AIM Small Cap Growth Portfolio
                         Cyclical Growth ETF Portfolio
                   Cyclical Growth and Income ETF Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                           Lazard Mid Cap Portfolio
               (formerly Met/AIM Mid Cap Core Equity Portfolio)
                       Legg Mason Value Equity Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                     MFS Research International Portfolio
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                        RCM Global Technology Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio
                         Van Kampen Comstock Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S. stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

Equity markets posted modest returns during 2005. For the year, the S&P 500 posted a 4.91% return, the NASDAQ was up 1.37% and the Dow Jones Industrial Average increased 1.83%. From a style perspective, Value continued to outperform Growth, and Large Cap stocks outperformed Small Caps ending 6 years of out performance by Small Caps.

While continuing to battle a wall of concerns, the U.S. economy celebrated its 4/th/ consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern is on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there is concern that consumers are tapped out. But the job market is holding steady with the unemployment rate near 4-year lows at 5%, and consumers are likely to continue their spending habits if real wages hold up. The manufacturing sector slowed at the end of 2005 but still remains at expansion levels. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy have driven inflation up and have the Fed aggressively trying to keep prices down by raising rates 2% during the year. The Fed funds rate is now at 4.25% with more tightening expected into early 2006, but many analysts feel that the Fed will stop raising rates during the year.

Consumer spending, energy prices, housing and the Fed remain as areas of concern, but the overall economy has proven its resiliency and appears to be in good shape. As the economic cycle matures into 2006, the economy will likely slow from the current elevated levels, but we do not expect a recession. The Fed is likely nearing the end of its tightening cycle which could lead to better equity market performance in 2006.

PORTFOLIO OVERVIEW

For the year ended December 31, 2005, the Met/AIM Small Cap Growth Portfolio (class B) posted a return of 8.27%, out performing its benchmark, the Russell 2000 Index, which posted a return of 4.55%. Portfolio managers held overweight positions in the health care, information technology and consumer discretionary sectors, and under weight positions in the financials, consumer staples, materials and utilities sectors, relative to the Russell 2000 Index.

The Portfolio's out performance relative to the Russell 2000 Index in 2005 was largely due to strong stock selection and an overweight position in the health care sector. While positive performance within this sector was broad-based, holdings in the health care providers and services industry were the leading contributors to portfolio performance. Other key contributors to both absolute and relative performance were made by holdings in the energy, industrials and materials sectors. Detractors to absolute and relative performance came largely from the information technology and consumer staples sectors.

The new management team continued to use a combination of disciplined portfolio construction and a fundamentally based stock selection process to identify small cap companies with high growth potential, as demonstrated by consistent and accelerating earnings growth.

JULIET ELLIS
JUAN HARTSFIELD
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  Microsemi Corp.                     1.60%
                  --------------------------------------------
                  Eagle Materials, Inc.               1.38%
                  --------------------------------------------
                  Choice Hotels International, Inc.   1.36%
                  --------------------------------------------
                  MicroStrategy, Inc.--Class A        1.28%
                  --------------------------------------------
                  JLG Industries, Inc.                1.17%
                  --------------------------------------------
                  United Industrial Corp.             1.15%
                  --------------------------------------------
                  Corporate Executive Board Co.       1.15%
                  --------------------------------------------
                  Stericycle, Inc.                    1.14%
                  --------------------------------------------
                  Pediatrix Medical Group, Inc.       1.13%
                  --------------------------------------------
                  Gen Probe, Inc.                     1.12%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                         28.6%
Technology                           18.7%
Industrials                          15.7%
Cyclical                             13.9%
Financials                            7.0%
Communications                        4.5%
Energy                                9.2%
Basic Materials                       2.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
            AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000 INDEX/4/
                           Growth Based on $10,000+

                   [CHART]

  Date           Fund          Russell 2000
  ----           ----          ------------
10/9/2001      $10,000           $10,000
12/31/2001      11,890            11,891
3/31/2002       11,540            12,365
6/30/2002       10,040            11,333
9/30/2002        8,190             8,908
12/31/2002       8,620             9,456
3/31/2003        8,290             9,031
6/30/2003       10,010            11,146
9/30/2003       10,749            12,158
12/31/2003      11,969            13,923
3/31/2004       12,229            14,795
6/30/2004       12,380            14,865
9/30/2004       11,279            14,439
12/31/2004      12,739            16,474
3/31/2005       12,409            15,594
6/30/2005       12,968            16,268
9/30/2005       13,538            17,031
12/31/2005      13,791            17,305


    ---------------------------------------------------------
                                Average Annual Return/5/
                              (for the year ended 12/31/05)
    ---------------------------------------------------------
                             1 Year 3 Year Since Inception/6/
    ---------------------------------------------------------
    Met/Aim Small Cap Growth
    Portfolio--Class A       8.59%  17.25%       4.15%
--  Class B                  8.27%  16.96%       7.90%
    Class E                  8.46%  17.13%       5.05%
    ---------------------------------------------------------
- - Russell 2000 Index/4/    4.15%  20.93%      13.82%
    ---------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.
/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Domestic equities produced modest gains in the fourth quarter with the S&P 500 Index gaining 2.09%. From a market capitalization standpoint, mid cap stocks were the best performers followed by large cap stocks and then small cap stocks. Materials and financial services were the top performing sectors during the quarter, while the energy and utilities sectors posted losses. Foreign stocks as measured by the MSCI EAFE Index returned 4.08% during the quarter. Bonds underperformed equities during the quarter with the Lehman Brothers Aggregate Bond Index gaining only 0.59%.

PORTFOLIO STRATEGIES

From an asset class perspective, the Portfolio benefited from overweighting equities versus bonds relative to the blended benchmark. We did not have any bond ETF's in the Portfolio during the quarter, preferring to hold more in cash and equities than the blended benchmark. On the stock side, overweighting large cap and mid cap stocks added value in the fourth quarter as small cap stocks underperformed. In fact, the Portfolio did not own a small cap ETF, despite small caps representing 15% of the blended benchmark. The Portfolio was slightly overweight foreign stocks (roughly 12% of the portfolio during the quarter versus 10% in the blended benchmark), which aided relative results as foreign stocks outperformed domestic stocks in the fourth quarter.

With regards to the sector allocation in the large cap segment of the Portfolio, an underweight position in materials detracted from performance as the materials sector was the best performing sector in the S&P 500 Index during the fourth quarter. An overweight position in consumer staples and health care also weighed on relative results. On the positive side, an underweight to consumer discretionary contributed to performance relative to the benchmark.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. We continue to favor equities versus bonds, particularly large cap stocks as they often perform better in the middle to late stages of an economic expansion. While we continue to include foreign investments, as they offer growth opportunities and add to diversification, we continue to favor domestic equities. We don't expect the U.S. dollar to weaken, so foreign investments should not benefit from currency effects going forward. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Accordingly, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         iShares MSCI EAFE Index Fund                          11.94%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Healthcare Sector Index Fund   10.37%
         --------------------------------------------------------------
         Vanguard Financials VIPERs                             9.99%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Value Index Fund                9.95%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Growth Index Fund               9.93%
         --------------------------------------------------------------
         Vanguard Information Technology VIPERs                 8.49%
         --------------------------------------------------------------
         Vanguard Consumer Staples VIPERs                       8.47%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Industrial Sector Index Fund    7.26%
         --------------------------------------------------------------
         Vanguard Energy VIPERs                                 4.59%
         --------------------------------------------------------------
         Vanguard Consumer Discretionary VIPERs                 3.94%
         --------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   CYCLICAL GROWTH ETF PORTFOLIO MANAGED BY
  GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500 INDEX/1/ AND BLENDED BENCHMARK*
                           Growth Based on $10,000+

                      [CHART]

                                              Blended
Date            Fund           S&P 500       Benchmark
----            ----           -------       ---------
10/1/2005       $10,000        $10,000         $10,000
12/31/2005      10,204          10,209          10,231
3/31/2006       10,204          10,209          10,231
6/30/2006       10,204          10,209          10,231


    ---------------------------------------------------
                             Cumulative Return/2/
                        (for the period ended 12/31/05)
    ---------------------------------------------------
                              Since Inception/3/
    ---------------------------------------------------
    Cyclical Growth ETF
--  Portfolio--Class B               2.04%
    ---------------------------------------------------
- - S&P 500 Index/1/                 2.09%
    ---------------------------------------------------
--  Blended Benchmark*               2.31%
    ---------------------------------------------------

*2% Merrill Lynch 3-Month T-bill, 10% Merrill Lynch Corporate/Gov't Index, 48% S&P 500 Index, 15% MidCap 400 Index, 15% S&P SmallCap 600 Index, and 10% MSCI EAFE Index.

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 10/1/05. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO          FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.


LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Domestic equities produced modest gains in the fourth quarter with the S&P 500 Index gaining 2.09%. From a market capitalization standpoint, mid cap stocks were the best performers followed by large cap stocks and then small cap stocks. Materials and financial services were the top performing sectors during the quarter, while the energy and utilities sectors posted losses. Foreign stocks as measured by the MSCI EAFE Index returned 4.08% during the quarter. Bonds underperformed equities during the quarter with the Lehman Brothers Aggregate Bond Index gaining only 0.59%.

PORTFOLIO STRATEGIES

From an asset class perspective, the Portfolio benefited from overweighting equities versus bonds relative to the blended benchmark. We maintained roughly a 19% weighting in bond ETF's during the quarter, compared to a fixed income weighting of 38% in the blended benchmark. On the stock side, overweighting large cap and mid cap stocks added value in the fourth quarter as small cap stocks underperformed. The Portfolio did not own a small cap ETF despite small caps representing 10% of the blended benchmark. The Portfolio was slightly overweight foreign stocks, which aided relative results as foreign stocks outperformed domestic stocks in the fourth quarter.

Our ETF selection in fixed income detracted from performance, as our largest holding in the Portfolio, the iShares GS $ InvesTop Corporate Bond Fund, underperformed our fixed income benchmark during the quarter. With regards to the sector allocation in the large cap segment of the Portfolio, an underweight position in materials detracted from performance as the materials sector was the best performing sector in the S&P 500 Index during the fourth quarter. An overweight position in consumer staples and health care also weighed on relative results. On the positive side, an underweight to consumer discretionary contributed to performance relative to the benchmark.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. We continue to favor equities versus bonds, particularly large cap stocks as they often perform better in the middle to late stages of an economic expansion. While we continue to include foreign investments, as they offer growth opportunities and add to diversification, we continue to favor domestic equities. We don't expect the U.S. dollar to weaken, so foreign investments should not benefit from currency effects going forward. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Accordingly, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         iShares GS $ InvesTop Corporate Bond Fund             13.80%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Value Index Fund               12.39%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Growth Index Fund              12.38%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Healthcare Sector Index Fund    7.79%
         --------------------------------------------------------------
         Vanguard Consumer Staples VIPERs                       6.37%
         --------------------------------------------------------------
         Vanguard Information Technology VIPERs                 6.35%
         --------------------------------------------------------------
         Vanguard Financials VIPERs                             6.31%
         --------------------------------------------------------------
         iShares MSCI EAFE Index Fund                           5.98%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Industrial Sector Index Fund    5.48%
         --------------------------------------------------------------
         iShares Lehman 1-3 Year Treasury Bond Fund             5.12%
         --------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                       100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO          FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              CYCLICAL GROWTH AND INCOME ETF PORTFOLIO MANAGED BY
  GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500 INDEX/1/ AND BLENDED BENCHMARK*
                           Growth Based on $10,000+

                          [CHART]

                                               Blended
Date            Fund           S&P 500        Benchmark
----            ----           -------        ---------
10/1/2005       $10,000        $10,000         $10,000
12/31/2005      10,165          10,209          10,208
3/31/2006       10,165          10,209          10,208
6/30/2006       10,165          10,209          10,208


    --------------------------------------------------------------
                                        Cumulative Return/2/
                                   (for the period ended 12/31/05)
    --------------------------------------------------------------
                                         Since Inception/3/
    --------------------------------------------------------------
    Cyclical Growth and Income ETF
--  Portfolio--Class B                          1.65%
    --------------------------------------------------------------
- - S&P 500 Index/1/                            2.09%
    --------------------------------------------------------------
--  Blended Benchmark*                          2.08%
    --------------------------------------------------------------

*2% Merrill Lynch 3-Month T-bill, 38% Merrill Lynch Corporate/Gov't Index, 30% S&P 500 Index, 15% MidCap 400 Index, 10% S&P SmallCap 600 Index, and 5% MSCI EAFE Index

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 10/1/05. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW

For the one-year period ended December 31, 2005, Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio Class A shares returned 12.76% versus 12.65% for its benchmark, the Russell Midcap Value Index.

MARKET REVIEW

The U.S. equity markets finished 2005 with solid gains, resulting in a third calendar year of positive returns. After a lackluster first half, the markets strengthened in the third and fourth quarters of the year and the S&P 500 Index returned 4.91% during the one-year period ended December 31, 2005. Value stocks outperformed their growth counterparts for the sixth consecutive year, with the Russell 3000 Value Index returning 6.85% versus the Russell 3000 Growth Index return of 5.17%. From a market cap perspective, mid-caps outperformed large- and small-cap stocks, with the Russell MidCap, Russell 1000, and Russell 2000 Indexes returning 12.65%, 6.27%, and 4.55%, respectively.

PORTFOLIO POSITIONING

During the reporting period, stock selection was strongest in the Consumer Cyclicals, Energy, and Financial sectors, while holdings in Insurance, Technology, and Industrials detracted from performance.

In the Energy sector, our approach has been focused on companies with a favorable mix of competitively low cost structures, positive reserve trends, and disciplined management teams. As a result, many of the Portfolio's holdings have outperformed the extraordinary gains in the sector during the year. We believe the prospects for EOG Resources Inc. (2.5% of the Portfolio), Range Resources Corp. (1.8%), and Williams Companies (1.8%) have all improved in the higher priced environment, particularly as fundamentals in North American natural gas continue to strengthen. Given their strength, we have taken profits in several of the Portfolio's Energy stocks.

In Insurance, difficult headwinds weighed on several of the Portfolio's large holdings, including RenaissanceRe (0.8%) and Willis Group Holdings (0.7%). The destructive hurricane season pressured RenaissanceRe, a reinsurance company. Although we believe the company should recover its losses from an improved pricing cycle, we reduced the Portfolio's exposure to this stock over the reporting period. Willis Group declined after it reported lower earnings attributed to new regulatory requirements. As regulators continue to redefine industry contracts and accounting methods, we believe the environment will become increasingly challenging for many firms as they must decide between growth and profitability.

OUTLOOK

Looking ahead, we believe the market environment still offers quality companies at attractive prices. We think management teams will experience varying degrees of success as they strive to contain rising commodity, regulatory, and operating costs. We believe the merger and acquisition environment should also remain strong, as private equity firms and corporate buyers compete for attractive assets. Additionally, we feel investors are less complacent about secular growth assumptions underlying the Technology, Healthcare and Media sectors. With these trends in mind, it's our belief that our quality focused investment style, driven by fundamental analysis and disciplined valuation, will position us well in the coming months and lead to outperformance over time.

Stocks of smaller and mid-capitalization companies are often more volatile and present greater risks than stocks of larger companies. At times, the Portfolio may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Portfolio is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.

TEAM MANAGED

The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/2005

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    J.C. Penny Co., Inc.           2.74%
                    ---------------------------------------
                    PPL Corp.                      2.67%
                    ---------------------------------------
                    EOG Resources, Inc.            2.46%
                    ---------------------------------------
                    Ambac Financial Group, Inc.    2.37%
                    ---------------------------------------
                    Harrah's Entertainment, Inc.   2.15%
                    ---------------------------------------
                    PG&E Corp.                     2.04%
                    ---------------------------------------
                    Zions Bancorporation           2.03%
                    ---------------------------------------
                    Range Resources Corp.          1.85%
                    ---------------------------------------
                    Bear Stearns Cos., Inc.        1.84%
                    ---------------------------------------
                    Williams Cos., Inc.(The)       1.82%
                    ---------------------------------------
                    American Standard Cos, Inc.    1.82%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                                         27.9%
Non-Cyclical                                       14.2%
Energy                                             13.2%
Cyclical                                           11.9%
Utilities                                          10.3%
Industrials                                         8.9%
Technology                                          6.2%
Basic Materials                                     4.7%
Communications                                      2.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
     GOLDMAN SACHS ASSET MANAGEMENT L.P. VS. RUSSELL MIDCAP VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                           Russell Midcap
                Fund           Value
                ----       --------------
 4/30/2004     $10,000         $10,000
 6/30/2004      10,620          10,622
 9/30/2004      10,740          10,807
12/31/2004      12,098          12,262
 3/31/2005      12,350          12,357
 6/30/2005      12,836          12,938
 9/30/2005      13,555          13,630
12/31/2005      13,629          13,813



    ------------------------------------------------------------
                                  Average Annual Return/3/
                                  (for the year ended 12/31/05)
    ------------------------------------------------------------
                                  1 Year    Since Inception/4/
    ------------------------------------------------------------
    Goldman Sachs Mid Cap Value
--  Portfolio--Class A            12.76%         20.42%
    Class B                       12.54%         20.20%
    ------------------------------------------------------------
- - Russell Midcap Value Index/1/ 12.65%         21.28%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW

Be Wary Of Year-End Predictions

At the end of 2004 the pundits were tripping over themselves predicting further dollar declines and weakness in the foreign markets. Instead, the dollar rallied strongly in 2005 taking the foreign markets higher with it. Typically, a weak home currency bolsters local share prices as many mid-sized and large foreign companies have U.S. dollar revenue and/or they compete against U.S. companies. As a result, European stocks, in local terms, were up over 20% with the DJ STOXX 600 (European) Index up 23.5%. However, the rising dollar had a negative impact on the currency component of total return, ranging from 10-20% depending on the currency.

PORTFOLIO PERFORMANCE REVIEW

During the year ending December 31, 2005, the Morgan Stanley EAFE Index returned 14.02%. During this same period your portfolio out performed the index with a 14.48% return. The greatest contributors to relative performance during the year were out performance of the portfolio's positions in Germany and the Netherlands. The greatest detractors from performance during the year were due to the under-performance of the portfolio's positions in Japan and the United Kingdom coupled with an underweight allocation in Japan.

The two largest contributors for the year were the European exchange operators Euronext and Deutsche Boerse. Both Netherlands based securities exchange Euronext and German Deutsche Boerse, expressed interest in acquiring the London Stock Exchange. When Deutsche Boerse's shareholders prevented it from bidding, it ended the possibility of a value-destructive bidding war, and shares of Euronext and Deutsche Boerse rose strongly in the third quarter. We continue to hold both companies but at somewhat smaller position sizes as the shares have rallied strongly. The two other strong performers for the year were Daiwa Securities Group, Japan's second largest brokerage firm and South Korean, Kookmin Bank. Daiwa, like all Japanese brokerage houses is highly levered to the overall confidence and performance of the local market. With economic fundamentals continuing to improve in Japan, the Nikkei surging ahead in the fourth quarter, has boosted earnings expectations for both its investment banking and retail brokerage business. Kookmin continues to strongly out perform a robust local market.

Detractors for the year were UK companies, Vodafone, British Sky Broadcasting ("BskyB") and Signet Plc along with South Korean SK Telecom. Vodafone was hurt by its weak Japanese subsidiary and BskyB, a satellite broadcasting company, suffered from competition fears. We continue to believe both offer exceptional long-term value. UK based jewelry retailer Signet Plc suffered from an extremely weak retail environment in UK in 2005. While lower in the UK, sales in the U.S. represent two-thirds of the company's total sales and it continues to outperform its peers in the U.S. market. We believe that Signet will build shareholder value over time in both sales and profitability. SK Telecom's operating results continue to be solid. However, higher than expected capital expenditures and concerns over capital allocation seem to be holding the stock back from reaching intrinsic value.

OUTLOOK

We enter 2006 unhedged, as we believe the U.S. dollar has approached a reasonable value level against other major currencies when measured by purchasing power parity.

We look forward to the future because we continue to believe there is good value in the global equity markets.

Thank you for your continued confidence and support.

DAVID G. HERRO
ROBERT A. TAYLOR
Portfolio Managers
HARRIS ASSOCIATES L.P.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                  3.40%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG    3.11%
                  --------------------------------------------
                  NTT DoCoMo, Inc.                     2.96%
                  --------------------------------------------
                  SK Telecom Co., Ltd.                 2.92%
                  --------------------------------------------
                  Diageo Plc                           2.82%
                  --------------------------------------------
                  Bank of Ireland                      2.80%
                  --------------------------------------------
                  Euronext N.V.                        2.72%
                  --------------------------------------------
                  Nestle S.A.                          2.68%
                  --------------------------------------------
                  Takeda Pharmaceutical Co., Ltd.      2.55%
                  --------------------------------------------
                  Novartis AG                          2.53%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

United Kingdom                        23.4%
Japan                                 15.0%
Switzerland                           14.8%
France                                10.0%
Germany                                8.7%
Netherlands                            7.7%
South Korea                            7.6%
Italy                                  3.1%
Ireland                                2.9%
Other                                  6.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
                 HARRIS ASSOCIATES L.P. VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

               [CHART]

Date            Fund          MSCI EAFE
----            ----          ---------
10/9/2001      $10,000         $10,000
12/31/2001      10,969          10,391
3/31/2002       10,787          10,450
6/30/2002       10,473          10,249
9/30/2002        8713            8231
12/31/2002       8984            8765
3/31/2003        7890            8052
6/30/2003        9855            9627
9/30/2003       10534           10415
12/31/2003      12124           12196
3/31/2004       12585           12733
6/30/2004       12882           12789
9/30/2004       12903           12760
12/31/2004      14612           14720
3/31/2005       14929           14705
6/30/2005       14878           14595
9/30/2005       16302           16118
12/31/2005      16694           16782


    -------------------------------------------------------------
                                    Average Annual Return/2/
                                  (for the year ended 12/31/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           14.48% 23.25%      11.44%
--  Class B                      14.24% 22.94%      12.89%
    Class E                      14.27% 23.07%      12.34%
    -------------------------------------------------------------
- - MSCI EAFE Index/1/           14.02% 24.18%      13.01%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/2005
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2005, the Portfolio returned 13.58% while its benchmark, the S&P 500 Index, returned 4.91%.

We attribute our strong performance to individual stock selection, particularly in the healthcare and consumer staples sectors. Meanwhile, individual holdings from the utilities and materials groups suffered setbacks during the period and tempered gains.

TOP CONTRIBUTORS INCLUDED HEALTHCARE STOCKS

In reviewing the top performers of the past year, I am struck that more than half of the top 10 are healthcare-related, where our analysts' outstanding research revealed unique potential in several companies. Outside of healthcare, the research team again utilized in-depth analysis to identify underappreciated value in a variety of industries.

The Portfolio's largest position and strongest performance contributor was Celgene, a biotechnology company focused on hematological disease. Celgene has created a new formulation of its multiple myeloma drug, Thalomid, with fewer side effects and greater efficacy. Specifically, the new drug, Revlimid, has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.

Another strong performer was Intuitive Surgical, maker of the innovative Da Vinci automated surgical system. This system allows surgeons to use computer-guided robotic arms to pinpoint their procedures. This allows for smaller incisions, shorter hospital stays and speedier recoveries. We particularly like this company because it not only makes money on the initial sale of the system, but also from parts that must be replaced after every few procedures.

Another pharmaceutical company, eye-care giant Alcon, provided outstanding returns. The demand for Alcon's products has grown with the aging population, new product introductions, better geographic penetration and firm pricing. The company has taken market share in interocular lenses for cataract surgery after introducing Restor, a multi-focal lens that eliminates the need for reading glasses for some patients.

Outside of healthcare, retail stocks were also top contributors. Whole Foods Market, the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Portfolio. The company is refining its store model to a larger, higher return-on-investment format with unique prepared food offerings that generate excitement and intense loyalty among its customers. With only 3% market share of total U.S. grocery sales, I believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets.

DETRACTORS INCLUDED SELECT CONSUMER DISCRETIONARY HOLDINGS

Detractors included luxury hotel company Four Seasons Hotels, which reported a third-quarter loss. Company management blamed the miss on the impact of foreign exchange fluctuations, as well as the costs of implementing an employee incentive plan. While we were disappointed with their recent earnings performance, we remain constructive on the long-term impact of this incentive plan. We maintained our investment in the stock.

Another detractor was Elan of Ireland, which faltered early in the year after its multiple sclerosis drug, Tysabri, was quickly withdrawn from the market after it allegedly contributed to the deaths of two patients in an experimental trial when used in combination with another drug, Avonex. We elected to liquidate the position as the investment thesis for Elan disappeared with its potential revenue stream. Also detracting from the Portfolio was McAfee, an anti-virus and security software vendor, which suffered when Microsoft announced a series of acquisitions and new product introductions aimed at the company's offerings. I opted to exit the position as these fears continue to proliferate.

INVESTMENT STRATEGY AND OUTLOOK

Going forward, we remain cautiously optimistic on the economic and market fronts. We believe that the economy will continue to grow, albeit at a potentially slower pace. Moreover, we believe that the Federal Reserve may be close to ending this round of credit tightening, which could help alleviate some market uncertainty. Above all, we remain committed to our stock selection process, relying on hands on research, rigorous financial analysis, and close monitoring of valuation and risk as we work to identify companies that we believe will outperform regardless of the underlying economic climate.

Thank you for your continued investment.

CLAIRE YOUNG
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/2005

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Celgene Corp.                          3.83%
                -----------------------------------------------
                Yahoo!, Inc.                           3.29%
                -----------------------------------------------
                Whole Foods Market, Inc.               3.05%
                -----------------------------------------------
                Roche Holding AG                       2.83%
                -----------------------------------------------
                UnitedHealth Group, Inc.               2.22%
                -----------------------------------------------
                Teva Pharmaceutical Industries, Ltd.   2.21%
                -----------------------------------------------
                Varian Medical Systems, Inc            1.85%
                -----------------------------------------------
                Adobe Systems, Inc.                    1.82%
                -----------------------------------------------
                Neurocrine Biosciences, Inc.           1.81%
                -----------------------------------------------
                Alcon, Inc                             1.75%
                -----------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                         38.8%
Technology                           22.6%
Financials                           12.6%
Cyclical                             11.4%
Industrials                           6.9%
Communications                        4.7%
Energy                                3.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/2005
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 JANUS AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
               JANUS CAPITAL MANAGEMENT LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

Date                    Fund           S&P 500
----                    ----           -------
2/12/2001             $10,000         $10,000
3/31/2001               7,970           8,512
6/30/2001               8,300           9,010
9/30/2001               6,220           7,687
12/31/2001              7,400           8,509
3/31/2002               7,430           8,533
6/30/2002               6,260           7,389
9/30/2002               5,250           6,113
12/31/2002              5,341           6,628
3/31/2003               5,351           6,420
6/30/2003               6,041           7,408
9/30/2003               6,251           7,605
12/31/2003              6,991           8,531
3/31/2004               7,042           8,675
6/30/2004               7,242           8,824
9/30/2004               6,832           8,659
12/31/2004              7,582           9,458
3/31/2005               7,312           9,255
6/30/2005               7,622           9,382
9/30/2005               8,182           9,720
12/31/2005              8,611           9,923


    --------------------------------------------------------
                               Average Annual Return/2/
                             (for the year ended 12/31/05)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/3/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      13.84% 17.49%        4.03%
--  Class B                 13.58% 17.26%       -3.02%
    Class E                 13.69%    --        16.92%
    --------------------------------------------------------
- - S&P 500 Index/1/         4.91% 14.39%       -0.18%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/05
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



During the latter part of December 2005, Lazard Asset Management assumed the management of the mid-cap portfolio. This does not allow sufficient time to comment on the annual performance of the portfolio, so we've provided a description of the Lazard Mid Cap Portfolio's philosophy and investment approach, as detailed below.

The Lazard Mid Cap Portfolio seeks long-term capital appreciation. Its focus is to outperform the Russell Midcap Index over a full market cycle, with lower volatility. Key to the Portfolio's investment philosophy is seeking to invest in companies that generate both superior free-cash-flow and returns on capital, as the portfolio team believes that these kinds of companies should outperform the market over time. The portfolio management team looks to purchase these companies when team members believe that market sentiment has created an attractive valuation entry point. The Portfolio is typically invested in 60 to 70 securities, with a market capitalization of between $1 billion and $10 billion, or that comprise the Russell Midcap Index.

The portfolio management team seeks to sell stocks from the portfolio when they reach fair valuation, since when a stock trades at or above its fair valuation, the probability of a loss increases.

The Lazard Mid Cap Portfolio management team follows a bottom-up, relative-value investment process that combines industry valuation, financial productivity, and disciplined risk controls. The design of this strategy is intended to allow the Lazard Mid Cap Portfolio to outperform in normal markets, keep pace in up markets, and to preserve capital in down markets versus the benchmark and its peers.

Lazard looks forward to serving the Portfolio's shareowners and, in the future, providing them with regular portfolio updates.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.

LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     Dex Media, Inc.               3.16%
                     --------------------------------------
                     Avaya, Inc.                   2.84%
                     --------------------------------------
                     ARAMARK Corp.--Class B        2.72%
                     --------------------------------------
                     Protective Life Corp.         2.61%
                     --------------------------------------
                     Williams Companies, Inc.      2.40%
                     --------------------------------------
                     Westwood One, Inc.            2.34%
                     --------------------------------------
                     Expedia, Inc.                 2.31%
                     --------------------------------------
                     Dover Corp.                   2.24%
                     --------------------------------------
                     Cabot Corp.                   2.23%
                     --------------------------------------
                     Citizens Communications Co.   2.20%
                     --------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                          22.8%
Financials                            19.2%
Communications                        14.2%
Cyclical                              12.7%
Industrials                           11.4%
Technology                             8.8%
Energy                                 6.1%
Basic Materials                        4.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/05
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                      LAZARD MID CAP PORTFOLIO MANAGED BY
            LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP INDEX/4/
                           Growth Based on $10,000+


                           [CHART]

                   Fund           Russell Midcap
                  -------         --------------
 10/9/2001        $10,000            $10,000
12/31/2001         11,026             11,463
 3/31/2002         11,606             11,950
 6/30/2002         10,826             10,809
 9/30/2002          9,275              8,903
12/31/2002          9,843              9,608
 3/31/2003          9,402              9,381
 6/30/2003         10,874             11,094
 9/30/2003         11,314             11,807
12/31/2003         12,406             13,457
 3/31/2004         12,840             14,148
 6/30/2004         13,456             14,354
 9/30/2004         13,073             14,233
12/31/2004         14,183             16,177
 3/31/2005         14,293             16,137
 6/30/2005         14,475             16,811
 9/30/2005         15,050             17,806
12/31/2005         15,336             18,225


    --------------------------------------------------------
                               Average Annual Return/5/
                             (for the year ended 12/31/05)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/6/
    --------------------------------------------------------
    Lazard Mid Cap
    Portfolio--Class A       8.40% 16.24%       8.96%
--  Class B                  8.06% 15.97%      10.64%
    Class E                  8.23% 16.10%       7.85%
    --------------------------------------------------------
- - Russell Midcap Index/4/ 12.65% 23.79%      15.22%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW AND OUTLOOK

The last two months of 2005 were characterized by a solid November rally and a lackluster December performance. November's advance was helped by the realization of more than 4% productivity growth during the third quarter, as well as oil prices that continued to recede from earlier heights. In December, much of the market's attention focused on inflation and worries of a prolonging of the Federal Reserve's campaign to ratchet interest rates higher, fears which seemed to have abated in the New Year.

We remain optimistic for the equity markets in 2006, which we believe should well-exceed last year's performance. With oil prices appearing to have peaked and the Fed nearing the end of its tightening cycle, we believe two of the major impediments to the market moving higher are now on the sidelines. With lower levels of home-equity-withdrawals available to fuel consumer spending, we expect business spending to become an increasingly important driver of this year's economic performance. Given that we expect earnings to grow at a more moderate high single-digit rate in 2006, we believe a good portion of excess performance could come from earnings multiple expansion. Across the broad market segments, equity valuations appear better than they have in several years, and, specifically, large cap and growth stocks seem the most attractive.

PORTFOLIO PERFORMANCE REVIEW AND STRATEGY

During the two months ending December 31, 2005, the Legg Mason Value Equity Portfolio generated a total return of 6.50% (net of fees) versus a 3.82% return for the benchmark S&P 500 Index. Our outperformance was due to both favorable sector allocation and strong security selection. From a sector allocation perspective, we benefited most from our significantly overweight position in the Consumer Discretionary sector, where our holdings outperformed their sector benchmark and the overall index, and our absence from Consumer Staples, which was the worst performing sector in the benchmark index. In terms of security selection, strong performances by our holdings in Financials, Information Technology and Consumer Discretionary boosted our returns.

Due to the low turnover inherent in our investment philosophy, the Portfolio's risk profile usually does not change from quarter to quarter. That said, across the broad market segments, equity valuations appear better than they have in several years, and, specifically, larger cap names with "growth" characteristics appear the most attractive, causing us to favor that area of the market. While we do not plan to make any dramatic changes to portfolio composition, we will adjust holdings as appropriate on the margin.

MARY CHRIS GAY
Portfolio Manager
LEGG MASON CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Sprint Nextel Corp.                        6.17%
              ---------------------------------------------------
              UnitedHealth Group, Inc.                   5.49%
              ---------------------------------------------------
              Amazon.com, Inc.                           5.37%
              ---------------------------------------------------
              Tyco International, Ltd.                   5.09%
              ---------------------------------------------------
              Google, Inc.--Class A                      4.25%
              ---------------------------------------------------
              AES Corp.                                  3.99%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       3.64%
              ---------------------------------------------------
              eBay, Inc.                                 3.30%
              ---------------------------------------------------
              Aetna, Inc.                                3.16%
              ---------------------------------------------------
              Qwest Communications International, Inc.   3.08%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Technology                                22.4%
Industrials                               16.4%
Non-Cyclical                              16.0%
Cyclical                                  15.4%
Communications                            15.4%
Financials                                14.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 LEGG MASON VALUE EQUITY PORTFOLIO MANAGED BY
            LEGG MASON CAPITAL MANAGEMENT, INC. VS S&P 500 INDEX/1/
                           Growth Based on $10,000+

                   [CHART]

Date            Fund           S&P 500
----            ----           -------
11/1/2005      $10,000         $10,000
12/31/2005      10,650          10,382
3/31/2006       10,650          10,382
6/30/2006       10,650          10,382


    -------------------------------------------------------
                                 Cumulative Return/2/
                            (for the period ended 12/31/05)
    -------------------------------------------------------
                                  Since Inception/3/
    -------------------------------------------------------
    Legg Mason Value Equity
--  Portfolio--Class A                   6.50%
          Class B                        6.50%
    -------------------------------------------------------
- - S&P 500 Index/1/                     3.82%
    -------------------------------------------------------

+ The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ "Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/ Inception of Class A and Class B shares is 11/1/05. Index returns are based on an inception date of 10/31/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. In 2005, the Federal Reserve Board (the Fed) raised interest rates eight times to 4.25%, following five increases over the second half of 2004. This degree of tightening would usually cause long-term bond prices to fall, bringing about negative returns in fixed income markets. The current environment has therefore been somewhat unusual, in that long-term interest rates have remained remarkably steady with the 10-year Treasury finishing the year at 4.39% after starting the year at 4.22%. In most market segments, bond returns, though lackluster, have remained in positive territory for the year. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

EQUITY COMPONENT

For the year ended December 31, 2005, the portfolio underperformed with respect to its benchmark. Stock selection within the auto & transportation and consumer staples sectors were the primary detractors to relative performance. Dana Corp., the auto parts manufacturer, was also a drag on the portfolio as it indicated it would be restating its fiscal year 2004 and first half of 2005 financials due to improper accounting practices. It also delayed the release of the 3/rd/ quarter 2005 results.

Shares of H. J. Heinz, the global food company, declined throughout the year as it suffered from margin pressure in several international commodity-based businesses.

PanAmSat was the major contributor to portfolio performance for the year ended December 31, 2005. Shares of the provider of satellite telecommunications services rose sharply as its announced that Intelsat was purchasing it at a premium of twenty-five percent. The stock had performed well since its initial public offering in March.

An overweight position within the other energy sector also aided relative portfolio performance. In particular, the Portfolio benefited from having an overweight position in the oil well equipment industry where stocks advanced due to a positive fundamental outlook and higher oil prices.

BOND COMPONENT

Detractors from performance in the year were mostly security specific within the bond component of the Portfolio. Certain packaging, household products, and auto parts companies were weak.

U.S. automotive related names remained under pressure, facing market share losses, high pension costs, and elevated energy and commodity costs. Our underweight of this sector benefited relative performance in the year, though detracted on an absolute basis.

Among the contributors to performance were select integrated telecom, chemical, and health services companies. Telecommunication holding Qwest moved to strengthen its balance sheet and improve earnings, boosting bond prices.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

Based on our research contacts with companies, we believe the industrial segment of the economy may continue with above average


--------------------------------------------------------------------------------
                                      18

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


growth. We believe that many of our portfolio companies in these areas may see margin recovery this year as input cost increases moderately while the potential beneficial effects of their own price increases are realized. During the course of the year, we trimmed areas of relative price strength and eliminated some positions in energy stocks and some long-term holdings that have realized their catalysts. We have reinvested these proceeds in several areas including telecommunications and media related companies. For selected companies in these areas, we believe the protracted period of overcapacity, sub-par growth and below average profitability may be ending. We have added stocks with company specific catalysts and attractive valuations that appear to be in the early stages of profitability recoveries.

TEAM MANAGED

NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. EDWARD K. VON DER LINDE AND CHRISTOPHER J. TOWLE HEAD THE TEAM AND ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. MESSRS. VON DER LINDE AND TOWLE, PARTNERS OF LORD ABBETT, HAVE BEEN WITH LORD ABBETT SINCE 1988 AND 1987 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.83%
       ------------------------------------------------------------------
       PanAmSat Holding Corp.                                    2.52%
       ------------------------------------------------------------------
       U.S. Treasury Notes (5.000%, due 02/15/11)                2.43%
       ------------------------------------------------------------------
       AT&T, Inc.                                                2.36%
       ------------------------------------------------------------------
       Eastman Chemical Co.                                      2.32%
       ------------------------------------------------------------------
       Tupperware Brands Corp.                                   2.26%
       ------------------------------------------------------------------
       Northeast Utilities                                       2.15%
       ------------------------------------------------------------------
       Bristol Myers Squibb Co.                                  2.08%
       ------------------------------------------------------------------
       Ameren Corp.                                              2.07%
       ------------------------------------------------------------------
       Heinz Corp.                                               2.06%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Common Stock                                            69.3%
Corporate Bonds & Debt Securities                       25.0%
Convertible Bonds                                        3.4%
Preferred Stock                                          2.3%



--------------------------------------------------------------------------------
                                      19

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


LORD ABBETT AMERICA'S VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. S&P
                                 500 INDEX/1 /
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund            S&P 500
----            ----            -------
5/1/2003       $10,000         $10,000
6/30/2003       10,440          10,662
9/30/2003       10,770          10,945
12/31/2003      12,104          12,278
3/31/2004       12,524          12,485
6/30/2004       12,781          12,700
9/30/2004       13,069          12,462
12/31/2004      14,251          13,613
3/31/2005       14,105          13,320
6/30/2005       14,388          13,502
9/30/2005       14,766          13,989
12/31/2005      14,814          14,281


    --------------------------------------------------------------------
                                          Average Annual Return/2/
                                          (for the year ended 12/31/05)
    --------------------------------------------------------------------
                                          1 Year    Since Inception/3/
    --------------------------------------------------------------------
--  Lord Abbett America's Value Portfolio  3.95%          15.85%
    --------------------------------------------------------------------
- - S&P 500 Index/1/                       4.91%          14.25%
    --------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

In 2005, the Federal Reserve Board (the Fed) raised interest rates eight times to 4.25%, following five increases over the second half of 2004. This degree of tightening would usually cause long-term bond prices to fall, bringing about negative returns in fixed income markets. The current environment has therefore been somewhat unusual, in that long-term interest rates have remained remarkably steady with the 10-year Treasury finishing the year at 4.39% after starting the year at 4.22%. In most market segments, bond returns, though lackluster, have remained in positive territory for the year.

The Merrill Lynch High Yield Master II Index posted a 2.72% total return, the Lehman Aggregate Index posted a 2.43% gain for the year, and the Merrill Lynch All Convertibles Index returned 1.01%. As a point of comparison, the S&P 500 Index was up 4.91%. Convertible bond indexes did not participate in the market's upside to the extent they typically do. This was principally caused by a steep selloff in convertible bonds in the first half of the year. Convertible bonds became vulnerable as valuations were pushed up by aggressive hedge fund buying. When rising short rates began to make their arbitrage less profitable, hedge funds left the market en masse, causing a price decline.

In 2005, investors showed a preference for higher rated securities. Within the high yield market, C-rated bonds underperformed single and double B-rated bonds, with the CCC-Index down -0.56%, the B-Index up 3.72%, and the BB-Index up 3.09%. In the convertible market, investment grade issues beat speculative grade issues as well. Even in the high-grade portion of the market, mortgages, treasuries, and higher-grade corporates outperformed lower rated corporates.

PORTFOLIO REVIEW

Detracting from performance in the year were the auto parts, paper products, and media industries. The paper products industry suffered from the inability to pass along higher input costs. Tembec, a Canadian holding, was further hurt by the appreciation of the Canadian dollar. A media holding suffered poor performance, negatively affected by restructuring efforts aimed to benefit stockholders.

U.S. automotive related names remained under pressure, facing market share losses, high pension costs, and elevated energy and commodity costs. Our underweight of this sector benefited performance in the year. Energy and energy related holdings were the largest contributors to performance in 2005, as energy prices and capital spending remained elevated throughout the year. Additionally, telecommunications holdings outperformed during the year.

As referenced above, we benefited from our positioning within the convertible securities arena. Our relatively conservative security selection outperformed that of the primary benchmark, especially during the market selloff this spring.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

The economy has proven to be resilient and we believe it is in good shape heading into 2006. We believe there may be good GDP growth coupled with contained inflation. While earnings growth should moderate, we expect it to maintain a healthy pace in coming quarters.

Perhaps the most important economic trend is the lessening of inflation. In 2005, rising inflation was driven by higher energy and commodity costs, and elicited a strong response from the Fed. Core inflation metrics have recently softened, as competitive global markets have made it quite difficult for companies to pass price increases to the consumer. We believe we are now near the end of the tightening cycle, and could potentially see a more favorable environment for financial assets in the coming year.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       U.S. Treasury Note (5.000%, due 02/15/11)                 2.90%
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.56%
       ------------------------------------------------------------------
       U.S. Treasury Note (4.375%, due 05/15/07)                 1.25%
       ------------------------------------------------------------------
       General Motors Acceptance Corp. (7.250%, due 03/02/11)    1.04%
       ------------------------------------------------------------------
       El Paso Corp. (7.000%, due 05/15/11)                      0.94%
       ------------------------------------------------------------------
       Cincinnati Bell, Inc. (8.250%, due 01/15/13)              0.93%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.00%, due 04/01/35)    0.92%
       ------------------------------------------------------------------
       Qwest Capital Funding, Inc. (7.900%, due 08/15/10)        0.81%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.00%, due 11/01/34)    0.77%
       ------------------------------------------------------------------
       Fluor Corp. (1.500%, due 02/15/24)                        0.67%
       ------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Corporate Bonds                                           81.1%
U.S. Government Agency Obligations                        14.8%
Equity Securities                                          4.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/3/ AND CREDIT SUISSE FIRST BOSTON HIGH
                                YIELD INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                               Credit Suisse
Date            Fund         First Boston High       Lehman Bros.
----            ----         -----------------       ------------
5/1/1996        $10,000        $10,081                 $10,000
6/30/1996       10,201          10,103                  10,114
9/30/1996       10,790          10,482                  10,300
12/31/1996      11,288          10,945                  10,609
3/31/1997       11,432          11,106                  10,550
6/30/1997       12,147          11,585                  10,938
9/30/1997       12,778          12,130                  11,302
12/31/1997      13,052          12,326                  11,636
3/31/1998       13,709          12,697                  11,815
6/30/1998       13,791          12,857                  12,091
9/30/1998       13,197          12,067                  12,603
12/31/1998      13,869          12,397                  12,646
3/31/1999       14,082          12,601                  12,581
6/30/1999       14,004          12,747                  12,470
9/30/1999       13,812          12,543                  12,555
12/31/1999      14,341          12,804                  12,540
3/31/2000       14,479          12,639                  12,817
6/30/2000       14,551          12,695                  13,039
9/30/2000       14,871          12,782                  13,433
12/31/2000      14,465          12,135                  13,998
3/31/2001       14,859          12,733                  14,422
6/30/2001       14,782          12,654                  14,503
9/30/2001       14,180          12,151                  15,173
12/31/2001      15,010          12,837                  15,179
3/31/2002       15,089          13,159                  15,194
6/30/2002       14,585          12,857                  15,757
9/30/2002       14,264          12,494                  16,480
12/31/2002      14,950          13,234                  16,739
3/31/2003       15,505          14,148                  16,971
6/30/2003       16,629          15,526                  17,396
9/30/2003       16,950          15,998                  17,371
12/30/2003      17,867          16,931                  17,427
3/31/2004       18,194          17,383                  17,889
6/30/2004       18,001          17,350                  17,452
9/30/2004       18,595          18,131                  18,011
12/31/2004      19,374          18,958                  18,182
3/31/2005       18,975          18,745                  18,096
6/30/2005       19,328          19,101                  18,641
9/30/2005       19,635          19,275                  18,514
12/31/2005      19,726          19,385                  18,623


    -----------------------------------------------------------------
                                        Average Annual Return/6/
                                     (for the year ended 12/31/05)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/7/
    -----------------------------------------------------------------
    Lord Abbett Bond Debenture
--  Portfolio--Class A               1.81%  9.68%  6.40%    7.28%
    Class B                          1.49%  9.37%    --     5.91%
    Class E                          1.60%  9.49%    --     7.23%
    -----------------------------------------------------------------
    Lehman Brothers Aggregate
- - Bond Index/3/                    2.43%  3.62%  5.87%    7.02%
    -----------------------------------------------------------------
    Credit Suisse First Boston High
--  Yield Index/1/                   2.26% 13.56%  9.82%    7.09%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S. by foreign banks and corporations), including deferred-interest bonds and payment in-kind securities. Issues included in the index have maturities of one year or more, and have a credit rating lower than BBB-/Baa3, but are not in default.

/3/Lehman Aggregate Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/4/Merrill Lynch All U.S. Convertible Securities Index is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.

/5/S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

PORTFOLIO REVIEW

Stock selection within the utilities sector detracted from performance relative to the S&P 500 Index during the twelve-month period ended December 31, 2005. Comcast hurt performance as shares fell due to a lowered earnings forecast for 2006, despite strong revenues throughout the year. Within the producer durables sector, shares of Deere fell sharply toward the end of year after reporting an earnings decline based on lower manufacturing volume and slightly slower sales. Finally, negative stock selection within the consumer staples sector hurt performance relative to the benchmark. Kraft Foods was negatively affected by the continued rise in packaging costs due to continued high energy costs.

Stock selection within the technology sector contributed positively to performance relative to the benchmark during the period. Motorola benefited from strong product sales of its Razr phones late in the year. Our underweighting, and eventual liquidation, of IBM was also a contributor as the stock declined mid-year. Within the consumer discretionary sector, the Portfolio's relative sector underweight aided performance relative to the benchmark. And finally, stock selection within the auto and transportation sector also helped performance where the Portfolio avoided the worst falls of the autos but benefited from holding rail company Union Pacific.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

2005 was a challenging year as oil prices moved higher in the first half of the year, and companies within the integrated oils sector benefited greatly. However, this was not the case during the second half, and the Portfolio outperformed the Russell 1000(R) Value Index in the fourth quarter and the second half of the year. While we have been underweight integrated oils, we have a near market weight in the other energy (oil service) sector. Oil prices in time may decline substantially from current levels, but we believe the oil service business will continue to prosper due to strong pricing and demand.

Our continued large underweight in financials penalized the Portfolio in the fourth quarter, yet we have added modestly to financials, primarily in insurance. We continue to be cautious of bank profits which we believe are increasingly generated in businesses that are volatile and unsustainable. The industry is overly competitive and we believe current profit levels are at risk. Our largest overweight sector is healthcare. We have confidence that patience here will be rewarded and find concrete evidence that supports this view. We believe a gradually increasing pipeline of new drugs and an aging population will work together to make these stocks potentially more profitable in the future. Today, the group is fundamentally undervalued on an historical basis. We also have continued to build positions in consumer staples, such as foods. In our opinion, low valuations and depressed earnings help to make these stocks more attractive.

Our philosophy is that good investing stems from a rigorous research approach that causes us sometimes to be wary of what is popular. We seek to uncover opportunities where companies are under earning relative to normal levels.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TEAM MANAGED

NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. ELI M. SALZMANN AND SHOLOM DINSKY HEAD THE TEAM AND HAVE THE JOINT AND PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. THE OTHER SENIOR MEMBERS OF THE TEAM ARE: W. THOMAS HUDSON, JR. AND KENNETH G. FULLER. MESSRS. DINSKY, HUDSON, AND SALZMANN ARE PARTNERS OF LORD ABBETT. MESSRS. HUDSON, SALZMANN, AND FULLER HAVE BEEN WITH LORD ABBETT SINCE 1982, 1997, 2000 AND 2002 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Exxon Mobil Corp.            4.63%
                     -------------------------------------
                     Procter & Gamble Co. (The)   3.43%
                     -------------------------------------
                     Pfizer, Inc.                 2.66%
                     -------------------------------------
                     Wyeth                        2.31%
                     -------------------------------------
                     Novartis AG (ADR)            2.25%
                     -------------------------------------
                     Newmont Mining Corp.         2.06%
                     -------------------------------------
                     International Paper Co.      2.05%
                     -------------------------------------
                     Kraft Foods, Inc.            2.02%
                     -------------------------------------
                     Emerson Electric Co.         1.99%
                     -------------------------------------
                     General Electric Co.         1.98%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                                 31.7%
Industrials                                  15.3%
Financials                                   14.8%
Technology                                    8.6%
Energy                                        8.3%
Basic Materials                               7.9%
Communications                                7.6%
Cyclical                                      2.5%
Utilities                                     1.7%
Mutual Fund                                   1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                  LORD, ABBETT & CO. LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]

  Date          Fund             S&P 500
----------    -------            -------
12/11/1989    $10,000           $10,000
12/31/1989     10,000            10,215
12/31/1990     10,291             9,898
12/31/1991     13,074            12,913
12/31/1992     15,106            13,897
12/31/1993     17,344            15,298
12/31/1994     17,826            15,500
12/31/1995     23,141            21,326
12/31/1996     27,642            26,224
12/31/1997     34,441            34,973
12/31/1998     38,879            44,967
12/31/1999     45,319            54,426
12/31/2000     51,971            49,463
12/31/2001     48,973            43,582
12/31/2002     40,184            33,950
12/31/2003     52,664            43,694
12/31/2004     59,475            48,445
12/31/2005     61,668            50,823



    ------------------------------------------------------------
                               Average Annual Return/2/
                            (for the year ended 12/31/05)
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A  3.68% 15.34%  3.48%  10.30%    12.00%
    Class B             3.39% 15.04%    --      --      6.21%
    ------------------------------------------------------------
- - S&P 500 Index/1/    4.91% 14.39%  0.54%   9.07%    11.01%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

PORTFOLIO REVIEW

The markets experienced volatility throughout 2005, owing to rising short-term interest rates, high energy prices, and heavy hurricane activity along the Gulf Coast. Nevertheless, major indexes did enjoy positive returns for the year. The Fed continued to raise short-term interest rates throughout 2005, with a total of eight increases of 0.25%, bringing the Fed Funds target rate to 4.25% by year end.

While we saw a brief resurgence of growth indexes versus value indexes in the fourth quarter, the year ended with value outperforming growth. While large cap stocks outperformed small cap stocks for the first time in seven years, the most notable performance came from the mid cap indexes, which significantly outperformed other market segments.

The Portfolio suffered from disappointing stock selection during the year. We underperformed the Russell Midcap(R) Growth Index, which rose 12.10% for the year. The most significant detractor from the Portfolio's relative performance in 2005 compared to the Russell Midcap(R) Growth Index was stock selection within the technology sector. Enterprise Voice Over Internet Protocol (VoIP) equipment maker Avaya Inc. experienced setbacks from lagging product sales and higher non-cash expenses relating to a purchase. Symbol Technologies, a provider of mobility solutions, announced disappointing results for second quarter and lowered guidance, along with the departure of its CEO. Stock selection within the consumer discretionary sector was also a detractor from performance. Petco Animal Supplies, Inc., a pet and supplies retailer, suffered from a lackluster retail environment and higher gasoline prices.

The most significant contributor to the Portfolio's relative performance compared to the benchmark during 2005 was stock selection and position underweight within the auto and transportation sector. UTi Worldwide, Inc., a logistics company specializing in air and sea freight-forwarding, beat analysts' earnings expectations as freight forwarding trends outpaced the market. Landstar Systems Inc., a provider of transportation services to shippers, posted strong third quarter results driven by hurricane relief work. Halliburton, Co., a provider of products and services to the oil and gas industries, was the top performing stock in the Portfolio during the year. The stock benefited from strong quarterly earnings, driven by its oilfield service operations and increased prices.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

While the economic expansion appears to remain solid, we believe that 2005's higher commodity prices and short-term interest rates may continue to slow Gross Domestic Product (GDP) growth over the next 12 months. We believe commercial aerospace companies may demonstrate above average revenue and earnings growth driven by new commercial aircraft production. We believe that the property-casualty insurance industry may potentially benefit in 2006 from accelerating revenue growth driven by higher demand by commercial clients and higher premium rates post the 2005 hurricanes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   HCC Insurance Holdings, Inc.     3.33%
                   -----------------------------------------
                   ACE, Ltd.                        2.33%
                   -----------------------------------------
                   CIT Group, Inc.                  2.29%
                   -----------------------------------------
                   Community Health Systems, Inc.   2.02%
                   -----------------------------------------
                   Halliburton Co.                  2.01%
                   -----------------------------------------
                   XTO Energy, Inc.                 2.00%
                   -----------------------------------------
                   Monsanto Co.                     2.00%
                   -----------------------------------------
                   UnitedHealth Group, Inc.         1.98%
                   -----------------------------------------
                   Axis Capital Holdings, Ltd.      1.93%
                   -----------------------------------------
                   Genzyme Corp.                    1.88%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                              23.0%
Industrials                               17.2%
Technology                                15.0%
Financials                                12.1%
Cyclical                                  11.4%
Energy                                     8.7%
Communications                             8.3%
Basic Materials                            4.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



             LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO MANAGED BY
           LORD, ABBETT & CO. LLC VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

Date             Fund    Russell Midcap Growth
----             ----    ---------------------
2/12/2001       $10,000       $10,000
3/31/2001          8440         7,729
6/30/2001         9,640         8,979
9/30/2001         7,710         6,483
12/31/2001        8,930         8,237
3/31/2002         8,720         8,092
6/30/2002         7,800         6,614
9/30/2002         6,570         5,478
12/31/2002        6,750         5,980
3/31/2003         6,770         5,979
6/30/2003         7,950         7,101
9/30/2003         8,160         7,609
12/30/2003        9,160         8,535
3/31/2004         9,460         8,948
6/30/2004         9,471         9,042
9/30/2004         9,030         8,650
12/31/2004       10,300         9,856
3/31/2005        10,020         9,691
6/30/2005        10,180         10,024
9/30/2005        10,560         10,680
12/31/2005       10,772         11,048


    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                      (for the year ended 12/31/05)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/4/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
    Portfolio--Class A                4.71% 17.22%       2.84%
--       Class B                      4.58% 16.86%       1.53%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/2/   12.10% 22.70%       2.06%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

PORTFOLIO REVIEW

For the twelve-month period ending December 31, 2005, the portfolio underperformed with respect to the Russell Midcap(R) Index. Stock selection within the materials & processing and auto & transportation sectors were the primary detractors to relative performance. Within the materials & processing sector, the Portfolio suffered as the share prices of paper and packaging companies, Meadwestvaco Corp. and Pactiv Corp., declined due to margin compression as result of higher raw material and energy costs along with softening demand.

Dana Corp., the auto parts manufacturer, was also a drag on the Portfolio as it indicated it would be restating its fiscal year 2004 and first half of 2005 financials due to improper accounting practices. It also delayed the release of the 3/rd/ quarter 2005 results.

An overweight position within the strong performing other energy sector was the primary contributor to portfolio performance during the period. In particular, the Portfolio benefited from having an overweight position in the oil well equipment industry where stocks advanced due to a positive fundamental outlook and higher oil prices.

In addition, stock selection within the consumer staples sector contributed to portfolio performance. Shares of Dean Foods Co. rose as a result of strong earnings and a positive outlook.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

Based on our research contacts with companies, we believe the industrial segment of the economy may continue with above average growth. We believe that many of our portfolio companies in these areas may see margin recovery this year as input cost increases moderate while the potential beneficial effects of their own price increases are realized. During the course of the year, we trimmed areas of relative price strength and eliminated some positions in energy stocks and some long-term holdings that have realized their catalysts. We have reinvested these proceeds in several areas including telecommunications and media related companies. For selected companies in these areas, we believe the protracted period of overcapacity, sub-par growth and below average profitability may be ending. We have added stocks with company specific catalysts and attractive valuations that appear to be in the early stages of potential profitability recoveries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TEAM MANAGED

NOTE TO INVESTORS: LORD ABBETT USES A TEAM OF INVESTMENT MANAGERS AND ANALYSTS ACTING TOGETHER TO MANAGE THE PORTFOLIO'S INVESTMENTS. EDWARD K. VON DER LINDE, PARTNER AND INVESTMENT MANAGER, HEADS THE TEAM. THE OTHER SENIOR MEMBERS ARE EILEEN BANKO, HOWARD E. HANSEN, AND DAVID G. BUILDER. MR. VON DER LINDE AND MR. HANSEN ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Sabre Holdings Corp.           2.57%
                    ---------------------------------------
                    Eastman Chemical Co.           2.43%
                    ---------------------------------------
                    Pactiv Corp.                   2.31%
                    ---------------------------------------
                    R. R. Donnelley & Sons Co.     2.19%
                    ---------------------------------------
                    GlobalSantaFe Corp.            2.15%
                    ---------------------------------------
                    Cadence Design Systems, Inc.   2.10%
                    ---------------------------------------
                    Timken Co.                     2.08%
                    ---------------------------------------
                    King Pharmaceuticals, Inc.     2.07%
                    ---------------------------------------
                    Genuine Parts Co.              2.05%
                    ---------------------------------------
                    Ball Corp.                     2.00%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Industrials                               19.6%
Financials                                13.8%
Cyclical                                  13.3%
Communications                            13.1%
Basic Materials                           12.6%
Non-Cyclical                               8.5%
Energy                                     8.4%
Utilities                                  5.5%
Technology                                 5.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
          LORD, ABBETT & CO. LLC VS. INDICES 1 AND 2 (SEE FOOTNOTES)
                           Growth Based on $10,000+

                              [CHART]

Date            Fund        Russell Midcap          S&P Midcap 400
----            ----        --------------          --------------
8/20/1997       $10,000        $10,000                 $10,066
9/30/1997       10,440          10,561                  10,630
12/31/1997      10,490          10,678                  11,204
3/31/1998       11,361          11,833                  12,306
6/30/1998       11,308          11,654                  11,797
9/30/1998        9,383           9,927                  10,169
12/31/1998      10,606          11,757                  11,727
3/31/1999       10,125          11,702                  10,783
6/30/1999       11,829          12,973                  12,392
9/30/1999       10,940          11,858                  11,185
12/31/1999      11,211          13,902                  12,000
3/31/2000       12,366          15,304                  12,752
6/30/2000       13,198          14,614                  12,413
9/30/2000       14,890          15,609                  14,033
12/31/2000      17,139          15,049                  15,341
3/31/2001       16,703          13,470                  14,811
6/30/2001       17,659          14,754                  16,497
9/30/2001       16,267          12,119                  14,351
12/31/2001      18,527          14,203                  16,436
3/31/2002       19,674          14,807                  18,068
6/30/2002       18,472          13,393                  17,007
9/30/2002       15,754          11,031                  13,864
12/31/2002      16,802          11,904                  14,775
3/31/2003       15,426          11,623                  13,918
6/30/2003       17,910          13,746                  16,588
9/30/2003       18,796          14,631                  17,782
12/30/2003      21,196          16,675                  20,716
3/31/2004       22,625          17,532                  21,862
6/30/2004       23,245          17,786                  22,122
9/30/2004       23,317          17,637                  21,949
12/31/2004      26,458          20,046                  24,638
3/31/2005       26,458          19,996                  24,463
6/30/2005       27,082          20,831                  25,652
9/30/2005       28,220          22,065                  27,040
12/31/2005      28,649          22,583                  27,494


    -------------------------------------------------------------------------
                                             Average Annual Return/4/
                                          (for the year ended 12/31/05)
    -------------------------------------------------------------------------
                                      1 Year 3 Year 5 Year Since Inception/5/
    -------------------------------------------------------------------------
    Lord Abbett Mid-Cap
--  Value Portfolio--Class A           8.28% 19.47% 10.82%       13.41%
             Class B                   8.05% 19.19%    --        11.89%
    -------------------------------------------------------------------------
    S&P MidCap 400/Barra
- - Value Index/2/                    11.60% 23.00% 12.38%       12.76%
    -------------------------------------------------------------------------
--  Russell Midcap Index/3/           12.65% 23.79%  8.45%       10.22%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Aggressive Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 10.38% gain bested the 7.67% return of its benchmark by 271 bps (the Aggressive Blended Benchmark is comprised of the following mix: 76% Wilshire 5000, 19% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the Wilshire 5000 Stock Index return of 6.38%.

During the year, the Portfolio was re structured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, the Portfolio added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, in order to help broaden securities diversification in large cap value. In light of the new 13% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the year ended December 31, 2005, the Portfolio's more aggressive large-cap growth portfolios provided strong performance for the year versus their benchmarks. Specifically, the Jennison Growth Portfolio returned 13.88% for 2005 and the Janus Aggressive Growth Portfolio returned 13.84% for the same time period versus the 5.26% return of the Russell 1000 Growth Index. The Aggressive Portfolio's large value portfolios, however, did not perform as well as expected. The Lord Abbett Growth and Income Portfolio's return of 3.68% lagged the Russell 1000 Value Index by 337bps. Additionally, the Van Kampen Comstock Portfolio continued its poor start, and has lagged its benchmark index since its May inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks. On the positive side, the Portfolio's other value portfolios posted strong results as the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. The Portfolio's small allocation to the RCM Global Technology Portfolio added to performance with an 11.35% return for 2005 besting the NASDAQ Index by 923 bps. On the international front, allocations to the MFS Research International Portfolio and the Harris Oakmark International Portfolio were positives as both these portfolios outperformed their benchmark, the MSCI EAFE Index, by 275 bps and 46 bps respectively.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Van Kampen Comstock Portfolio             13.02%
               --------------------------------------------------
               Janus Aggressive Growth Portfolio         12.01%
               --------------------------------------------------
               Lord Abbett Growth and Income Portfolio   11.95%
               --------------------------------------------------
               Davis Venture Value Portfolio             11.92%
               --------------------------------------------------
               Harris Oakmark International Portfolio     9.93%
               --------------------------------------------------
               Third Avenue Small Cap Value Portfolio     8.02%
               --------------------------------------------------
               MFS Research International Portfolio       7.18%
               --------------------------------------------------
               Jennison Growth Portfolio                  7.01%
               --------------------------------------------------
               Harris Oakmark Focused Value Portfolio     4.98%
               --------------------------------------------------
               Met/AIM Small Cap Growth Portfolio         4.01%
               --------------------------------------------------
               RCM Global Technology Portfolio            3.96%
               --------------------------------------------------
               Turner Mid-Cap Growth Portfolio            3.02%
               --------------------------------------------------
               Goldman Sachs Mid-Cap Value Portfolio      2.99%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


   METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. AGGRESSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund         Wilshire 5000    Aggressive Benchmark
----            ----         -------------    --------------------
11/3/2004      $10,000          $10,000            $10,000
12/31/2004      10,715           10,713             10,843
3/31/2005       10,555           10,533             10,602
6/30/2005       10,776           10,709             10,848
9/30/2005       11,428           11,253             11,285
12/31/2005      11,828           11,537             11,535


    ----------------------------------------------------------------
                                 Average Annual Return/6/
                              (for the year ended 12/31/05)
    ----------------------------------------------------------------
                                                  Cumulative Return
                                                   (for the period
                        1 Year Since Inception/8/ ended 12/31/05)/7/
    ----------------------------------------------------------------
    MetLife Aggressive
    Strategy
    Portfolio--Class A     --           --              15.12%
--        Class B       10.38%       18.27%                --
    ----------------------------------------------------------------
    Aggressive Blended
- - Benchmark/1/         7.67%       13.02%             11.85%
    ----------------------------------------------------------------
    Wilshire 5000 Stock
--  Index/2/             6.38%       13.02%             11.25%
                        --------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Aggressive Blended Benchmark--Comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Aggressive Blended Benchmark to the Dow Jones Wilshire 5000 Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/8/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Balanced Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 7.12% gain outperformed the 6.13% return of its benchmark by 99bps (the Balanced Blended Benchmark is comprised of the following mix: 52% Wilshire 5000, 30% Lehman Brothers Universal, 13% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, the Portfolio added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, in order to help broaden securities diversification in large cap value. In light of the new 9% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced. In addition, Met Investors Advisory LLC added an allocation to the Salomon Brothers U.S. Government Portfolio, which pursues a short to intermediate duration strategy, as another fixed income option.

In terms of relative performance for the period, the fixed income component of the Balanced Strategy Portfolio proved to be the main detractor of performance relative to the index for the year ended 12/31/05. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration and increased exposure to the short-end of the yield curve. In the short-term, this produced a negative effect on performance for the Salomon Brothers U.S. Government Portfolio as the Fed continued to hike short-term rates over the course of 2005. The PIMCO Total Return Portfolio modestly added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, Met Investors Advisory LLC continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The three biggest equity components in the Portfolio also experienced difficulty in 2005. The Oppenheimer Capital Appreciation Portfolio returned 4.99%, lagging the Russell 1000 Growth Index by 27 bps. The Lord Abbett Growth and Income Portfolio's 2005 return of 3.68% lagged the Russell 1000 Value Index by 337 bps primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Lastly, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, and has lagged its benchmark index since the Portfolio's inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks.

On the positive side, a handful of underlying portfolios produced strong results for the year. The value portfolios, the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio, all had strong performance relative to their respective benchmarks. The Balanced Portfolio's growth portfolios also turned in an impressive 2005 as the Jennison Growth Portfolio, Janus Aggressive Growth Portfolio, Turner Mid-Cap Growth Portfolio and the T. Rowe Price Mid Cap-Cap Growth Portfolio, all outperformed their respective benchmarks. In addition, allocations to the MFS Research International Portfolio and the Harris Oakmark International Portfolio were positives as both of these portfolios outperformed their benchmark, the MSCI EAFE Index, by 275 bps and 46 bps respectively. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                9.10%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio   9.03%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio         8.81%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      8.04%
             -----------------------------------------------------
             Davis Venture Value Portfolio                8.02%
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 7.82%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     6.76%
             -----------------------------------------------------
             Harris Oakmark International Portfolio       6.02%
             -----------------------------------------------------
             MFS Research International Portfolio         5.18%
             -----------------------------------------------------
             Salomon Brothers US Government Portfolio     4.87%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio       4.05%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio       4.02%
             -----------------------------------------------------
             Jennison Growth Portfolio                    3.04%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio            3.03%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio        3.02%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio       2.07%
             -----------------------------------------------------
             T. Rowe Price Mid-Cap Growth Portfolio       2.06%
             -----------------------------------------------------
             Turner Mid-Cap Growth Portfolio              2.03%
             -----------------------------------------------------
             Met/AIM Small Cap Growth Portfolio           2.02%
             -----------------------------------------------------
             Lazard Mid Cap Portfolio                     1.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE BALANCED STRATEGY PORTFOLIO VS. BALANCED BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund         MSCI Global     Balanced Benchmark
----            ----         -----------     ------------------
11/3/2004      $10,000         $10,000           $10,000
12/31/2004      10,419          10,501            10,701
3/31/2005       10,298          10,363            10,567
6/30/2005       10,490          10,578            10,590
9/30/2005       10,915          10,934            10,990
12/31/2005      11,161          11,144            11,136

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2005

                                    [CHART]

Registered Investment Company         100%


    ------------------------------------------------------------------
                                   Average Annual Return
                             (for the year ended 12/31/05)/12/
    ------------------------------------------------------------------
                                                   Cumulative Return
                                                    (for the period
                        1 Year Since Inception/11/ ended 12/31/05)/10/
    ------------------------------------------------------------------
    MetLife Balanced
    Strategy
    Portfolio--Class A     --           --               10.21%
--        Class B        7.12%       11.61%                 --
    ------------------------------------------------------------------
    Balanced Blended
- - Benchmark/1/         6.13%        9.73%               8.69%
    ------------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/    4.06%        9.66%               5.96%
    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Balanced Blended Benchmark--Comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Balanced Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/Russell 1000 Value Index: offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/11/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/12/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/13/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the year ended December 31, 2005, the MetLife Defensive Strategy Portfolio nearly matched the return for its blended benchmark with a 4.48% gain versus a 4.59% return for the benchmark (the Defensive Blended Benchmark is comprised of the following mix: 28% Wilshire 5000, 55% Lehman Brothers Universal, 7% MSCI EAFE, and 10% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, on the fixed-income side, the Portfolio added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund. In light of the new 15% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. On the equity side, to help broaden the Portfolio's securities diversification in large cap value, we added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the year, the fixed income component of the Defensive Strategy Portfolio proved to be the main reason for the modest lag in performance relative to the index for the year ended December 31, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration and increased exposure to the short-end of the yield curve, which proved to be a negative as the Fed continued to hike short-term rates over the course of 2005. The PIMCO Total Return Portfolio modestly added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, Met Investors Advisory LLC continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The three biggest equity components in the Portfolio also experienced difficulty in 2005. The Oppenheimer Capital Appreciation Portfolio returned 4.99%, lagging the Russell 1000 Growth Index by 27 bps. The Lord Abbett Growth and Income Portfolio's 2005 return of 3.68% lagged the Russell 1000 Value Index by 337 bps primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Lastly, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, and has lagged its benchmark index since the Portfolio's inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks.

On the positive side, a handful of underlying portfolios produced strong results for the year. The Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 19.78%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     15.63%
             -----------------------------------------------------
             Salomon Brothers US Government Portfolio     14.79%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.91%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    7.10%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio       6.10%
             -----------------------------------------------------
             MFS Research International Portfolio          4.19%
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                 4.09%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         4.07%
             -----------------------------------------------------
             Davis Venture Value Portfolio                 3.04%
             -----------------------------------------------------
             T. Rowe Price Mid Cap Growth Portfolio        2.08%
             -----------------------------------------------------
             Lazard Mid Cap Growth Portfolio               2.05%
             -----------------------------------------------------
             Jennison Growth Portfolio                     2.05%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        2.05%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        2.03%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio        1.04%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2005

                                    [CHART]

Registered Investment Company         100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. DEFENSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

               [CHART]

Date            Fund          MSCI Global      Defensive Benchmark
----            ----          -----------      -------------------
11/3/2004      $10,000          $10,000             $10,000
12/31/2004      10,134           10,289              10,701
3/31/2005       10,032           10,199              10,567
6/30/2005       10,225           10,440              10,590
9/30/2005       10,459           10,618              10,990
12/31/2005      10,587           10,762              11,136



    -----------------------------------------------------------------
                                   Average Annual Return
                             (for the year ended 12/31/05)/11/
    -----------------------------------------------------------------
                                                   Cumulative Return
                                                    (for the period
                        1 Year Since Inception/10/ ended 12/31/05)/9/
    -----------------------------------------------------------------
    MetLife Defensive
    Strategy
    Portfolio--Class A     --           --               6.07%
--        Class B        4.48%        5.88%                --
    -----------------------------------------------------------------
    Defensive Blended
- - Benchmark/1/         4.59%        6.49%              5.61%
    -----------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/    4.06%        9.66%              5.96%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Defensive Blended Benchmark--Comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Defensive Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/9/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/12/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Growth Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 9.12% gain bested the 7.15% return of it benchmark by 197bps (the Growth Blended Benchmark is comprised of the following mix: 68% Wilshire 5000, 10% Lehman Brothers Universal, 17% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, the Portfolio added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, in order to help broaden securities diversification in large cap value. In light of the new 12% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the year ended December 31, 2005, the equity components proved to be the main reason for the outperformance, as the Portfolio's more aggressive large-cap growth portfolios provided strong performance for the year versus their benchmarks. The Jennison Growth Portfolio returned 13.88% for 2005 and the Janus Aggressive Growth Portfolio returned 13.84% for the same time period versus the 5.26% return of the Russell 1000 Growth Index. The Growth Portfolio's large value portfolios, however, did not perform as well as expected. The Lord Abbett Growth and Income Portfolio's return of 3.68% lagged the Russell 1000 Value Index by 337bps. Additionally, the Van Kampen Comstock Portfolio continued its poor start, and has lagged its benchmark index since its May inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks. On the positive side, the Portfolio's other value managers posted strong results as the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. The Portfolio's small allocation to the RCM Global Technology Portfolio added to performance with an 11.35% return for 2005 besting the NASDAQ Index by 923 bps. On the international front, allocations to the MFS Research International Portfolio and the Harris Oakmark International Portfolio were positives as both these portfolios outperformed their benchmark, the MSCI EAFE Index, by 275 bps and 46 bps respectively. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

The relatively small fixed income component of the Growth Strategy Portfolio (approximately 15%) experienced difficulty during 2005. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                12.06%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      11.99%
             -----------------------------------------------------
             Davis Venture Value Portfolio                10.96%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio             8.03%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        7.97%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        7.04%
             -----------------------------------------------------
             MFS Research International Portfolio          6.17%
             -----------------------------------------------------
             Jennison Growth Portfolio                     5.02%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    4.98%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      4.80%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio        4.00%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          3.90%
             -----------------------------------------------------
             Met/AIM Small Cap Growth Portfolio            3.02%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         3.00%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio        2.06%
             -----------------------------------------------------
             Turner Mid-Cap Growth Portfolio               2.01%
             -----------------------------------------------------
             RCM Global Technology Portfolio               1.98%
             -----------------------------------------------------
             T. Rowe Price Mid-Cap Growth Portfolio        1.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company         100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       METLIFE GROWTH STRATEGY PORTFOLIO VS. GROWTH BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                 [CHART]

   Date        Fund       MSCI Global    Growth Benchmark
   ----        ----       -----------    ----------------
 11/3/2004    $10,000       $10,000           $10,000
12/31/2004     10,630        10,643            10,701
 3/31/2005     10,479        10,477            10,567
 6/30/2005     10,691        10,665            10,590
 9/30/2005     11,254        11,146            10,990
12/31/2005     11,600        11,404            11,136



    -----------------------------------------------------------------------
                                         Average Annual Return/11/
                                       (for the year ended 12/31/05)
    -----------------------------------------------------------------------
                                                       Cumulative Return/9/
                                            Since        (for the period
                                  1 Year Inception/10/   ended 12/31/05)
    -----------------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A               --        --             13.20%
--        Class B                  9.12%    13.63%               --
    -----------------------------------------------------------------------
    Growth Blended
- - Benchmark/1/                   7.15%    11.92%            10.79%
    -----------------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/              4.06%     9.66%             5.96%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Growth Blended Benchmark--Comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Growth Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/7/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/8/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/9/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/12/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Moderate Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 5.81% gain outperformed the 5.35% return of its benchmark by 46bps (the Moderate Blended Benchmark is comprised of the following mix: 40% Wilshire 5000, 45% Lehman Brothers Universal, 10% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, on the fixed-income side, the Portfolio added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund. In light of the new 8% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. On the equity side, to help broaden the Portfolio's securities diversification in large cap value, we added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the year, the fixed income component of the Moderate Strategy Portfolio proved to be the main detractor from performance relative to the index for the year ended December 31, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration and increased exposure to the short-end of the yield curve, which proved to be a negative as the Fed continued to hike short-term rates over the course of 2005. The PIMCO Total Return Portfolio modestly added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, Met Investors Advisory LLC continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The three biggest equity components in the Portfolio also experienced difficulty in 2005. The Oppenheimer Capital Appreciation Portfolio returned 4.99%, lagging the Russell 1000 Growth Index by 27 bps. The Lord Abbett Growth and Income Portfolio's 2005 return of 3.68% lagged the Russell 1000 Value Index by 337 bps primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Lastly, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, and has lagged its benchmark index since the Portfolio's inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks.

On the positive side, a handful of underlying portfolios produced strong results for the year. The Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. In addition, an allocation to the MFS Research International Portfolio was a positive as the Portfolio's overweight to Latin America helped it outperform its index, the MSCI EAFE Index, by 275 bps for 2005. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 14.74%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     11.64%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.84%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio       9.10%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    9.08%
             -----------------------------------------------------
             Salomon Brothers US Government Portfolio      7.84%
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                 6.10%
             -----------------------------------------------------
             MFS Research International Portfolio          5.21%
             -----------------------------------------------------
             Jennison Growth Portfolio                     4.07%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         4.05%
             -----------------------------------------------------
             Davis Venture Value Portfolio                 4.03%
             -----------------------------------------------------
             T. Rowe Price Mid-Cap Growth Portfolio        3.11%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        3.05%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        3.02%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio        2.08%
             -----------------------------------------------------
             Lazard Mid Cap Portfolio                      2.03%
             -----------------------------------------------------
             Turner Mid-Cap Growth Portfolio               1.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05
                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE MODERATE STRATEGY PORTFOLIO VS. MODERATE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

              [CHART]

    Date       Fund        MSCI Global      Moderate Benchmark
    ----       ----        -----------      ------------------
 11/3/2004    $10,000       $10,000             $10,000
12/31/2004     10,255        10,394              10,701
 3/31/2005     10,133        10,277              10,567
 6/30/2005     10,325        10,512              10,590
 9/30/2005     10,660        10,775              10,990
12/31/2005     10,851        10,951              11,136


    ------------------------------------------------------------------
                                   Average Annual Return
                             (for the year ended 12/31/05)/12/
    ------------------------------------------------------------------
                                                   Cumulative Return
                                                    (for the period
                        1 Year Since Inception/11/ ended 12/31/05)/10/
    ------------------------------------------------------------------
    MetLife Moderate
    Strategy
    Portfolio--Class A     --           --                8.16%
--        Class B        5.81%        8.51%                 --
    ------------------------------------------------------------------
    Moderate Blended
- - Benchmark/1/         5.35%        8.10%               7.14%
    ------------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/    4.06%        9.66%               5.96%
    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Moderate Blended Benchmark--Comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Moderate Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/11/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/12/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/13/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS RESEARCH INTERNATIONAL PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the Met Life MFS Research International Portfolio had a total return of 16.42%. In comparison, the portfolio's benchmark, the MSCI EAFE Index returned 14.02%.

CONTRIBUTORS TO PERFORMANCE

Security selection in the energy, financial services, and health care sectors was the primary contributor to the portfolio's relative performance over the period. In energy, global seamless steel pipe manufacturer Tenaris*, Russian oil company Lukoil, neither of which are benchmark constituents, and Norwegian oil and gas company Statoil boosted results as the stocks significantly outperformed the overall benchmark.

Within the financial services sector, several strong-performing stocks which are not benchmark constituents benefited portfolio performance including Brazilian banking firm Unibanco-Uniao de Bancos Brasileiros, and South Korean banking firms Kookmin Bank and Hana Financial Holdings*. Performance in this sector was also bolstered by Japanese real estate firm Leopalace21 and Japanese financial services company Orix.

Although security selection in the health care sector aided relative results over the period, no individual stock within this sector was among the portfolio's greatest contributors.

Securities in other sectors which aided performance included Korean microchip and electronics manufacturer Samsung Electronics and Brazilian iron ore miner Companhia Vale do Rio Doce.

During the reporting period, our currency exposure was a significant contributor to the portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

DETRACTORS FROM PERFORMANCE

Security selection and, to a lesser extent, our underweighted position in the strong-performing special products and services sector held back performance relative to the benchmark during the reporting period. Within this sector, our position in Japanese technology investment firm Softbank* was among the portfolio's greatest detractors, as the stock was eliminated prior to a strong run-up in share price.

Security selection in the retailing sector and the basic materials sector also hurt benchmark relative performance. Within retailing, UK-based home improvement store operator Kingfisher* was among the portfolio's greatest detractors. No individual holdings within basic materials were among the top detractors for the period.

Although the utilities and communications sector aided relative results overall, several holdings within this sector were a drag on performance. These included telecommunications companies Telefonica (Spain) and Deutsche Telekom* (Germany), and Italian Internet service provider FastWeb, which is not a benchmark constituent.

Elsewhere, Japanese electronic devices manufacturer Seiko Epson*, Japanese video game console maker Nintendo, and UK-based pharmaceutical company GlaxoSmithKline hurt relative results.

The portfolio's cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

The views expressed are those of MFS, and are subject to change at any time. These views should not be relied upon as investment advice, as securities recommendations, or as an indication of trading intent on behalf of any other MFS investment product.

Past performance is no guarantee of future results.

TEAM MANAGER

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

*Security was not held in the portfolio at period-end.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Samsung Electronics Co., Ltd.      3.53%
                  -------------------------------------------
                  Total Fina Elf S.A.                3.25%
                  -------------------------------------------
                  Nestle S.A.                        2.36%
                  -------------------------------------------
                  Roche Holdings AG                  2.35%
                  -------------------------------------------
                  GlaxoSmithKline Plc                2.34%
                  -------------------------------------------
                  Schneider Electric S.A.            1.91%
                  -------------------------------------------
                  UBS AG                             1.87%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   1.76%
                  -------------------------------------------
                  BNP Paribas S.A.                   1.66%
                  -------------------------------------------
                  BHP Billiton Plc                   1.66%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

United Kingdom                         18.7%
Japan                                  16.8%
France                                 13.3%
Switzerland                             7.9%
Korea                                   7.9%
Italy                                   4.6%
Spain                                   3.6%
Brazil                                  3.5%
Germany                                 3.3%
Others                                 20.4%



--------------------------------------------------------------------------------
                                      48

--------------------------------------------------------------------------------
MFS RESEARCH INTERNATIONAL PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                MFS RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
        MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                              MSCI
Date             Fund         EAFE
----             ----         ----
2/12/2001      $10,000     $10,000
3/31/2001        8,830       8,991
6/30/2001        9,150       8,913
9/30/2001        8,040       7,669
12/31/2001       8,486       8,205
3/31/2002        8,516       8,251
6/30/2002        8,375       8,092
9/30/2002        7,154       6,499
12/31/2002       7,484       6,920
3/31/2003        6,993       6,357
6/30/2003        8,018       7,601
9/30/2003        8,521       8,223
12/31/2003       9,882       9,630
3/31/2004       10,306      10,053
6/30/2004       10,336      10,097
9/30/2004       10,477      10,074
12/31/2004      11,814      11,622
3/31/2005       11,692      11,610
6/30/2005       11,510      11,523
9/30/2005       13,077      12,726
12/31/2005      13,754      13,251


    -----------------------------------------------------------------
                                          Average Annual Return
                                     (for the year ended 12/31/05)/2/
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    MFS Research International
    Portfolio--Class A               16.77% 22.72%       8.35%
--        Class B                    16.42% 22.49%       6.75%
          Class E                    16.52% 22.57%      13.51%
    -----------------------------------------------------------------
- - MSCI EAFE Index/1/               14.02% 24.18%       5.93%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



PORTFOLIO HIGHLIGHTS

Financial markets ended the year with mostly positive returns. Domestic equity markets were aided by continued corporate earnings growth; in addition, increased spending on nondurable goods and greater residential and corporate investment advanced GDP growth. The prolonged cycle of monetary policy tightening continued and contributed to additional yield curve flattening. Before year end yields on 2-year and 10-year US Treasuries inverted for the 1st time since December 2000.

In this environment, REITs, as measured by the NAREIT Equity Index, generated positive total returns. For the period, the Neuberger Berman Real Estate Portfolio outperformed the NAREIT Equity Index.

During the year, REIT performance in general varied from Quarter to Quarter--the first quarter posted a loss for REITs, followed by three positive quarters. Ultimately, REITs were supported by investor expectations that a continued improvement in underlying operating fundamentals, driven in part by constructive supply and demand factors, should result in further earnings and dividend growth. In addition, REITs benefited from favorable cash flow characteristics in comparison to other investments.

Most major NAREIT property types exhibited increases for the period. Those that posted the greatest contributions to returns included Offices, Apartments, and Regional Malls. Manufactured Home properties were the only detractor from absolute returns for the Index.

For the Neuberger Berman Real Estate Portfolio, absolute and relative performance was driven primarily by the Office and Diversified sectors. The Portfolio's holdings in both of these sectors substantially outperformed versus the returns generated by the corresponding NAREIT sectors. In total, both stock selection and sector allocation were modestly additive to relative performance. All sectors contributed positively to the Portfolio on an absolute basis.

OUTLOOK

Our outlook for REITs remains constructive based on the following points: REIT industry earnings growth could accelerate to 8% driven by still improving fundamentals in most core property sectors, a continuation of merger and acquisition activity, and increased investor focus on REITs with development expertise. Combined with dividend growth of approximately 4%, and assuming no improvement in valuations, we believe total returns could be in the range of 8% to 10% for 2006.

Commercial real estate property fundamentals remain very favorable. Apartments, office buildings and industrial properties are all experiencing rising levels of occupancy. Retail properties are experiencing rental growth rates in excess of that of the CPI. Hotel assets are experiencing rising rate and occupancy levels. Modest supply growth in most property categories is supporting these strong fundamentals. Essentially, all these property segments are benefiting from increased pricing power, which translates into improved operating results.

STEVEN R. BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               SL Green Realty Corp. (REIT)             6.02%
               -------------------------------------------------
               Trizec Properties, Inc. (REIT)           5.80%
               -------------------------------------------------
               ProLogis (REIT)                          5.20%
               -------------------------------------------------
               Simon Property Group, Inc. (REIT)        5.01%
               -------------------------------------------------
               Colonial Properties Trust (REIT)         4.45%
               -------------------------------------------------
               Camden Property Trust (REIT)             4.31%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   4.25%
               -------------------------------------------------
               Equity Residential (REIT)                4.10%
               -------------------------------------------------
               Vornado Realty Trust (REIT)              4.07%
               -------------------------------------------------
               Maguire Properties, Inc. (REIT)          3.84%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Office                             26.0%
Apartments                         17.5%
Regional Malls                     15.1%
Diversified                        13.3%
Industrials                         9.6%
Lodging                             7.0%
Community Centers                   6.1%
Health Care                         5.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
       NEUBERGER BERMAN MANAGEMENT, INC. VS. NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

                  [CHART]

Date             Fund    NAREIT REIT
----             ----    -----------
5/1/2004       $10,000     $10,000
6/30/2004       10,350      11,027
9/30/2004       11,130      11,935
12/31/2004      12,975      13,751
3/31/2005       12,090      12,777
6/30/2005       13,848      14,624
9/30/2005       14,337      15,184
12/31/2005      14,739      15,418


    -----------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the year ended 12/31/05)
    -----------------------------------------------------------
                                 1 Year    Since Inception/3/
    -----------------------------------------------------------
    Neuberger Berman Real Estate
    Portfolio--Class A           13.61%         26.13%
--  Class B                      13.29%         25.80%
    Class E                      13.45%         25.99%
    -----------------------------------------------------------
- - NAREIT Equity REIT Index/1/  12.13%         29.57%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class B shares will differ from that of the Class A and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE.
Over the 12-month period ended December 31, 2005, the Portfolio participated in most of the U.S. stock market's overall gains. However, the Portfolio's returns were lower than those of its benchmark and Lipper category average, primarily due to disappointing stock selections in the media industry.

During the first half of the year, the Portfolio received positive performance contributions from a number of its holdings in the energy and industrials sectors, where integrated oil companies, such as ExxonMobil Corp., and diversified conglomerates, such as General Electric Co., supported returns. In addition, the Portfolio's focus on well-known companies selling at attractive valuations led it to a number of potential opportunities among technology companies. Sales and revenues for technology leaders such as microchip maker Intel Corp. and computing giant International Business Machines Corp. were expected to rise as corporate customers became more comfortable increasing expenditures for new equipment. However, rising interest rates and higher energy prices made executives more cautious, and many companies postponed new purchases.

The Portfolio also had identified a number of dominant media companies selling at substantial discounts to historical averages due to a persistent advertising slump. However, the slump did not end for companies focused on traditional media, and their shares largely failed to rebound. Finally, some of the Portfolio's holdings of large pharmaceutical disappointed when company-specific problems, including product safety issues, put downward pressure on earnings.

When the new management team took the Portfolio's reins in October, we began to reduce its emphasis on attractively valued growth stocks and increase its focus on fundamentally sound, reasonably valued, high quality companies that we believed were poised to benefit from certain long-term, secular trends. In the health care area, we changed the Portfolio's emphasis from large pharmaceutical companies to leaders in the biotechnology industry, including several companies with drugs nearing FDA approval. We shifted the Portfolio's media holdings away from broadcasters and publishers toward companies in the vanguard of the faster-growing "new media," such as online advertising vehicles. We also complemented some of the Portfolio's attractively valued technology holdings, such as networking equipment provider Cisco Systems, Inc., with Internet leaders, including online auctioneer eBay Inc. and search engine Google Inc. Although just three months is too short a period to judge the merits of any long-term investment, we nonetheless are encouraged that these changes have produced a rapid improvement in the Portfolio's performance.

WILLIAM L. WILBY, CFA AND MARC L. BAYLIN, CFA
Portfolio Manager
OPPENHEIMER FUNDS, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/2005

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Cisco Systems, Inc.                  2.91%
                 ---------------------------------------------
                 Microsoft Corp                       2.81%
                 ---------------------------------------------
                 General Electric Co.                 2.37%
                 ---------------------------------------------
                 Medtronic, Inc.                      2.16%
                 ---------------------------------------------
                 American International Group, Inc.   1.90%
                 ---------------------------------------------
                 Amgen, Inc.                          1.88%
                 ---------------------------------------------
                 eBay, Inc.                           1.76%
                 ---------------------------------------------
                 Yahoo!, Inc.                         1.69%
                 ---------------------------------------------
                 Monsanto Co.                         1.58%
                 ---------------------------------------------
                 Google, Inc.                         1.58%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                               27.2%
Technology                                 20.3%
Communications                             11.8%
Cyclical                                   10.9%
Industrials                                10.8%
Financials                                  9.6%
Energy                                      6.3%
Basic Materials                             3.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                  OPPENHEIMERFUNDS, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+
                   [CHART]

Date            Fund           S&P 500
----            ----           -------
2/12/2001     $10,000         $10,000
3/31/2001       8,740           8,512
6/30/2001       9,350           9,010
9/30/2001       7,750           7,687
12/31/2001      8,573           8,509
3/31/2002       8,314           8,533
6/30/2002       7,023           7,389
9/30/2002       6,013           6,113
12/31/2002      6,453           6,628
3/31/2003       6,263           6,420
6/30/2003       7,174           7,408
9/30/2003       7,463           7,605
12/31/2003      8,294           8,531
3/31/2004       8,354           8,675
6/30/2004       8,464           8,824
9/30/2004       8,144           8,659
12/31/2004      8,825           9,458
3/31/2005       8,581           9,255
6/30/2005       8,612           9,382
9/30/2005       8,921           9,720
12/31/2005      9,241           9,923


    ---------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the year ended 12/31/05)
    ---------------------------------------------------------------
                                                         Since
                                     1 Year   3 Year  Inception/3/
    ---------------------------------------------------------------
    Oppenheimer Capital Appreciation
    Portfolio--Class A                4.99%   12.99%      2.17%
--  Class B                           4.71%   12.72%     -1.60%
    Class E                             --       --      10.01%
    ---------------------------------------------------------------
- - S&P 500 Index/1/                  4.91%   14.39%     -0.16%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Bonds gained ground in 2005, leaning against the headwinds of 200 basis points of Federal Reserve tightening and concern that higher energy prices would fuel inflation pressure. The Lehman U.S. TIPS Index returned 2.84 percent for the year ended December 31, 2005. Real return bonds outpaced similar nominal bonds for the year. Ten-year real yields ended the year at 2.08 percent, 5 basis points lower than at the start of the year.

Bond markets were dominated during 2005 by speculation about the pace and duration of the Federal Reserve's tightening cycle. The U.S. central bank raised the federal funds rate in 25 basis point increments at each of its eight meetings during the year, including twice during the final quarter. Market expectations of continued Fed tightening drove short term real rates higher and helped produce a significant flattening of the real yield curve. The difference in yields between two and 10-year TIPS increased from 143 basis points at the start of 2005 to a 72 basis point inversion by year end. As the year drew to a close, some optimism arose that the Fed might be moving close to the end of its rate increases, which could produce a steeper yield curve. Additionally a drop in energy prices, which soared after the Gulf Coast hurricanes, calmed fears about inflation and contributed to the decrease in break-even inflation, (the difference between nominal Treasury yields and real yields).

During the second half of the year, signs also emerged that higher mortgage rates and lofty valuations could finally be affecting affordability in property markets. Growth in new home prices decelerated, and inventories of new and existing homes rose. Minutes of the Fed's November 1/st/ meeting revealed concern about these trends from some policy makers, who discussed the risks of "going too far" and the need to change the outlook "before long." In December the Fed dropped its description of monetary policy as providing "accommodation" to the economy, though it also acknowledged that higher rates might be necessary to contain inflation.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

Prudent diversification and active management protected the Portfolio in a volatile market. The PIMCO Inflation Protected Bond Portfolio benefited from tactical adjustments and holdings in non-Index securities, such as corporates, emerging markets and non U.S. securities with an emphasis on European bonds.

Above-benchmark duration from TIPS during the second half of the year was positive for returns as U.S. real yields fell in general. An emphasis on shorter maturity TIPS was negative for performance as yields on these securities rose more than yields on longer-term TIPS. Net short positions in nominal bonds were positive for the period as nominal yields rose during the year. Exposure to non-US inflation linked bonds was an additional positive for performance as real yields fell across the globe. A small allocation to corporate bonds also added value as their relatively higher coupons mitigated the impact of rising interest rates. Exposure to mortgage-backed securities was negative for returns, as this sector underperformed Treasuries of similar duration. Emerging markets bonds benefited from improving economic fundamentals and continued credit quality upgrades, and the Portfolio's allocation to these securities was positive for performance.

MARKET/PORTFOLIO OUTLOOK

The U.S. economy will slow relative to the rest of the world, reflecting global monetary policies that are not synchronized. The Federal Reserve is nearing the end of its tightening cycle while major central banks outside the U.S., such as the European Central Bank, have only begun to tighten. A decelerating U.S. economy will limit how fast other countries can grow, because expansion outside the U.S. is partially dependent on U.S demand. A key element of the outlook is the impact a housing market decline will have on the U.S. economy. As housing decelerates, so will consumer spending. Housing gains have contributed significantly to U.S. growth via wealth effects, cash-out refinancings, home equity loans and job growth in real estate-related industries. Higher mortgage rates over recent months and continued pressure on real wages and incomes will decrease housing affordability in 2006, taking the froth out of the property market. As housing cools, consumer spending will grow more in line with income, thereby reducing U.S. growth. A potential offset to the negative effect of weaker consumption is corporate investment, which has been robust for the last several years. However, investment has recently begun to grow more slowly as capacity utilization has risen. PIMCO expects much of U.S. investment to continue to occur abroad in rapidly growing markets such as China.

With regards to strategy, we expect to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. We will target duration moderately above the index given an expected slowdown in growth and downward pressure on real yields. We will favor longer maturity TIPS as these issues offer more value. Falling inflation expectations tend to drive short-term real yields higher relative to intermediate and long-term yields. We plan to retain our nominal bond exposure in anticipation of slower growth. Additionally, we expect to emphasize short to intermediate maturities in the U.S. that should outperform as the market begins to price in the start of a Fed easing cycle. We also plan to focus on similar maturities in the U.K., where we expect the yield curve to steepen. We expect to retain our emphasis on mortgage-backed bonds, especially high quality pass-throughs backed by government agencies. Valuation remains a major risk in the corporate bond market. With the sector fully valued and default risk expected to rise as the economy cools, we plan to retain modest exposure in select companies with strong asset quality and pricing power. We also expect to emphasize the emerging markets sector because of its attractive risk/return profile compared to other higher yielding alternatives.

JOHN B. BRYNJOLFSSON
Portfolio Manager
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest; shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (2.375% 1/15/25)    13.05%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.000% 01/15/14)   11.72%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875% 4/15/29)     9.65%
        ---------------------------------------------------------------
        U.S. Treasury Note (3.000% 07/15/12)                    9.43%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.000% 7/15/14)     6.84%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.500% 01/15/11)    6.82%
        ---------------------------------------------------------------
        U.S. Treasury Note (0.875% 04/15/10)                    6.79%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875% 01/15/09)    6.59%
        ---------------------------------------------------------------
        U.S. Treasury Note (1.875% 07/15/15)                    4.03%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.625% 04/15/28)    4.03%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

U.S. Government & Agency Obligations                    83.6%
Asset-Backed Securities                                  7.6%
Corporate Bonds & Debt Securities                        4.5%
Collateralized Mortgage Obligations                      2.0%
Foreign Bonds & Debt Securities                          1.9%
Municipals                                               0.4%
Preferred Stock                                          0.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
PACIFIC MANAGEMENT COMPANY LLC VS. LEHMAN GLOBAL REAL: U.S. TIPS BOND INDEX/1/
                           Growth Based on $10,000+

                 [CHART]

Date            Fund         Lehman Global
----            ----         -------------
5/1/2003       $10,000         $10,000
6/30/2003       10,360          10,367
9/30/2003       10,460          10,398
12/31/2003      10,547          10,568
3/31/2004       11,173          11,111
6/30/2004       10,855          10,766
9/30/2004       11,215          11,180
12/31/2004      11,541          11,460
3/31/2005       11,541          11,423
6/30/2005       11,768          11,771
9/30/2005       11,833          11,773
12/31/2005      11,711          11,785


    -----------------------------------------------------------------------
                                             Average Annual Return/2/
                                             (for the year ended 12/31/05)
    -----------------------------------------------------------------------
                                             1 Year    Since Inception/3/
    -----------------------------------------------------------------------
    PIMCO Inflation Protected Bond
    Portfolio--Class A                       1.48%           6.09%
--        Class B                            1.39%           5.86%
    -----------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                                 2.84%           6.34%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Bonds gained ground in 2005, leaning against the headwinds of Federal Reserve tightening and concern that higher energy prices would fuel inflation pressure. Initially, bonds lost ground in the first quarter of 2005, as volatile interest rates and weakness in credit markets related to concerns about auto industry weighed on fixed income securities. Short-term interest rates continued to rise during the quarter as the Fed tightened, while strong demand from speculative investors and Asian Central Banks supported longer maturity bonds. However, in the second quarter bonds rallied worldwide as interest rates fell as signs of an economic slowdown emerged and risk appetites for credit-sensitive assets revived.

The third quarter was essentially a reversal of the previous three months, as most bond sectors lost ground as interest rates rose. Rates were volatile intra quarter, as investor sentiment shifted about the direction of Federal Reserve policy, the impact of Gulf Coast hurricanes, and the potential for a pullback in the U.S. housing market. The Fed continued to increase the federal funds rate in the fourth quarter raising the rate twice in 25 basis point increments to a level of 4.25 percent. As the year drew to a close, some optimism arose that the Fed might be near the end of its rate increases, as a fall in energy prices calmed fears about inflation. Signs that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets also helped placate bond markets. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 2.43 percent for the year, despite the tightening cycle by the Federal Reserve that began in 2004. The central bank raised the federal funds rate eight times in 25 basis point increments during the year for a total of 200 basis points.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

PIMCO focused on broad portfolio diversification, which helped returns for all of 2005 amid a challenging environment for bonds. Interest rate strategies were negative for performance during the year. An above benchmark duration through most of the year was negative for performance as interest rates rose. An emphasis on short and intermediate maturities was negative as the yield curve flattened. Mortgage security selection added to returns, offsetting the negative impact of a mortgage overweight over most of the year. Additionally, an underweight to corporates was positive for returns as this sector underperformed due to auto sector concerns and a potential slowdown among consumers. A tactical allocation to real return and municipal bonds added value, as these less volatile asset classes typically outperform as interest rates rise. Non-U.S. positions added value as economic growth was generally slower and interest rate increases milder outside the U.S. Exposure to emerging market bonds was positive, as this was one of the best performing fixed income sector for the year supported by improving credit fundamentals.

MARKET/PORTFOLIO OUTLOOK

We believe the U.S. economy will slow relative to the rest of the world, reflecting global monetary policies that are not synchronized. The Federal Reserve is nearing the end of its tightening cycle while major central banks outside the U.S., such as the European Central Bank, have only begun to tighten. A decelerating U.S. economy will limit how fast other countries can grow because expansion outside the U.S. is partially dependent on U.S. demand. Key elements of our outlook are:

  . AS HOUSING DECELERATES... Housing gains have contributed significantly to U.S. growth via wealth effects on consumers, cash-out refinancings, home equity loans and job growth in real estate-related industries. Higher mortgage rates over recent months and continued pressure on real wages and incomes will crimp housing affordability in 2006, taking the froth out of the property market

  . ...SO WILL CONSUMER SPENDING--As housing cools, consumer spending will grow more in line with income, thereby reducing U.S. growth. A potential offset to the negative effect of weaker consumption is corporate investment, which has been robust for the last several years. However, investment has recently begun to grow more slowly as capacity utilization has risen. PIMCO expects much of U.S. investment to continue to occur abroad in rapidly growing markets such as China.

  . THE FEDERAL RESERVE IS NEARLY DONE--The U.S. central bank will stop tightening early in 2006 as the soaring property market cools off and growth moderates. Yields on 1-5 year Treasuries could fall by as much as 100 basis points this year as investors anticipate that the Federal Reserve will move toward easing.

  . EUROPE NEEDS PICK-UP IN DOMESTIC DEMAND--Eurozone growth prospects have brightened amid positive momentum in business sentiment, hiring and capital spending. Resurgence in domestic demand, which has been held back by stagnant real wages, will be critical for sustaining this momentum but is not yet in evidence. European growth will get no help on the policy front, as the ECB is preoccupied with asset price inflation even as core inflation remains subdued.

  . JAPAN'S RECOVERY TO MODERATE--Gains in consumption followed Japan's export and investment-led recovery in 2003, but now this growth is softening as higher energy prices squeeze wages. Longer-term prospects for capital spending in Japan may be negatively affected by an expected slowdown in corporate profits.

  . EMERGING MARKETS NOT YET A FACTOR--Consumption growth in emerging economies has potential in light of favorable demographics, higher GDP growth and accumulation of international reserves. Still, emerging market consumers will make only a marginal contribution to global growth until these economies broaden access to consumer credit and reform their banking sectors.

  . BENIGN INFLATION--Inflation will remain well contained. Commodity prices are moderating after their post-Katrina bounce, and there has been relatively little pass-through of higher oil prices into core U.S. inflation. More importantly, the long-run economic trend of an expanding global labor supply (in China, India and Brazil, for example) will put downward pressure on the price of labor, making a wage-induced boost in inflation unlikely.


--------------------------------------------------------------------------------
                                      57

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



STRATEGY: PIMCO WILL CONTINUE TO USE MULTIPLE TOOLS TO ADD VALUE

PIMCO will continue to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. Exposures will focus mainly on the U.S., where we see better value at present. Major strategies will include:

  . INTEREST RATE STRATEGIES--We plan to target duration moderately above the index given an expected slowdown in growth. More importantly, PIMCO will emphasize short to intermediate maturities in the U.S. that should outperform as the market anticipates the beginning of Fed easing. Where permitted, we will focus on similar maturities in the U.K., where we also expect short rates to fall.

  . MORTGAGE-BACKED BONDS--PIMCO plans to retain its overweight to mortgage-backed bonds, especially pass-throughs issued by government agencies that either explicitly (in the case of GNMA) or implicitly stand behind these securities. In a slowing economy, mortgages are a safer source of incremental yield than credit-sensitive corporate bonds.

  . CORPORATES--Valuation remains a major risk in the corporate bond market. With credit premiums near historic lows and default risk expected to rise as the economy cools, PIMCO plans to retain its underweight to the sector.

  . TIPS AND MUNICIPALS--In a relatively benign inflation environment, PIMCO plans to continue to de-emphasize TIPS on a tactical basis. We will retain modest holdings of municipal bonds as low cost insurance in case our forecast is wrong and rates move higher. With their stable base of retail investors, municipals typically hold their value better than taxable bonds when rates rise. In addition, municipals continue to offer relatively attractive yields compared to taxable bonds.

  . EMERGING MARKETS--Most emerging economies continue to see improving credit fundamentals, which explains why many emerging issuers are now included in the high-grade Lehman Aggregate Bond Index. PIMCO plans to continue to emphasize this sector because of its attractive risk/return profile compared to other higher yielding alternatives.

  . CURRENCY--Given PIMCO's secular forecast for a weak dollar, modest currency allocations to the yen, euro and emerging market currencies have the potential to add value.

WILLIAM H. GROSS
PASI HAMALAINEN
Portfolio Managers
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest; shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, TBA)        20.29%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, 02/01/35)    4.69%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (5.00%, TBA)         3.17%
         -------------------------------------------------------------
         U.S. Treasury Note (4.25%, 11/15/14)                  2.59%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.50%, 05/01/35)    2.46%
         -------------------------------------------------------------
         U.S. Treasury Note (3.875%, 09/15/10)                 2.26%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (4.73%, 07/25/44)    2.20%
         -------------------------------------------------------------
         U.S. Treasury Bond (8.75%, 05/15/17)                  2.17%
         -------------------------------------------------------------
         U.S. Treasury Note (4.25%, 08/15/14)                  2.06%
         -------------------------------------------------------------
         U.S. Treasury Note (4.25%, 11/15/13)                  1.74%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


U.S. Agencies                                 76.50%
Foreign Bonds & Debt Securities               10.80%
Collateralized Mortgage Obligations            6.00%
Municipals                                     1.90%
Asset-Backed Securities                        1.60%
Financials                                     1.20%
Communications                                 0.70%
Energy                                         0.60%
Industrials                                    0.30%
Cyclical                                       0.20%
Non-Cyclical                                   0.10%
Diversified                                    0.10%




--------------------------------------------------------------------------------
                                      58

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                            Lehman Brothers
                  Fund      Aggregate Bond
                -------     --------------
 2/12/2001      $10,000       $10,000
 3/31/2001       10,100        10,137
 6/30/2001       10,110        10,194
 9/30/2001       10,640        10,664
12/31/2001       10,669        10,669
 3/31/2002       10,669        10,680
 6/30/2002       11,041        11,075
 9/30/2002       11,444        11,583
12/31/2002       11,661        11,765
 3/31/2003       11,837        11,929
 6/30/2003       12,117        12,227
 9/30/2003       12,158        12,210
12/31/2003       12,186        12,249
 3/31/2004       12,481        12,573
 6/30/2004       12,228        12,267
 9/30/2004       12,597        12,659
12/31/2004       12,771        12,779
 3/31/2005       12,703        12,719
 6/30/2005       13,087        13,102
 9/30/2005       13,019        13,013
12/31/2005       13,058        13,090



    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                    (for the year ended 12/31/05)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A             2.46%  4.07%        6.08%
--        Class B                  2.25%  3.84%        5.61%
          Class E                  2.33%  3.93%        4.60%
    ---------------------------------------------------------------
    Lehman Brothers Aggregate Bond
- - Index/1/                       2.43%  3.62%        6.29%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO
                                                    FOR THE YEAR ENDED 12/31/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the twelve-month period ended December 31, 2005, the Capital Opportunities Portfolio solidly outperformed both the Russell 2500 Index and the Russell 2000 Index. In the third quarter of 2005, U.S. equity markets overcame concerns about terrorist attacks in London, rising oil and gas prices, and two additional interest-rate increases by the Federal Reserve Board (Fed) to post modest gains. Markets rose in July, declined in August, and even advanced during the historically weak month of September. In the fourth quarter, U.S. equity markets managed to finish the period in positive territory after an eventful and sometimes turbulent quarter. Markets were dogged by fluctuating oil prices, the aftermath of major hurricanes, and concerns over decelerating earnings growth. However, encouraging economic and inflation data gave a lift to equity markets by spurring optimism that the Federal Reserve might be nearing the end of its interest-rate hikes. A five-week rally that began late in October played itself out by Thanksgiving, and December was essentially flat.

Excellent stock selection in commercial and consumer services (Administaff) and retail-cyclicals (Movie Gallery, Michaels Stores) made the consumer cyclicals sector the portfolio's largest relative contributor. Our overweight allocation in Administaff was the portfolio's leading contributor to performance during the year. Shares of Administaff, a human resources management company, surged 240 percent higher during the period. The stock initially jumped after the firm reported above-consensus first-quarter profits and raised its full-year outlook. Strong sales and good client-retention produced positive results. The stock continued its impressive run-up during the second half of the year, as investor sentiment remained positive when the company reported that its second-quarter profit had nearly doubled on improved sales and a larger-than-average workforce. In addition to record sales levels, the company also cited increased service prices and its method of managing benefits and workers' compensation programs as major contributors to overall performance. Third-quarter results brought good news for the company, as profit nearly doubled on strong revenue growth. When rival Blockbuster dropped its bid to buy Hollywood Entertainment, shares of Movie Gallery rose, and we took advantage of this favorable news to sell our stake in the number three U.S. video-rental chain and lock in gains. Michaels Stores benefited most from its fiscal fourth-quarter earnings results, a profit growth of 18 percent, owing largely to a new inventory system that improved sales. Given this price appreciation, it was our belief that the stock no longer afforded a compelling risk/reward ratio, and we sold our remaining shares in the company at its peak.

Strong stock selection in the oil and gas industry (Vintage Petroleum, Danbury Resources, Giant Industries) improved results in the energy sector. Several of the portfolio's top contributors to performance during the year were energy stocks. Oil and gas firms had an outstanding year, as prices hit all-time highs driven by robust demand. Within the sector, Vintage Petroleum was the leading performer with shares climbing 135 percent during the year. The stock had its best performance during the third quarter, as overall investor sentiment remained positive for the sector, based on the continued high price of oil and forecasts of increased prices following the hurricanes. Vintage also reported a strong rise in net income spurred by a healthy increase in production from continuing operations.

The capital goods sector also benefited from excellent stock selection: our positions in Terex (machinery), Eagle Materials (engineering and construction), and United Defense Industries (aerospace/defense) proved favorable during 2005.

Unfavorable stock selection in retail staples (Nash Finch, SUPERVALU) and consumer goods (Yankee Candle) made the consumer staples sector the Portfolio's largest relative detractor. Nash Finch experienced disappointing results in the late part of 2005. Investors reacted unfavorably to the company's lowering its full-year earnings target because of a weak pricing environment and higher-than-expected acquisition-related costs. Grocery store chain SUPERVALU saw its stock drop early in September after warning that softening sales would reduce second-quarter earnings. Yankee Candle, whose products include jar candles, pillars, tapers, and other candle products and accessories, was the leading detractor from performance in the sector. Shares of the company fell despite its posting higher profits, as investors were disappointed by a decline in quarterly same-store-sales.

Stock selection within the financial industry also hurt returns, as our holdings in real estate (NovaStar Financial, Redwood Trust) and banking (R & G Financial, Doral Financial) more than offset the relative benefit of our holdings in insurance. The shares of all four companies fell during the first half of the year and were unable to recover. Shares of NovaStar Financial declined, in a challenging market and interest-rate environment, after the company missed its 2004 net-income forecast. Redwood Trust traded lower despite its posting strong quarterly earnings results, as investor sentiment turned cautious on the threat of an industry-wide decrease in origination volumes. The stock again took a hit later in the year after the firm reported that third-quarter earnings fell 23 percent on lower interest income. Within the banking industry, our holdings in the Puerto Rican financial firms R & G Financial and Doral Financial were the leading detractors from performance. Shares of R & G suffered after an announcement that the company faced an informal U.S. Securities and Exchange Commission probe into its proposed restatement of its 2003 and 2004 financial statements. Similarly, Doral Financial also reported that the SEC is examining its planned restatement of five-years' worth of financial statements.

OUTLOOK: U.S. EQUITY MARKETS

Despite a sturdy economy and explosive corporate profits, U.S. stock markets eked out only slim, single-digit gains in 2005. Markets will continue to struggle this year against the weight of a potentially active Fed and a newly flattened yield curve. But with the Fed contemplating a halt to interest-rate hikes and with corporate profits still surging, our asset-allocation specialists believe the U.S. market could fare better in 2006.

Your portfolio management team is well aware of such macroeconomic trends, but we do not let them guide our buy-and-sell decisions. Our bottom-up research process is designed to reveal overlooked companies with compelling investment qualities. We believe our consistent efforts to discern tangible value should continue to uncover companies with attractive valuations, understandable business models, and real cash earnings in the face of ever-changing market conditions.

--------------------------------------------------------------------------------

    ------------------------------------------------------------------------
    MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO   FOR THE YEAR ENDED 12/31/05
    MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

    LETTER TO POLICYHOLDERS (CONTINUED)

    ------------------------------------------------------------------------



PORTFOLIO STRATEGY
Your Capital Opportunities portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the portfolio with a 12- to 18-month time horizon and have positioned it for a gradual economic recovery.

For the year, the portfolio's largest purchases were: CMS Energy (electric utilities), Emulex (computers), and Timberland (retail cyclicals); and our largest sells during the period were: NVR (homebuilding), Providian Financial (consumer finance), and Denbury Resources (oil and gas).

The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

TEAM MANAGED
Putnam Investment Management, LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Terex Corp.                       2.53%
                   ------------------------------------------
                   BMC Software, Inc.                2.48%
                   ------------------------------------------
                   Steel Dynamics, Inc.              2.44%
                   ------------------------------------------
                   Citrix Systems, Inc.              2.42%
                   ------------------------------------------
                   EarthLink, Inc.                   2.40%
                   ------------------------------------------
                   Manor Care, Inc.                  2.11%
                   ------------------------------------------
                   SUPERVALU, Inc.                   2.08%
                   ------------------------------------------
                   Vintage Petroleum, Inc.           2.06%
                   ------------------------------------------
                   Amerus Group Co.                  2.02%
                   ------------------------------------------
                   Affiliated Managers Group, Inc.   2.00%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

  Financials                                           25.1%
  Cyclical                                             17.9%
  Non-Cyclical                                         15.8%
  Technology                                           15.8%
  Energy                                                7.2%
  Industrials                                           7.6%
  Basic Materials                                       4.4%
  Communications                                        5.1%
  Registered Investment Company                         0.7%
  Utilities                                             0.4%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO MANAGED BY
 PUTNAM INVESTMENT MANAGEMENT, LLC VS. RUSSELL 2000 INDEX/1/ AND RUSSELL 2500
                                   INDEX/2 /
                           Growth Based on $10,000+

                 [CHART]

     Date           Fund       Russell 2000     Russell 2500
     ----           ----       ------------     ------------
     5/1/1996     $10,000         $10,000          $10,000
    6/30/1996       9,977           9,967           10,416
    9/30/1996      10,149          10,001           10,650
   12/31/1996      10,859          10,521           11,244
    3/31/1997      10,083           9,977           10,867
    6/30/1997      11,623          11,594           12,509
    9/30/1997      13,363          13,320           14,304
   12/31/1997      13,128          12,873           13,982
    3/31/1998      14,730          14,168           15,415
    6/30/1998      13,746          13,508           14,772
    9/30/1998      10,791          10,786           11,955
   12/31/1998      12,419          12,545           14,036
    3/31/1999      11,828          11,865           13,370
    6/30/1999      13,165          13,711           15,563
    9/30/1999      13,285          12,844           14,559
   12/31/1999      17,953          15,213           17,423
    3/31/2000      19,471          16,290           19,183
    6/30/2000      18,097          15,674           18,415
    9/30/2000      18,484          15,848           18,857
   12/31/2000      16,058          14,753           18,167
    3/31/2001      13,599          13,792           16,592
    6/30/2001      15,845          15,763           18,865
    9/30/2001      12,201          12,486           15,319
   12/31/2001      14,706          15,119           18,390
    3/31/2002      15,232          15,721           19,078
    6/30/2002      13,654          14,408           17,431
    9/30/2002      11,112          11,325           14,177
   12/31/2002      11,612          12,023           15,118
    3/31/2003      10,559          11,483           14,500
    6/30/2003      12,652          14,172           17,677
    9/30/2003      13,329          15,459           19,224
   12/31/2003      14,947          17,704           21,998
    3/31/2004      15,587          18,812           23,293
    6/30/2004      15,826          18,900           23,372
    9/30/2004      15,612          18,360           22,783
   12/31/2004      17,718          20,947           26,023
    3/31/2005      17,266          19,828           25,206
    6/30/2005      17,793          20,685           26,345
    9/30/2005      18,958          21,655           27,634
   12/31/2005      19,502          21,899           28,134



    -------------------------------------------------------------
                                  Average Annual Return
                             (for the year ended 12/31/05)/3/
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    10.08% 18.87%  3.96%        7.15%
          Class B          9.79% 18.56%    --         8.18%
    -------------------------------------------------------------
- - Russell 2000 Index/1/  4.55% 22.13%  8.22%        8.46%
    -------------------------------------------------------------
--  Russell 2500 Index/2/  8.11% 23.00%  9.14%       11.30%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2500 Index measures the performance of 2,500 smallest 2500 companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.1 billion; the median market capitalization was approximately $705.8 million. The largest company in the Index had an approximate market capitalization of $4.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW
Technology stocks began the year by going straight down, as investors worried about the economy and slowing earnings growth. This fear peaked in April, when technology bottomed for the year. A recovery began that was led by semiconductor stocks as it appeared the economy was going to be stable and the inventory correction in components would soon end. Fears about the economy resurfaced several more times, in October and in December, and each time technology sold off. For the year, semiconductors ended as the best group in technology, and computers and software were down as enterprise spending decelerated throughout the year.

For the twelve months ended December 31, 2005, the RCM Global Technology Portfolio ('Portfolio') increased by 11.35%. The Portfolio outperformed its primary benchmark, the S&P 500, which increased 4.91% over the same period. Meanwhile, the technology-heavy Goldman Sachs Technology Index and the NASDAQ Composite Index returned 1.54% and 2.12%, respectively.

PORTFOLIO REVIEW
The Portfolio outperformed generally because of stock picking. In a year of a flat technology index returns, the portfolio had several large positions that were up more than 100%, including Google, the leader in Internet search; Red Hat, the leader in open source software; SanDisk, a leader in flash memory cards for cameras, computers, and phones; and Apple, the leader in digital music. The Portfolio's "value" stocks also did well, including Motorola and Hewlett Packard.

This year, we broadened the Portfolio's definition of "technology" to include materials, energy, and health technology. The combined effect of this effort detracted from performance due to an early set-back in Biogen, where a large position in what turned into a binary stock that didn't turn out favorably. As the year continued, the Portfolio made back most of its losses with the other stocks in this area, and RCM continues to feel strongly that this sector will represent an attractive segment for the Portfolio in the years ahead. RCM sees many exciting developments in areas associated with solving problems in healthcare cost control; drug discovery and use; and energy supply and demand.

OUTLOOK
RCM believes that the Portfolio is well positioned in those areas of technology that should benefit from the lion's share of spending. With corporate liquidity high and web sites, communication infrastructure, and advertising and customer interaction undergoing transformations, we think that corporate investment could surprise on the positive side this year. There have never been so many new, attractive electronic products for consumers to buy. Finally, valuations are reasonable and expectations are modest after years of slow growth. There has been an overhang of uncertainty in technology stocks for several years as everyone worried about stock option expensing, rising interest rates, and "high" valuations. 2006 should put many of these fears behind us, and could be a pivotal year for this sector.

WALTER C. PRICE
HUACHEN CHEN
Portfolio Managers
RCM CAPITAL MANAGEMENT LLC

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed.

The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. This Portfolio may invest at least 65% of its assets in common stocks of technology companies; the portfolio will represent at least three countries. Concentrating assets in the technology sector, which tends to be more volatile than the overall stock market, may add additional risk compared to a diversified portfolio. Investing in foreign securities may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Portfolio may invest in IPOs and smaller companies, which may be more volatile than larger companies. IPOs are subject to risk in that the securities have no trading history and the price may be volatile. This Portfolio may use derivative instruments for hedging purposes or as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

This article contains the current opinions of the manager, which are subject to change without notice. It does not represent a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This article is distributed for educational purposes and should not be considered investment advice. All holdings are subject to change.

The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. Stock Market. The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities. Indexes are unmanaged and it is not possible to invest directly in an unmanaged index.


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RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Red Hat, Inc.           8.17%
                        --------------------------------
                        Google, Inc.--Class A   6.64%
                        --------------------------------
                        eBay, Inc.              4.70%
                        --------------------------------
                        Autodesk, Inc.          4.24%
                        --------------------------------
                        Apple Computer, Inc.    3.71%
                        --------------------------------
                        Hewlett-Packard Co.     3.41%
                        --------------------------------
                        SanDisk Corp.           2.69%
                        --------------------------------
                        Cerner Corp.            2.47%
                        --------------------------------
                        Microsoft Corp.         2.30%
                        --------------------------------
                        Yahoo!, Inc.            2.23%
                        --------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Technology                   65.2%
Energy                       12.0%
Communications                7.6%
Cyclical                      5.5%
Non-Cyclical                  5.1%
Industrials                   4.6%


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RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  RCM GLOBAL TECHNOLOGY PORTFOLIO MANAGED BY
 RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/2/ AND S&P 500 INDEX/3/
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund     NASDAQ    S&P 500
----            ----     ------    -------
2/12/2001    $10,000    $10,000    $10,000
3/31/2001      7,070      6,550      8,512
6/30/2001      7,590      7,817      9,010
9/30/2001      4,210      5,466      7,687
12/31/2001     6,160      7,120      8,509
3/31/2002      5,880      6,747      8,533
6/30/2002      3,850      5,356      7,389
9/30/2002      2,510      4,297      6,113
12/31/2002     3,040      4,903      6,628
3/31/2003      3,070      4,935      6,420
6/30/2003      3,730      5,977      7,408
9/30/2003      4,250      6,588      7,605
12/30/2003     4,790      7,401      8,531
3/31/2004      4,870      7,375      8,675
6/30/2004      4,740      7,581      8,824
9/30/2004      3,971      7,033      8,659
12/31/2004     4,584      8,078      9,458
3/31/2005      4,184      7,436      9,255
6/30/2005      4,374      7,664      9,382
9/30/2005      4,865      8,030      9,720
12/31/2005     5,089      8,249      9,923


    ----------------------------------------------------------------
                                       Average Annual Return/4/
                                     (for the year ended 12/31/05)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/5/
    ----------------------------------------------------------------
    RCM Global Technology
    Portfolio--Class A              11.35% 18.94%       -9.15%
--        Class B                   11.01% 18.73%      -12.92%
          Class E                   11.21% 18.76%       -0.61%
    ----------------------------------------------------------------
- - NASDAQ Composite Index/2/        2.12% 18.94%       -4.26%
    ----------------------------------------------------------------
--  S&P 500 Index/3/                 4.91% 14.39%       -0.18%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment. /4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

The Adviser for the Portfolio changed in January 2005. The Portfolio changed its name effective May 1, 2005. In addition the Portfolio changed its benchmark from the S&P 500 Index to the NASDAQ Composite Index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the twelve months ended December 31, 2005, the Third Avenue Small Cap Value Portfolio ("the Portfolio") appreciated by 15.82%, compared to increases of 4.91%, 4.55% and 4.71%, for the S&P 500, Russell 2000 and Russell 2000 Value Indexes, respectively. The strong performance during 2005 was driven by takeover/going-private activity among numerous Portfolio holdings (see below), and by meaningful appreciation from several energy-related holdings, including St. Mary Land and Exploration (up 77%) and Whiting Petroleum (up 32%). Other investments that contributed significantly to the overall performance of the Portfolio include Dress Barn (up 119%), Ichiyoshi Securities (up 92%), and Trammell Crow (up 42%). These positive contributions to performance were partially offset by declines in other holdings, including Superior Industries (down 23%), Willbros Group (down 37%), and Alamo Group (down 25%).

During 2005, we acquired 13 new positions and eliminated 13 positions, keeping the number of holdings in the Portfolio at 81. The vast majority of eliminated positions were the result of takeover/going-private activity (see below). We continued to focus on individual opportunities in various industries that met our "Safe and Cheap/1/" investment criteria. We added to the Portfolio's energy-related holdings with a new position in Maverick Tube Corp. Maverick Tube is one of the largest domestic producers of tubular steel products used in both energy and industrial applications. The company's energy products, which account for more than two-thirds of its sales and are known as Oil Country Tubular Goods, include the tubing, casing and pipes used in drilling for oil and gas. Shares were purchased at roughly two times GAAP book value, and at single digit multiples of 2004 and 2005 earnings, which appear to be at, or near peak levels.

Another new position, American Axle and Manufacturing Holdings, is a Tier I supplier to the automotive industry, and a leading manufacturer of driveline systems and powertrain components. Despite the terrible adversity engulfing the U.S. auto industry, we believe that companies like American Axle, as well as Superior Industries, another auto supplier holding in the Portfolio--with historically strong businesses and solid capital structures--will weather the current storm. American Axle continues to make strides with other original equipment manufacturers ("OEMs"), including foreign OEMs, and has meaningful opportunities to increase its bill of materials with its customers (I.E., by providing a broader range of components or larger, more complex systems and increasing its content per vehicle). Shares were purchased near GAAP book value and at a modest multiple of fully diluted earnings. Thanks to a major refinancing in 2004, the right side of the company's balance sheet improved markedly. Indeed, the company's interest expense has been nearly cut in half, and were it not for the new financing, it's not at all clear we would have purchased shares of American Axle.

2005 TAKEOVER/GOING-PRIVATE ACTIVITY

At Third Avenue Management, we believe that proper execution of our "Safe and Cheap" investing philosophy gives our investors TWO WAYS TO WIN: value recognition by the public markets or resource conversion (I.E., going private or selling to a strategic buyer). When our holdings receive takeover bids, we perform a thorough review of the relative documents (press releases, conference call transcripts, proxy, merger agreement, etc.) and determine the best strategy for maximizing returns for our investors. The strategies that we pursue when a holding receives a takeover offer typically include the following:

REASONABLE PRICE--CASH DEAL
  . Sell the shares if the expected return until the deal closes is not adequate, after weighing the probability of the deal being terminated or renegotiated at a lower price, relative to the probability of receiving a higher price from the existing bidder or another bidder.

  .  Hold the shares if the expected return until the deal closes is adequate.

  . Add to the position if the expected return until the deal closes is attractive.

REASONABLE PRICE--STOCK DEAL (OR CASH AND STOCK)
  . Sell the shares if the acquirer is using grossly over-valued stock and/or the combined entity would not be well-financed (unless there is an attractive short-term risk arbitrage; see below).

  . Add to the position as a long-term investment if the common stock of the combined entity appears to meet our "Safe and Cheap" criteria on a pro-forma basis.

  . Hold the shares as a long-term investment if the common stock of the combined entity appears to meet our safety criteria and is reasonably valued, but not cheap, on a pro-forma basis.

  . Hold or add to the position as a short-term investment until the deal closes, based on the same criteria discussed above for a cash deal.

INADEQUATE PRICE ("TAKE-UNDER")
  . Pursue active strategies, including publicly opposing the merger, partnering with other interested buyers to make a superior proposal, and pursuing appraisal rights.

In 2005, twelve of the Portfolios holdings (roughly 15% of the positions) were involved in resource conversions in the form of mergers or going-private transactions. The following is a summary of each transaction:

  . ADVANCED POWER TECHNOLOGY (APTI). In November, 2005, APTI announced that it had agreed to be acquired by Microsemi for $12.20 per share in cash ($2 per share) and stock. We believed that the price was fair, as it represented a premium of 145% compared to our cost. We decided to sell our APTI shares shortly after the deal was announced, because we determined that Microsemi's common stock was grossly overvalued at roughly 6 times book value, 5 times sale, and 50 times earnings.

  . ASCENTIAL SOFTWARE (ASCL). In May, 2005, ASCL announced that it had agreed to be acquired by I.B.M. for $18.50 per share in cash. We were satisfied with the price, which

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    represented roughly a 57% premium to our cost (the shares were purchased in 2004) and an 18% premium to the stock price before the deal was announced. While we believed that the likelihood of the deal closing on the announced terms was high, the shares traded at only a small discount to the merger price following the announcement of the deal. Therefore, we held our shares, voted in favor of the deal and received the merger consideration at closing.

  .  CATELLUS DEVELOPMENT CORP (CDX). In June, 2005, Catellus and ProLogis
     (PLD) announced a merger in which ProLogis would acquire Catellus for $33.81 per share in cash and stock. As CDX shareholders, we had the option of electing to receive cash or stock. Since ProLogis was not a small-cap stock, we determined that we would not be long-term shareholders of the combined company. However, since the market price of ProLogis appreciated between when the deal was announced and when it closed, we elected to receive ProLogis stock, which we sold at a significant premium to the deal price. We also sold a portion of our CDX shares prior to the closure of the merger in the open market at a premium to the deal price.

  . CRT PROPERTIES. In June, 2005, CRT Properties announced a going-private transaction in which the preferred stock owned by the Portfolio would be re-instated. Since the company would be much more leveraged following the transaction, we sold our preferred shares in the market before the transaction closed. Our average sales price of $25.24 represented only a slight premium to par and our cost ($25), but was a satisfactory return as a cash alternative, after consideration of dividends.

  . GEAC COMPUTER CORP (GEAC). In November, 2005, GEAC announced that it had agreed to be acquired by Golden Gate Capital for $11.10 per share, a 27% premium to the price before the deal was announced, and a 146% premium to our cost. We voted in favor of the transaction, and we believe that the likelihood of the deal being terminated or re-adjusted lower is very low.

  . HOLLYWOOD ENTERTAINMENT (HLYW). In November, 2004, HLYW agreed to be acquired by Movie Gallery for $13.25 per share in cash. This represented roughly a 37% premium to our cost and a very attractive return, given that the shares were purchased in 2004. Subsequently, Blockbuster made a $14.50 per share offer of cash and stock, and HLYW stock traded above $14. We sold a portion of our shares in the open market at $14.12 per share, due to concerns about the regulatory hurdles that Blockbuster's bid would face, as well as our view that Blockbuster's stock was relatively unattractive due to the company's tenuous financial position. In March, 2005, Blockbuster dropped its bid, due primarily to regulatory issues. HLYW shares fell back below the $13.25 per share deal price. We then voted for the Movie Gallery transaction and received $13.25 per share for our remaining shares when the deal closed on April 28, 2005.

  . INSTINET GROUP (INGP). In April, 2005, Instinet and Nasdaq entered into a merger agreement in which Nasdaq would acquire Instinet for $5.42 per share in cash and sell off two subsidiaries after closing. We believed that the price, which represented a 5% discount to the market price before the deal was announced, and only a 13% premium to our cost, was too low. We were particularly disturbed that members of Instinet's management and a private equity firm were purchasing one of the subsidiaries, the institutional brokerage, at a significant discount to tangible book value. Since Reuters owned 62% of Instinet's outstanding shares and had agreed to support the deal, publicly opposing the deal would not have had any impact. Instead, we submitted an offer to Instinet of an additional $100 million (48%) for the institutional brokerage subsidiary. Instinet determined that our offer would not lead to a superior offer for the whole company and rejected our offer. We voted against the merger and initially pursued our appraisal rights but recently withdrew these rights and expect to receive the merger consideration offered by Nasdaq.

  . KEITH COMPANIES (TKCI). In April, 2005, The Keith Companies and Stantec announced a merger agreement, in which Stantec would acquire Keith for a combination of stock and cash. We believed that the proposed consideration was fair, as it represented a 29% premium to the market price before the deal was announced, and an 82% premium to our cost. However, since we did not believe that Stantec's common stock was attractively valued, we determined that we would not be long-term Stantec shareholders. Due to limited liquidity in TKCI's stock, as well as the fact that it was trading at a modest discount to the deal value, we held our TKCI shares during the period between when the deal was announced and when it closed. We voted in favor of the deal, requested the maximum allocation of cash, and sold the Stantec shares we received when the deal closed, at a premium to the initial deal value.

  . LNR PROPERTY (LNR). In August, 2004, LNR announced that it was being acquired by Riley Property Holdings for $63.10 per share. While this was only a 7% premium to the stock price before the transaction was announced, it represented a 65% premium to our cost, and we believed that the price was fair. We voted in favor of the deal and held our shares until the transaction closed in February, 2005, capturing the small discount at which the shares traded prior to closing.

  . SCIENTIFIC ATLANTA (SFA). In November, 2005, Cisco and Scientific Atlanta announced a merger, in which SFA shareholders would receive $43 per share in cash. We determined that this price was fair, as it represented a 267% premium to our cost. We have continued to hold our SFA shares, as we believe that the deal is very likely to close at the announced price, and the shares have generally been trading at a slight discount. However, the discount is not large enough for us to add to our position.

  .  SMEDVIG (SME NO). In December, 2005, Noble acquired 39% of Smedvig's
     Class A shares from Chairman Peter Smedvig for 200 Kroner per share. Based on this transaction,

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    Smedvig's Class A shares appreciated significantly. We sold our shares in the open market at a slight discount to the price that Noble paid, based on our belief that the shares were fully valued (more than 360% above our cost), as well as the uncertainty, in our view, about whether Noble would bid for the rest of the shares.

  . WELLSFORD REAL PROPERTIES (WRP). In May, 2005, Wellsford announced that its Board of Directors had approved a liquidation plan, to be completed during the next one-to-three years, and a reverse stock split that would enable the company to de-list its shares. The Board estimated that shareholders could receive proceeds from the liquidation of between $18.00 and $20.50 per share. Given management's disappointing track record, we supported the liquidation plan. Based on the risks of executing the liquidation, as well as the uncertainty about the timing of the receipt of the distributions, we sold our shares in the open market at an average price of $17.78 per share, representing a 7% premium to our cost.

Looking forward, we remain pleased with the overall quality of names in the Portfolio, and we continue to be encouraged by solid business fundamentals for most of our holdings. We will continue to strive to find additional investment opportunities that meet our "Safe and Cheap" criteria today, and that will enable us to achieve attractive investment returns in the future.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
THIRD AVENUE MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Maverick Tube Corp.                       2.68%
               --------------------------------------------------
               St. Mary Land & Exploration Co.           2.46%
               --------------------------------------------------
               Pogo Producing Co.                        2.41%
               --------------------------------------------------
               Superior Industries International, Inc.   2.37%
               --------------------------------------------------
               Trammel Crow Co.                          2.11%
               --------------------------------------------------
               Sycamore Networks, Inc                    2.07%
               --------------------------------------------------
               Alexander & Baldwin, Inc.                 1.75%
               --------------------------------------------------
               Electro Scientific Industries, Inc.       1.73%
               --------------------------------------------------
               Tidewater, Inc.                           1.71%
               --------------------------------------------------
               Forest City Enterprises, Inc.             1.66%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                              [CHART]

Financials                    24.2%
Cyclical                      19.2%
Energy                        16.5%
Industrials                   13.6%
Technology                    13.6%
Basic Materials                6.1%
Non-Cyclical                   3.5%
Communications                 1.7%
Diversified                    1.6%


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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY
          THIRD AVENUE MANAGEMENT LLC VS. RUSSELL 2000 VALUE INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]
                           Russell
              Fund       2000 Value
              ----      -----------
5/1/2002    $10,000       $10,000
6/30/2002     9,240         9,455
9/30/2002     7,380         7,442
12/31/2002    8,322         7,808
3/31/2003     8,040         7,412
6/30/2003     9,506         9,096
9/30/2003    10,490         9,799
12/31/2003   11,777        11,403
3/31/2004    12,690        12,192
6/30/2004    13,186        12,295
9/30/2004    13,429        12,314
12/31/2004   14,933        13,940
3/31/2005    15,183        13,385
6/30/2005    15,805        14,065
9/30/2005    16,885        14,500
12/31/2005   17,295        14,595


    -------------------------------------------------------------
                                    Average Annual Return/5/
                                  (for the year ended 12/31/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/6/
    -------------------------------------------------------------
    Third Avenue Small Cap Value
    Portfolio--Class A           15.82% 27.62%       16.10%
--  Class B                      15.48% 27.36%       15.86%
    -------------------------------------------------------------
- - Russell 2000 Value Index/1/   4.71% 23.18%       12.66%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had an approximate market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

During the twelve months ended December 31, 2005, the Portfolio generated a strong gain and outperformed the Lipper Mid-Cap Growth Funds Index and the Russell Midcap Growth Index. Versus the Russell Midcap Growth Index, stock selection drove outperformance, although sector allocations also added value. Holdings in the information technology and telecommunications services sectors had, by far, the largest positive impact on relative results, as did financial services and health care.

MARKET ENVIRONMENT

U.S. equities produced a third consecutive year of positive returns in 2005. After a weak start, most major indexes gradually worked their way higher as the year progressed, despite soaring energy costs. Firm economic and corporate earnings growth and merger activity lent support to stock prices, which finished 2005 near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. As measured by various Russell indexes, mid-cap stocks decisively outperformed their small- and larger-cap counterparts.

PORTFOLIO REVIEW

In the heavily weighted information technology sector, outperformance versus the Russell Midcap Growth Index was due to strong stock selection. Within information technology, communications equipment providers Harris Corporation and ADTRAN were two of the best-performing names. Harris Corporation experienced robust demand in its military and international businesses, while ADTRAN benefited from strength in the digital subscriber line (DSL) market. Other notable contributors were Global Payments and Iron Mountain, both IT services firms.

Outperformance in telecommunications services was driven by an overweight in what was the second-best performing sector in the index after energy. The Portfolio's above-benchmark exposure to wireless providers was especially helpful. Stock selection among diversified telecommunications companies was another plus. For example, Canadian wireline and wireless provider Telus performed extremely well during the year.

In financials, stock selection was the primary source of relative strength. Notable contributors included capital markets companies Ameritrade and E-Trade Financial. Both benefited from higher-than-average trading volumes and acquisitions that investors expected to be accretive to earnings. In addition, the portfolio's lack of exposure to thrifts and mortgage companies boosted performance versus the index. Stocks in this industry fell sharply amid a decline in mortgage activity.

Stock selection was also strong among health care companies, where many of the Portfolio's biotechnology investments did particularly well. Standout biotechnology holdings included Vertex Pharmaceuticals, Gilead Sciences, and Amylin Pharmaceuticals.

While the Portfolio outperformed, there were pockets of weakness. For example, stock selection in the industrials and business services sectors had a mildly negative impact on relative performance. Here, not owning a particular stock was unfavorable since such stock was up sharply on several upgrades from Wall Street analysts.

OUTLOOK

The U.S. economy continues to grow despite the two Gulf hurricanes and the subsequent energy price shock. The moderating pace of home equity withdrawal is expected to reduce consumer spending, and it is our belief that business spending will offset at least some of this reduced consumer spending. We continue to believe that the environment for growth-oriented equities is favorable and that the Portfolio is well positioned.

BRIAN W. H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   BJ Services Co.                   1.53%
                   ------------------------------------------
                   Medimmune, Inc.                   1.52%
                   ------------------------------------------
                   EOG Resources, Inc.               1.39%
                   ------------------------------------------
                   Roper Industries, Inc             1.35%
                   ------------------------------------------
                   Ameritrade Holding Corp.          1.28%
                   ------------------------------------------
                   Fairmont Hotels & Resorts, Inc.   1.27%
                   ------------------------------------------
                   Rogers Communications, Inc.       1.20%
                   ------------------------------------------
                   XTO Energy, Inc.                  1.20%
                   ------------------------------------------
                   Murphy Oil Corp.                  1.16%
                   ------------------------------------------
                   Rockwell Collins, Inc.            1.16%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                              [CHART]

Non-Cyclical                   27.6%
Industrials                    14.5%
Technology                     14.3%
Communications                 13.5%
Cyclical                       12.8%
Financials                      8.6%
Energy                          7.3%
Basic Materials                 1.4%


--------------------------------------------------------------------------------
                                      70

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
       T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]
                          Russell
                          Mid Cap
Date           Fund       Growth
----          -------     -------
2/12/2001     $10,000     $10,000
3/31/2001       7,950       7,729
6/30/2001       9,500       8,980
9/30/2001       6,570       6,483
12/31/2001      8,340       8,238
3/31/2002       7,701       8,092
6/30/2002       5,340       6,614
9/30/2002       4,350       5,478
12/31/2002      4,668       5,981
3/31/2003       4,577       5,979
6/30/2003       5,463       7,101
9/30/2003       5,684       7,609
12/31/2003      6,378       8,535
3/31/2004       6,589       8,947
6/30/2004       6,851       9,041
9/30/2004       6,700       8,649
12/31/2004      7,515       9,855
3/31/2005       7,343       9,691
6/30/2005       7,645      10,023
9/30/2005       8,259      10,680
12/31/2005      8,613      11,047


    ---------------------------------------------------------------------
                                            Average Annual Return/2/
                                          (for the year ended 12/31/05)
    ---------------------------------------------------------------------
                                         1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A                   14.87% 23.00%      -2.37%
--        Class B                        14.63% 22.66%      -3.01%
          Class E                        14.70% 22.76%       3.76%
    ---------------------------------------------------------------------
- - Russell Midcap Growth Index/1/       12.10% 22.70%       2.06%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In 2005 earnings were strong but the stock market was not. Corporate America increased earnings by an estimated 13.6%, but the stock market, as represented by the S&P 500 Index, gained just 4.91%. Indeed, companies continued to go on a profit tear the likes of which has not been seen in modern times. If, as expected, the companies in the S&P 500 Index report earnings increases of at least 10% for the fourth quarter over the same period last year, it will mark the 15th consecutive quarter of double-digit earnings growth. But the continued earnings strength failed to help the stock market to at least match 2004's 10.88% return, confounding the expectations of some market strategists.

Because the gains in recent years have tended to come in brief, intense bursts, with plenty of doldrums in between, the market's performance has seemed more lackluster than it actually has been. So it may come as something of a surprise to those who are inclined to bearishness that the S&P 500 Index has now produced three consecutive up years and a highly respectable three-year annualized return of 14.39%. (The long-term average annual return is 10%.)

As a consequence of 2005's subpar return, the price/earnings multiple of stocks in aggregate declined. At the end of the year, the price/earnings ratio of the S&P 500 was 16.4 times 2005 earnings. It finished 2004 at 18 times that year's earnings. The 16.4 P/E is the lowest for the S&P 500 in 10 years.

Investor sentiment throughout the year was soured by a double dose of rising interest rates and high energy prices. From a 45-year low of 1% in 2004, the Federal Reserve has hiked short-term rates to a current 4.25%. Oil prices in August climbed to a record of more than $68 per barrel before ending the year at about $63. The worry among investors was that higher rates and oil prices would crimp consumer spending, the engine that drives the economy.

Good security selection in the major market sectors helped the Met Investors Series Trust Turner Mid-Cap Growth Portfolio produce a solidly positive return of 11.61% for the year. This return slightly underperformed the Portfolio's benchmark, the Russell Mid Cap Growth Index's return of 12.10%. Five of the portfolio's 10 sector positions beat their corresponding index sectors. Performance for the past year was largely driven by the utility, consumer discretionary and energy sectors, a combined 33% weighting. In the wireless telecommunications industry, within the utility sector, NII Holdings Inc which provides digital wireless communication services in Latin America was a leader for the year. In the apparel/footwear industry, an overweight in Chico's boosted performance. Chico's is a high-end specialty retail store that is largely insulated from higher oil prices. We continue to believe that Chico's has a strong secular story and that we will see positive growth for the long-term. The oil and gas production industry performed well in the energy sector. Ultra Petroleum Corp. was the largest contributor to the Portfolio for the year. Ultra Petroleum Corp. engages in the acquisition, exploration, development, and production of oil and gas properties in the Green River Basin of Southwest Wyoming and Bohai Bay, China. We continue to like the opportunities of the exploration and production oil companies.

The main detractor from performance was the healthcare sector. The pharmaceuticals and biotechnology industries accounted for most of the underperformance for the year. Elan Corp in the pharmaceutical industry was hurt when they had their key drug, Tysabri, for Multiple Sclerosis, suspended from the market. Holding Sepracor Inc. another pharmaceutical company also detracted from performance. Sepracor Inc. was hurt when another firm filed for the generic form of one of Sepracor's primary drugs. We still like the company and are encouraged by the launch of its second generation drug. Our biotechnology holdings also had a negative impact on relative results. Most of the underperformance in the biotechnology industry was due to weakness in company specific events.

We remain optimistic about the near-term outlook for the stock market. Our bottom-up fundamental analysis tells us that the recent strong earnings of corporate America are no fluke and should persist. Also, companies are intent on capitalizing on their fastest growing products and services, controlling costs, improving productivity, buying back shares, and raising dividends. They realize if they don't do all that, a cash-rich acquirer, of which there are many, may end up doing it for them. All in all, we see a favorable backdrop for continued stock-market gains in the new year.

As we move into 2006, our emphasis, as always, is on holding stocks that we think have the strongest prospective earnings power. We currently favor shares of companies in the Internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunication-equipment, and wireless industries.

TEAM MANAGED

NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A COMMITTEE COMPOSED OF CHRISTOPHER K. MCHUGH, BILL MCVAIL, CFA, AND ROBERT E. TURNER, CFA. MR. MCHUGH, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, CO-FOUNDED TURNER IN 1990 AND IS THE PORTFOLIO'S LEAD MANAGER. MR. MCVAIL, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, JOINED TURNER IN 1998. MR. TURNER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--GROWTH EQUITIES, CO-FOUNDED TURNER IN 1990.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Broadcom Corp.                 2.12%
                    ---------------------------------------
                    NII Holdings, Inc.             1.96%
                    ---------------------------------------
                    Coach, Inc.                    1.86%
                    ---------------------------------------
                    Advanced Micro Devices, Inc.   1.75%
                    ---------------------------------------
                    KLA-Tencor Corp.               1.74%
                    ---------------------------------------
                    Omnicare, Inc.                 1.52%
                    ---------------------------------------
                    Monster Worldwide, Inc.        1.52%
                    ---------------------------------------
                    Chico's FAS, Inc.              1.50%
                    ---------------------------------------
                    Sirius Satellite Radio, Inc.   1.45%
                    ---------------------------------------
                    T. Rowe Price Group, Inc.      1.44%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

                     Technology                  21.7%
                     Non-Cyclical                21.2%
                     Cyclical                    13.9%
                     Financials                  11.0%
                     Communications               9.3%
                     Energy                       8.7%
                     Industrials                  6.8%
                     Basic Materials              5.8%
                     Diversified                  1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
      TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+
                                    [CHART]
                           Russell
                           Mid Cap
Date           Fund       Growth Index
----           ----       ------------
4/30/2004   $10,000        $10,000
6/30/2004    10,410         10,399
9/30/2004     9,700          9,949
12/31/2004   11,230         11,336
3/31/2005    10,960         11,146
6/30/2005    11,341         11,529
9/30/2005    12,131         12,284
12/31/2005   12,535         12,706


    -------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the year ended 12/31/05)
    -------------------------------------------------------------
                                   1 Year    Since Inception/4/
    -------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A             11.61%         14.47%
          Class B                  11.36%         14.25%
    -------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 12.10%         15.38%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

At the Portfolio's inception in May 2005, the stock market was recovering from April lows, as weakness at U.S. auto makers and other economic indicators caused concerns about the future health of the economy. In addition, investors continued to grapple with the Federal Open Market Committee's (the Fed's) ongoing interest rate hikes and high oil prices. However, more positive economic data and strong second quarter corporate earnings reports boosted sentiment that the economy was not in a prolonged "soft patch," and the market rallied into the summer. In August, the devastating hurricane season roiled the markets, as oil prices soared and consumer data began to slip. Sentiment improved again in the fall, and the market rebounded strongly in October and November. In this environment, value stocks--those in which the Portfolio invests--continued to perform well on an absolute basis.

PERFORMANCE ANALYSIS

For the period since the Portfolio's inception (May 3, 2005) through December 31, 2005, the Portfolio's A shares returned 5.93 percent and B shares returned 5.75 percent. The Portfolio underperformed the benchmark S&P 500(R) Index, which returned 9.29 percent. In the Portfolio overall, both stock selection and sector allocation were negative influences on the Portfolio's return relative to the benchmark. On a sector basis, telecommunication services was an area of weakness, due to industry consolidation, management issues and changing business models. A comparative overweight and our selections within the sector detracted from the Portfolio's relative performance. Nevertheless, we continued to believe that the valuations and risk-reward profiles of select names have been attractive, and we are monitoring the situation carefully. An underweight in information technology and our stock picks here underperformed the benchmark sector. The consumer discretionary sector also fell short, due to stock selection. However, not all areas of the portfolio lagged. Despite the Portfolio's underweight relative to the S&P 500 Index in the energy sector--the index's best performing area--our stock picks in energy were a significant positive contributor to relative returns. The Portfolio's lack of exposure to industrials also proved advantageous during the period, as the sector was hampered by a slower economy.

MANAGEMENT STRATEGY

Although market conditions have challenged us to find abundant new investment opportunities lately, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. The Portfolio's positioning remained largely unchanged throughout the period and going into the new year. As a result of our individual stock selection, the Portfolio's notable overweights relative to the S&P 500 Index were in health care--primarily pharmaceuticals stocks--and telecommunication services, while energy and industrials continued to be relative underweights.
PORTFOLIO MANAGEMENT

The Portfolio is managed by Van Kampen's Multi-Cap Value team which is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991.
Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

THERE IS NO GUARANTEE THE SECURITY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 GlaxoSmithKline Plc (ADR)            4.39%
                 ---------------------------------------------
                 Federal Home Loan Mortgage Corp.     4.31%
                 ---------------------------------------------
                 AT&T Corp.                           3.82%
                 ---------------------------------------------
                 International Paper Co.              3.54%
                 ---------------------------------------------
                 Citigroup, Inc.                      3.38%
                 ---------------------------------------------
                 Verizon Communications, Inc.         3.28%
                 ---------------------------------------------
                 Bank of America Corp.                3.27%
                 ---------------------------------------------
                 Bristol-Myers Squibb Co.             3.17%
                 ---------------------------------------------
                 Sprint Nextel Corp.                  2.40%
                 ---------------------------------------------
                 Clear Channel Communications, Inc.   2.33%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

  Non-Cyclical                                         27.3%
  Financials                                           26.5%
  Communications                                       22.7%
  Basic Materials                                      10.1%
  Cyclical                                              4.6%
  Technology                                            3.8%
  Utilities                                             1.9%
  Industrials                                           1.6%
  Energy                                                1.5%









--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
        MORGAN STANLEY INVESTMENT MANAGEMENT, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Fund        S&P 500
                 ----        -------
 5/01/2005     $10,000       $10,000
 6/30/2005      10,060        10,333
 9/30/2005      10,180        10,705
12/31/2005      10,593        10,929


    ---------------------------------------------------
                             Cumulative Return/2/
                        (for the period ended 12/31/05)
    ---------------------------------------------------
                              Since Inception/3/
    ---------------------------------------------------
    Van Kampen Comstock
--  Portfolio--Class A               5.93%
          Class B                    5.75%
    ---------------------------------------------------
- - S&P 500 Index/1/                 9.29%
    ---------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,065.16        $4.95
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,063.45         6.24
  Hypothetical (5% return before expenses)     1,000.00      1,019.16         6.11
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,064.66         5.72
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, 1.20%, and 1.10% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            10/1/2005*    12/31/05      10/1/05-12/31/05
CYCLICAL GROWTH ETF PORTFOLIO               ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,020.40        $2.04
  Hypothetical (5% return before expenses)     1,000.00      1,010.59         2.03
------------------------------------------  ------------- ------------- ----------------

* Portfolio Inception October 1, 2005.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for the Class B multiplied by the average account value over the period, multiplied by 92/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            10/1/2005*    12/31/05      10/1/05-12/31/05
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO    ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,016.50        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,010.59         2.03
------------------------------------------  ------------- ------------- ----------------

* Portfolio Inception October 1, 2005.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for the Class B multiplied by the average account value over the period, multiplied by 92/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,061.80        $4.05
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,060.60         5.35
  Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.03% for the Class A and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,122.90        $5.08
  Hypothetical (5% return before expenses)      1000.00       1020.42         4.84
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,121.90         6.42
  Hypothetical (5% return before expenses)     1,000.00      1,019.16         6.11
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,122.30         5.88
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, 1.20% and 1.10% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
JANUS AGGRESSIVE GROWTH PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,131.00        $3.87
  Hypothetical (5% return before expenses)     1,000.00      1,021.58         3.67
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,129.70         5.15
  Hypothetical (5% return before expenses)     1,000.00      1,020.37         4.89
------------------------------------------  ------------- ------------- ---------------

  Class C
  Actual                                       1,000.00      1,129.45         4.62
  Hypothetical (5% return before expenses)     1,000.00      1,020.87         4.38
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72%, 0.96%, and 0.86% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LAZARD MID CAP PORTFOLIO                    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,060.80        $4.05
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,059.50         5.35
  Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,060.50         4.83
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78%, 1.03% and 0.93% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/1/2005*    12/31/05      11/1/05-12/31/05
LEGG MASON VALUE EQUITY PORTFOLIO           ------------- ------------- ----------------

  Class A
  Actual                                      $1,000.00     $1,065.00        $1.38
  Hypothetical (5% return before expenses)     1,000.00      1,007.02         1.34
------------------------------------------  ------------- ------------- ----------------

  Class B
  Actual                                       1,000.00      1,065.00         1.81
  Hypothetical (5% return before expenses)     1,000.00      1,006.60         1.76
------------------------------------------  ------------- ------------- ----------------

* Portfolio Inception November 1, 2005.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,029.60        $5.83
  Hypothetical (5% return before expenses)     1,000.00      1,019.46         5.80
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,020.50        $2.80
  Hypothetical (5% return before expenses)     1,000.00      1,022.43         2.80
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,018.20         4.07
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,019.30         3.56
  Hypothetical (5% return before expenses)     1,000.00      1,021.68         3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.80% and 0.70% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,067.90        $2.76
  Hypothetical (5% return before expenses)     1,000.00      1,022.53         2.70
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,066.40         4.06
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53% and 0.78% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,058.30        $4.67
  Hypothetical (5% return before expenses)     1,000.00      1,020.67         4.58
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,058.10         5.97
  Hypothetical (5% return before expenses)     1,000.00      1,019.41         5.85
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,057.90        $3.94
  Hypothetical (5% return before expenses)     1,000.00      1,021.37         3.87
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,056.80         5.24
  Hypothetical (5% return before expenses)     1,000.00      1,020.11         5.14
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,099.80        $0.53
  Hypothetical (5% return before expenses)     1,000.00      1,024.70         0.51
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,097.60         1.85
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,065.00        $0.16
  Hypothetical (5% return before expenses)     1,000.00      1,037.40         0.15
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,064.00         1.51
  Hypothetical (5% return before expenses)     1,000.00      1,023.74         1.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.02% and 0.29% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,036.40        $0.62
  Hypothetical (5% return before expenses)     1,000.00      1,024.60         0.61
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,035.40         1.80
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.12% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/05        12/31/05      7/1/05-12/31/05
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,086.20        $0.21
  Hypothetical (5% return before expenses)     1,000.00      1,025.00         0.20
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,085.10         1.52
  Hypothetical (5% return before expenses)     1,000.00      1,023.74         1.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.04% and 0.29% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,051.90        $0.47
  Hypothetical (5% return before expenses)     1,000.00      1,024.75         0.46
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,050.80         1.81
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS RESEARCH INTERNATIONAL PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,196.30        $4.93
  Hypothetical (5% return before expenses)     1,000.00      1,020.72         4.53
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,194.90         6.31
  Hypothetical (5% return before expenses)     1,000.00      1,019.46         5.80
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,194.80         5.75
  Hypothetical (5% return before expenses)     1,000.00      1,019.96         5.30
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.89%, 1.14%, and 1.04% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,064.40        $3.59
  Hypothetical (5% return before expenses)     1,000.00      1,021.73         3.52
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,062.20         4.89
  Hypothetical (5% return before expenses)     1,000.00      1,020.47         4.79
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,063.70         4.37
  Hypothetical (5% return before expenses)     1,000.00      1,020.97         4.28
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.69%, 0.94%, and 0.84% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,074.40        $3.56
  Hypothetical (5% return before expenses)     1,000.00      1,021.78         3.47
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,073.00         4.86
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

  Class C
  Actual                                       1,000.00      1,073.10         4.28
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.68%, 0.93%, and 0.82% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  995.20        $2.72
  Hypothetical (5% return before expenses)     1,000.00      1,022.48         2.75
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        994.20         3.97
  Hypothetical (5% return before expenses)     1,000.00      1,021.22         4.02
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.54%, and 0.79% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  998.30        $2.82
  Hypothetical (5% return before expenses)     1,000.00      1,022.38         2.85
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        997.80         4.08
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00        997.80         3.58
  Hypothetical (5% return before expenses)     1,000.00      1,021.63         3.62
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.56%, 0.81%, and 0.71% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,096.20        $6.50
  Hypothetical (5% return before expenses)     1,000.00      1,019.00         6.26
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,094.70         7.87
  Hypothetical (5% return before expenses)     1,000.00      1,017.69         7.58
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.23% and 1.49% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
RCM GLOBAL TECHNOLOGY PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,166.50        $6.01
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,163.50         7.36
  Hypothetical (5% return before expenses)     1,000.00      1,018.40         6.87
------------------------------------------  ------------- ------------- ---------------

  Class C
  Actual                                       1,000.00      1,165.40         6.82
  Hypothetical (5% return before expenses)     1,000.00      1,018.90         6.36
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, 1.35%, and 1.25% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
THIRD AVENUE SMALL CAP VALUE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,094.20        $4.28
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,092.40         5.54
  Hypothetical (5% return before expenses)     1,000.00      1,019.91         5.35
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.05% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,127.80        $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,126.70         5.63
  Hypothetical (5% return before expenses)     1,000.00      1,019.91         5.35
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,126.00         5.09
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, 1.05%, and 0.95% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,105.30        $4.64
  Hypothetical (5% return before expenses)     1,000.00      1,021.02         4.23
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,104.70         5.73
  Hypothetical (5% return before expenses)     1,000.00      1,019.76         5.50
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,053.00        $3.47
  Hypothetical (5% return before expenses)     1,000.00      1,021.83         3.41
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,051.20         4.81
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.67% and 0.93% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ---------------------------------------------------------------

          COMMON STOCKS - 95.9%
          AEROSPACE & DEFENSE - 1.2%
          United Industrial Corp.(a)........... 146,802 $    6,073,199
                                                        --------------
          BANKS - 3.2%
          East West Bancorp, Inc.(a)........... 120,129      4,383,507
          PrivateBancorp, Inc.(a)..............  75,612      2,689,519
          SVB Financial Group*(a)..............  97,912      4,586,198
          Texas Capital Bancshares, Inc.*(a)... 120,538      2,701,257
          Texas Regional
            Bancshares, Inc. - Class A(a)......  85,051      2,406,943
                                                        --------------
                                                            16,767,424
                                                        --------------
          BIOTECHNOLOGY - 2.1%
          Millipore Corp.*(a)..................  63,229      4,175,643
          Myriad Genetics, Inc.*(a)............ 123,568      2,570,214
          Protein Design Labs, Inc. *(a)....... 156,859      4,457,933
                                                        --------------
                                                            11,203,790
                                                        --------------
          BUSINESS SERVICES - 1.5%
          CRA International, Inc.*(a)..........  76,060      3,627,301
          Korn / Ferry International*(a)....... 221,775      4,144,975
                                                        --------------
                                                             7,772,276
                                                        --------------
          CHEMICALS - 1.2%
          Rockwood Holdings, Inc.*(a).......... 110,442      2,179,021
          Scotts Co. (The) - Class A(a)........  95,422      4,316,891
                                                        --------------
                                                             6,495,912
                                                        --------------
          COMMERCIAL SERVICES & SUPPLIES - 8.9%
          Advisory Board Co.*(a)...............  89,121      4,248,398
          Blount International, Inc.*.......... 112,934      1,799,039
          Corporate Executive Board Co.(a).....  67,250      6,032,325
          CoStar Group, Inc.*..................  58,957      2,545,174
          Euronet Worldwide, Inc.*(a).......... 180,091      5,006,530
          Gen Probe, Inc.*(a).................. 120,956      5,901,443
          Global Payments, Inc................. 101,952      4,751,983
          MPS Group, Inc.*(a).................. 319,909      4,373,156
          Pediatrix Medical Group, Inc.*.......  67,274      5,958,458
          Stericycle, Inc.*(a)................. 101,489      5,975,672
                                                        --------------
                                                            46,592,178
                                                        --------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 1.2%
          Polycom, Inc.*(a).................... 224,132      3,429,220
          SafeNet, Inc.*(a)....................  88,045      2,836,810
                                                        --------------
                                                             6,266,030
                                                        --------------
          COMPUTERS & PERIPHERALS - 2.3%
          Mercury Computer Systems, Inc.*(a)... 155,156      3,200,868
          MICROS Systems, Inc.*(a).............  95,742      4,626,254
          NETGEAR, Inc.*(a).................... 224,016      4,312,308
                                                        --------------
                                                            12,139,430
                                                        --------------
          CONSTRUCTION MATERIALS - 2.0%
          Eagle Materials, Inc.(a).............  59,415      7,270,019
          Hughes Supply, Inc...................  94,282      3,380,010
                                                        --------------
                                                            10,650,029
                                                        --------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         ELECTRICAL EQUIPMENT - 0.8%
         Actuant Corp. - Class A(a)..............  71,898  $ 4,011,908
                                                           -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%
         FARO Technologies, Inc.*(a)............. 163,659    3,273,180
         FLIR Systems, Inc.*(a).................. 183,213    4,091,146
         Imax Corp.*(a).......................... 356,370    2,515,972
         Thomas & Betts Corp.*................... 133,582    5,605,101
         Trimble Navigation, Ltd.*(a)............ 124,260    4,409,988
         Wesco International, Inc.* (a)..........  96,958    4,143,015
                                                           -----------
                                                            24,038,402
                                                           -----------
         ENERGY EQUIPMENT & SERVICES - 0.8%
         FMC Technologies, Inc.*(a)..............  98,674    4,235,088
                                                           -----------
         FINANCIAL SERVICES - 1.6%
         Affiliated Managers Group, Inc.*(a).....  57,206    4,590,781
         Jeffries Group, Inc.(a).................  81,261    3,655,120
                                                           -----------
                                                             8,245,901
                                                           -----------
         FOOD PRODUCTS - 0.7%
         United Natural Foods, Inc.*(a).......... 135,685    3,582,084
                                                           -----------
         HEALTH CARE EQUIPMENT & SUPPLIES - 6.3%
         American Medical Systems
           Holdings, Inc.*(a).................... 248,407    4,429,097
         Immucor, Inc.*(a)....................... 123,236    2,878,793
         Integra LifeSciences Holdings*(a)....... 133,509    4,734,229
         Mentor Corp.(a)......................... 106,837    4,923,049
         NuVasive, Inc.*(a)...................... 237,541    4,299,492
         ResMed, Inc.*(a)........................ 101,790    3,899,575
         Varian, Inc.*(a)........................ 107,037    4,259,002
         Wright Medical Group, Inc.*(a).......... 183,098    3,735,199
                                                           -----------
                                                            33,158,436
                                                           -----------
         HEALTH CARE PROVIDERS & SERVICES - 3.2%
         Amsurg Corp.*(a)........................ 119,406    2,729,621
         LifePoint Hospitals, Inc.*(a)........... 119,290    4,473,375
         Per-Se Technologies, Inc.*(a)........... 185,062    4,323,049
         VCA Antech, Inc.*(a).................... 184,600    5,205,720
                                                           -----------
                                                            16,731,765
                                                           -----------
         HOTELS, RESTAURANTS & LEISURE - 4.7%
         Choice Hotels International, Inc.(a).... 170,844    7,134,445
         Jack in the Box, Inc.*(a)............... 126,779    4,428,391
         P.F. Chang's China Bistro, Inc.*(a).....  95,432    4,736,290
         Penn National Gaming, Inc.*.............  70,000    2,306,500
         RARE Hospitality International, Inc.*(a) 103,749    3,152,932
         Steiner Leisure, Ltd.*..................  90,278    3,210,286
                                                           -----------
                                                            24,968,844
                                                           -----------
         HOUSEHOLD DURABLES - 0.3%
         Tempur-Pedic International, Inc.*(a).... 150,607    1,731,981
                                                           -----------
         HOUSEHOLD PRODUCTS - 0.7%
         Church & Dwight, Inc.(a)................ 115,245    3,806,542
                                                           -----------
         INFORMATION SERVICES - 0.6%
         Merge Technologies, Inc.*............... 130,055    3,256,577
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          INSURANCE - 1.6%
          HCC Insurance Holdings, Inc........... 143,102  $ 4,247,267
          ProAssurance Corp.*(a)................  82,070    3,991,885
                                                          -----------
                                                            8,239,152
                                                          -----------
          INTERNET SOFTWARE & SERVICES - 3.1%
          Blue Coat Systems, Inc.*(a)...........  56,178    2,568,458
          Digitas, Inc.*(a)..................... 225,455    2,822,696
          F5 Networks, Inc.*(a).................  55,947    3,199,609
          Internet Security Systems, Inc.*(a)...  71,846    1,505,174
          Sapient Corp.*(a)..................... 491,800    2,798,342
          ValueClick, Inc.*(a).................. 197,864    3,583,317
                                                          -----------
                                                           16,477,596
                                                          -----------
          LEISURE EQUIPMENT & PRODUCTS - 1.2%
          Marvel Entertainment, Inc.*(a)........ 213,019    3,489,251
          Nautilus Group, Inc.(a)............... 155,239    2,896,760
                                                          -----------
                                                            6,386,011
                                                          -----------
          MACHINERY - 2.5%
          IDEX Corp.............................  75,863    3,118,728
          JLG Industries, Inc.(a)............... 134,271    6,130,814
          Lincoln Electric Holdings, Inc.(a)....  96,473    3,826,119
                                                          -----------
                                                           13,075,661
                                                          -----------
          MEDIA - 0.2%
          Radio One, Inc. - Class D*(a)......... 127,700    1,321,695
                                                          -----------
          METALS & MINING - 1.0%
          Carpenter Technology Corp.(a).........  78,603    5,539,153
                                                          -----------
          OIL & GAS - 8.0%
          Atwood Oceanics, Inc.*(a).............  56,507    4,409,241
          Cal Dive International, Inc.*(a)...... 111,856    4,014,512
          Core Laboratories N.V.*(a)............ 127,266    4,754,658
          Encore Acquisition Co.*(a)............ 182,520    5,847,941
          Grey Wolf, Inc.*(a)................... 510,824    3,948,670
          Hydril*(a)............................  63,237    3,958,636
          Range Resources Corp.(a).............. 165,183    4,350,907
          Superior Energy Services, Inc.*(a).... 141,600    2,980,680
          Unit Corp.*(a)........................ 103,447    5,692,688
          Whiting Petroleum Corp.*(a)...........  58,842    2,353,680
                                                          -----------
                                                           42,311,613
                                                          -----------
          PHARMACEUTICALS - 4.0%
          Amylin Pharmaceuticals, Inc.*(a)...... 146,686    5,855,705
          Encysive Pharmaceuticals, Inc.*(a).... 235,114    1,855,049
          First Horizon Pharmaceutical Corp.*(a) 184,799    3,187,783
          MGI Pharma, Inc.*(a).................. 167,377    2,872,189
          Nektar Therapeutics*(a)............... 150,501    2,477,247
          PetMed Express, Inc.*(a)..............  49,637      703,356
          United Therapeutics Corp.*(a).........  60,583    4,187,497
                                                          -----------
                                                           21,138,826
                                                          -----------
          REAL ESTATE - 0.4%
          BioMed Realty Trust, Inc. (REIT)(a)...  76,406    1,864,306
                                                          -----------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         RETAIL-SPECIALTY - 6.2%
         BJ's Wholesale Club, Inc.*(a)........... 140,329 $  4,148,125
         Children's Place Retail Stores, Inc.*(a) 101,193    5,000,958
         Guitar Center, Inc.*(a).................  70,049    3,503,151
         Jos. A. Bank Clothiers, Inc.*(a)........ 127,644    5,541,026
         RC2 Corp.*(a)...........................  98,022    3,481,741
         Regis Corp.(a).......................... 103,919    4,008,156
         Toro Co. (The)(a).......................  80,687    3,531,670
         Wolverine World Wide, Inc.(a)........... 150,154    3,372,459
                                                          ------------
                                                            32,587,286
                                                          ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.6%
         Cirrus Logic, Inc.*(a).................. 372,437    2,487,879
         Emulex Corp.*(a)........................ 204,045    4,038,051
         FormFactor, Inc.*....................... 173,318    4,234,159
         Genesis Microchip, Inc.*(a)............. 107,868    1,951,332
         Microsemi Corp.*(a)..................... 304,238    8,415,223
         Tessera Technologies, Inc.*(a).......... 141,715    3,663,333
         Varian Semiconductor Equipment
           Associates, Inc.*(a).................. 109,697    4,818,989
                                                          ------------
                                                            29,608,966
                                                          ------------
         SOFTWARE - 6.3%
         ANSYS, Inc.*(a).........................  86,695    3,701,010
         Avid Technology, Inc.*(a)...............  74,441    4,076,389
         Blackboard, Inc.*(a).................... 174,544    5,058,285
         Cerner Corp.*(a)........................  57,587    5,235,234
         Epicor Software Corp.*(a)............... 288,388    4,074,922
         Kronos, Inc.*(a)........................  98,137    4,108,015
         MicroStrategy, Inc. - Class A*(a).......  81,213    6,719,564
                                                          ------------
                                                            32,973,419
                                                          ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
         Nice Systems, Ltd. (ADR)*...............  54,690    2,633,870
                                                          ------------
         TELECOMMUNICATION SERVICES - WIRELESS - 2.4%
         Alamosa Holdings, Inc.*(a).............. 217,882    4,054,784
         NeuStar, Inc. - Class A*(a)............. 118,685    3,618,706
         SBA Communications Corp.*(a)............ 263,012    4,707,915
                                                          ------------
                                                            12,381,405
                                                          ------------
         TEXTILES, APPAREL & LUXURY GOODS - 0.9%
         Warnaco Group, Inc. (The)*(a)........... 169,132    4,519,207
                                                          ------------
         TRANSPORTATION - 4.1%
         Forward Air Corp.(a)....................  96,692    3,543,762
         Heartland Express, Inc.(a).............. 138,528    2,810,733
         Kirby Corp.*(a).........................  61,380    3,202,195
         Knight Transportation, Inc.(a).......... 178,536    3,701,051
         Old Dominion Freight Line, Inc.*........ 150,674    4,065,184
         Swift Transportation Co., Inc.*(a)...... 201,829    4,097,129
                                                          ------------
                                                            21,420,054
                                                          ------------
         Total Common Stocks (Cost $440,038,985)           504,206,016
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     -----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT      (NOTE 2)
     -----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 29.4%
     State Street Bank and Trust Co.,
       Repurchase Agreement,
       dated 12/30/05 at 3.900% to be
       repurchased at $22,181,607.87
       collateralized by $22,950,000
       FNMA 4.000% due 07/08/15
       with a value of $22,616,514............ $ 22,172,000 $  22,172,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  132,651,947   132,651,947
                                                            -------------
     Total Short-Term Investments
     (Cost $154,823,947)                                      154,823,947
                                                            -------------

     TOTAL INVESTMENTS - 125.3%
     (Cost $594,862,932)                                      659,029,963

     Other Assets and Liabilities (net) - (25.3%)            (133,131,394)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 525,898,569
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                      SHARES/PAR   VALUE
      DESCRIPTION                                     AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 92.5%
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund..........................     2,941  $   175,313
      iShares Dow Jones U.S. Financial Sector
        Index Fund.................................     1,096      110,915
      iShares Dow Jones U.S. Healthcare Sector
        Index Fund.................................    19,017    1,198,832
      iShares Dow Jones U.S. Industrial Sector
        Index Fund.................................    14,422      839,937
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund..........................    15,649      357,736
      iShares Dow Jones U.S. Utilities Sector Index
        Fund.......................................     3,034      231,980
      iShares MSCI EAFE Index Fund.................    23,214    1,380,304
      iShares S&P MidCap 400 Growth Index
        Fund.......................................    15,186    1,148,365
      iShares S&P MidCap 400 Value Index
        Fund.......................................    16,296    1,150,009
      Vanguard Consumer Discretionary
        VIPERs.....................................     8,666      455,745
      Vanguard Consumer Staples VIPERs.............    17,503      978,943
      Vanguard Energy VIPERs.......................     7,352      530,741
      Vanguard Financials VIPERs...................    20,598    1,154,518
      Vanguard Information Technology
        VIPERs.....................................    20,282      981,446
                                                               -----------
      Total Investment Company Securities
      (Cost $10,540,468)                                        10,694,784
                                                               -----------

      SHORT-TERM INVESTMENTS - 6.6%
      Metropolitan Series Fund, Inc.: BlackRock
        Money Market Portfolio
        (Cost $766,900)                              $766,900  $   766,900
                                                               -----------

      TOTAL INVESTMENTS - 99.1%
      (Cost $11,307,368)                                        11,461,684

      Other Assets and Liabilities (net) - 0.9%                    100,198
                                                               -----------

      TOTAL NET ASSETS - 100.0%                                $11,561,882
                                                               ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       SHARES/PAR   VALUE
      DESCRIPTION                                      AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 95.3%
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund...........................     1,383  $   82,441
      iShares Dow Jones U.S. Financial Sector Index
        Fund........................................     1,368     138,442
      iShares Dow Jones U.S. Healthcare Sector
        Index Fund..................................     8,923     562,506
      iShares Dow Jones U.S. Industrial Sector Index
        Fund........................................     6,790     395,449
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund...........................     7,360     168,250
      iShares Dow Jones U.S. Utilities Sector Index
        Fund........................................     1,424     108,879
      iShares GS $ InvesTop Corporate Bond
        Fund........................................     9,253     996,455
      iShares Lehman 1-3 Year Treasury Bond
        Fund........................................     4,608     369,608
      iShares MSCI EAFE Index Fund..................     7,265     431,977
      iShares S&P MidCap 400 Growth Index
        Fund........................................    11,813     893,299
      iShares S&P MidCap 400 Value Index Fund.......    12,670     894,122
      Vanguard Consumer Discretionary VIPERs........     4,087     214,935
      Vanguard Consumer Staples VIPERs..............     8,215     459,465
      Vanguard Energy VIPERs........................     3,462     249,922
      Vanguard Financials VIPERs....................     8,131     455,742
      Vanguard Information Technology VIPERs........     9,470     458,253
                                                                ----------
      Total Investment Company Securities
      (Cost $6,857,656)                                          6,879,745
                                                                ----------

      SHORT-TERM INVESTMENTS - 3.8%
      Metropolitan Series Fund, Inc.: BlackRock
        Money Market Portfolio
        (Cost $274,260)                               $274,260  $  274,260
                                                                ----------

      TOTAL INVESTMENTS - 99.1%
      (Cost $7,131,916)                                          7,154,005

      Other Assets and Liabilities (net) - 0.9%                     64,380
                                                                ----------

      TOTAL NET ASSETS - 100.0%                                 $7,218,385
                                                                ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 97.2%
        AEROSPACE & DEFENSE - 2.5%
        Alliant Techsystems, Inc.*...............  68,908 $   5,248,723
        Rockwell Collins, Inc.................... 113,009     5,251,528
                                                          -------------
                                                             10,500,251
                                                          -------------
        AUTO COMPONENTS - 0.6%
        Autoliv, Inc.............................  56,504     2,566,412
                                                          -------------
        BANKS - 7.4%
        Commerce Bancshares, Inc.................  38,025     1,981,863
        FirstMerit Corp.......................... 156,074     4,043,877
        Keycorp.................................. 164,392     5,413,429
        M&T Bank Corp............................  61,978     6,758,701
        Northern Trust Corp......................  86,534     4,484,192
        Zions Bancorporation..................... 113,379     8,566,917
                                                          -------------
                                                             31,248,979
                                                          -------------
        BEVERAGES - 0.5%
        Pepsi Bottling Group, Inc................  71,068     2,033,255
                                                          -------------
        BIOTECHNOLOGY - 1.4%
        MedImmune, Inc.*......................... 171,970     6,022,389
                                                          -------------
        CHEMICALS - 2.9%
        Agrium, Inc.............................. 101,626     2,234,756
        Carlisle Cos., Inc.......................  41,771     2,888,465
        Chemtura Corp............................ 264,056     3,353,511
        Rohm & Haas Co...........................  75,817     3,671,059
                                                          -------------
                                                             12,147,791
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 2.5%
        Republic Services, Inc................... 138,627     5,205,444
        Zebra Technologies Corp. - Class A*...... 123,701     5,300,588
                                                          -------------
                                                             10,506,032
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 0.6%
        ADC Telecommunications, Inc.*............ 119,258     2,664,224
                                                          -------------
        COMPUTER HARDWARE - 0.8%
        CDW Corp.................................  56,863     3,273,603
                                                          -------------
        DIVERSIFIED ENERGY - 3.9%
        CMS Energy Corp.*........................  58,253       845,251
        PNM Resources, Inc.......................  39,240       960,988
        Public Service Enterprise Group, Inc.....  16,327     1,060,765
        Western Gas Resources, Inc............... 122,372     5,762,497
        Williams Cos., Inc. (The)................ 331,623     7,683,705
                                                          -------------
                                                             16,313,206
                                                          -------------
        DRUGS - 1.3%
        Charles River Laboratories International,
          Inc.*.................................. 128,525     5,445,604
                                                          -------------
        ELECTRIC UTILITIES - 10.0%
        Edison International..................... 164,165     7,159,236
        Entergy Corp............................. 110,386     7,577,999
        FirstEnergy Corp.........................  52,596     2,576,678
        Northeast Utilities......................  88,987     1,752,154

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         PG&E Corp.............................. 232,211 $   8,619,672
         PPL Corp............................... 383,136    11,264,198
         Wisconsin Energy Corp..................  86,061     3,361,543
                                                         -------------
                                                            42,311,480
                                                         -------------
         FINANCIALS - DIVERSIFIED - 4.0%
         American Capital Strategies, Ltd.......  51,046     1,848,376
         Bear Stearns Cos., Inc.................  67,106     7,752,756
         CIT Group, Inc......................... 102,641     5,314,751
         Eaton Vance Corp.......................  77,159     2,111,070
                                                         -------------
                                                            17,026,953
                                                         -------------
         FOOD PRODUCTS - 2.2%
         Archer-Daniels-Midland Co.............. 184,657     4,553,642
         Smithfield Foods, Inc.*................ 151,091     4,623,384
                                                         -------------
                                                             9,177,026
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.4%
         Apria Healthcare Group, Inc.*.......... 125,103     3,016,233
         Coventry Health Care, Inc.*............  54,614     3,110,814
         Health Net, Inc.*......................  80,296     4,139,259
                                                         -------------
                                                            10,266,306
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.2%
         Harrah's Entertainment, Inc............ 127,544     9,092,612
                                                         -------------
         HOUSEHOLD DURABLES - 4.0%
         Lennar Corp. - Class A................. 114,049     6,959,270
         Mohawk Industries, Inc.*...............  74,118     6,446,783
         Stanley Works..........................  72,791     3,496,880
                                                         -------------
                                                            16,902,933
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.4%
         Clorox Company (The)...................  87,358     4,969,797
         Newell Rubbermaid, Inc................. 222,223     5,284,463
                                                         -------------
                                                            10,254,260
                                                         -------------
         INSURANCE - 8.9%
         Ambac Financial Group, Inc............. 129,560     9,983,894
         Assurant, Inc..........................  50,276     2,186,503
         Everest Re Group, Ltd..................  60,686     6,089,840
         PartnerRe, Ltd.........................  58,996     3,874,267
         PMI Group, Inc. (The)..................  81,196     3,334,720
         RenaissanceRe Holdings, Ltd............  80,908     3,568,852
         Torchmark Corp.........................  98,662     5,485,607
         Willis Group Holdings, Ltd.............  83,719     3,092,580
                                                         -------------
                                                            37,616,263
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 0.2%
         Avocent Corp.*.........................  32,987       896,916
                                                         -------------
         IT CONSULTING & SERVICES - 2.1%
         BearingPoint, Inc.*.................... 619,661     4,870,535
         Computer Sciences Corp.*...............  28,907     1,463,851
         Ingram Micro, Inc.*.................... 135,346     2,697,446
                                                         -------------
                                                             9,031,832
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        MEDIA - 2.0%
        Dow Jones & Co., Inc...................... 118,355 $   4,200,419
        Lamar Advertising Co. - Class A*..........  95,368     4,400,279
                                                           -------------
                                                               8,600,698
                                                           -------------
        METALS - 1.6%
        Allegheny Technologies, Inc...............  71,006     2,561,897
        Carpenter Technology Corp.................  32,684     2,303,241
        Commercial Metals Co......................  55,780     2,093,981
                                                           -------------
                                                               6,959,119
                                                           -------------
        OIL & GAS - 9.0%
        AGL Resources, Inc........................ 192,901     6,714,884
        BJ Services Co............................ 188,251     6,903,164
        EOG Resources, Inc........................ 141,800    10,403,866
        Grant Prideco, Inc.*......................  44,310     1,954,957
        Range Resources Corp...................... 296,544     7,810,969
        Ultra Petroleum Corp.*....................  73,200     4,084,560
                                                           -------------
                                                              37,872,400
                                                           -------------
        PAPER & PACKAGING - 1.1%
        Packaging Corp. of America................ 195,492     4,486,541
                                                           -------------
        PARTS & EQUIPMENT - 3.2%
        American Standard Cos., Inc............... 192,273     7,681,306
        Cooper Industries, Ltd. - Class A.........  77,857     5,683,561
                                                           -------------
                                                              13,364,867
                                                           -------------
        REAL ESTATE - 6.8%
        Apartment Investment & Management Co.
          (REIT) - Class A........................ 135,516     5,131,991
        Developers Diversified Realty Corp. (REIT) 107,074     5,034,620
        Equity Residential (REIT).................  55,372     2,166,153
        Healthcare Realty Trust, Inc. (REIT)......  26,357       876,897
        istar Financial, Inc. (REIT).............. 165,323     5,893,765
        Liberty Property Trust (REIT).............  48,927     2,096,522
        Plum Creek Timber Co., Inc. (REIT)........ 154,696     5,576,791
        Prentiss Properties Trust (REIT)..........  45,736     1,860,540
                                                           -------------
                                                              28,637,279
                                                           -------------
        RETAIL - MULTILINE - 3.8%
        Federated Department Stores, Inc..........  64,949     4,308,067
        J.C. Penney Co., Inc...................... 208,288    11,580,813
                                                           -------------
                                                              15,888,880
                                                           -------------
        RETAIL - SPECIALTY - 1.1%
        Ross Stores, Inc.......................... 154,613     4,468,316
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.6%
        Amphenol Corp. - Class A..................  79,752     3,529,823
        Freescale Semiconductor, Inc.*............  39,126       985,584
        Tessera Technologies, Inc.*...............  83,955     2,170,237
                                                           -------------
                                                               6,685,644
                                                           -------------
        SOFTWARE - 1.3%
        Activision, Inc.*......................... 396,772     5,451,647
                                                           -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TOBACCO - 1.0%
      Reynolds American, Inc...................      45,217 $  4,310,537
                                                            ------------
      TRANSPORTATION - 1.9%
      Norfolk Southern Corp....................     102,680    4,603,145
      Teekay Shipping Corp.....................      84,076    3,354,632
                                                            ------------
                                                               7,957,777
                                                            ------------
      Total Common Stocks
      (Cost $372,639,942)                                    409,982,032
                                                            ------------

      SHORT-TERM INVESTMENTS - 2.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/2005 at
        2.800% to be repurchased at
        $12,343,839 on 01/03/06 collateralized
        by $12,775,000 FNMA 3.000% due
        08/15/07 with a value of $12,589,366
        (Cost $12,340,000)..................... $12,340,000   12,340,000
                                                            ------------

      TOTAL INVESTMENTS - 100.1%
      (Cost $384,979,942)                                    422,322,032

      Other Assets and Liabilities (net) - (0.1%)               (212,346)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $422,109,686
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust
FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 96.3%
       AUSTRALIA - 2.0%
       Australia & New Zealand Banking Group,
         Ltd.................................  1,522,000 $    26,685,705
                                                         ---------------
       FRANCE - 9.7%
       BNP Paribas S.A.(a)...................    226,500      18,334,831
       L'Oreal S.A.(a).......................    205,700      15,277,362
       Neopost S.A.(a).......................    145,000      14,547,562
       Pernod-Ricard S.A.(a).................     46,300       8,082,135
       Publicis Groupe(a)....................    816,000      28,411,646
       Sanofi-Aventis S.A.(a)................    118,035      10,344,494
       Societe Television Francaise 1(a).....    190,000       5,274,390
       Total S.A.(a).........................     32,500       8,181,633
       Vivendi Universal S.A.(a).............    636,600      20,006,623
                                                         ---------------
                                                             128,460,676
                                                         ---------------
       GERMANY - 8.4%
       Bayerische Motoren Werke
         (BMW) AG(a).........................    941,800      41,345,774
       Deutsche Boerse AG(a).................    284,000      29,121,685
       Hannover Rueckversicherung AG(a)......    226,600       8,034,990
       Henkel KGaA...........................    256,000      23,828,522
       Metro AG..............................    195,500       9,440,155
                                                         ---------------
                                                             111,771,126
                                                         ---------------
       HONG KONG - 0.8%
       Giordano International, Ltd.(a)....... 19,555,000      10,957,589
                                                         ---------------
       IRELAND - 2.8%
       Bank of Ireland.......................  2,351,000      37,028,773
                                                         ---------------
       ISRAEL - 0.5%
       Orbotech, Ltd.*.......................    265,000       6,352,050
                                                         ---------------
       ITALY - 3.0%
       Banco Popolare di Verona e Novara
         Scrl(a).............................    672,500      13,607,344
       Bulgari S.p.A.(a).....................    737,000       8,226,075
       UniCredito Italiano S.p.A.(a).........  2,607,000      17,966,462
                                                         ---------------
                                                              39,799,881
                                                         ---------------
       JAPAN - 14.4%
       Daiwa Securities Group, Inc...........  2,022,000      23,201,842
       Honda Motor Co., Ltd..................    410,800      23,820,399
       Kao Corp..............................    295,000       7,887,932
       Meitec Corp.(a).......................    432,800      14,040,141
       NTT DoCoMo, Inc.(a)...................     25,700      39,373,625
       Rohm Co., Ltd.........................    255,000      28,029,059
       Takeda Pharmaceutical Co., Ltd........    628,000      33,914,535
       Uni-Charm Corp.(a)....................    468,000      21,027,240
                                                         ---------------
                                                             191,294,773
                                                         ---------------
       MEXICO - 0.5%
       Grupo Televisa, S.A. (ADR)............     79,000       6,359,500
                                                         ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       NETHERLANDS - 7.4%
       Akzo Nobel N.V.(a)....................    637,000 $    29,530,576
       Euronext N.V.(a)......................    695,000      36,206,352
       Heineken Holding N.V..................    523,000      15,368,490
       Heineken N.V..........................     64,375       2,040,859
       Koninklijke (Royal) Philips
         Electronics N.V.....................    480,000      14,919,367
                                                         ---------------
                                                              98,065,644
                                                         ---------------
       SINGAPORE - 1.1%
       United Overseas Bank, Ltd.............  1,687,400      14,843,944
       United Overseas Land, Ltd.(a).........    126,040         190,413
                                                         ---------------
                                                              15,034,357
                                                         ---------------
       SOUTH KOREA - 7.3%
       Kookmin Bank..........................    342,800      25,623,079
       KT&G Corp.............................    377,300      16,787,818
       Lotte Chilsung Beverage Co., Ltd......     16,930      16,395,155
       SK Telecom Co., Ltd...................    218,252      38,811,918
                                                         ---------------
                                                              97,617,970
                                                         ---------------
       SPAIN - 0.2%
       Gestevision Telecinco SA(a)...........    112,000       2,826,953
                                                         ---------------
       SWITZERLAND - 14.2%
       Credit Suisse Group...................    543,000      27,660,986
       Givaudan S.A.(a)......................     33,750      22,857,256
       Lonza Group AG(a).....................    339,700      20,772,274
       Nestle S.A............................    119,500      35,658,509
       Novartis AG...........................    641,500      33,664,570
       Swatch Group AG.......................    914,200      27,637,686
       Syngenta AG*..........................    168,300      20,927,481
                                                         ---------------
                                                             189,178,762
                                                         ---------------
       TAIWAN - 1.5%
       Chinatrust Financial Holding Co., Ltd. 25,633,513      20,228,737
                                                         ---------------
       UNITED KINGDOM - 22.5%
       Associated British Ports Holdings Plc.  2,423,000      24,446,676
       BP Plc................................  1,059,000      11,326,251
       British Sky Broadcasting Group Plc....  3,928,600      33,525,808
       Cadbury Schweppes Plc.................  2,540,000      23,971,044
       Diageo Plc............................  2,588,000      37,449,065
       GlaxoSmithKline Plc...................  1,790,000      45,154,612
       Johnston Press Plc....................  1,697,000      13,577,732
       Lloyds TSB Group Plc..................  2,774,200      23,292,720
       Michael Page International Plc........  2,390,000      11,096,249
       Signet Group Plc...................... 17,086,800      31,554,690
       Trinity Mirror Plc....................  2,341,400      23,060,190
       Vodafone Group Plc....................  9,513,000      20,520,510
                                                         ---------------
                                                             298,975,547
                                                         ---------------
       Total Common Stocks
       (Cost $1,052,260,592)                               1,280,638,043
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 16.2%
     State Street Bank & Trust Co.,
       Repurchase Agreement,
       dated 12/30/05 at 2.80% to be
       repurchased at $63,809,846 on
       01/03/06 collateralized by
       62,165,000 FHLB 5.80% due
       09/02/08 with a value of
       $65,066,054.00......................... $ 63,790,000 $   63,790,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  151,154,676    151,154,676
                                                            --------------
     Total Short-Term Investments
     (Cost $214,944,676)                                       214,944,676
                                                            --------------

     TOTAL INVESTMENTS - 112.5%
     (Cost $1,267,205,268)                                   1,495,582,719

     Other Assets and Liabilities (net) - (12.5%)             (166,350,015)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,329,232,704
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 94.3%
         AEROSPACE & DEFENSE - 1.3%
         Boeing Co............................   143,150 $  10,054,856
                                                         -------------
         AIR FREIGHT & LOGISTICS - 1.4%
         United Parcel Service, Inc. - Class B   142,270    10,691,590
                                                         -------------
         AUTOMOBILES - 1.8%
         Harley-Davidson, Inc.................   148,300     7,635,967
         Thor Industries, Inc.(a).............   165,695     6,639,399
                                                         -------------
                                                            14,275,366
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 3.1%
         Ceridian Corp.*......................   225,445     5,602,309
         CoStar Group, Inc.*(a)...............   109,130     4,711,142
         Park24 Co., Ltd......................   219,900     7,798,778
         Stericycle, Inc.*(a).................   104,490     6,152,371
                                                         -------------
                                                            24,264,600
                                                         -------------
         COMMUNICATIONS EQUIPMENT - 1.7%
         Research In Motion, Ltd.*............   207,435    13,692,784
                                                         -------------
         COMPUTERS & PERIPHERALS - 3.7%
         Apple Computer, Inc.*................   120,715     8,678,201
         Hewlett-Packard Co...................   244,395     6,997,029
         Lenovo Group, Ltd.................... 9,406,000     4,347,123
         SanDisk Corp.*.......................   138,630     8,708,737
                                                         -------------
                                                            28,731,090
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
         Samsung Electronics Co...............    18,250     8,798,402
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 0.1%
         Reliant Energy, Inc.*................   119,163     1,229,762
                                                         -------------
         ENTERTAINMENT & LEISURE - 0.9%
         Scientific Games Corp. - Class A*(a).   254,850     6,952,308
                                                         -------------
         FINANCIALS-DIVERSIFIED - 6.5%
         American Express Co..................    80,960     4,166,202
         Chicago Mercantile Exchange
           Holdings, Inc......................    13,640     5,012,564
         Citigroup, Inc.......................   191,930     9,314,363
         Deutsche Boerse AG...................    99,985    10,252,576
         MBIA, Inc............................   136,180     8,192,589
         Merrill Lynch & Co., Inc.............    93,040     6,301,599
         UBS AG...............................    80,230     7,633,542
                                                         -------------
                                                            50,873,435
                                                         -------------
         FINANCIAL SERVICES - 3.7%
         Credit Saison Co., Ltd...............   207,900    10,355,774
         Mitsubishi UFJ Securities Co., Ltd...   474,000     5,885,412
         Mizuho Financial Group, Inc..........     1,584    12,517,017
                                                         -------------
                                                            28,758,203
                                                         -------------
         FOOD & DRUG RETAILING - 3.9%
         Sysco Corp...........................   211,440     6,565,212
         Whole Foods Market, Inc..............   308,740    23,893,389
                                                         -------------
                                                            30,458,601
                                                         -------------

          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ---------------------------------------------------------------

          HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
          Dade Behring Holdings, Inc........... 176,190 $    7,204,409
          Intuitive Surgical, Inc.*(a).........  91,980     10,786,495
          Medtronic, Inc....................... 156,230      8,994,161
          Varian Medical Systems, Inc.*........ 288,130     14,504,464
                                                        --------------
                                                            41,489,529
                                                        --------------
          HEALTH CARE PROVIDERS & SERVICES - 6.1%
          Coventry Health Care, Inc.*.......... 208,652     11,884,818
          Manor Care, Inc...................... 114,995      4,573,351
          Neurocrine Biosciences, Inc.*(a)..... 225,915     14,171,648
          UnitedHealth Group, Inc.............. 279,820     17,388,015
                                                        --------------
                                                            48,017,832
                                                        --------------
          HOMEBUILDERS - 0.5%
          Pulte Corp...........................  97,870      3,852,163
                                                        --------------
          HOTELS, RESTAURANTS & LEISURE - 1.6%
          Four Seasons Hotels, Inc.(a)......... 260,665     12,968,084
                                                        --------------
          HOUSEHOLD DURABLES - 0.5%
          Harman International Industries, Inc.  41,040      4,015,764
                                                        --------------
          HOUSEHOLD PRODUCTS - 1.7%
          Procter & Gamble Co.................. 140,430      8,128,089
          Reckitt Benckiser Plc................ 165,812      5,465,678
                                                        --------------
                                                            13,593,767
                                                        --------------
          INSURANCE - 0.8%
          American International Group, Inc....  89,295      6,092,598
                                                        --------------
          INTERNET & CATALOG RETAIL - 0.1%
          Blue Nile, Inc.*(a)..................  15,350        618,758
                                                        --------------
          INTERNET SOFTWARE & SERVICES - 6.3%
          eBay, Inc.*.......................... 197,990      8,563,067
          Google, Inc.*........................  21,115      8,759,769
          Juniper Networks, Inc.*.............. 304,450      6,789,235
          Yahoo!, Inc.*........................ 658,115     25,784,946
                                                        --------------
                                                            49,897,017
                                                        --------------
          MEDIA - 0.6%
          Dow Jones & Co., Inc.(a)............. 136,710      4,851,838
                                                        --------------
          OIL & GAS - 2.7%
          Apache Corp.......................... 113,925      7,806,141
          EOG Resources, Inc...................  80,140      5,879,872
          Exxon Mobil Corp..................... 107,355      6,030,130
          Transocean, Inc.*....................  17,500      1,219,575
                                                        --------------
                                                            20,935,718
                                                        --------------
          PHARMACEUTICALS - 16.5%
          Alcon, Inc........................... 105,655     13,692,888
          Alexion Pharmaceuticals, Inc.*(a).... 152,370      3,085,493
          Caremark Rx, Inc.*................... 151,430      7,842,560
          Celgene Corp.*(a).................... 463,750     30,051,000
          Genentech, Inc.*..................... 121,410     11,230,425
          Merck & Co., Inc..................... 325,530     10,355,109
          Roche Holding AG..................... 148,001     22,208,354

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         -------------------------------------------------------------

         PHARMACEUTICALS - CONTINUED
         Sanofi-Synthelabo S.A...............    73,576 $    6,448,142
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)..........................   402,995     17,332,815
         United Therapeutics Corp.*(a).......   100,335      6,935,155
                                                        --------------
                                                           129,181,941
                                                        --------------
         RETAIL-MULTILINE - 1.0%
         Nordstrom, Inc......................   209,635      7,840,349
                                                        --------------
         RETAIL-SPECIALTY - 2.3%
         Coach, Inc.*........................   150,190      5,007,335
         Tiffany & Co.(a)....................   227,225      8,700,445
         Urban Outfitters, Inc.*(a)..........   167,330      4,235,122
                                                        --------------
                                                            17,942,902
                                                        --------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.2%
         Cypress Semiconductor Corp.*(a).....   243,520      3,470,160
         KLA-Tencor Corp.....................   127,600      6,294,508
                                                        --------------
                                                             9,764,668
                                                        --------------
         SOFTWARE - 10.1%
         Adobe Systems, Inc..................   386,220     14,274,691
         Citrix Systems, Inc.*...............   148,695      4,279,442
         Electronic Arts, Inc.*..............   165,500      8,657,305
         EMC Corp.*..........................   527,365      7,182,711
         Mercury Interactive Corp.*(a).......   177,280      4,926,611
         Microsoft Corp......................   383,985     10,041,208
         NAVTEQ Corp.*.......................   233,195     10,230,265
         Oracle Corp.*.......................   508,000      6,202,680
         SAP AG (ADR)........................   295,680     13,326,298
                                                        --------------
                                                            79,121,211
                                                        --------------
         TELECOMMUNICATION SERVICES-DIVERSIFIED - 1.4%
         Cisco Systems, Inc.*................   629,115     10,770,449
                                                        --------------
         TELECOMMUNICATION SERVICES-WIRELESS - 2.4%
         China Mobile (Hong Kong), Ltd....... 1,240,000      5,833,550
         China Mobile (Hong Kong), Ltd.
           (ADR)(a)..........................    21,000        504,840
         Crown Castle International Corp.*...   280,585      7,550,542
         QUALCOMM, Inc.......................   114,025      4,912,197
                                                        --------------
                                                            18,801,129
                                                        --------------

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 2.0%
      NIKE, Inc. - Class B.....................     110,125 $   9,557,749
      Quiksilver, Inc.*(a).....................     455,620     6,305,781
                                                            -------------
                                                               15,863,530
                                                            -------------
      TRANSPORTATION - 1.0%
      C.H. Robinson Worldwide, Inc.............     219,190     8,116,606
                                                            -------------
      U.S. GOVERNMENT AGENCY - 1.0%
      Federal National Mortgage Association....     158,345     7,728,819
                                                            -------------
      Total Common Stocks (Cost $ 618,648,056)                740,245,669
                                                            -------------
      SHORT-TERM INVESTMENTS - 16.8%
      Federal Home Loan Bank Discount Note,
        3.400%, due 01/03/06................... $ 5,400,000     5,398,980
      UBS Finance, Inc.,
        3.750%, due 01/03/06...................  39,400,000    39,391,792
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  86,643,020    86,643,020
                                                            -------------
      Total Short-Term Investments
      (Cost $ 131,433,792)                                    131,433,792
                                                            -------------

      TOTAL INVESTMENTS - 111.1%
      (Cost $ 750,081,848)                                    871,679,461

      Other Assets and Liabilities (net) - (11.1%)            (87,083,805)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 784,595,656
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 95.5%
       ADVERTISING - 3.2%
       Dex Media, Inc............................. 375,600 $  10,175,004
                                                           -------------
       AIRLINES - 1.2%
       Southwest Airlines Co...................... 235,800     3,874,194
                                                           -------------
       BANKS - 3.6%
       AmSouth Bancorporation..................... 132,700     3,478,067
       City National Corp.........................  44,100     3,194,604
       Hudson City Bancorp, Inc................... 413,600     5,012,832
                                                           -------------
                                                              11,685,503
                                                           -------------
       BEVERAGES - 2.1%
       Pepsi Bottling Group, Inc.................. 231,800     6,631,798
                                                           -------------
       BUILDING MATERIALS - 2.1%
       Louisiana-Pacific Corp..................... 241,500     6,634,005
                                                           -------------
       CHEMICALS - 4.6%
       Cabot Corp................................. 200,900     7,192,220
       Celanese Corp.............................. 230,800     4,412,896
       Rohm and Haas Co...........................  63,600     3,079,512
                                                           -------------
                                                              14,684,628
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 13.9%
       ARAMARK Corp. - Class B.................... 315,900     8,775,702
       CDW Corp...................................  84,200     4,847,394
       DST Systems, Inc.*.........................  65,100     3,900,141
       Expedia, Inc.*............................. 310,600     7,441,976
       GTECH Holdings Corp........................  99,700     3,164,478
       Republic Services, Inc..................... 134,300     5,042,965
       Service Corporation International.......... 667,100     5,456,878
       Temple-Inland, Inc......................... 138,000     6,189,300
                                                           -------------
                                                              44,818,834
                                                           -------------
       COMPUTERS & PERIPHERALS - 2.0%
       Ingram Micro, Inc.*........................ 328,900     6,554,977
                                                           -------------
       CONTAINERS & PACKAGING - 2.8%
       Ball Corp.................................. 137,200     5,449,584
       Pactiv Corp.*.............................. 165,600     3,643,200
                                                           -------------
                                                               9,092,784
                                                           -------------
       ELECTRONICS - 4.7%
       Arrow Electronics, Inc.*................... 153,700     4,923,011
       Flextronics International, Ltd.*........... 156,100     1,629,684
       Solectron Corp.*........................... 585,400     2,142,564
       Vishay Intertechnology, Inc................ 468,400     6,445,184
                                                           -------------
                                                              15,140,443
                                                           -------------
       FINANCIALS - DIVERSIFIED - 2.6%
       Federated Investors, Inc. - Class B........  90,600     3,355,824
       Mellon Financial Corp...................... 148,200     5,075,850
                                                           -------------
                                                               8,431,674
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
       Laboratory Corporation of America Holdings* 128,700     6,930,495
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 1.8%
        Triad Hospitals, Inc.*.................... 148,900 $   5,841,347
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 2.6%
        Brinker International, Inc................  74,900     2,895,634
        Royal Caribbean Cruises, Ltd.............. 121,800     5,488,308
                                                           -------------
                                                               8,383,942
                                                           -------------
        HOUSEHOLD DURABLES - 1.8%
        Stanley Works (The)....................... 121,600     5,841,664
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.9%
        Fortune Brands, Inc.......................  77,900     6,077,758
                                                           -------------
        INSURANCE - 10.2%
        Jefferson-Pilot Corp...................... 119,000     6,774,670
        MGIC Investment Corp......................  72,100     4,745,622
        PartnerRe, Ltd............................  78,100     5,128,827
        Protective Life Corp...................... 191,800     8,395,086
        RenaissanceRe Holdings, Ltd...............  77,000     3,396,470
        Willis Group Holdings, Ltd................ 116,900     4,318,286
                                                           -------------
                                                              32,758,961
                                                           -------------
        MACHINERY - 2.2%
        Dover Corp................................ 178,000     7,207,220
                                                           -------------
        MEDIA - 4.0%
        Belo Corp................................. 252,300     5,401,743
        Westwood One, Inc......................... 461,900     7,528,970
                                                           -------------
                                                              12,930,713
                                                           -------------
        OIL & GAS - 5.9%
        Baker Hughes, Inc.........................  61,300     3,725,814
        BJ Services Co............................  99,600     3,652,332
        GlobalSantaFe Corp........................  78,200     3,765,330
        Williams Companies, Inc................... 333,700     7,731,829
                                                           -------------
                                                              18,875,305
                                                           -------------
        REAL ESTATE - 1.9%
        Health Care Property Investors, Inc.(REIT) 123,100     3,146,436
        Trizec Properties, Inc. (REIT)............ 135,100     3,096,492
                                                           -------------
                                                               6,242,928
                                                           -------------
        RETAIL - MULTILINE - 1.1%
        Sears Holdings Corp.*.....................  29,900     3,454,347
                                                           -------------
        RETAIL - SPECIALTY - 5.4%
        Dollar Tree Stores, Inc.*................. 284,700     6,815,718
        Foot Locker, Inc.......................... 158,300     3,734,297
        Liz Claiborne, Inc........................ 191,000     6,841,620
                                                           -------------
                                                              17,391,635
                                                           -------------
        SOFTWARE - 1.7%
        BEA Systems, Inc.*........................ 575,500     5,409,700
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.4%
        Alltel Corp...............................  70,000     4,417,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                               SHARES/        VALUE
        DESCRIPTION                           PAR AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
        Avaya, Inc.*.........................     857,200 $   9,146,324
        Citizens Communications Co...........     580,500     7,099,515
                                                          -------------
                                                             20,662,839
                                                          -------------
        TRANSPORTATION - 3.7%
        Laidlaw International, Inc...........     302,200     7,020,106
        Norfolk Southern Corp................     112,000     5,020,960
                                                          -------------
                                                             12,041,066
                                                          -------------
        Total Common Stocks
        (Cost $302,312,160)                                 307,773,764
                                                          -------------

        SHORT-TERM INVESTMENTS - 5.4%
        Repurchase Agreement, dated 12/30/05
          at 2.800% to be repurchased at
          $17,389,408 on 01/03/06
          collateralized by $17,645,000 FHLMC
          Bond (Cost $17,384,000)............ $17,384,000 $  17,384,000
                                                          -------------

        TOTAL INVESTMENT - 100.9%
        (Cost $ 319,696,160)                                325,157,764

        Other Assets and Liabilities (net) - (0.9%)          (3,057,831)
                                                          -------------

        TOTAL NET ASSETS - 100.0%                         $ 322,099,933
                                                          =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLMC - Federal Home Loan Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                          VALUE
           DESCRIPTION                              SHARES  (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 95.9%
           BUILDING PRODUCTS - 5.0%
           Beazer Homes USA, Inc...................    800 $   58,272
           Centex Corp.............................  1,800    128,682
           Masco Corp..............................  1,250     37,738
           Pulte Homes, Inc........................  3,100    122,016
           Ryland Group, Inc. (The)................    800     57,704
                                                           ----------
                                                              404,412
                                                           ----------
           COMMERCIAL SERVICES & SUPPLIES - 1.7%
           Waste Management, Inc...................  4,400    133,540
                                                           ----------
           COMMUNICATIONS EQUIPMENT - 1.0%
           Cisco Systems, Inc.*....................  4,800     82,176
                                                           ----------
           COMPUTERS & PERIPHERALS - 4.0%
           Dell, Inc.*.............................  2,250     67,478
           Hewlett-Packard Co......................  2,200     62,986
           International Business Machines Corp....  1,175     96,585
           Seagate Technology*.....................  4,900     97,951
                                                           ----------
                                                              325,000
                                                           ----------
           ELECTRIC UTILITIES - 4.0%
           AES Corp.*.............................. 20,325    321,745
                                                           ----------
           FINANCIAL - DIVERSIFIED - 10.3%
           Capital One Financial Corp..............  1,775    153,360
           Citigroup, Inc..........................  4,000    194,120
           Countrywide Financial Corp..............  5,600    191,464
           JPMorgan Chase & Co.....................  7,400    293,706
                                                           ----------
                                                              832,650
                                                           ----------
           HEALTH CARE PROVIDERS & SERVICES - 14.0%
           Aetna, Inc..............................  2,700    254,637
           Health Net, Inc.*.......................  4,000    206,200
           McKesson Corp...........................  4,400    226,996
           UnitedHealth Group, Inc.................  7,125    442,747
                                                           ----------
                                                            1,130,580
                                                           ----------
           HOTELS, RESTAURANTS & LEISURE - 2.2%
           Expedia, Inc.*..........................  7,300    174,908
                                                           ----------
           INDUSTRIAL CONGLOMERATES - 5.1%
           Tyco International, Ltd................. 14,200    409,812
                                                           ----------
           INSURANCE - 3.5%
           MGIC Investment Corp....................  2,000    131,640
           St. Paul Travelers Cos., Inc............  3,300    147,411
                                                           ----------
                                                              279,051
                                                           ----------
           INTERNET & CATALOG RETAIL - 5.4%
           Amazon.com, Inc.*.......................  9,175    432,601
                                                           ----------

           INTERNET SOFTWARE & SERVICES - 12.3%
           eBay, Inc.*.............................  6,150    265,988
           Google, Inc. - Class A*.................    825    342,259

       ------------------------------------------------------------------
       SECURITY                                    SHARES/PAR   VALUE
       DESCRIPTION                                   AMOUNT    (NOTE 2)
       ------------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES - CONTINUED
       IAC/InterActiveCorp*.......................     6,700  $  189,677
       Yahoo!, Inc.*..............................     4,900     191,982
                                                              ----------
                                                                 989,906
                                                              ----------
       LEISURE EQUIPMENT & PRODUCTS - 2.6%
       Eastman Kodak Co...........................     9,100     212,940
                                                              ----------
       MEDIA - 5.5%
       DIRECTV Group, Inc. (The)*.................    11,300     159,556
       Time Warner, Inc...........................     8,300     144,752
       WPP Group Plc..............................    12,700     137,302
                                                              ----------
                                                                 441,610
                                                              ----------
       PHARMACEUTICALS - 1.3%
       Pfizer, Inc................................     4,500     104,940
                                                              ----------
       RETAIL - MULTILINE - 2.6%
       Sears Holdings Corp.*......................     1,800     207,954
                                                              ----------
       RETAIL - SPECIALTY - 2.0%
       Home Depot, Inc. (The).....................     3,950     159,896
                                                              ----------
       SOFTWARE - 4.1%
       Computer Associates International, Inc.....     1,500      42,285
       Electronic Arts, Inc.*.....................     3,200     167,392
       Intuit, Inc.*..............................     2,350     125,255
                                                              ----------
                                                                 334,932
                                                              ----------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 9.3%
       Qwest Communications International, Inc.*..    44,000     248,600
       Sprint Nextel Corp.........................    21,300     497,568
                                                              ----------
                                                                 746,168
                                                              ----------
       Total Common Stocks (Cost $7,569,845)                   7,724,821
                                                              ----------

       SHORT-TERM INVESTMENT - 12.3%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05, at 1.03% to be
         repurchased at $994,144 on 01/03/06
         collateralized by $1,020,000 FHLB 3.875%
         due 09/14/07 with a value of $1,017,453
         (Cost - $994,000)........................  $994,000  $  994,000
                                                              ----------

       TOTAL INVESTMENTS - 108.2%
       (Cost $8,563,845)                                       8,718,821

       Other Assets and Liabilities (net) - (8.2%)              (660,399)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $8,058,422
                                                              ==========

* Non-income producing security.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                PAR       VALUE
          DESCRIPTION                            AMOUNT    (NOTE 2)
          -----------------------------------------------------------

          DOMESTIC BONDS & DEBT SECURITIES - 24.4%
          AUTO COMPONENTS - 0.5%
          Cooper Standard Automotive
            8.375%, due 12/15/14............... $100,000 $     76,500
          Dana Corp. 5.850%, due 01/15/15......  150,000      107,250
          Hertz Corp.
            8.875%, due 01/01/14 (144A)(a).....  100,000      102,375
          Stanadyne Corp. 10.000%, due 08/15/14   75,000       72,375
                                                         ------------
                                                              358,500
                                                         ------------
          CHEMICALS - 0.6%
          Crompton Corp. 9.875%, due 08/01/12..  125,000      143,281
          Equistar Chemicals LP
            7.550%, due 02/15/26...............  200,000      190,750
          Nalco Co. 8.875%, due 11/15/13.......  100,000      105,250
                                                         ------------
                                                              439,281
                                                         ------------
          COMMERCIAL SERVICES & SUPPLIES - 0.2%
          Iron Mountain, Inc.
            6.625%, due 01/01/16...............  150,000      140,250
                                                         ------------
          CONTAINERS & PACKAGING - 0.6%
          Crown Cork & Seal, Inc.
            7.375%, due 12/15/26...............  150,000      138,000
          Rayovac Corp. 8.500%, due 10/01/13...  150,000      131,625
          Stone Container Finance Co.
            7.375%, due 07/15/14...............  150,000      137,250
                                                         ------------
                                                              406,875
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.4%
          Dynegy Holdings, Inc.
            6.875%, due 04/01/11...............  150,000      148,500
          Hornbeck Offshore Services, Inc.
            6.125%, due 12/01/14...............  150,000      147,000
                                                         ------------
                                                              295,500
                                                         ------------
          FINANCIALS - DIVERSIFIED - 1.0%
          Ford Motor Credit Co.
            7.375%, due 10/28/09...............  300,000      266,278
          General Motors Acceptance Corp.
            7.250%, due 03/02/11...............  525,000      483,050
                                                         ------------
                                                              749,328
                                                         ------------
          FOOD & DRUG RETAILING - 0.6%
          Rite Aid Corp. 8.125%, due 05/01/10..  125,000      127,813
          Stater Brothers Holdings, Inc.
            8.125%, due 06/15/12...............  300,000      298,500
                                                         ------------
                                                              426,313
                                                         ------------
          FOOD PRODUCTS - 0.1%
          Chiquita Brands International, Inc.
            7.500%, due 11/01/14...............  110,000       97,350
                                                         ------------

         --------------------------------------------------------------
         SECURITY                                   PAR       VALUE
         DESCRIPTION                               AMOUNT    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 0.8%
         Ameripath, Inc. 10.500%, due 04/01/13... $ 75,000 $     79,875
         DaVita, Inc. 7.250%, due 03/15/15.......  125,000      127,188
         Tenet Healthcare Corp.
           9.875%, due 07/01/14..................  125,000      127,187
          9.250%, due 02/01/15 (144A)(a).........  250,000      249,375
                                                           ------------
                                                                583,625
                                                           ------------
         HOTELS, RESTAURANTS & LEISURE - 1.5%
         Hard Rock Hotel, Inc.
           8.875%, due 06/01/13..................  100,000      108,250
         Hilton Hotels Corp. 3.375%, due 04/15/23  150,000      177,187
         Landry's Restaurants, Inc.
           7.500%, due 12/15/14..................  200,000      188,000
         LCE Holdings, Inc. 9.000%, due 08/01/14.  350,000      355,250
         River Rock Entertainment Authority
           9.750%, due 11/01/11..................   50,000       54,125
         Wynn Las Vegas LLC 6.625%, due
           12/01/14..............................  200,000      195,500
                                                           ------------
                                                              1,078,312
                                                           ------------
         INDUSTRIAL CONGLOMERATES - 0.4%
         Allied Waste North America, Inc.
           6.125%, due 02/15/14..................  200,000      189,500
         Park-Ohio Industries, Inc.
           8.375%, due 11/15/14..................  125,000      110,000
                                                           ------------
                                                                299,500
                                                           ------------
         MEDIA - 0.9%
         Gaylord Entertainment Co.
           8.000%, due 11/15/13..................  175,000      184,187
         Mediacom LLC
           9.500%, due 01/15/13..................  160,000      157,000
          8.500%, due 10/15/15 (144A)(a).........  300,000      279,375
                                                           ------------
                                                                620,562
                                                           ------------
         METALS & MINING - 0.4%
         Allegheny Ludlum Corp.
           6.950%, due 12/15/25..................  120,000      118,200
         Novelis, Inc. 7.250%, due 02/15/15
           (144A)(a).............................  200,000      187,500
                                                           ------------
                                                                305,700
                                                           ------------
         OIL & GAS - 1.8%
         Colorado Interstate Gas Co.
           6.800%, due 11/15/15 (144A)(a)........  200,000      205,355
         El Paso Corp. 7.000%, due 05/15/11......  700,000      698,250
         Foundation Pennsylvania Coal Co.
           7.250%, due 08/01/14..................  100,000      103,875
         Kerr-McGee Corp. 6.950%, due 07/01/24...   50,000       53,284
         Williams Cos., Inc. (The)
           7.875%, due 09/01/21..................  225,000      244,688
                                                           ------------
                                                              1,305,452
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                    PAR        VALUE
        DESCRIPTION                                AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 0.5%
        Bowater, Inc. 6.500%, due 06/15/13...... $  225,000 $    202,500
        Buckeye Technologies, Inc.
          8.000%, due 10/15/10..................    125,000      119,375
                                                            ------------
                                                                 321,875
                                                            ------------
        PHARMACEUTICALS - 0.6%
        Mylan Laboratories, Inc.
          6.375%, due 08/15/15 (144A)(a)........    200,000      201,250
        Warner Chilcott Corp.
          8.750%, due 02/01/15 (144A)(a)........    225,000      208,125
                                                            ------------
                                                                 409,375
                                                            ------------
        REAL ESTATE - 0.4%
        Host Marriott LP, (REIT)
          6.375%, due 03/15/15..................    300,000      300,750
                                                            ------------
        SOFTWARE - 0.3%
        Sungard Data Systems, Inc.
          9.125%, due 08/15/13 (144A)(a)........    175,000      182,000
                                                            ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
        Cincinnati Bell, Inc. 7.000%, due
          02/15/15..............................    600,000      591,000
        Lucent Technologies, Inc. 6.500%, due
          01/15/28..............................    150,000      126,750
        Qwest Capital Funding, Inc.
          7.900%, due 08/15/10..................    600,000      624,000
        Qwest Communications International, Inc.
          3.500%, due 11/15/25..................    175,000      203,656
        Syniverse Technologies, Inc.
          7.750%, due 08/15/13..................    250,000      253,125
                                                            ------------
                                                               1,798,531
                                                            ------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.4%
        Elizabeth Arden, Inc. 7.750%, due
          01/15/14..............................    200,000      203,000
        Invista, Inc. 9.250%, due 05/01/12
          (144A)(a).............................    100,000      107,250
                                                            ------------
                                                                 310,250
                                                            ------------
        U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.9%
        Federal Home Loan Mortgage Corp.
          5.750%, due 04/15/08..................  2,000,000    2,044,152
        Federal National Mortgage Association
          6.000%, due 02/01/34..................  1,186,553    1,199,312
         6.000%, due 08/01/34...................    336,990      340,614
         5.500%, due 11/01/34...................    397,019      393,636
         6.000%, due 02/01/35...................    443,746      448,081
         6.500%, due 07/01/35...................    477,742      490,270
         6.000%, due 12/01/35...................    500,000      504,895
        U.S. Treasury Note 5.000%, due
          02/15/11..............................  1,700,000    1,751,466
                                                            ------------
                                                               7,172,426
                                                            ------------
        Total Domestic Bonds & Debt Securities
        (Cost $17,680,954)                                    17,601,755
                                                            ------------

       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       CONVERTIBLE BONDS - 3.1%
       AEROSPACE & DEFENSE - 0.2%
       Armor Holdings, Inc.,
         2.000%/ 2.000%, due 11/01/24(b)........  $150,000  $    149,063
                                                            ------------
       BIOTECHNOLOGY - 0.2%
       Fisher Scientific International, Inc.
         2.500%, due 10/01/23...................   100,000       139,750
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 0.3%
       DST Sys, Inc.
         4.125%, due 08/15/23...................   150,000       199,500
                                                            ------------
       COMPUTERS & PERIPHERALS - 0.1%
       EMC Corp. 4.500%, due 04/01/07...........   100,000       104,500
                                                            ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
       EDO Corp. 4.000%, due 11/15/25...........   200,000       203,750
                                                            ------------
       HOTELS, RESTAURANTS & LEISURE - 0.2%
       International Game Technology
         0.857%, due 01/29/33+..................   200,000       134,250
                                                            ------------
       MACHINERY - 0.3%
       AGCO Corp. 1.750%, due 12/31/33..........   200,000       188,250
                                                            ------------
       MEDIA - 0.1%
       Liberty Media Corp.
         3.250%, due 03/15/31...................   125,000        94,844
                                                            ------------
       METALS & MINING - 0.2%
       Placer Dome, Inc. 2.750%, due
         10/15/23...............................   150,000       185,437
                                                            ------------
       OIL & GAS - 0.4%
       Hanover Compressor Co.
         4.750%, due 01/15/14...................   250,000       286,250
                                                            ------------
       PHARMACEUTICALS - 0.3%
       MGI Pharma, Inc.,
         1.682%/ 0.000%, due 03/02/24(b)........   200,000       123,500
       Watson Pharmaceuticals, Inc.
         1.750%, due 03/15/23...................    75,000        71,812
                                                            ------------
                                                                 195,312
                                                            ------------
       ROAD & RAIL - 0.4%
       CSX Corp. 0.507%, due 10/30/21+..........   300,000       288,000
                                                            ------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Cypress Semiconductor Corp.
         1.250%, due 06/15/08...................    45,000        51,187
       LSI Logic Corp. 4.000%, due 05/15/10.....    50,000        48,188
                                                            ------------
                                                                  99,375
                                                            ------------
       Total Convertible Bonds (Cost $2,305,818)               2,268,281
                                                            ------------

       COMMON STOCKS - 67.8%
       AUTO COMPONENTS - 0.8%
       Dana Corp................................    82,100       589,478
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

           ------------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ------------------------------------------------------------

           CHEMICALS - 8.0%
           Chemtura Corp.......................  76,800 $    975,360
           Dow Chemical Co.....................  28,500    1,248,870
           Eastman Chemical Co.................  32,500    1,676,675
           Monsanto Co.........................  16,700    1,294,751
           Mosaic Co.*.........................  41,200      602,756
                                                        ------------
                                                           5,798,412
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.0%
           R.R. Donnelley & Son Co.............  42,200    1,443,662
           The ServiceMaster Co................ 118,900    1,420,855
                                                        ------------
                                                           2,864,517
                                                        ------------
           COMMUNICATIONS EQUIPMENT - 0.7%
           Avaya, Inc.*........................  46,621      497,446
                                                        ------------
           CONTAINERS & PACKAGING - 1.0%
           Ball Corp...........................  17,800      707,016
                                                        ------------
           ENERGY EQUIPMENT & SERVICES - 3.1%
           GlobalSantaFe Corp..................  18,300      881,145
           Halliburton Co......................  21,800    1,350,728
                                                        ------------
                                                           2,231,873
                                                        ------------
           FOOD & DRUG RETAILING - 3.7%
           H.J. Heinz Co.......................  44,000    1,483,680
           Kellogg Co..........................  28,300    1,223,126
                                                        ------------
                                                           2,706,806
                                                        ------------
           HOTELS, RESTAURANTS & LEISURE - 1.1%
           McDonald's Corp.....................  24,000      809,280
                                                        ------------
           HOUSEHOLD DURABLES - 5.9%
           Newell Rubbermaid, Inc..............  60,100    1,429,178
           Snap-On, Inc........................  31,000    1,164,360
           Tupperware Corp.....................  72,800    1,630,720
                                                        ------------
                                                           4,224,258
                                                        ------------
           INDUSTRIAL CONGLOMERATES - 1.0%
           Hubbell, Inc. - Class B.............  15,400      694,848
                                                        ------------
           INSURANCE - 5.8%
           ACE, Ltd............................  20,000    1,068,800
           Allstate Corp. (The)................   4,400      237,908
           Max Re Capital, Ltd.................   5,100      132,447
           PartnerRe, Ltd......................  11,000      722,370
           SAFECO Corp.........................  14,000      791,000
           XL Capital, Ltd. - Class A..........  18,400    1,239,792
                                                        ------------
                                                           4,192,317
                                                        ------------
           MACHINERY - 3.6%
           CNH Global N.V......................   5,200       96,408
           Cummins, Inc........................   9,100      816,543
           Ingersoll-Rand Co. - Class A........  17,400      702,438
           Timken Co...........................  30,100      963,802
                                                        ------------
                                                           2,579,191
                                                        ------------
           MEDIA - 2.0%
           Clear Channel Communications, Inc...  45,500    1,430,975
                                                        ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - 0.2%
        Metal Management, Inc......................  4,800 $    111,648
                                                           ------------
        OIL & GAS - 4.4%
        ChevronTexaco Corp......................... 21,800    1,237,586
        EOG Resources, Inc.........................  7,100      520,927
        NiSource, Inc.............................. 69,500    1,449,770
                                                           ------------
                                                              3,208,283
                                                           ------------
        PAPER & FOREST PRODUCTS - 3.0%
        Bowater, Inc............................... 28,600      878,592
        MeadWestvaco Corp.......................... 47,200    1,323,016
                                                           ------------
                                                              2,201,608
                                                           ------------
        PHARMACEUTICALS - 2.6%
        Bristol-Myers Squibb Co.................... 65,400    1,502,892
        Mylan Laboratories, Inc.................... 17,950      358,282
                                                           ------------
                                                              1,861,174
                                                           ------------
        REAL ESTATE - 1.8%
        Health Care Property Investors, Inc. (REIT) 31,700      810,252
        Healthcare Realty Trust, Inc. (REIT)....... 15,300      509,031
                                                           ------------
                                                              1,319,283
                                                           ------------
        RETAIL - MULTILINE - 0.9%
        Federated Department Stores, Inc...........  9,835      652,356
                                                           ------------
        RETAIL - SPECIALTY - 1.5%
        Foot Locker, Inc........................... 21,100      497,749
        OfficeMax, Inc............................. 23,100      585,816
                                                           ------------
                                                              1,083,565
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.9%
        AT&T, Inc.................................. 69,400    1,699,606
        PanAmSat Holding Corp...................... 74,300    1,820,350
                                                           ------------
                                                              3,519,956
                                                           ------------
        TRADING COMPANIES & DISTRIBUTORS - 1.6%
        Genuine Parts Co........................... 25,800    1,133,136
                                                           ------------
        UTILITIES - 6.2%
        Ameren Corp................................ 29,100    1,491,084
        Northeast Utilities........................ 78,900    1,553,541
        Puget Energy, Inc.......................... 70,100    1,431,442
                                                           ------------
                                                              4,476,067
                                                           ------------
        Total Common Stocks
        (Cost $45,435,401)                                   48,893,493
                                                           ------------
        PREFERRED STOCK - 2.5%
        ELECTRICAL EQUIPMENT - 0.6%
        CMS Energy Corp. 4.500%, due 12/31/49......  5,000      395,625
                                                           ------------
        FOOD RETAILERS - 0.1%
        Albertson's, Inc. 7.250%, due 05/16/07.....  3,500       78,925
                                                           ------------
        INSURANCE - 0.8%
        Chubb Corp. 7.000%, due 08/16/06...........  4,000      140,720

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                     SHARES/      VALUE
      DESCRIPTION                                 PAR AMOUNT   (NOTE 2)
      -------------------------------------------------------------------

      INSURANCE - CONTINUED
      Fortis Insurance 7.750%, due
        01/26/06.................................        150 $   180,938
      XL Capital, Ltd. 6.500%, due 05/15/07......     12,000     268,080
                                                             -----------
                                                                 589,738
                                                             -----------
      MEDIA - 0.5%
      Enimis Communications Corp. 6.25%,
        due 12/31/49.............................      3,000     128,643
      Interpublic Group of Co., Inc. 5.375%,
        due 12/15/06.............................      6,000     222,060
                                                             -----------
                                                                 350,703
                                                             -----------
      OIL & GAS - 0.5%
      El Paso Corp. 4.990%,
        due 12/31/49 (144A)(a)...................        240     263,310
      FPL Group, Inc. 8.000%, due 02/16/06.......      1,500      92,955
                                                             -----------
                                                                 356,265
                                                             -----------
      Total Preferred Stock
      (Cost $1,683,277)                                        1,771,256
                                                             -----------

      SHORT-TERM INVESTMENTS - 2.6%
      State Street & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.00% to
        be repurchased at $1,868,415 on
        01/03/06 collateralized by $1,915,000
        FHLB 3.875% due 09/14/07 with a
        value of $1,910,218 (Cost
        $1,868,000).............................. $1,868,000 $ 1,868,000
                                                             -----------

      TOTAL INVESTMENTS - 100.4%
      (Cost $68,973,450)                                      72,402,785

      Other Assets and Liabilities (net) - (0.4%)               (287,148)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $72,115,637
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

REIT - Real Estate Investment Trust
FHLMC - Federal Home Loan Mortgage Corporation



                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 76.3%
       AEROSPACE & DEFENSE - 1.5%
       Armor Holdings, Inc.
         8.250%, due 08/15/13.............. $   2,000,000 $     2,160,000
       DRS Technologies, Inc. 6.875%,
         due 11/01/13(b)...................     6,000,000       5,767,500
       Esterline Technologies Corp. 7.750%,
         due 06/15/13......................     3,000,000       3,150,000
       L-3 Communications Corp.
         6.125%, due 01/15/14..............     6,000,000       5,970,000
        6.375%, due 10/15/15
          (144A)(a)........................     2,725,000       2,731,813
        3.000%, due 08/01/35...............     3,500,000       3,478,125
                                                          ---------------
                                                               23,257,438
                                                          ---------------
       AUTO COMPONENTS - 1.2%
       Accuride Corp. 8.500%,
         due 02/01/15(b)...................     1,500,000       1,485,000
       Cooper Standard Automotive, Inc.
         8.375%, due 12/15/14(b)...........     4,000,000       3,060,000
       Cummins, Inc. 9.500%,
         due 12/01/10(b)...................     2,500,000       2,712,500
       Stanadyne Corp. 10.000%, due
         08/15/14..........................     2,000,000       1,930,000
       Stanadyne Holdings, Inc. 0.000%/
         12.000%, due 02/15/15++...........     2,750,000       1,402,500
       Tenneco Automotive, Inc. 8.625%,
         due 11/15/14(b)...................     3,375,000       3,206,250
       United Rentals North America, Inc.
         7.750%, due 11/15/13(b)...........     5,500,000       5,390,000
                                                          ---------------
                                                               19,186,250
                                                          ---------------
       AUTOMOTIVE LOANS - 1.8%
       Ford Motor Credit Co.
         7.375%, due 10/28/09(b)...........     8,500,000       7,544,541
        7.250%, due 10/25/11...............     3,000,000       2,594,499
       General Motors Acceptance Corp.
         7.250%, due 03/02/11..............    18,000,000      16,561,728
        6.750%, due 12/01/14(b)............     2,350,000       2,117,514
                                                          ---------------
                                                               28,818,282
                                                          ---------------
       AUTOMOBILES - 0.4%
       Hertz Corp. 8.875%,
         due 01/01/14 (144A)(a)............     3,675,000       3,762,281
       Williams Scotsman, Inc. 8.500%,
         due 10/01/15......................     1,950,000       2,028,000
                                                          ---------------
                                                                5,790,281
                                                          ---------------
       BUILDING PRODUCTS - 0.5%
       Ainsworth Lumber Co., Ltd. 7.250%,
         due 10/01/12(b)...................     6,500,000       5,882,500
       Builders Firstsource, Inc. 8.590%,
         due 02/15/12@.....................     2,600,000       2,658,500
                                                          ---------------
                                                                8,541,000
                                                          ---------------

     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     CAPITAL GOODS - DIVERSIFIED - 0.4%
     J.B. Poindexter & Co. 8.750%,
       due 03/15/14.......................... $   2,825,000 $     2,401,250
     Tyco International Group S.A., -
       Series A, Convertible 2.750%,
       due 01/15/18..........................     3,375,000       4,290,469
                                                            ---------------
                                                                  6,691,719
                                                            ---------------
     CHEMICALS - 3.0%
     Crompton Corp. 9.875%,
       due 08/01/12(b).......................     5,000,000       5,731,250
     Equistar Chemicals LP 7.550%,
       due 02/15/26(b).......................     7,115,000       6,785,931
     Hercules, Inc. 6.750%,
       due 10/15/29..........................     5,000,000       4,837,500
     Huntsman LLC 11.500%,
       due 07/15/12..........................     1,320,000       1,501,500
     IMC Global, Inc. 7.300%,
       due 01/15/28..........................       550,000         550,000
     IMC Global, Inc., - Series B 11.250%,
       due 06/01/11..........................     4,000,000       4,320,000
     Lyondell Chemical Co., - Series A
       9.625%, due 05/01/07..................     1,500,000       1,573,125
     Nalco Co. 8.875%,
       due 11/15/13(b).......................     5,500,000       5,788,750
     Nova Chemicals Corp. 6.500%,
       due 01/15/12(b).......................     3,500,000       3,408,125
     PQ Corp. 7.500%, due 02/15/13
       (144A)(a).............................     2,000,000       1,870,000
     Rhodia 8.875%, due 06/01/11(b)..........     4,000,000       4,120,000
     Rockwood Specialties Group, Inc.
       7.500%, due 11/15/14..................     4,500,000       4,505,625
     Terra Capital, Inc. 11.500%,
       due 06/01/10..........................     1,950,000       2,184,000
                                                            ---------------
                                                                 47,175,806
                                                            ---------------
     COMMERCIAL SERVICES & SUPPLIES - 0.8%
     Iron Mountain, Inc.
       8.625%, due 04/01/13..................     3,000,000       3,142,500
      7.750%, due 01/15/15(b)................     9,000,000       9,112,500
                                                            ---------------
                                                                 12,255,000
                                                            ---------------
     COMMUNICATIONS EQUIPMENT - 0.5%
     Lucent Technologies, Inc. 6.450%,
       due 03/15/29..........................     4,000,000       3,450,000
     Qwest Corp. 7.875%,
       due 09/01/11(b).......................     2,000,000       2,165,000
     Ubiquitel Operating Co. 9.875%,
       due 03/01/11..........................     2,650,000       2,948,125
                                                            ---------------
                                                                  8,563,125
                                                            ---------------

     COMPUTER SOFTWARE & PROCESSING - 0.4%
     Electronic Data Systems Corp. - Series B
       6.500%, due 08/01/13..................     5,000,000       5,146,210

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      COMPUTER SOFTWARE & PROCESSING - CONTINUED
      Unisys Corp. 8.000%,
        due 10/15/12....................... $   1,200,000 $     1,116,000
                                                          ---------------
                                                                6,262,210
                                                          ---------------
      CONSUMER PRODUCTS - 0.4%
      Rayovac Corp. 8.500%,
        due 10/01/13.......................     7,500,000       6,581,250
                                                          ---------------
      CONTAINERS & PACKAGING - 1.6%
      Crown Cork & Seal, Inc. 7.375%,
        due 12/15/26(b)....................    10,000,000       9,200,000
      Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09................     3,000,000       3,146,250
       7.750%, due 05/15/11(b).............     5,500,000       5,768,125
      Owens-Illinois, Inc. 7.500%,
        due 05/15/10(b)....................     6,000,000       6,120,000
      Stone Container Finance 7.375%,
        due 07/15/14(b)....................     2,000,000       1,830,000
                                                          ---------------
                                                               26,064,375
                                                          ---------------
      ELECTRIC SERVICES - 2.0%
      Duke Energy Co. 5.375%,
        due 01/01/09.......................     6,500,000       6,550,362
      Midwest Generation LLC 8.750%,
        due 05/01/34(b)....................     5,000,000       5,531,250
      Mission Energy Holding Co. 13.500%,
        due 07/15/08.......................     2,000,000       2,330,000
      Pacific Gas & Electric 4.800%,
        due 03/01/14.......................     2,500,000       2,440,375
      PSE&G Energy Holdings, Inc. 8.500%,
        due 06/15/11(b)....................     5,500,000       5,912,500
      Texas Genco LLC 6.875%,
        due 12/15/14 (144A)(a).............     4,000,000       4,350,000
      Virginia Electric & Power Co. 4.500%,
        due 12/15/10.......................     5,000,000       4,880,425
                                                          ---------------
                                                               31,994,912
                                                          ---------------
      ELECTRIC UTILITIES - 0.8%
      Nevada Power Co. 5.875%,
        due 01/15/15.......................     3,500,000       3,490,627
      NRG Energy, Inc. 8.000%,
        due 12/15/13.......................     4,131,000       4,626,720
      Reliant Energy, Inc. 6.750%,
        due 12/15/14(b)....................     5,400,000       4,738,500
                                                          ---------------
                                                               12,855,847
                                                          ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
      Communications & Power Industries,
        Inc. 8.000%, due 02/01/12..........     1,600,000       1,604,000
                                                          ---------------
      ENERGY EQUIPMENT & SERVICES - 0.6%
      Mirant North America LLC 7.375%,
        due 12/31/13 (144A)(a).............     2,550,000       2,591,438

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES - CONTINUED
       PPL Corp. 6.400%, due 11/01/11..... $   2,000,000 $     2,110,634
       Reliant Resources, Inc. 9.500%,
         due 07/15/13(b)..................     5,500,000       5,541,250
                                                         ---------------
                                                              10,243,322
                                                         ---------------
       ENTERTAINMENT & LEISURE - 0.2%
       Loews Cineplex Entertainment
         Acquisition Corp. 9.000%,
         due 08/01/14.....................     2,500,000       2,537,500
                                                         ---------------
       ENVIRONMENTAL SERVICES - 1.0%
       Allied Waste North America, Inc.
        5.750%, due 02/15/11..............     4,000,000       3,810,000
        7.875%, due 04/15/13(b)...........     5,000,000       5,187,500
        7.250%, due 03/15/15(b)...........     7,000,000       7,105,000
                                                         ---------------
                                                              16,102,500
                                                         ---------------
       FINANCIAL SERVICES - 0.1%
       JSG Funding 9.625%,
         due 10/01/12.....................     1,850,000       1,859,250
                                                         ---------------
       FOOD PRODUCTS - 0.9%
       Chiquita Brands International, Inc.
         7.500%, due 11/01/14(b)..........     4,150,000       3,672,750
       Dole Food Co., Inc. 8.750%,
         due 07/15/13.....................     5,000,000       5,175,000
       Land O Lakes, Inc. 9.000%,
         due 12/15/10.....................     1,900,000       2,071,000
       Le-Natures, Inc. 10.000%,
         due 06/15/13 (144A)(a)...........     1,825,000       1,925,375
       Pinnacle Foods Holding Corp.
         8.250%, due 12/01/13(b)..........     1,750,000       1,675,625
                                                         ---------------
                                                              14,519,750
                                                         ---------------
       FOOD RETAILERS - 1.2%
       Couch-Tard US LP 7.500%,
         due 12/15/13.....................     2,725,000       2,820,375
       Dominos, Inc. 8.250%,
         due 07/01/11.....................     4,183,000       4,392,150
       Ingles Markets, Inc. 8.875%,
         due 12/01/11.....................     5,000,000       5,200,000
       Stater Brothers Holdings, Inc.
         8.125%, due 06/15/12(b)..........     7,000,000       6,965,000
                                                         ---------------
                                                              19,377,525
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
       Alliance Imaging 7.250%,
         due 12/15/12.....................     3,500,000       2,931,250
       CDRV Investors, Inc. 0.000%/
         9.625%, due 01/01/15++...........     2,575,000       1,590,062
       Fresenius Med Cap Trust II 7.875%,
         due 02/01/08.....................     1,050,000       1,084,125
       Hanger Orthopedic Group, Inc.
         10.375%, due 02/15/09(b).........     5,000,000       5,025,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
        Tenet Healthcare Corp.
         7.375%, due 02/01/13............. $   7,000,000 $     6,492,500
         9.875%, due 07/01/14(b)..........     3,000,000       3,052,500
         9.250%, due 02/01/15
           (144A)(a)......................     3,500,000       3,491,250
        Vanguard Health Holding Co. II
          9.000%, due 10/01/14............     4,000,000       4,270,000
                                                         ---------------
                                                              27,936,687
                                                         ---------------
        HEALTH CARE PROVIDERS & SERVICES - 1.9%
        Ameripath, Inc. 10.500%,
          due 04/01/13....................     5,000,000       5,325,000
        Bio-Rad Laboratories, Inc. 6.125%,
          due 12/15/14....................     3,000,000       2,977,500
        DaVita, Inc. 7.250%,
          due 03/15/15(b).................     5,000,000       5,087,500
        HCA, Inc. 6.375%,
          due 01/15/15(b).................     5,500,000       5,587,087
        HealthSouth Corp. 8.375%,
          due 10/01/11....................     1,550,000       1,584,875
        National Mentor, Inc. 9.625%,
          due 12/01/12....................     2,000,000       2,100,000
        National Nephrology Associations,
          Inc. 9.000%, due 11/01/11
          (144A)(a).......................     1,500,000       1,668,750
        PacifiCare Health Systems, Inc.
          10.750%, due 06/01/09...........     1,950,000       2,091,375
        Triad Hospitals, Inc. 7.000%,
          due 11/15/13(b).................     1,700,000       1,712,750
        UnitedHealth Group, Inc. 4.875%,
          due 04/01/13(b).................     3,000,000       2,985,762
                                                         ---------------
                                                              31,120,599
                                                         ---------------
        HOMEBUILDERS - 0.4%
        Beazer Homes USA, Inc. 6.500%, due
          11/15/13(b).....................     5,000,000       4,781,250
        William Lyon Homes, Inc. 10.750%,
          due 04/01/13....................     1,150,000       1,193,125
                                                         ---------------
                                                               5,974,375
                                                         ---------------
        HOTELS, RESTAURANTS & LEISURE - 6.5%
        Boyd Gaming Corp. 8.750%,
          due 04/15/12(b).................     2,625,000       2,828,437
        Dennys Holdings, Inc. 10.000%,
          due 10/01/12(b).................     5,000,000       5,100,000
        Friendly Ice Cream Corp. 8.375%,
          due 06/15/12(b).................     3,100,000       2,774,500
        Gaylord Entertainment Co.
          8.000%, due 11/15/13............     7,500,000       7,893,750
         6.750%, due 11/15/14.............     5,000,000       4,925,000
        Hard Rock Hotel, Inc. 8.875%,
          due 06/01/13(b).................     6,000,000       6,495,000

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - CONTINUED
       Harrah's Operation Co., Inc.
         7.500%, due 01/15/09................ $   1,700,000 $   1,801,798
        5.375%, due 12/15/13(b)..............     2,000,000     1,954,648
       Host Marriott LP (REIT)
         7.000%, due 08/15/12................     6,150,000     6,334,500
        6.375%, due 03/15/15(b)..............     3,000,000     3,007,500
       Host Marriott LP (REIT), - Series G
         9.250%, due 10/01/07................     2,250,000     2,385,000
       Isle of Capri Casinos, Inc.
         9.000%, due 03/15/12................     3,000,000     3,187,500
        7.000%, due 03/01/14.................     8,000,000     7,840,000
       Landrys Restaurants, Inc. 7.500%,
         due 12/15/14(b).....................     4,500,000     4,230,000
       Las Vegas Sands Corp. 6.375%,
         due 02/15/15........................     6,000,000     5,805,000
       Mandalay Resort Group 9.375%,
         due 02/15/10(b).....................     2,000,000     2,200,000
       MGM Mirage, Inc. 6.750%,
         due 09/01/12(b).....................     8,000,000     8,150,000
       O' Charleys, Inc. 9.000%,
         due 11/01/13(b).....................     1,100,000     1,122,000
       Park Place Entertainment Corp.
         9.375%, due 02/15/07................     1,750,000     1,826,562
       Premier Entertainment Biloxi LLC
         10.750%, due 02/01/12...............     3,975,000     3,855,750
       River Rock Entertainment Authority
         9.750%, due 11/01/11................     4,800,000     5,196,000
       Scientific Games Corp. 6.250%,
         due 12/15/12(b).....................     1,750,000     1,730,313
       Station Casinos, Inc. 6.500%,
         due 02/01/14(b).....................     5,500,000     5,582,500
       Turning Stone Casino Resort Enterprise
         9.125%, due 12/15/10
         (144A)(a)...........................     2,500,000     2,587,500
       Wynn Las Vegas LLC 6.625%,
         due 12/01/14(b).....................     5,000,000     4,887,500
                                                            -------------
                                                              103,700,758
                                                            -------------
       HOUSEHOLD DURABLES - 0.3%
       Standard Pacific Corp. 7.000%,
         due 08/15/15........................     5,000,000     4,637,500
                                                            -------------
       INDUSTRIALS - 0.6%
       Navistar International Corp. 7.500%,
         due 06/15/11(b).....................     7,500,000     7,181,250
       Park Ohio Industries, Inc. 8.375%,
         due 11/15/14........................     2,500,000     2,200,000
                                                            -------------
                                                                9,381,250
                                                            -------------
       MACHINERY - 0.8%
       Dresser-Rand Group, Inc. 7.625%, due
         11/01/14 (144A)(a)..................     4,000,000     4,140,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      ----------------------------------------------------------------------
      SECURITY                                    PAR             VALUE
      DESCRIPTION                                AMOUNT          (NOTE 2)
      ----------------------------------------------------------------------

      MACHINERY - 0.8%
      Gardner Denver, Inc. 8.000%,
        due 05/01/13......................... $   3,500,000    $   3,692,500
      JLG Industries, Inc. 8.250%,
        due 05/01/08.........................     2,150,000        2,262,875
      Manitowoc Co., Inc. 7.125%,
        due 11/01/13.........................     2,500,000        2,581,250
                                                               -------------
                                                                  12,676,625
                                                               -------------
      MANUFACTURING - 0.2%
      Clarke American Corp. 11.750%,
        due 12/15/13 (144A)(a)...............     2,500,000        2,512,500
                                                               -------------
      MEDIA - 5.1%
      Allbritton Communications Co. 7.750%,
        due 12/15/12(b)......................     7,500,000        7,575,000
      AMC Entertainment, Inc. 8.000%,
        due 03/01/14(b)......................     8,000,000        7,280,000
      Carmike Cinemas, Inc. 7.500%,
        due 02/15/14(b)......................     1,700,000        1,600,125
      CCH I LLC 11.000%, due 10/01/15
        (144A)(a)............................    10,000,000        8,450,000
      Century Communications Corp., -
        Class A 9.500%,
        due 12/15/07(b)(c)...................     1,850,000        1,794,500
      Charter Communications 10.250%,
        due 09/15/10.........................     4,000,000        4,000,000
      Cinemark USA, Inc. 9.000%,
        due 02/01/13.........................     1,750,000        1,859,375
      DirecTV Holdings LLC
        8.375%, due 03/15/13(b)..............     1,625,000        1,755,000
       6.375%, due 06/15/15..................    10,000,000        9,825,000
      EchoStar DBS Corp. 6.375%,
        due 10/01/11(b)......................     6,000,000        5,805,000
      FrontierVision Operating Partners LP, -
        Series B 11.875%,
        due 09/15/07(b)(c)...................     1,000,000        1,056,250
      Globo Comunicacoes Participacao
        7.375%/ 8.375%,
        due 10/20/11 (144A)++(a).............       463,523          462,364
      Insight Communications Co., Inc.
        0.000%/ 12.250%,
        due 02/15/11++.......................     2,150,000        2,257,500
      Interpublic Group of Cos., Inc. 6.250%,
        due 11/15/14.........................     2,485,000        2,149,525
      Lin Television Corp. 6.500%,
        due 05/15/13(b)......................     2,000,000        1,927,500
      Mediacom Broadband LLC/Corp.
        8.500%, due 10/15/15
        (144A)(a)............................     4,100,000        3,818,125
      Mediacom LLC 9.500%,
        due 01/15/13(b)......................     6,500,000        6,378,125

        ---------------------------------------------------------------
        SECURITY                              PAR           VALUE
        DESCRIPTION                          AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        Paxson Communications Corp.
          10.777%, due 01/15/13
          (144A)(a)(b)@.................. $   2,000,000 $     1,932,500
        Radio One, Inc. 6.375%,
          due 02/15/13...................     2,000,000       1,952,500
        Sinclair Broadcast Group, Inc.
          8.750%, due 12/15/11...........     2,000,000       2,115,000
        Warner Music Group 7.375%,
          due 04/15/14(b)................     7,500,000       7,481,250
                                                        ---------------
                                                             81,474,639
                                                        ---------------
        METALS & MINING - 1.0%
        Allegheny Ludlum Corp. 6.950%,
          due 12/15/25(b)................     4,000,000       3,940,000
        Century Aluminum Co. 7.500%,
          due 08/15/14(b)................     3,500,000       3,465,000
        Novelis, Inc. 7.500%,
          due 02/15/15 (144A)(a).........     3,500,000       3,281,250
        Peabody Energy Corp. 5.875%,
          due 04/15/16(b)................     4,500,000       4,404,375
        Timken Co. 5.750%, due 02/15/10..     1,500,000       1,506,149
                                                        ---------------
                                                             16,596,774
                                                        ---------------
        OFFICE FURNISHINGS & SUPPLIES - 0.2%
        ACCO Brands Corp. 7.625%,
          due 08/15/15...................     4,000,000       3,790,000
                                                        ---------------
        OIL & GAS - 7.4%
        Chesapeake Energy Corp. 6.250%,
          due 01/15/18...................    10,000,000       9,850,000
        Dynegy Holdings, Inc.
         9.875%, due 07/15/10
           (144A)(a).....................     4,500,000       4,955,625
         6.875%, due 04/01/11(b).........     5,500,000       5,445,000
        El Paso Corp.
         7.000%, due 05/15/11(b).........    15,000,000      14,962,500
         7.750%, due 01/ 15/32(b)........     4,500,000       4,533,750
        Ferrellgas LP 6.750%,
          due 05/01/14...................     5,500,000       5,225,000
        Ferrellgas Partners LLP 8.750%,
          due 06/15/12...................     4,000,000       3,980,000
        Foundation Pennsylvania Coal Co.
          7.250%, due 08/01/14...........     4,000,000       4,155,000
        Grant Prideco, Inc. 6.125%,
          due 08/15/15 (144A)(a).........     3,000,000       3,007,500
        Hanover Compressor Co.
         8.625%, due 12/15/10............     3,000,000       3,187,500
         4.750%, due 01/15/14............     7,000,000       8,015,000
        Hornbeck Offshore Services, Inc.
          6.125%, due 12/01/14...........     2,500,000       2,450,000
        J Ray McDermott S.A. 11.500%, due
          12/15/13 (144A)(a).............     1,500,000       1,777,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       OIL & GAS - CONTINUED
       KCS Energy, Inc. 7.125%,
         due 04/01/12....................... $   4,850,000 $   4,862,125
       Kerr-McGee Corp. 6.950%,
         due 07/01/24.......................     6,000,000     6,394,092
       Northwest Pipeline Corp. 8.125%, due
         03/01/10...........................     1,500,000     1,597,500
       Pacific Energy Partners LP 6.250%,
         due 09/15/15 (144A)(a).............       875,000       866,250
       Pioneer Natural Resources Co., -
         Series A 7.200%, due 01/15/28......     1,510,000     1,628,191
       Pride International, Inc. 7.375%, due
         07/15/14(b)........................     1,500,000     1,616,250
       Schlumberger, Ltd. (Convertible)
         1.500%, due 06/01/23(b)............     7,500,000    10,350,000
       SEMCO Energy, Inc. 7.125%,
         due 05/15/08(b)....................     8,000,000     8,170,120
       Sonat, Inc. 7.625%,
         due 07/15/11(b)....................     1,500,000     1,533,750
       Suburban Propane Partners LP 6.875%,
         due 12/15/13(b)....................     2,525,000     2,373,500
       Williams Cos, Inc. 7.875%,
         due 09/01/21(b)....................     7,000,000     7,612,500
                                                           -------------
                                                             118,548,653
                                                           -------------
       OIL & GAS EXPLORATION & PRODUCTION - 1.9%
       El Paso Production Holding Co.
         7.750%, due 06/01/13...............     3,000,000     3,127,500
       EXCO Resources, Inc. 7.250%,
         due 01/15/11.......................     1,325,000     1,351,500
       Forest Oil Corp. 8.000%,
         due 06/15/08.......................     1,500,000     1,571,250
       Harvest Operations Corp. 7.875%,
         due 10/15/11.......................     1,500,000     1,500,000
       Houston Exploration Co. 7.000%,
         due 06/15/13.......................     5,500,000     5,307,500
       Markwest Energy 6.875%,
         due 11/01/14 (144A)(a).............     5,000,000     4,625,000
       Massey Energy Co. 6.875%,
         due 12/15/13 (144A)(a).............     2,975,000     3,015,906
       Pogo Producing Co. 6.625%,
         due 03/15/15.......................     5,500,000     5,390,000
       Range Resources Corp. 7.375%,
         due 07/15/13.......................     2,575,000     2,678,000
       Williams Clayton Energy, Inc. 7.750%,
         due 08/01/13.......................     1,175,000     1,133,875
                                                           -------------
                                                              29,700,531
                                                           -------------
       PAPER & FOREST PRODUCTS - 2.3%
       Abitibi-Consolidated, Inc.
         (Yankee) 8.550%,
         due 08/01/10(b)....................     1,902,000     1,935,285

        -------------------------------------------------------------------
        SECURITY                                 PAR          VALUE
        DESCRIPTION                             AMOUNT       (NOTE 2)
        -------------------------------------------------------------------

        PAPER & FOREST PRODUCTS - CONTINUED
        Boise Cascade LLC 7.125%,
          due 10/15/14(b)................... $   2,500,000 $   2,343,750
        Bowater, Inc.
         9.500%, due 10/15/12...............     4,000,000     4,140,000
         6.500%, due 06/15/13(b)............     4,000,000     3,600,000
        Buckeye Technologies, Inc. 8.000%,
          due 10/15/10(b)...................     5,400,000     5,157,000
        Graham Packaging Co. 8.500%,
          due 10/15/12(b)...................     4,200,000     4,158,000
        Jefferson Smurfit Corp.
         8.250%, due 10/01/12...............     1,750,000     1,688,750
         7.500%, due 06/01/13...............     2,500,000     2,312,500
        Longview Fibre Co. 10.000%,
          due 01/15/09......................     1,500,000     1,582,500
        Norske Skog Canada 7.375%,
          due 03/01/14(b)...................     6,500,000     5,720,000
        Tembec Industries, Inc. 7.750%, due
          03/15/12(b).......................     2,000,000     1,080,000
        Tembec Industries, Inc., (Yankee)
          8.625%, due 06/30/09..............     4,000,000     2,300,000
                                                           -------------
                                                              36,017,785
                                                           -------------
        PERSONAL PRODUCTS - 0.9%
        Elizabeth Arden, Inc. 7.750%,
          due 01/15/14......................     8,500,000     8,627,500
        Playtex Products, Inc. 9.375%,
          due 06/01/11(b)...................     5,000,000     5,262,500
                                                           -------------
                                                              13,890,000
                                                           -------------
        PHARMACEUTICALS - 1.5%
        Alpharma, Inc. 8.625%,
          due 05/01/11......................     6,750,000     7,365,937
        Mylan Laboratories, Inc. 6.375%, due
          08/15/15 (144A)(a)................     6,500,000     6,540,625
        Omnicare, Inc. 6.875%,
          due 12/15/15(b)...................     1,775,000     1,810,500
        Warner Chilcott Corp. 8.750%, due
          02/01/15 (144A)(a)................     8,500,000     7,862,500
                                                           -------------
                                                              23,579,562
                                                           -------------

        PUBLISHING - 0.8%
        Dex Media West Series B 9.875%,
          due 08/15/13(b)...................     3,418,000     3,811,070
        Houghton Mifflin Co. 8.250%,
          due 02/01/11......................     7,000,000     7,262,500
        PRIMEDIA, Inc. 8.875%,
          due 05/15/11......................     1,500,000     1,391,250
                                                           -------------
                                                              12,464,820
                                                           -------------
        REAL ESTATE - 0.2%
        Felcor Lodging LP (REIT) 9.000%,
          due 06/01/11......................     2,260,000     2,486,000
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       RETAIL - MULTILINE - 0.7%
       JC Penney, Inc. 6.875%,
         due 10/15/15..................... $   1,750,000 $     1,903,417
       Jean Coutu Group PJC, Inc. 8.500%,
         due 08/01/14(b)..................     1,500,000       1,380,000
       Rite Aid Corp.
        8.125%, due 05/01/10..............     6,000,000       6,135,000
        6.875%, due 08/15/13(b)...........     2,200,000       1,848,000
                                                         ---------------
                                                              11,266,417
                                                         ---------------
       RETAIL - SPECIALTY - 0.4%
       GSC Holdings Corp. 8.000%,
         due 10/01/12 (144A)(a)(b)........     3,500,000       3,307,500
       Neiman Marcus Group, Inc. 9.000%,
         due 10/15/15 (144A)(a)(b)........     3,650,000       3,750,375
                                                         ---------------
                                                               7,057,875
                                                         ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Freescale Semiconductor 7.125%,
         due 07/15/14.....................     1,750,000       1,872,500
                                                         ---------------
       SOFTWARE - 0.8%
       Sensus Metering Systems, Inc.
         8.625%, due 12/15/13.............     4,000,000       3,560,000
       Sungard Data Systems, Inc.
        9.125%, due 08/15/13
          (144A)(a).......................     5,250,000       5,460,000
        10.250%, due 08/15/15
          (144A)(a).......................     4,500,000       4,522,500
                                                         ---------------
                                                              13,542,500
                                                         ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.7%
       Cincinnati Bell, Inc. 8.375%,
         due 01/15/14(b)..................    15,000,000      14,831,250
       Intelsat Bermuda, Ltd. 8.250%,
         due 01/15/13 (144A)(a)...........     7,000,000       7,105,000
       Level 3 Financing, Inc. 10.750%,
         due 10/15/11(b)..................     3,000,000       2,677,500
       MCI, Inc. 8.735%, due 05/01/14.....     5,281,000       5,855,309
       Qwest Capital Funding, Inc. 7.900%,
         due 08/15/10(b)..................    12,500,000      13,000,000
       Qwest Communications International, Inc.
        7.250%, due 02/15/11..............     5,000,000       5,125,000
        3.500%, due 11/15/25(b)...........     3,000,000       3,491,250
       Syniverse Technologies, Inc., -
         Series B 7.750%, due 08/15/13....     4,450,000       4,505,625
       Wind Acquisition Finance S. A.
         10.750%, due 12/01/15
         (144A)(a)........................     1,850,000       1,919,375
                                                         ---------------
                                                              58,510,309
                                                         ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.9%
       Airgate PCS, Inc. 7.900%,
         due 10/15/11@....................     4,150,000       4,305,625

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
       Alamosa Delaware, Inc. 11.000%,
         due 07/31/10..................... $   1,500,000 $     1,698,750
       Centennial Communications Corp.
         10.125%, due 06/15/13............     6,000,000       6,555,000
       Dobson Communications Corp.
         8.875%, due 10/01/13.............     1,525,000       1,528,812
       Nextel Communications, Inc. 7.375%,
         due 08/01/15.....................     6,000,000       6,336,852
       Nextel Partners, Inc. 8.125%,
         due 07/01/11.....................     5,900,000       6,335,125
       Rogers Wireless Communications,
         Inc. 9.625%, due 05/01/11........     1,000,000       1,155,000
       Triton PCS, Inc. 9.375%,
         due 02/01/11(b)..................     3,300,000       2,425,500
                                                         ---------------
                                                              30,340,664
                                                         ---------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.7%
       Invista, Inc. 9.250%,
         due 05/01/12 (144A)(a)...........     5,000,000       5,362,500
       Quicksilver, Inc. 6.875%,
         due 04/15/15 (144A)(a)(b)........     6,500,000       6,288,750
                                                         ---------------
                                                              11,651,250
                                                         ---------------
       TRANSPORTATION - 0.9%
       CHC Helicopter Corp. 7.375%,
         due 05/01/14.....................     6,000,000       6,097,500
       Offshore Logistics, Inc. 6.125%,
         due 06/15/13.....................     6,700,000       6,298,000
       Trinity Industries, Inc. 6.500%,
         due 03/15/14.....................     2,500,000       2,475,000
                                                         ---------------
                                                              14,870,500
                                                         ---------------
       U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 9.5%
       Federal Home Loan Mortgage Corp.
        5.500%, due 07/15/06..............    10,000,000      10,049,080
        5.750%, due 04/15/08..............    40,000,000      40,883,040
       Federal National Mortgage Assoc.
        6.000%, due 11/01/32..............     4,091,852       4,139,002
        5.500%, due 02/01/33..............     5,744,974       5,706,317
        6.000%, due 03/01/33..............     7,313,617       7,397,890
        6.000%, due 05/01/33..............     6,906,874       6,986,461
        6.000%, due 11/01/33..............     6,737,520       6,809,970
        6.000%, due 02/01/34..............     3,955,177       3,997,707
        6.000%, due 08/01/34..............    13,670,429      13,810,376
        6.000%, due 09/01/34..............     4,420,413       4,463,590
        6.000%, due 11/01/34..............    12,103,154      12,221,374
        6.000%, due 04/01/35..............    14,605,604      14,748,267
        6.500%, due 05/01/35..............     9,448,935       9,696,726
        6.000%, due 12/01/35..............    10,000,000      10,097,917
                                                         ---------------
                                                             151,007,717
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                   PAR              VALUE
      DESCRIPTION                               AMOUNT           (NOTE 2)
      -----------------------------------------------------------------------

      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.5%
      U.S. Treasury Note
       4.375%, due 05/15/07................. $  20,000,000    $    19,989,860
       5.000%, due 02/15/11.................    45,000,000         46,362,330
       4.250%, due 08/15/15.................     5,000,000          4,936,915
                                                              ---------------
                                                                   71,289,105
                                                              ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $1,221,571,895)                                     1,218,179,237
                                                              ---------------

      CONVERTIBLE BONDS - 14.4%
      AEROSPACE & DEFENSE - 1.3%
      Alliant Techsystems, Inc. 2.750%,
        due 02/15/24(b).....................     4,200,000          4,551,750
      Armor Holdings, Inc. 2.000%/
        0.000%, due 11/01/24 +++(b).........     3,000,000          2,981,250
      Edo Corp. 4.000%, due 11/15/25........     5,000,000          5,093,750
      Lockheed Martin Corp. 4.090%,
        due 08/15/33@(b)....................     7,000,000          7,499,660
                                                              ---------------
                                                                   20,126,410
                                                              ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.4%
      Charles River Associates, Inc. 2.875%,
        due 06/15/34........................     4,500,000          6,221,250
                                                              ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.3%
      Mentor Graphics Corp. 6.875%,
        due 06/15/07........................     5,000,000          4,993,750
                                                              ---------------
      CONSTRUCTION MATERIALS - 0.7%
      Fluor Corp. 1.500%, due 02/15/24......     7,500,000         10,734,375
                                                              ---------------
      ELECTRICAL EQUIPMENT - 0.4%
      LSI Logic Corp. 4.000%,
        due 05/15/10(b).....................     6,000,000          5,782,500
                                                              ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
      Flir Systems, Inc. 3.000%,
        due 06/01/23........................     5,000,000          5,893,750
                                                              ---------------
      FINANCIAL SERVICES - 0.9%
      American Express Co. 1.850%/
        0.000%, due 12/01/33+++(b)..........     7,500,000          7,996,875
      Morgan Stanley Group, Inc.
       8.250%, due 05/15/06.................        30,400          2,175,424
       1.000%, due 03/30/12
         (144A)(a)..........................     3,780,000          3,952,368
                                                              ---------------
                                                                   14,124,667
                                                              ---------------

      HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
      Advanced Med Optics, Inc. 2.500%,
        due 07/15/24........................     5,500,000          5,616,875
      Fisher Scientific International, Inc.
        2.500%, due 10/01/23(b).............     4,000,000          5,590,000

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
        Invitrogen Corp.
         3.250%, due 06/15/25............. $   1,000,000 $       962,500
         3.250%, due 06/15/25
           (144A)(a)......................     5,500,000       5,293,750
        Medtronic, Inc. 1.250%,
          due 09/15/21....................     5,000,000       5,087,500
                                                         ---------------
                                                              22,550,625
                                                         ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.7%
        Alza Corp. 1.351%,
          due 07/28/20+(b)................     8,000,000       6,640,000
        Manor Care Incorporated New
          2.125%/ 1.875%,
          due 08/01/35 (144A)(a)+++.......     4,020,000       4,160,700
                                                         ---------------
                                                              10,800,700
                                                         ---------------
        HOTELS, RESTAURANTS & LEISURE - 1.0%
        Hilton Hotels Corp. 3.375%,
          due 04/15/23(b).................     6,000,000       7,087,500
        Starwood Hotels 3.500%,
          due 05/16/23....................     7,000,000       9,003,750
                                                         ---------------
                                                              16,091,250
                                                         ---------------
        LEISURE EQUIPMENT & PRODUCTS - 0.3%
        International Game Technology
          0.787%, due 01/29/33+(b)........     7,500,000       5,034,375
                                                         ---------------
        MACHINERY - 0.4%
        AGCO Corp 1.750%,
          due 12/31/33(b).................     6,000,000       5,647,500
                                                         ---------------
        MEDIA - 1.4%
        Liberty Media Corp. 3.250%, due
          03/15/31........................     8,250,000       6,259,687
        Lions Gate Entertainment Corp.
          3.625%, due 03/15/25............     2,500,000       2,159,375
        Sinclair Broadcast Group, Inc.
          6.000%, due 09/15/12............     4,000,000       3,505,000
        Sinclair Broadcast Group, Inc.
          4.875%/ 2.000%,
          due 07/15/18+++.................     3,000,000       2,613,750
        Walt Disney Co. 2.125%,
          due 04/15/23(b).................     7,500,000       7,537,500
                                                         ---------------
                                                              22,075,312
                                                         ---------------

        METALS & MINING - 0.4%
        Placer Dome, Inc. (Yankee) 2.750%,
          due 10/15/23(b).................     5,550,000       6,861,188
                                                         ---------------
        OIL & GAS - 0.7%
        Airgas, Inc. 6.250%, due 07/15/14.     4,000,000       3,950,000
        Devon Energy Corp. 4.900%,
          due 08/15/08....................     3,000,000       3,468,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                               SHARES/PAR       VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      OIL & GAS - 0.7%
      Quicksilver Resources, Inc. 1.875%,
        due 11/01/24(b).................... $   3,000,000 $     4,578,750
                                                          ---------------
                                                               11,997,500
                                                          ---------------
      PHARMACEUTICALS - 1.8%
      Celgene Corp. 1.750%,
        due 06/01/08.......................     1,750,000       4,718,437
      Decode Genetics, Inc. 3.500%,
        due 04/15/11(b)....................     2,500,000       2,068,750
      MGI Pharma, Inc. 1.682%/ 0.000%,
        due 03/02/24+++(b).................     7,000,000       4,322,500
      SFBC International, Inc. 2.250%,
        due 08/15/24(b)....................     7,500,000       5,409,375
      Teva Pharmaceutical Finance B.V.
        0.375%, due 11/15/22(b)............     2,500,000       5,012,500
      Watson Pharmaceuticals, Inc.
        1.750%, due 03/15/23(b)............     7,500,000       7,181,250
                                                          ---------------
                                                               28,712,812
                                                          ---------------
      RETAIL - MULTILINE - 0.1%
      Costco Wholesale Corp. 1.764%,
        due 08/19/17+(b)...................     1,750,000       1,975,313
                                                          ---------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
      Cypress Semiconductor Corp.
        1.250%, due 06/15/08...............     2,830,000       3,219,125
                                                          ---------------
      SOFTWARE - 1.0%
      DST Systems, Inc., - Series A 4.125%,
        due 08/15/23(b)....................     7,500,000       9,975,000
      EMC Corp. 4.500%, due 04/01/07.......     6,500,000       6,792,500
                                                          ---------------
                                                               16,767,500
                                                          ---------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
      Nextel Communications, Inc. 5.250%,
        due 01/15/10.......................     2,500,000       2,509,375
                                                          ---------------
      TRANSPORTATION - 0.4%
      CSX Corp. 0.622%,
        due 10/30/21+(b)...................     7,500,000       7,200,000
                                                          ---------------
      Total Convertible Bonds
      (Cost $227,410,641)                                     229,319,277
                                                          ---------------

      COMMON STOCKS - 0.2%
      INTERNET SOFTWARE & SERVICES - 0.0%
      McDATA Corp. - Class A*(b)...........           440           1,672
                                                          ---------------
      PAPER & FOREST PRODUCTS - 0.0%
      PT Indah Kiat Pulp & Paper Corp.*....     1,867,500         204,431
                                                          ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
      Avaya, Inc.*.........................       215,301       2,297,262
                                                          ---------------
      Total Common Stocks
      (Cost $3,535,825)                                         2,503,365
                                                          ---------------

     ----------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                  SHARES       (NOTE 2)
     ----------------------------------------------------------------------

     PREFERRED STOCK - 3.8%
     AUTOMOBILES - 0.1%
     Ford Motor Co. 6.500%,
       due 01/15/32...........................       60,000 $     1,656,000
                                                            ---------------
     BANKS - 0.5%
     Marshall & Ilsley Corp. 6.500%,
       due 08/15/07(b)........................      300,000       7,944,000
                                                            ---------------
     BEVERAGES, FOOD & TOBACCO - 0.2%
     Constellation Brands, Inc. 5.750%, due
       09/01/06(b)............................      100,000       3,903,000
                                                            ---------------
     FINANCIAL SERVICES - 0.2%
     Lehman Brothers Holdings, Inc.
       6.250%, due 10/15/07(b)................      140,000       3,680,600
                                                            ---------------
     FOOD & DRUG RETAILING - 0.1%
     Albertsons, Inc. 7.250%,
       due 05/16/07...........................      100,000       2,255,000
                                                            ---------------
     INSURANCE - 0.3%
     Chubb Corp. 7.000%,
       due 08/16/06(b)........................      100,000       3,518,000
     XL Capital, Ltd. 6.500%,
       due 05/15/07...........................       45,000       1,005,300
                                                            ---------------
                                                                  4,523,300
                                                            ---------------
     MEDIA - 0.3%
     Interpublic Group of Cos., Inc., - Series
       A 5.375% 5.375%, due
       12/15/06(b)............................      120,000       4,441,200
                                                            ---------------
     OIL & GAS - 1.0%
     Chesapeake Energy Corp...................       45,000       4,258,125
     El Paso Corp. (144A)(a)..................        3,600       3,949,650
     Williams Cos, Inc. 5.500%,
       due 06/01/33...........................       65,000       7,312,500
                                                            ---------------
                                                                 15,520,275
                                                            ---------------
     PHARMACEUTICALS - 0.4%
     Schering Plough Corp. 6.000%,
       due 09/14/07...........................      120,000       6,454,800
                                                            ---------------
     U.S. GOVERNMENT AGENCY - 0.1%
     Federal National Mortgage Assoc..........           15       1,382,111
                                                            ---------------
     UTILITIES - 0.6%
     PNM Resources, Inc. 6.750%, due
       05/16/08...............................      200,000       9,418,000
                                                            ---------------
     Total Preferred Stock
     (Cost $62,158,078)                                          61,178,286
                                                            ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



        ----------------------------------------------------------------
        SECURITY                              PAR            VALUE
        DESCRIPTION                          AMOUNT         (NOTE 2)
        ----------------------------------------------------------------

        SHORT-TERM INVESTMENTS - 24.3%
        State Street Bank & Trust Co.,
          Repurchase Agreement, dated
          12/30/05 at 2.800% to be
          repurchased at $57,470,874 on
          01/03/06 collateralized by
          $59,205,000 FHLB 3.875% due
          06/08/07 with a value of
          $58,605,135.................... $  57,453,000 $    57,453,000
        State Street Navigator Securities
          Lending Prime Portfolio(d).....   330,838,930     330,838,930
                                                        ---------------
        Total Short-Term Investments
        (Cost $388,291,930)                                 388,291,930
                                                        ---------------

        TOTAL INVESTMENTS - 119.0%
        (Cost $1,902,968,369)                             1,899,472,095

        Other Assets and Liabilities (net) - (19.0%)       (303,419,198)
                                                        ---------------

        TOTAL NET ASSETS - 100.0%                       $ 1,596,052,897
                                                        ===============

PORTFOLIO FOOTNOTES:

*  Non-income producing security.

+  Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

+++ Security is a "step down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

@ Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b)  All or a portion of security out on loan.

(c) Security is in default.

(d) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at December 31, 2005 based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        15.15%
                 AA                                        .34%
                 A                                        3.28%
                 BBB                                      7.28%
                 BB                                      18.27%
                 B                                       38.68%
                 Below B                                  7.59%
                 Equities/Other                           9.41%
                                                        ------
                 Total:                                 100.00%
                                                        ======


                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 95.2%
        AEROSPACE & DEFENSE - 2.8%
        Boeing Co. (The).....................    91,400 $     6,419,936
        General Dynamics Corp................   238,790      27,233,999
        Honeywell International, Inc.........   639,554      23,823,387
        Raytheon Co..........................   737,452      29,608,698
                                                        ---------------
                                                             87,086,020
                                                        ---------------
        AUTOMOBILES - 0.5%
        Honda Motor Co., Ltd. (ADR)..........   540,800      15,666,976
                                                        ---------------
        BANKS - 3.3%
        Bank of New York Co., Inc.(a)........ 1,482,417      47,214,981
        Marshall & Ilsley Corp.(a)...........   333,920      14,371,917
        Mitsubishi UFJ Financial Group, Inc.
          (ADR)(a)........................... 1,325,621      18,147,751
        PNC Financial Services Group, Inc.(a)   230,244      14,235,987
        SunTrust Banks, Inc..................     4,200         305,592
        Wachovia Corp.(a)....................   163,084       8,620,620
                                                        ---------------
                                                            102,896,848
                                                        ---------------
        BEVERAGES - 3.0%
        Coca-Cola Co. (The)..................   160,528       6,470,884
        Diageo Plc (ADR)(a)..................   645,861      37,653,696
        PepsiCo, Inc.........................   821,154      48,513,778
                                                        ---------------
                                                             92,638,358
                                                        ---------------
        BIOTECHNOLOGY - 1.0%
        Biogen Idec, Inc.*...................   154,893       7,021,300
        MedImmune, Inc.*.....................   706,944      24,757,179
                                                        ---------------
                                                             31,778,479
                                                        ---------------
        CHEMICALS - 2.2%
        Monsanto Co..........................   378,015      29,307,503
        Potash Corp. of Saskatchewan, Inc....    69,395       5,566,867
        Praxair, Inc.(a).....................   630,754      33,404,732
                                                        ---------------
                                                             68,279,102
                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES - 1.1%
        Waste Management, Inc................ 1,174,821      35,655,817
                                                        ---------------
        COMMUNICATIONS EQUIPMENT - 1.8%
        Motorola, Inc.(a).................... 2,407,650      54,388,814
                                                        ---------------
        COMPUTER SOFTWARE & PROCESSING - 0.7%
        Electronic Data Systems Corp.........   942,673      22,661,859
                                                        ---------------
        COMPUTERS & PERIPHERALS - 1.7%
        Hewlett-Packard Co................... 1,375,300      39,374,839
        Sun Microsystems, Inc.*.............. 3,529,299      14,787,763
                                                        ---------------
                                                             54,162,602
                                                        ---------------
        CONSTRUCTION & ENGINEERING - 0.9%
        Fluor Corp.(a).......................   380,002      29,358,955
                                                        ---------------
        ELECTRIC SERVICES - 1.3%
        Ameren Corp..........................   150,700       7,721,868
        Progress Energy, Inc.(a).............   366,547      16,098,744
        Southern Co. (The)(a)................   440,185      15,199,588
                                                        ---------------
                                                             39,020,200
                                                        ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       ELECTRICAL EQUIPMENT - 2.0%
       Emerson Electric Co....................   830,725 $    62,055,157
                                                         ---------------
       ENERGY EQUIPMENT & SERVICES - 2.9%
       Baker Hughes, Inc......................   481,202      29,247,458
       Schlumberger, Ltd......................   627,063      60,919,170
                                                         ---------------
                                                              90,166,628
                                                         ---------------
       FINANCIALS - DIVERSIFIED - 5.9%
       Bank of America Corp................... 1,065,086      49,153,719
       Citigroup, Inc......................... 1,085,249      52,667,134
       Freddie Mac............................   133,700       8,737,295
       JPMorgan Chase & Co.................... 1,477,170      58,628,877
       Marsh & McLennan Cos., Inc.(a).........   104,100       3,306,216
       Morgan Stanley.........................   221,285      12,555,711
                                                         ---------------
                                                             185,048,952
                                                         ---------------
       FOOD PRODUCTS - 4.0%
       Campbell Soup Co.(a)................... 1,324,856      39,440,963
       General Mills, Inc.....................   184,500       9,099,540
       H.J. Heinz Co..........................   361,650      12,194,838
       Kraft Foods, Inc. - Class A(a)......... 2,241,899      63,087,038
                                                         ---------------
                                                             123,822,379
                                                         ---------------
       FOOD RETAILERS - 2.2%
       CVS Corp...............................   531,377      14,038,980
       Kroger Co. (The)*...................... 2,749,301      51,906,803
       Safeway, Inc.(a).......................   130,300       3,082,898
                                                         ---------------
                                                              69,028,681
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
       Medtronic, Inc.........................   511,700      29,458,569
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 1.6%
       Baxter International, Inc.............. 1,303,691      49,083,966
                                                         ---------------
       HOUSEHOLD DURABLES - 0.1%
       Newell Rubbermaid, Inc.(a).............   130,975       3,114,586
                                                         ---------------
       HOUSEHOLD PRODUCTS - 5.7%
       Clorox Co. (The).......................   476,941      27,133,174
       Kimberly-Clark Corp....................   754,059      44,979,619
       Procter & Gamble Co. (The)............. 1,846,860     106,896,257
                                                         ---------------
                                                             179,009,050
                                                         ---------------
       INDUSTRIAL - DIVERSIFIED - 2.0%
       General Electric Co.................... 1,763,915      61,825,221
                                                         ---------------
       INSURANCE - 5.1%
       ACE, Ltd...............................   382,224      20,426,050
       AFLAC, Inc.............................   601,198      27,907,611
       American International Group, Inc......   795,551      54,280,445
       Hartford Financial Services Group, Inc.   344,085      29,553,461
       XL Capital, Ltd. - Class A.............   379,900      25,597,662
                                                         ---------------
                                                             157,765,229
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         ---------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                           SHARES       (NOTE 2)
         ---------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - 2.4%
         Automatic Data Processing, Inc...... 1,294,685  $    59,413,095
         IAC/InterActiveCorp.*...............   564,107       15,969,869
                                                         ---------------
                                                              75,382,964
                                                         ---------------
         LEISURE EQUIPMENT & PRODUCTS - 0.0%
         Harley-Davidson, Inc................     5,100          262,599
                                                         ---------------
         MACHINERY - 4.8%
         Caterpillar, Inc....................   681,448       39,367,251
         Deere & Co..........................   390,200       26,576,522
         Eaton Corp..........................   262,031       17,579,660
         Pall Corp...........................   653,042       17,540,708
         Parker-Hannifin Corp................   727,201       47,966,178
                                                         ---------------
                                                             149,030,319
                                                         ---------------
         MEDIA - 2.5%
         Comcast Corp. - Class A*............ 1,187,906       30,517,305
         Tribune Co.(a)......................   862,425       26,096,980
         Walt Disney Co. (The)...............   925,911       22,194,087
                                                         ---------------
                                                              78,808,372
                                                         ---------------
         METALS & MINING - 3.4%
         Barrick Gold Corp.(a)............... 1,523,255       42,453,117
         Newmont Mining Corp................. 1,203,791       64,282,439
                                                         ---------------
                                                             106,735,556
                                                         ---------------
         OIL & GAS - 5.1%
         El Paso Corp.(a).................... 1,294,653       15,742,980
         Exxon Mobil Corp.................... 2,568,200      144,255,794
                                                         ---------------
                                                             159,998,774
                                                         ---------------
         PAPER & FOREST PRODUCTS - 2.1%
         International Paper Co.............. 1,897,318       63,768,858
                                                         ---------------
         PHARMACEUTICALS - 12.2%
         GlaxoSmithKline Plc (ADR)(a)........ 1,047,794       52,892,641
         Johnson & Johnson...................   466,949       28,063,635
         Merck & Co., Inc....................   561,760       17,869,586
         Novartis AG (ADR)................... 1,334,959       70,058,648
         Pfizer, Inc......................... 3,559,133       82,998,981
         Schering-Plough Corp................ 1,039,559       21,674,805
         Teva Pharmaceutical Industries Ltd.
           (ADR)(a)..........................   793,984       34,149,252
         Wyeth............................... 1,563,710       72,040,120
                                                         ---------------
                                                             379,747,668
                                                         ---------------
         RETAIL - MULTILINE - 1.5%
         Wal-Mart Stores, Inc................ 1,004,400       47,005,920
                                                         ---------------
         ROAD & RAIL - 1.1%
         Union Pacific Corp..................   438,459       35,300,334
                                                         ---------------
         SOFTWARE - 1.7%
         Microsoft Corp...................... 2,060,948       53,893,790
                                                         ---------------

         TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.8%
         AT&T, Inc........................... 2,101,717       51,471,049
         BellSouth Corp.(a).................. 1,074,367       29,115,346

     ----------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                 SHARES        (NOTE 2)
     ----------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
     Sprint Nextel Corp.......................   1,156,283 $    27,010,771
     Verizon Communications, Inc..............   1,386,464      41,760,296
                                                           ---------------
                                                               149,357,462
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.4%
     NIKE, Inc. - Class B.....................     134,135      11,641,577
                                                           ---------------
     UTILITIES - 0.4%
     PG&E Corp.(a)............................     333,475      12,378,592
                                                           ---------------
     Total Common Stocks
     (Cost $2,663,092,847)                                   2,967,285,233
                                                           ---------------
     MUTUAL FUND - 1.6%
     iShares MSCI Japan Index Fund(a)
     (Cost $40,662,872)                          3,621,400      48,961,328
                                                           ---------------
     SHORT-TERM INVESTMENTS - 11.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.80%
       to be repurchased at $37,339,456 on
       01/03/06 collateralized by
       $38,110,000 FHLB 4.125% due
       10/19/07 with a value of
       $38,074,672............................  37,327,843      37,327,843
     Repurchase Agreement, dated 12/30/05
       at 2.80% to be repurchased at
       $66,921,971 on 01/03/06
       collateralized by $68,410,000 FHLB
       3.875% due 09/14/07 with a value of
       $68,239,180............................  66,901,157      66,901,157
     State Street Navigator Securities Lending
       Prime Portfolio(b)..................... 247,970,090     247,970,090
                                                           ---------------
     Total Short-Term Investments
     (Cost $352,199,090)                                       352,199,090
                                                           ---------------

     TOTAL INVESTMENTS - 108.1%
     (Cost $3,055,954,809)                                   3,368,445,651

     Other Assets and Liabilities (net) - (8.1%)              (252,240,661)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 3,116,204,990
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.3%
         AEROSPACE & DEFENSE - 1.7%
         BE Aerospace, Inc.*(a)................... 29,000 $    638,000
         Rockwell Collins, Inc....................  9,100      422,877
                                                          ------------
                                                             1,060,877
                                                          ------------
         AUTO COMPONENTS - 2.3%
         Advance Auto Parts, Inc.*................ 19,400      843,124
         O' Reilly Automotive, Inc.*.............. 18,700      598,587
                                                          ------------
                                                             1,441,711
                                                          ------------
         BANKS - 0.8%
         SVB Financial Group*(a).................. 10,000      468,400
                                                          ------------
         BIOTECHNOLOGY - 0.6%
         Invitrogen Corp.*........................  1,400       93,296
         Protein Design Labs, Inc.*(a)............  9,700      275,674
                                                          ------------
                                                               368,970
                                                          ------------
         BUILDING PRODUCTS - 2.4%
         Danaher Corp............................. 13,100      730,718
         MSC Industrial Direct Co., Inc. - Class A 18,600      748,092
                                                          ------------
                                                             1,478,810
                                                          ------------
         CHEMICALS - 2.9%
         Ecolab, Inc.............................. 15,800      573,066
         Monsanto Co.............................. 16,100    1,248,233
                                                          ------------
                                                             1,821,299
                                                          ------------
         COMMERCIAL SERVICES & SUPPLIES - 3.8%
         Iron Mountain, Inc.*..................... 15,175      640,688
         Labor Ready, Inc.*(a).................... 22,500      468,450
         Robert Half International, Inc........... 14,500      549,405
         United Rentals, Inc.*(a)................. 31,000      725,090
                                                          ------------
                                                             2,383,633
                                                          ------------
         COMMUNICATIONS EQUIPMENT - 2.9%
         ADTRAN, Inc.............................. 11,900      353,906
         Avaya, Inc.*............................. 37,500      400,125
         Comverse Technology, Inc.*............... 24,100      640,819
         Powerwave Technologies, Inc.*(a)......... 30,500      383,385
                                                          ------------
                                                             1,778,235
                                                          ------------
         COMMUNICATIONS SERVICES - 1.3%
         Alliance Data Systems Corp.*............. 23,100      822,360
                                                          ------------
         COMPUTERS & PERIPHERALS - 1.0%
         Network Appliance, Inc.*................. 22,500      607,500
                                                          ------------
         CONSTRUCTION & ENGINEERING - 1.5%
         Jacobs Engineering Group, Inc.*.......... 14,200      963,754
                                                          ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
         Agere Systems, Inc.*..................... 23,800      307,020
         Broadcom Corp. - Class A*................ 15,300      721,395
         Fisher Scientific International, Inc.*... 15,400      952,644
                                                          ------------
                                                             1,981,059
                                                          ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        FINANCIAL SERVICES - 2.7%
        CIT Group, Inc............................. 27,600 $  1,429,128
        Lazard Ltd. - Class A(a)...................  8,500      271,150
                                                           ------------
                                                              1,700,278
                                                           ------------
        FOOD & DRUG RETAILING - 0.9%
        Safeway, Inc............................... 23,800      563,108
                                                           ------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
        Cytyc Corp.*............................... 12,200      344,406
        Henry Schein, Inc.*........................  4,300      187,652
        Sybron Dental Specialties, Inc.*........... 16,200      644,922
                                                           ------------
                                                              1,176,980
                                                           ------------
        HEALTH CARE PROVIDERS & SERVICES - 8.2%
        Caremark Rx, Inc.*......................... 14,500      750,955
        Community Health Systems, Inc.*............ 32,900    1,261,386
        DaVita, Inc.*..............................  9,900      501,336
        Lincare Holdings, Inc.*.................... 13,500      565,785
        Omnicare, Inc..............................  8,500      486,370
        Sierra Health Services, Inc.*..............  3,900      311,844
        UnitedHealth Group, Inc.................... 19,840    1,232,858
                                                           ------------
                                                              5,110,534
                                                           ------------
        HOTELS, RESTAURANTS & LEISURE - 5.4%
        Cheesecake Factory, Inc. (The)*............ 19,800      740,322
        Hilton Hotels Corp......................... 26,400      636,504
        Penn National Gaming, Inc.*................ 18,700      616,165
        Scientific Games Corp. - Class A*(a)....... 15,400      420,112
        Starwood Hotels & Resorts Worldwide, Inc. -
          Class B.................................. 12,400      791,864
        Texas Roadhouse, Inc. - Class A*(a)........  9,800      152,390
                                                           ------------
                                                              3,357,357
                                                           ------------
        INDUSTRIAL CONGLOMERATES - 1.7%
        ITT Industries, Inc........................ 10,000    1,028,200
                                                           ------------
        INSURANCE - 8.2%
        ACE, Ltd................................... 27,170    1,451,965
        Axis Capital Holdings, Ltd.(a)............. 38,500    1,204,280
        HCC Insurance Holdings, Inc................ 69,900    2,074,632
        Universal American Financial Corp.*........ 11,600      174,928
        W.R. Berkley Corp..........................  4,700      223,814
                                                           ------------
                                                              5,129,619
                                                           ------------
        INTERNET SOFTWARE & SERVICES - 4.4%
        IAC/InterActiveCorp.*(a)................... 22,758      644,279
        Juniper Networks, Inc.*.................... 21,000      468,300
        Monster Worldwide, Inc.*................... 12,200      498,004
        TIBCO Software, Inc.*...................... 43,500      324,945
        VeriSign, Inc.*............................ 20,900      458,128
        Websense, Inc.*............................  4,900      321,636
                                                           ------------
                                                              2,715,292
                                                           ------------
        IT CONSULTING & SERVICES - 0.9%
        FTI Consulting, Inc.*(a)................... 20,200      554,288
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         MACHINERY - 2.5%
         Ingersoll-Rand Co. - Class A............. 25,000 $  1,009,250
         Timken Co. (The)(a)...................... 17,300      553,946
                                                          ------------
                                                             1,563,196
                                                          ------------
         MEDIA - 1.6%
         Rogers Communications, Inc. - Class B....  6,700      283,142
         Univision Communications, Inc. - Class A* 25,000      734,750
                                                          ------------
                                                             1,017,892
                                                          ------------
         METALS & MINING - 1.2%
         Nucor Corp...............................  8,600      573,792
         Precision Castparts Corp.................  3,000      155,430
                                                          ------------
                                                               729,222
                                                          ------------
         OIL & GAS - 8.4%
         Chesapeake Energy Corp.(a)............... 10,000      317,300
         Cooper Cameron Corp.*.................... 17,200      712,080
         Halliburton Co........................... 20,200    1,251,592
         Tidewater, Inc.(a)....................... 13,400      595,764
         Weatherford International, Ltd.*......... 31,000    1,122,200
         XTO Energy, Inc.......................... 28,453    1,250,225
                                                          ------------
                                                             5,249,161
                                                          ------------
         PHARMACEUTICALS - 6.8%
         Barr Pharmaceuticals, Inc.*..............  5,400      336,366
         Cephalon, Inc.*(a).......................  7,200      466,128
         Covance, Inc.*........................... 12,800      621,440
         Endo Pharmaceuticals Holdings, Inc.*..... 21,600      653,616
         Genzyme Corp.*........................... 16,600    1,174,948
         Kos Pharmaceuticals, Inc.*(a)............  7,100      367,283
         Medicines Co.*...........................  7,900      137,855
         OSI Pharmaceuticals, Inc.*(a)............  7,100      199,084
         Sepracor, Inc.*..........................  5,400      278,640
                                                          ------------
                                                             4,235,360
                                                          ------------
         RETAIL - SPECIALTY - 3.2%
         Abercrombie & Fitch Co. - Class A(a).....  7,000      456,260
         Bed Bath & Beyond, Inc.*................. 21,200      766,380
         Hibbett Sporting Goods, Inc.*(a).........  7,000      199,360
         Nordstrom, Inc........................... 16,000      598,400
                                                          ------------
                                                             2,020,400
                                                          ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
         Analog Devices, Inc...................... 21,100      756,857
         ATMI, Inc.*(a)........................... 22,200      620,934
         National Semiconductor Corp.............. 27,000      701,460
                                                          ------------
                                                             2,079,251
                                                          ------------
         SOFTWARE - 4.9%
         Autodesk, Inc............................  9,000      386,550
         Citrix Systems, Inc.*.................... 22,000      633,160
         Hyperion Solutions Corp.*................ 21,100      755,802
         Informatica Corp.*(a).................... 44,600      535,200
         McAfee, Inc.*............................ 18,200      493,766
         Red Hat, Inc.*(a)........................  9,500      258,780
                                                          ------------
                                                             3,063,258
                                                          ------------

     ----------------------------------------------------------------------
     SECURITY                                     SHARES/PAR     VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.6%
     ADC Telecommunications, Inc.*(a)............      18,800 $    419,992
     Harris Corp.................................      13,400      576,334
                                                              ------------
                                                                   996,326
                                                              ------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
     Nextel Partners, Inc. - Class A*............      14,200      396,748
                                                              ------------
     TRANSPORTATION - 2.0%
     SEACOR Holdings, Inc.*(a)...................      11,500      783,150
     UTI Worldwide, Inc.(a)......................       5,300      492,052
                                                              ------------
                                                                 1,275,202
                                                              ------------
     TRUCKING & FREIGHT FORWARDING - 1.5%
     Landstar System, Inc........................      22,600      943,324
                                                              ------------
     Total Common Stocks (Cost $ 52,418,131)                    60,081,604
                                                              ------------

     SHORT-TERM INVESTMENTS - 24.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.00% to
       be repurchased at $4,996,110 on
       01/03/06 collateralized by $5,175,000
       FNMA 3.000% due 08/15/07 with a value
       of $5,099,802............................. $ 4,995,000    4,995,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  10,329,737   10,329,737
                                                              ------------
     Total Short-Term Investments
     (Cost $15,324,737)                                         15,324,737
                                                              ------------

     TOTAL INVESTMENTS - 120.9%
     (Cost $67,742,868)                                         75,406,341

     Other Assets and Liabilities (net) - (20.9%)              (13,050,852)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 62,355,489
                                                              ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.8%
         AUTO COMPONENTS - 0.9%
         Dana Corp.(a)..........................   406,100 $  2,915,798
                                                           ------------
         CHEMICALS - 9.0%
         Chemtura Corp..........................   430,700    5,469,890
         Eastman Chemical Co....................   161,100    8,311,149
         Monsanto Co............................    87,200    6,760,616
         Mosaic Co. (The)*(a)...................   394,100    5,765,683
         Potash Corp. of Saskatchewan, Inc......    58,136    4,663,670
                                                           ------------
                                                             30,971,008
                                                           ------------
         COMMERCIAL SERVICES & SUPPLIES - 4.8%
         R. R. Donnelley & Sons Co..............   219,124    7,496,232
         Sabre Holdings Corp....................   365,400    8,809,794
                                                           ------------
                                                             16,306,026
                                                           ------------
         COMMUNICATIONS EQUIPMENT - 4.8%
         ADC Telecommunications, Inc.*(a).......   195,700    4,371,938
         Avaya, Inc.*...........................   459,000    4,897,530
         JDS Uniphase Corp.*.................... 1,469,400    3,467,784
         Tellabs, Inc.*.........................   338,000    3,684,200
                                                           ------------
                                                             16,421,452
                                                           ------------
         CONTAINERS & PACKAGING - 4.3%
         Ball Corp..............................   172,700    6,859,644
         Pactiv Corp.*..........................   360,000    7,920,000
                                                           ------------
                                                             14,779,644
                                                           ------------
         ELECTRIC UTILITIES - 5.3%
         Ameren Corp.(a)........................   118,100    6,051,444
         CMS Energy Corp.*(a)...................   385,500    5,593,605
         Northeast Utilities....................   260,900    5,137,121
         Puget Energy, Inc......................    72,700    1,484,534
                                                           ------------
                                                             18,266,704
                                                           ------------
         FOOD & DRUG RETAILING - 1.0%
         Safeway, Inc...........................   138,800    3,284,008
                                                           ------------
         FOOD PRODUCTS - 0.8%
         Dean Foods Co.*........................    63,600    2,395,176
         TreeHouse Foods, Inc.*(a)..............    13,960      261,331
                                                           ------------
                                                              2,656,507
                                                           ------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
         Bausch & Lomb, Inc.....................    68,800    4,671,520
                                                           ------------
         HEALTH CARE PROVIDERS & SERVICES - 1.2%
         Aetna, Inc.............................    45,100    4,253,381
                                                           ------------
         HOTELS, RESTAURANTS & LEISURE - 2.2%
         Brinker International, Inc.............   155,100    5,996,166
         Yum! Brands, Inc.......................    32,100    1,504,848
                                                           ------------
                                                              7,501,014
                                                           ------------

         HOUSEHOLD DURABLES - 4.6%
         American Greetings Corp. - Class A(a)..   160,700    3,530,579
         Newell Rubbermaid, Inc.(a).............   165,400    3,933,212

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                           SHARES    (NOTE 2)
           ----------------------------------------------------------

           HOUSEHOLD DURABLES - CONTINUED
           Snap-On, Inc.(a)..................... 156,500 $  5,878,140
           Tupperware Corp.(a).................. 105,800    2,369,920
                                                         ------------
                                                           15,711,851
                                                         ------------
           INDUSTRIAL CONGLOMERATES - 1.7%
           Hubbell, Inc. - Class B.............. 132,200    5,964,864
                                                         ------------
           INSURANCE - 11.4%
           ACE, Ltd.............................  22,800    1,218,432
           Conseco, Inc.*....................... 248,400    5,755,428
           Everest Reinsurance Group, Ltd.......  59,600    5,980,860
           Genworth Financial, Inc.............. 110,900    3,834,922
           PartnerRe, Ltd.(a)...................  99,200    6,514,464
           PMI Group, Inc. (The)(a)............. 108,000    4,435,560
           SAFECO Corp..........................  91,900    5,192,350
           XL Capital, Ltd. - Class A...........  88,100    5,936,178
                                                         ------------
                                                           38,868,194
                                                         ------------
           MACHINERY - 4.3%
           CNH Global N.V.(a)................... 107,800    1,998,612
           Cummins, Inc.........................  61,900    5,554,287
           Timken Co............................ 222,400    7,121,248
                                                         ------------
                                                           14,674,147
                                                         ------------
           MEDIA - 4.9%
           Interpublic Group of Co., Inc. (The)* 670,800    6,473,220
           R.H. Donnelley Corp.*(a).............  88,300    5,441,046
           Westwood One, Inc.................... 305,000    4,971,500
                                                         ------------
                                                           16,885,766
                                                         ------------
           OIL & GAS - 8.1%
           EOG Resources, Inc...................  88,100    6,463,897
           GlobalSantaFe Corp................... 152,900    7,362,135
           Halliburton Co....................... 101,000    6,257,960
           NiSource, Inc........................ 251,600    5,248,376
           Southwest Gas Corp.(a)...............  95,700    2,526,480
                                                         ------------
                                                           27,858,848
                                                         ------------
           PAPER & FOREST PRODUCTS - 3.2%
           Bowater, Inc.(a)..................... 160,000    4,915,200
           MeadWestvaco Corp.................... 213,700    5,990,011
                                                         ------------
                                                           10,905,211
                                                         ------------
           PHARMACEUTICALS - 3.9%
           King Pharmaceuticals, Inc.*.......... 419,400    7,096,248
           Mylan Laboratories, Inc.(a).......... 306,775    6,123,229
                                                         ------------
                                                           13,219,477
                                                         ------------
           REAL ESTATE - 2.0%
           Healthcare Realty Trust, Inc. (REIT).  15,694      522,140
           Host Marriott Corp. (REIT)........... 334,900    6,346,355
                                                         ------------
                                                            6,868,495
                                                         ------------

           RETAIL - MULTILINE - 1.3%
           Federated Department Stores, Inc.....  66,894    4,437,079
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                   SHARES/       VALUE
      DESCRIPTION                               PAR AMOUNT    (NOTE 2)
      -------------------------------------------------------------------
      RETAIL - SPECIALTY - 2.7%
      Foot Locker, Inc.(a).....................     265,700 $  6,267,863
      OfficeMax, Inc.(a).......................     123,000    3,119,280
                                                            ------------
                                                               9,387,143
                                                            ------------
      SOFTWARE - 5.0%
      Cadence Design Systems, Inc.*............     424,500    7,182,540
      McAfee, Inc.*............................     197,500    5,358,175
      Sybase, Inc.*(a).........................     212,400    4,643,064
                                                            ------------
                                                              17,183,779
                                                            ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.0%
      CenturyTelephone, Inc....................     118,700    3,936,092
      PanAmSat Holding Corp.(a)................     101,000    2,474,500
      Qwest Communications International,
        Inc.*..................................     660,300    3,730,695
                                                            ------------
                                                              10,141,287
                                                            ------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.2%
      Tommy Hilfiger Corp.*(a).................     250,300    4,064,872
                                                            ------------
      TRADING COMPANIES & DISTRIBUTORS - 3.8%
      Genuine Parts Co.........................     160,000    7,027,200
      Grainger (W.W.), Inc.....................      85,500    6,079,050
                                                            ------------
                                                              13,106,250
                                                            ------------
      Total Common Stocks
      (Cost $268,357,548)                                    331,304,325
                                                            ------------

      SHORT-TERM INVESTMENTS - 21.5%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.80% to
        be repurchased at $11,940,714 on
        01/03/06 collateralized by $12,360,000
        FNMA 3.000% due 08/15/07 with a value
        of $12,180,397......................... $11,937,000 $ 11,937,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  61,749,302   61,749,302
                                                            ------------
      Total Short-Term Investments
      (Cost $73,686,302)                                      73,686,302
                                                            ------------

      TOTAL INVESTMENTS - 118.3%
      (Cost $342,043,850)                                    404,990,627

      Other Assets and Liabilities (net) - (18.3%)           (62,700,136)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $342,290,491
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio (Class A)*. 2,553,270 $  78,921,583
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A).............................. 1,578,610    19,795,765
       Harris Oakmark Focused Value Portfolio
         (Class A)*.............................   124,345    32,972,545
       Harris Oakmark International Portfolio
         (Class A).............................. 4,049,850    65,729,061
       Janus Aggressive Growth Portfolio
         (Class A).............................. 9,134,371    79,469,030
       Jennison Growth Portfolio (Class A)*..... 3,751,052    46,438,027
       Lord Abbett Growth and Income Portfolio
         (Class A).............................. 2,867,350    79,110,188
       Met/AIM Small Cap Growth Portfolio
         (Class A).............................. 1,943,748    26,551,604
       MFS Research International Portfolio
         (Class A).............................. 3,655,732    47,524,511
       RCM Global Technology Portfolio (Class A) 5,126,868    26,198,295
       Third Avenue Small Cap Value Portfolio
         (Class A).............................. 3,195,500    53,077,256
       Turner Mid-Cap Growth Portfolio (Class A) 1,648,459    19,995,810
       Van Kampen Comstock Portfolio (Class A).. 8,290,446    86,220,634
                                                           -------------
       Total Investment Company Securities
       (Cost $606,374,893)                                   662,004,309
                                                           -------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $606,374,893)                                   662,004,309

       Other Asset and Liabilities (net) - 0.0%                 (207,221)
                                                           -------------

       TOTAL NET ASSETS - 100.0%                           $ 661,797,088
                                                           =============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio (Class A)*.  9,164,548 $  283,276,171
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)..............................  8,499,692    106,586,142
      Harris Oakmark Focused Value Portfolio
        (Class A)*.............................    535,588    142,021,920
      Harris Oakmark International Portfolio
        (Class A).............................. 13,084,217    212,356,835
      Janus Aggressive Growth Portfolio
        (Class A).............................. 12,294,990    106,966,416
      Jennison Growth Portfolio (Class A)*.....  8,655,550    107,155,712
      Lazard Mid Cap Portfolio (Class A).......  2,618,903     35,748,033
      Lord Abbett Bond Debenture Portfolio
        (Class A).............................. 25,338,015    311,150,825
      Lord Abbett Growth and Income Portfolio
        (Class A).............................. 10,291,698    283,947,961
      Met/AIM Small Cap Growth Portfolio
        (Class A)..............................  5,232,777     71,479,737
      MFS Research International Portfolio
        (Class A).............................. 14,060,887    182,791,537
      Neuberger Berman Real Estate Portfolio
        (Class A)..............................  5,163,779     73,067,478
      Oppenheimer Capital Appreciation
        Portfolio (Class A).................... 36,679,905    318,748,372
      PIMCO Inflation Protected Bond Portfolio
        (Class A).............................. 22,128,865    238,549,164
      PIMCO Total Return Portfolio (Class A)... 23,804,388    276,130,895
      Salomon Brothers US Government Portfolio
        (Class A)*............................. 14,079,671    172,053,579
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)..............................  8,575,394     72,805,097
      Third Avenue Small Cap Value Portfolio
        (Class A)..............................  8,603,321    142,901,155
      Turner Mid-Cap Growth Portfolio
        (Class A)..............................  5,917,178     71,775,371
      Van Kampen Comstock Portfolio
        (Class A).............................. 30,900,624    321,366,495
                                                           --------------
      Total Investment Company Securities
      (Cost $3,356,753,222)                                 3,530,878,895
                                                           --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $3,356,753,222)                                 3,530,878,895

      Other Assets and Liabilities (net) - 0.0%                  (900,064)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $3,529,978,831
                                                           ==============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio
         (Class A)*..............................   350,614 $ 10,837,478
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)............................... 1,156,272   14,499,648
       Harris Oakmark International Portfolio
         (Class A)...............................   444,955    7,221,614
       Jennison Growth Portfolio (Class A)*......   588,728    7,288,445
       Lazard Mid Cap Portfolio (Class A)........   534,229    7,292,227
       Lord Abbett Bond Debenture Portfolio
         (Class A)............................... 2,873,437   35,285,804
       Lord Abbett Growth and Income Portfolio
         (Class A)...............................   787,569   21,729,038
       MFS Research International Portfolio
         (Class A)............................... 1,147,433   14,916,624
       Neuberger Berman Real Estate Portfolio
         (Class A)...............................   263,208    3,724,400
       Oppenheimer Capital Appreciation Portfolio
         (Class A)............................... 2,910,722   25,294,175
       PIMCO Inflation Protected Bond Portfolio
         (Class A)............................... 5,163,783   55,665,582
       PIMCO Total Return Portfolio (Class A).... 6,073,997   70,458,367
       Salomon Brothers US Government Portfolio
         (Class A)*.............................. 4,311,253   52,683,510
       T. Rowe Price Mid-Cap Growth Portfolio
         (Class A)...............................   874,655    7,425,818
       Third Avenue Small Cap Value Portfolio
         (Class A)...............................   438,792    7,288,338
       Van Kampen Comstock Portfolio
         (Class A)............................... 1,400,987   14,570,267
                                                            ------------
       Total Investment Company Securities
       (Cost $347,558,843)                                   356,181,335
                                                            ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $347,558,843)                                   356,181,335

       Other Assets and Liabilities (net) - 0.0%                (119,032)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $356,062,303
                                                            ============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       OTHER - 100.0%
       Davis Venture Value Portfolio
         (Class A)*........................... 11,376,252 $  351,639,960
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)............................  7,673,477     96,225,405
       Harris Oakmark Focused Value Portfolio
         (Class A)*...........................    483,537    128,219,442
       Harris Oakmark International Portfolio
         (Class A)............................ 15,757,148    255,738,507
       Janus Aggressive Growth Portfolio
         (Class A)............................ 29,596,509    257,489,625
       Jennison Growth Portfolio (Class A)*... 13,017,888    161,161,458
       Lord Abbett Bond Debenture Portfolio
         (Class A)............................ 10,174,868    124,947,378
       Lord Abbett Growth and Income
         Portfolio (Class A).................. 13,936,452    384,506,711
       Met/AIM Small Cap Growth Portfolio
         (Class A)............................  7,083,478     96,760,303
       MFS Research International Portfolio
         (Class A)............................ 15,231,589    198,010,651
       Neuberger Berman Real Estate Portfolio
         (Class A)............................  4,659,825     65,936,520
       Oppenheimer Capital Appreciation
         Portfolio (Class A).................. 18,392,843    159,833,805
       PIMCO Inflation Protected Bond
         Portfolio (Class A).................. 14,284,090    153,982,494
       RCM Global Technology Portfolio
         (Class A)............................ 12,462,997     63,685,916
       T. Rowe Price Mid-Cap Growth Portfolio
         (Class A)............................  3,869,111     32,848,753
       Third Avenue Small Cap Value Portfolio
         (Class A)............................ 13,590,478    225,737,839
       Turner Mid-Cap Growth Portfolio
         (Class A)............................  5,339,557     64,768,829
       Van Kampen Comstock Portfolio
         (Class A)............................ 37,190,098    386,777,017
                                                          --------------
       Total Investment Company Securities
       (Cost $2,992,634,306)                               3,208,270,612
                                                          --------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $2,992,634,306)                               3,208,270,612

       Other Assets & Liabilities (net) - 0.0%                  (827,937)
                                                          --------------

       TOTAL NET ASSETS - 100.0%                          $3,207,442,675
                                                          ==============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100.0%
     Davis Venture Value Portfolio
       (Class A)*............................. $ 1,527,477 $   47,214,317
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)..............................   3,777,728     47,372,712
     Harris Oakmark International Portfolio
       (Class A)..............................   2,180,046     35,382,151
     Jennison Growth Portfolio
       (Class A)*.............................   3,848,104     47,639,525
     Lazard Mid Cap Portfolio (Class A).......   1,746,133     23,834,721
     Lord Abbett Bond Debenture Portfolio
       (Class A)..............................   9,381,079    115,199,647
     Lord Abbett Growth and Income
       Portfolio (Class A)....................   3,859,499    106,483,591
     MFS Research International Portfolio
       (Class A)..............................   4,686,812     60,928,555
     Neuberger Berman Real Estate Portfolio
       (Class A)..............................   1,721,593     24,360,542
     Oppenheimer Capital Appreciation
       Portfolio (Class A)....................  12,229,061    106,270,539
     PIMCO Inflation Protected Bond
       Portfolio (Class A)....................  12,639,782    136,256,846
     PIMCO Total Return Portfolio
       (Class A)..............................  14,872,204    172,517,563
     Salomon Brothers US Government
       Portfolio (Class A)*...................   7,506,246     91,726,320
     T. Rowe Price Mid-Cap Growth
       Portfolio (Class A)....................   4,288,885     36,412,631
     Third Avenue Small Cap Value Portfolio
       (Class A)..............................   2,151,186     35,731,193
     Turner Mid-Cap Growth Portfolio
       (Class A)..............................     986,594     11,967,391
     Van Kampen Comstock Portfolio
       (Class A)..............................   6,867,516     71,422,170
                                                           --------------
     Total Investment Company Securities
     (Cost $1,128,471,720)                                  1,170,720,414
                                                           --------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $1,128,471,720)                                  1,170,720,414

     Other Assets and Liabilities (net) - 0.0%                   (355,673)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $1,170,364,741
                                                           ==============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 96.7%
        AUSTRIA - 0.9%
        Erste Bank der Oesterreichischen
          Sparkassen AG.......................    165,970 $   9,212,663
                                                          -------------
        BELGIUM - 0.5%
        Umicore...............................     47,560     5,607,995
                                                          -------------
        BRAZIL - 3.3%
        Banco Nossa Caixa S.A.................     95,410     1,425,737
        Companhia Siderurgica Nacional
          S.A.(ADR)(a)........................    271,180     5,803,252
        Companhia Vale do Rio Doce (ADR)......    364,210    14,983,599
        Cyrela Brazil Realty S.A.
          Empreendimentos* (GDR)..............     22,948     3,144,234
        Natura Cosmeticos S.A.................     26,000     1,146,700
        Petroleo Brasileiro S.A.(ADR)(a)......     69,290     4,938,298
        Unibanco-Uniao de Bancos Brasilieros
          S.A.(GDR)(a)........................     66,410     4,221,684
                                                          -------------
                                                             35,663,504
                                                          -------------
        CANADA - 1.2%
        Aber Diamond Corp.....................    296,890    10,941,604
        Canadian Natural Resources Ltd........     52,230     2,581,599
                                                          -------------
                                                             13,523,203
                                                          -------------
        CHINA - 0.6%
        China Construction Bank*.............. 11,760,480     4,055,773
        ZTE Corp..............................    808,500     2,714,406
                                                          -------------
                                                              6,770,179
                                                          -------------
        FRANCE - 13.0%
        Axa(a)................................    539,690    17,446,175
        BNP Paribas S.A.(a)...................    221,940    17,965,706
        Cap Gemini S.A.*......................    151,940     6,098,353
        Carrefour S.A.(a).....................    165,660     7,765,288
        Compagnie Generale des Establissements
          Michelin............................     18,400     1,033,638
        Credit Agricole S.A.(a)...............    376,610    11,868,743
        LVMH Moet Hennessy Louis Vuitton S.A..     38,840     3,452,219
        Schneider Electric S.A.(a)............    232,355    20,724,329
        Suez S.A.(a)..........................    549,832    17,117,935
        Total Fina Elf S.A.(a)................    139,780    35,188,575
        Vallourec S.A.........................      4,080     2,245,795
                                                          -------------
                                                            140,906,756
                                                          -------------
        GERMANY - 3.2%
        Bayerische Motoren Werke (BMW) AG.....    247,400    10,861,058
        Continental AG........................     67,605     5,996,656
        E.On AG(a)............................    170,920    17,694,388
                                                          -------------
                                                             34,552,102
                                                          -------------
        HONG KONG - 1.0%
        China Mengniu Dairy Co., Ltd..........  1,285,000     1,108,239
        CNOOC, Ltd............................ 14,728,000     9,808,485
                                                          -------------
                                                             10,916,724
                                                          -------------

         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         ----------------------------------------------------------------

         HUNGARY - 0.9%
         OTP Bank, Ltd.(GDR)..................   140,920 $   9,244,352
                                                         -------------
         INDONESIA - 0.3%
         PT Indosat Tbk....................... 5,456,000     3,112,749
                                                         -------------
         IRELAND - 0.4%
         Depfa Bank Plc.......................   293,590     4,340,270
                                                         -------------
         ITALY - 4.4%
         Assicurazioni Generali S.p.A.........   488,660    17,081,381
         Fastweb*(a)..........................   216,127     9,878,746
         Italcementi S.p.A.(a)................   191,600     3,578,878
         Italcementi S.p.A.(a)................   395,240     5,007,927
         UniCredito Italiano S.p.A.(a)........ 1,826,440    12,587,136
                                                         -------------
                                                            48,134,068
                                                         -------------
         JAPAN - 15.8%
         Aeon Credit Service Co., Ltd.........    78,600     7,488,336
         Aiful Corp...........................   142,800    11,846,726
         Asahi Glass Co.(a)...................   871,000    11,174,949
         FANUC, Ltd...........................    65,700     5,629,573
         K. K. DaVinci Advisors...............       790     6,015,308
         Kaneka Corp..........................   864,000    10,446,692
         Leopalace21 Corp.....................   150,900     5,449,280
         Mitsubishi Tokyo Finacial Group, Inc.       959    13,107,861
         Nippon Electric Glass Co., Ltd.......   195,000     4,306,092
         Nippon Television Network Corp.......    34,710     5,306,181
         Nissan Motor Co., Ltd.(a)............ 1,016,400    10,376,075
         ORIX Corp............................    63,030    16,277,580
         Ricoh Co., Ltd.......................   534,000     9,406,496
         Shinsei Bank, Ltd.................... 1,673,000     9,723,334
         Takefuji Corp........................   151,960    10,385,589
         Tokyo Gas Co., Ltd.(a)............... 1,293,000     5,784,588
         Toyota Motor Corp....................   161,600     8,458,608
         Uni-Charm Corp.......................   119,200     5,355,656
         Yamanouchi Pharmaceutical Co., Ltd...   374,800    14,548,190
                                                         -------------
                                                           171,087,114
                                                         -------------
         KOREA - 7.7%
         Hanwha Chemical Corp.................   367,470     4,171,658
         Hyundai Mobis........................   107,280     9,737,321
         Kookmin Bank.........................   164,780    12,316,718
         Nong Shim Co., Ltd...................     8,207     2,266,811
         Posco................................    24,940     4,951,670
         Samsung Electronics Co., Ltd.........    59,328    38,192,023
         Shinhan Financial Group Co., Ltd.....   281,930    11,332,872
                                                         -------------
                                                            82,969,073
                                                         -------------
         LUXEMBOURG - 1.0%
         Arcelor(a)...........................   437,070    10,841,248
                                                         -------------
         MEXICO - 3.2%
         America Movil S.A. de C.V. (ADR).....    70,700     2,068,682
         Cemex S.A. de C.V. (ADR).............   161,530     9,583,575
         Consorico ARA, S.A. de C.V...........   743,230     3,251,577

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       --------------------------------------------------------------------

       MEXICO - CONTINUED
       Grupo Aeroportuario del Sureste S.A.
         de C.V. (ADR)(a)......................   117,980 $    3,815,473
       Grupo Elektra, S.A. de C.V..............   380,590      3,365,914
       Grupo Televisa, S.A. (ADR)..............   136,250     10,968,125
       Urbi, Desarrollos Urbanos,
         S.A. de C.V.*.........................   208,510      1,441,890
                                                          --------------
                                                              34,495,236
                                                          --------------
       NETHERLANDS - 2.3%
       Koninklijke (Royal) Philips
         Electronics N.V.......................   485,370     15,086,278
       TomTom N.V.*(a).........................    90,370      3,103,282
       TPG N.V.................................   207,990      6,502,015
                                                          --------------
                                                              24,691,575
                                                          --------------
       NORWAY - 2.7%
       Norsk Hydro ASA.........................    76,920      7,928,863
       Statoil ASA(a)..........................   551,890     12,682,072
       Telenor ASA.............................   883,190      8,677,975
                                                          --------------
                                                              29,288,910
                                                          --------------
       RUSSIA - 1.0%
       LUKOIL (ADR)(a).........................   176,390     10,407,010
                                                          --------------
       SINGAPORE - 0.9%
       Singapore Telecommunications, Ltd.(a)... 6,162,290      9,650,533
                                                          --------------
       SPAIN - 3.5%
       Banco Bilbao Vizcaya Argentaria, S.A.(a)   911,270     16,267,669
       Endesa S.A. (ADR)(a)....................   287,050      7,553,819
       Telefonica S.A..........................   936,358     14,094,069
                                                          --------------
                                                              37,915,557
                                                          --------------
       SWEDEN - 0.5%
       Swedish Match AB(a).....................   469,180      5,524,264
                                                          --------------
       SWITZERLAND - 7.7%
       Nestle S.A..............................    85,562     25,531,493
       Roche Holdings AG.......................   169,470     25,429,894
       Syngenta AG*............................    99,150     12,328,935
       UBS AG..................................   212,399     20,208,859
                                                          --------------
                                                              83,499,181
                                                          --------------
       TAIWAN - 1.3%
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)............................ 1,460,600     14,474,546
                                                          --------------
       THAILAND - 0.2%
       Thai Airways International
         Public Co., Ltd....................... 2,351,800      2,580,929
                                                          --------------
       TURKEY - 1.0%
       Akbank T.A.S............................   685,166      5,584,730
       Turkiye Vakiflar Bankasi T.A.O.*........ 1,025,440      5,429,425
                                                          --------------
                                                              11,014,155
                                                          --------------

       UNITED KINGDOM - 18.2%
       AstraZeneca Plc.........................   314,373     15,282,256
       Aviva Plc............................... 1,305,953     15,824,617
       BG Group Plc............................   634,750      6,267,892
       BHP Billiton Plc........................ 1,101,150     17,958,013

         --------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         UNITED KINGDOM - CONTINUED
         Burberry Group Plc...............    1,077,000 $    7,941,710
         Diageo Plc.......................      861,790     12,470,336
         GlaxoSmithKline Plc..............    1,004,220     25,332,494
         Hilton Group Plc.................    1,173,790      7,339,889
         HSBC Holdings Plc................      896,805     14,381,107
         NXT Plc..........................      452,970     11,934,298
         Reckitt Benckiser Plc............      348,554     11,489,422
         Royal Bank of Scotland Group Plc.      630,310     19,012,879
         Tesco Plc........................    1,929,417     10,985,237
         TI Automotive, Ltd.- Class A*(b).       45,100              0
         Vodafone Group Plc...............    6,906,755     14,898,574
         WPP Group Plc*...................      526,720      5,694,484
                                                        --------------
                                                           196,813,208
         Total Common Stocks                            --------------
         (Cost $ 902,338,928)                            1,047,237,104
                                                        --------------

         PREFERRED STOCK - 0.7%
         BRAZIL - 0.1%
         Universo Online S.A.*............      117,500        991,116
                                                        --------------
         JAPAN - 0.6%
         Nintendo Co., Ltd................       53,400      6,494,012
                                                        --------------
         Total Preferred Stock
         (Cost $7,041,550)                                   7,485,128
                                                        --------------
         SHORT-TERM INVESTMENTS - 18.0%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           12/30/05, 2.800% to be
           repurchased at $25,048,791 on
           01/03/06 collateralized by
           $25,920,000 FNMA Bond 3.000%
           due 08/15/07 with a value of
           $25,543,356.................... $ 25,041,000 $   25,041,000
         State Street Navigator Securities
           Lending Prime Portfolio(c).....  169,544,072    169,544,072
                                                        --------------
         Total Short-Term Investments
         (Cost $194,585,072)                               194,585,072
                                                        --------------

         TOTAL INVESTMENTS - 115.4%
         (Cost $1,103,965,550)                           1,249,307,304

         Other Assets and Liabilities (net) - (15.4%)     (167,014,352)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $1,082,292,952
                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FNMA Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.0%
        APARTMENTS - 17.0%
        Archstone-Smith Trust (REIT).............. 469,100 $  19,650,599
        Camden Property Trust (REIT).............. 425,800    24,662,336
        Equity Residential (REIT)................. 599,800    23,464,176
        Essex Property Trust, Inc. (REIT)......... 179,300    16,531,460
        United Dominion Realty Trust, Inc. (REIT). 554,200    12,990,448
                                                           -------------
                                                              97,299,019
                                                           -------------
        COMMUNITY CENTERS - 5.9%
        Developers Diversified Realty Corp. (REIT) 162,100     7,621,942
        Pan Pacific Retail Properties, Inc. (REIT) 164,700    11,016,783
        Regency Centers Corp. (REIT).............. 253,200    14,926,140
                                                           -------------
                                                              33,564,865
                                                           -------------
        DIVERSIFIED - 12.9%
        Colonial Properties Trust (REIT).......... 606,000    25,439,880
        Digital Realty Trust, Inc. (REIT)......... 627,900    14,209,377
        Liberty Property Trust (REIT)............. 249,400    10,686,790
        Vornado Realty Trust (REIT)............... 279,100    23,296,477
                                                           -------------
                                                              73,632,524
                                                           -------------
        HEALTH CARE - 5.3%
        Nationwide Health Properties, Inc. (REIT). 268,300     5,741,620
        OMEGA Healthcare Investors, Inc. (REIT)... 595,400     7,496,086
        Ventas, Inc. (REIT)....................... 527,900    16,903,358
                                                           -------------
                                                              30,141,064
                                                           -------------
        INDUSTRIALS - 9.3%
        AMB Property Corp. (REIT)................. 224,900    11,058,333
        CenterPoint Properties Trust (REIT)....... 249,200    12,330,416
        ProLogis (REIT)........................... 636,400    29,732,608
                                                           -------------
                                                              53,121,357
                                                           -------------
        LODGING - 6.8%
        Host Marriott Corp. (REIT)................ 216,500     4,102,675
        Starwood Hotels & Resorts Worldwide, Inc.. 278,700    17,797,782
        Strategic Hotel Capital, Inc. (REIT)...... 590,200    12,146,316
        Sunstone Hotel Investors, Inc. (REIT)..... 188,000     4,995,160
                                                           -------------
                                                              39,041,933
                                                           -------------

      -------------------------------------------------------------------
      SECURITY                                   SHARES/       VALUE
      DESCRIPTION                               PAR AMOUNT    (NOTE 2)
      -------------------------------------------------------------------

      OFFICE - 25.2%
      Arden Realty, Inc. (REIT)................     120,100 $  5,384,083
      Brookfield Asset Management, Inc.........     345,400   17,383,982
      Brookfield Properties Corp...............     222,800    6,554,776
      Columbia Equity Trust, Inc. (REIT).......     356,000    5,749,400
      Maguire Properties, Inc. (REIT)..........     709,900   21,935,910
      Reckson Associates Realty Corp. (REIT)...     543,700   19,562,326
      SL Green Realty Corp. (REIT).............     450,900   34,444,251
      Trizec Properties, Inc. (REIT)...........   1,446,900   33,162,948
                                                            ------------
                                                             144,177,676
                                                            ------------
      REGIONAL MALLS - 14.6%
      CBL & Associates Properties, Inc.
        (REIT).................................     261,500   10,331,865
      General Growth Properties, Inc. (REIT)...     517,300   24,307,927
      Mills Corp. (The) (REIT).................     151,800    6,366,492
      Simon Property Group, Inc. (REIT)........     374,100   28,667,283
      Taubman Centers, Inc. (REIT).............     405,100   14,077,225
                                                            ------------
                                                              83,750,792
                                                            ------------

      TOTAL COMMON STOCKS
      (Cost $494,537,686)                                    554,729,230
                                                            ------------

      SHORT-TERM INVESTMENTS - 4.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.800% to
        be repurchased at $24,558,638 on
        1/3/06 collateralized by $25,415,000
        FNMA 3.000% due 8/15/07 with a value
        of $25,045,695
        (Cost $24,551,000)..................... $24,551,000 $ 24,551,000
                                                            ------------

      TOTAL INVESTMENTS - 101.3%
      (Cost $519,088,686)                                    579,280,230

      Other Assets and Liabilities (net) - (1.3%)             (7,389,852)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $571,890,378
                                                            ============

PORTFOLIO FOOTNOTES:

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 97.0%
         AEROSPACE & DEFENSE - 3.5%
         Empresa Brasileira de Aeronautica S.A.
           (ADR)(a)............................   268,900 $  10,513,990
         General Dynamics Corp.................    87,900    10,024,995
         Lockheed Martin Corp..................   158,800    10,104,444
         United Technologies Corp..............   191,700    10,717,947
                                                          -------------
                                                             41,361,376
                                                          -------------
         AIR FREIGHT & LOGISTICS - 0.5%
         Expeditors International of
           Washington, Inc.(a).................    80,200     5,414,302
                                                          -------------
         AUTOMOTIVE - 0.5%
         Toyota Motor Corp.....................   104,200     5,454,127
                                                          -------------
         BANKS - 0.4%
         Bank of America Corp..................   111,500     5,145,725
                                                          -------------
         BEVERAGES - 1.1%
         PepsiCo, Inc..........................   227,500    13,440,700
                                                          -------------
         BEVERAGES, FOOD & TOBACCO - 0.6%
         SYSCO Corp............................   233,100     7,237,755
                                                          -------------
         BIOTECHNOLOGY - 1.6%
         Genentech, Inc.*......................   102,300     9,462,750
         Genzyme Corp.*........................   137,900     9,760,562
                                                          -------------
                                                             19,223,312
                                                          -------------
         BUILDING CONSTRUCTION - 0.7%
         Toll Brothers, Inc.*..................   229,400     7,946,416
                                                          -------------
         CHEMICALS - 3.0%
         Monsanto Co...........................   238,300    18,475,399
         Praxair, Inc..........................   319,900    16,941,904
                                                          -------------
                                                             35,417,303
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 2.2%
         Automatic Data Processing, Inc........   343,800    15,776,982
         Corporate Executive Board Co.(a)......    37,300     3,345,810
         Kinder Morgan Management LLC..........   135,823     6,174,514
                                                          -------------
                                                             25,297,306
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 5.9%
         Cisco Systems, Inc.*.................. 1,981,500    33,923,280
         Motorola, Inc.........................   503,600    11,376,324
         Nokia Oyj (ADR).......................   326,300     5,971,290
         QUALCOMM, Inc.........................   249,600    10,752,768
         Telefonaktiebolaget LM
           Ericsson (ADR)*(a)..................   191,400     6,584,160
                                                          -------------
                                                             68,607,822
                                                          -------------
         COMPUTERS & PERIPHERALS  -  3.6%
         Advanced Micro Devices, Inc.*.........   272,500     8,338,500
         Apple Computer, Inc.*.................   102,300     7,354,347
         Dell, Inc.*...........................   452,000    13,555,480
         Microchip Technology, Inc.............   198,100     6,368,915
         Network Appliance, Inc.*..............   231,600     6,253,200
                                                          -------------
                                                             41,870,442
                                                          -------------

           -------------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                         SHARES     (NOTE 2)
           -------------------------------------------------------------

           DATA PROCESSING & MANAGEMENT - 0.8%
           Cognizant Technology Solutions
             Corp. - Class A*................   185,000 $   9,314,750
                                                        -------------
           EDUCATION - 1.1%
           Apollo Group, Inc. - Class A*.....   216,100    13,065,406
                                                        -------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.7%
           Broadcom Corp. - Class A*.........   308,700    14,555,205
           Danaher Corp......................   192,700    10,748,806
           PerkinElmer, Inc..................   281,300     6,627,428
                                                        -------------
                                                           31,931,439
                                                        -------------
           FINANCIALS - DIVERSIFIED - 6.3%
           American Express Co...............   116,000     5,969,360
           Chicago Merchantile Exchange
             Holdings, Inc...................    26,200     9,628,238
           Citigroup, Inc....................   147,800     7,172,734
           Franklin Resources, Inc...........    74,600     7,013,146
           Goldman Sachs Group, Inc. (The)...    99,700    12,732,687
           Legg Mason, Inc.(a)...............    67,100     8,031,199
           Lehman Brothers Holdings, Inc.....    32,000     4,101,440
           Nomura Holdings, Inc..............   264,300     5,076,504
           Prudential Financial, Inc.........   153,600    11,241,984
           T. Rowe Price Group, Inc..........    33,600     2,420,208
                                                        -------------
                                                           73,387,500
                                                        -------------
           FOOD PRODUCTS  -  2.0%
           Cadbury Schweppes Plc............. 1,032,190     9,741,209
           Nestle S.A........................    43,893    13,097,565
                                                        -------------
                                                           22,838,774
                                                        -------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 3.8%
           Fisher Scientific Int'l., Inc.*(a)   127,000     7,856,220
           Medtronic, Inc....................   437,100    25,163,847
           Stryker Corp......................   101,100     4,491,873
           Varian Medical Systems, Inc.*.....   129,300     6,508,962
                                                        -------------
                                                           44,020,902
                                                        -------------
           HEALTH CARE PROVIDERS & SERVICES - 3.6%
           Aetna, Inc........................    86,600     8,167,246
           Caremark Rx, Inc.*................   114,100     5,909,239
           Medco Health Solutions, Inc.*.....   103,700     5,786,460
           Patterson Companies, Inc.*........    88,500     2,955,900
           Quest Diagnostics, Inc............   106,400     5,477,472
           UnitedHealth Group, Inc...........   213,500    13,266,890
                                                        -------------
                                                           41,563,207
                                                        -------------
           HOTELS, RESTAURANTS & LEISURE - 1.5%
           Carnival Corp.....................   324,100    17,329,627
                                                        -------------
           HOUSEHOLD PRODUCTS - 2.4%
           Procter & Gamble Co...............   291,600    16,877,808
           Reckitt Benckiser Plc.............   321,310    10,591,375
                                                        -------------
                                                           27,469,183
                                                        -------------
           INDUSTRIAL - DIVERSIFIED - 2.4%
           General Electric Co...............   789,100    27,657,955
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------
            INSURANCE - 2.6%
            American International Group, Inc. 325,300 $  22,195,219
            Hartford Financial Services
              Group, Inc. (The)...............  89,400     7,678,566
                                                       -------------
                                                          29,873,785
                                                       -------------
            INTERNET SOFTWARE & SERVICES - 5.5%
            eBay, Inc.*....................... 475,900    20,582,675
            Google, Inc.*.....................  44,500    18,461,270
            VeriSign, Inc.*................... 261,500     5,732,080
            Yahoo!, Inc.*..................... 503,900    19,742,802
                                                       -------------
                                                          64,518,827
                                                       -------------
            MANUFACTURING - 0.6%
            Corning, Inc.*.................... 386,400     7,596,624
                                                       -------------
            MEDIA  -  2.8%
            Comcast Corp. - Class A*.......... 563,000    14,463,470
            Time Warner, Inc.................. 587,400    10,244,256
            Walt Disney Co.................... 351,200     8,418,264
                                                       -------------
                                                          33,125,990
                                                       -------------
            OIL & GAS - 6.1%
            Apache Corp.......................  89,900     6,159,948
            EOG Resources, Inc................ 108,700     7,975,319
            Halliburton Co.................... 141,600     8,773,536
            Occidental Petroleum Corp......... 121,100     9,673,468
            Schlumberger, Ltd................. 142,900    13,882,735
            Smith International, Inc.(a)...... 350,700    13,014,477
            Transocean, Inc.*................. 169,300    11,798,517
                                                       -------------
                                                          71,278,000
                                                       -------------
            PHARMACEUTICALS - 8.1%
            Amgen, Inc.*...................... 278,200    21,938,852
            Eli Lilly & Co.................... 135,500     7,667,945
            Gilead Sciences, Inc.*............  78,300     4,120,929
            MedImmune, Inc.*.................. 207,100     7,252,642
            Novartis AG....................... 323,511    16,977,176
            Roche Holding AG..................  89,380    13,411,954
            Sanofi-Aventis.................... 103,140     9,039,108
            Teva Pharmaceutical Industries,
              Ltd. (ADR)(a)................... 318,200    13,685,782
                                                       -------------
                                                          94,094,388
                                                       -------------
            RETAIL - MULTILINE - 4.0%
            Costco Wholesale Corp............. 102,000     5,045,940

           -----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                         SHARES      (NOTE 2)
           -----------------------------------------------------------

           RETAIL - MULTILINE - CONTINUED
           CVS Corp..........................   409,700 $   10,824,274
           J.C. Penney Co., Inc..............   118,100      6,566,360
           Kohl's Corp.*.....................   190,400      9,253,440
           Target Corp.......................   108,200      5,947,754
           Wal-Mart Stores, Inc..............   204,800      9,584,640
                                                        --------------
                                                            47,222,408
                                                        --------------
           RETAIL - SPECIALTY - 4.6%
           Best Buy Co., Inc.................   209,700      9,117,756
           Coach, Inc.*......................   107,900      3,597,386
           Lowe's Cos., Inc..................   210,100     14,005,266
           Michaels Stores, Inc..............   175,300      6,200,361
           Staples, Inc......................   438,100      9,949,251
           Starbucks Corp.*..................   199,000      5,971,990
           Williams-Sonoma, Inc.*(a).........   106,800      4,608,420
                                                        --------------
                                                            53,450,430
                                                        --------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.7%
           International Rectifier Corp.*(a).   123,000      3,923,700
           Linear Technology Corp............   323,100     11,654,217
           Marvell Technology Group, Ltd.*...    97,300      5,457,557
           Texas Instruments, Inc............   330,100     10,586,307
                                                        --------------
                                                            31,621,781
                                                        --------------
           SOFTWARE - 7.1%
           Adobe Systems, Inc................   346,600     12,810,336
           Autodesk, Inc.....................   160,200      6,880,590
           EMC Corp.*........................   574,900      7,830,138
           First Data Corp...................   142,400      6,124,624
           Microsoft Corp.................... 1,253,300     32,773,795
           SAP AG (ADR)(a)...................   359,800     16,216,186
                                                        --------------
                                                            82,635,669
                                                        --------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
           Amdocs, Ltd.*.....................   170,700      4,694,250
           Sprint Corp.......................   526,300     12,294,368
           XM Satelite Radio Holdings,
             Inc. - Class A*(a)..............   240,600      6,563,568
                                                        --------------
                                                            23,552,186
                                                        --------------
           TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
           American Tower Corp. - Class A*...   300,000      8,130,000
                                                        --------------
           Total Common Stocks (Cost $ 1,025,199,749)    1,132,095,417
                                                        --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                     PAR          VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------
     SHORT-TERM INVESTMENTS 7.5%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be
       repurchased at $4,651 on 01/03/06
       collateralized by $10,000 FNMA
       3.125% due 12/15/07 with a value
       of $9,727.............................. $     4,650 $        4,650
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be
       repurchased at $35,639,790 on
       01/03/06 collateralized by
       $36,375,000 FHLB 4.125% due
       10/19/07 with a value of
       $36,341,280............................  35,628,706     35,628,706
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be
       repurchased at $185,702 on
       01/03/06 collateralized by $190,000
       FHLB 3.625% due 01/15/08 with a
       value of $189,357......................     185,644        185,644
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  51,990,284     51,990,284
                                                           --------------
     Total Short-Term Investments
     (Cost $ 87,809,284)                        87,809,284     87,809,284
                                                           --------------

     TOTAL INVESTMENTS - 104.5%
     (Cost $ 1,113,009,033)                                 1,219,904,701

     Other Assets and Liabilities (net)  - (4.5%)             (53,038,516)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $1,166,866,185
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 0.5%
      Badger Tob Asset Securitization Corp.
        6.375%, due 06/01/32................ $   1,000,000 $     1,064,940
      California County Tob Securitization
        Agency 5.625%, due 06/01/23.........       180,000         182,144
      Golden State Tob Securitization Corp.
        6.750%, due 06/01/39................     1,000,000       1,119,610
      Ohio State 5.000%, due 06/15/13+......     1,000,000       1,085,250
      Tobacco Settlement Financing Corp.
        6.000%, due 06/01/23................     1,000,000       1,047,490
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28............................       200,000         214,020
                                                           ---------------
      Total Municipals
      (Cost $4,172,362)                                          4,713,454
                                                           ---------------

      DOMESTIC BONDS & DEBT SECURITIES - 19.3%
      ASSET-BACKED SECURITIES - 10.4%
      AAA Trust 4.480%, due 11/26/35
        (144A)(b)...........................       838,605         839,655
      Ace Securities Corp. 4.489%, due
        10/25/35+...........................     4,291,510       4,294,514
      Aegis Asset Backed Securities Trust
        4.580%, due 09/25/34+...............       527,393         527,720
      Argent Securities, Inc.
        4.499%, due 10/25/35+...............     1,312,239       1,313,152
       4.519%, due 02/25/36+................     5,505,777       5,507,500
      Asset Backed Funding Certificates
        4.489%, due 06/25/35+...............     1,964,333       1,964,333
       4.490%, due 06/25/35+................     5,796,582       5,798,897
      Asset Backed Secs Corporation Home
        4.489%, due 02/25/35+...............       482,269         482,637
      BAE Systems Holdings, Inc. 4.740%, due
        08/15/08 (144A)(b)+.................       300,000         300,406
      Bear Stearns Asset Backed Securities,
        Inc. 4.589%, due 01/25/29+..........       685,311         686,050
       4.579%, due 09/25/34+................     1,619,336       1,621,393
       4.719%, due 01/25/36+................       400,000         400,125
      Carrington Mortgage Loan Trust
        4.459%, due 06/25/35+...............       202,986         203,112
       4.499%, due 12/25/35+................     4,216,777       4,217,435
      Citigroup Mortgage Loan Trust, Inc.
        4.489%, due 09/25/35+...............     3,002,069       3,004,114
       4.900%, due 12/25/35+................       300,000         297,861
      Countrywide Asset-Backed Certificates
        4.479%, due 01/25/36+...............     2,217,815       2,219,335
       4.569%, due 01/25/36+................     1,300,000       1,300,993
      Equity One ABS, Inc. 4.679%, due
        04/25/34+...........................       785,944         787,899
      FBR Securitization Trust
        4.499%, due 09/25/35+...............     2,131,458       2,132,779
       4.559%, due 09/25/35+................     2,300,000       2,301,717
       4.489%, due 10/25/35+................       737,888         738,411
       4.499%, due 10/25/35+................     1,124,602       1,124,778

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    ASSET-BACKED SECURITIES - CONTINUED
    First NLC Trust 4.490%, due
      12/25/35+.............................. $   2,236,479 $     2,237,863
    First USA Credit Card Master Trust
      4.560%, due 10/20/08+..................     2,700,000       2,702,469
    Ford Credit Auto Owner Trust 4.240%,
      due 03/15/08...........................     1,600,000       1,594,431
    Fremont Home Loan Trust 4.460%, due
      01/25/36+..............................     4,500,000       4,507,052
    GSAMP Mortgage Secs Corp. 4.490%,
      due 01/25/36+..........................     3,876,310       3,878,709
    GSAMP Trust 4.670%, due
      03/25/34+..............................       660,624         661,033
    Home Equity Asset Trust 4.489%, due
      02/25/36+..............................     1,058,969       1,059,811
    Indymac Residential Asset Backed Trust
      4.470%, due 03/25/36+..................     1,600,000       1,599,750
    Long Beach Mortgage Loan Trust
      4.579%, due 11/25/34+..................     1,709,017       1,711,094
    Merrill Lynch Mortgage Investors, Inc.
      4.479%, due 06/25/36+..................     3,223,511       3,225,222
     4.536%, due 06/25/36+...................     2,900,000       2,897,718
    Morgan Stanley ABS Capital I 4.529%,
      due 11/25/34+..........................       915,013         915,657
    New Century Home Equity Loan Trust
      4.489%, due 09/25/35+..................     1,142,085       1,142,941
     4.499%, due 10/25/35+...................       280,061         280,277
    Option One Mortgage Loan Trust
      4.479%, due 11/25/35+..................     1,570,008       1,571,106
    Park Place Securities, Inc. 4.549%, due
      02/25/35+..............................       579,481         579,922
    People's Choice Home Loan Securities
      Trust 4.489%, due 05/25/35+............       433,105         433,429
    Quest Trust 4.559%, due 03/25/35
      (144A)(b)+.............................       140,424         140,521
    Renaissance Home Equity Loan Trust
      4.529%, due 11/25/35+..................       555,098         370,320
    Residential Asset Mortgage Products, Inc.
     4.539%, due 09/25/13+...................     1,258,591       1,259,576
     4.719%, due 11/25/33+...................     1,957,695       1,958,908
     4.479%, due 05/25/35+...................       247,123         247,304
    Residential Asset Security Corp. 4.479%,
      due 10/25/35+..........................     3,253,030       3,255,182
    SLM Student Loan Trust 4.257%, due
      01/25/13+..............................     1,500,000       1,499,011
    Small Business Administration 4.504%,
      due 02/10/14...........................     2,509,711       2,452,238
    Soundview Home Loan Trust 4.489%,
      due 05/25/35+..........................     2,462,393       2,463,796
    Structured Adjustable Rate Mortgage
      Loan Trust 4.509%, due
      03/25/35+..............................       275,581         275,721

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
     Structured Asset Investment Loan Trust
       4.468%, due 07/25/35+................. $     514,727 $       515,119
     Structured Asset Secs Corp. 4.900%, due
       04/25/35..............................     1,967,286       1,927,232
     Wachovia Auto Owner Trust 4.820%,
       due 02/20/09..........................     8,900,000       8,908,348
     Redwood Capital, Ltd. 2003-3 7.904%,
       due 01/01/06 (144A)(a)+...............     1,200,000       1,201,152
     Redwood Capital, Ltd. 2003-4 6.354%,
       due 01/01/06 (144A)(a)+...............     1,200,000       1,201,092
     Truman Capital Mortgage Loan Trust
       4.718%, due 01/25/34
       (144A)(b)+............................       165,469         165,883
                                                            ---------------
                                                                100,904,703
                                                            ---------------
     AUTOMOBILES - 0.5%
     Daimler Chrysler NA Holding 4.700%,
       due 03/07/07+.........................     4,400,000       4,397,004
                                                            ---------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 5.3%
     Banc of America Mortgage Securities
       6.500%, due 09/25/33..................       339,013         339,995
     Bear Stearns Adjustable Rate Mortgage
       Trust 4.203%, due 01/25/34+...........     3,355,714       3,333,205
     Countrywide Home Loans
       4.668%, due 04/25/35+.................     5,472,493       5,462,650
      4.718%, due 06/25/35
        (144A)(b)+...........................       889,293         891,179
     Credit Suisse First Boston Mortgage
       Securities Corp. 4.938%, due
       05/15/10..............................     1,100,000       1,101,287
     First Horizon Pass Trust Mortgage
       4.767%, due 06/25/34..................     1,256,857       1,247,695
     GE Capital Commercial Mortgage Corp.
       5.007%, due 12/10/37..................     7,143,456       7,004,050
     GGP Mall Properties Trust 5.007%, due
       11/15/11 (144A)(b)....................     1,345,237       1,347,089
     Greenpoint Mortgage Funding Trust
       4.598%, due 05/25/45+.................     3,061,853       3,058,557
      4.648%, due 11/25/45+..................     1,640,733       1,639,918
     GS Mortgage Security Corp. 4.541%, due
       09/25/35+.............................     2,453,951       2,415,342
     Saco I Trust 4.488%, due 10/25/33+......     2,630,552       2,632,181
     Sequoia Mortgage Trust 4.720%, due
       10/19/26+.............................       944,105         945,495
     SG Mortgage Secs Trust 4.478%, due
       09/25/35+.............................     2,101,176       2,102,477
     Small Business Administration
       Participation Certificates 4.880%, due
       11/01/24..............................     5,118,922       5,077,707

     ------------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ------------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
     Structured Asset Securities Corp.
       4.508%, due 12/25/35
       (144A)(a)+........................... $   3,199,882 $     3,201,864
     Wachovia Mortgage Loan Trust LLC
       4.488%, due 10/25/35+................     1,853,820       1,855,096
     Washington Mutual
       4.481%, due 10/25/45+................     7,046,369       7,037,320
      4.638%, due 12/25/45+.................       890,247         893,460
                                                           ---------------
                                                                51,586,567
                                                           ---------------
     ELECTRIC UTILITIES - 0.1%
     Nisource Finance Corp. 4.950%, due
       11/23/09+............................       800,000         803,353
                                                           ---------------
     FINANCIALS - DIVERSIFIED - 2.8%
     Ford Motor Credit Co.
       6.875%, due 02/01/06.................     1,700,000       1,696,377
      5.290%, due 11/16/06+.................     2,400,000       2,330,887
      5.450%, due 03/21/07+.................     4,300,000       4,096,774
     General Electric Capital Corp.
       4.480%, due 03/04/08+................     3,300,000       3,303,201
      4.520%, due 12/12/08+.................       800,000         800,386
     General Motors Acceptance Corp.
       5.240%, due 05/18/06+................     1,500,000       1,472,077
      5.050%, due 01/16/07+.................       200,000         190,075
     Goldman Sachs Group, Inc.
       4.331%, due 08/01/06+................     3,300,000       3,302,300
      4.819%, due 06/28/10+.................     4,400,000       4,420,258
     Toyota Motor Credit Corp. 4.310%, due
       09/18/06+............................     5,500,000       5,501,155
                                                           ---------------
                                                                27,113,490
                                                           ---------------
     INSURANCE - 0.1%
     Residential Reinsurance, Ltd. 9.360%,
       due 06/08/06 (144A)(a)+..............       500,000         480,225
                                                           ---------------
     MISCELLANEOUS - 0.2%
     Phoenix Quake Wind, Ltd. 6.504%, due
       07/03/08 (144A)(a)+..................     1,500,000       1,525,755
     Vita Capital, Ltd. 5.404%, due 01/01/07
       (144A)(a)+...........................       800,000         801,448
                                                           ---------------
                                                                 2,327,203
                                                           ---------------
     Total Domestic Bonds & Debt Securities
     (Cost $188,063,827)                                       187,612,545
                                                           ---------------

     FOREIGN BONDS & DEBT SECURITIES - 2.6%
     BRAZIL - 0.1%
     Federative Republic of Brazil 8.000%,
       due 01/15/18.........................     1,055,000       1,140,983
                                                           ---------------
     CANADA - 0.1%
     Government of Canada 3.000%, due
       12/01/36.............................       629,172         747,101
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      CAYMAN ISLANDS - 0.3%
      Atlantic & Western, Ltd.
       10.500%, due 01/09/07
         (144A)(b)+........................ $   2,000,000 $     2,000,500
       10.750%, due 01/09/09
         (144A)(b)+........................     1,200,000       1,197,720
                                                          ---------------
                                                                3,198,220
                                                          ---------------
      FRANCE - 1.2%
      Government of France 3.000%, due
        07/25/12(c)........................     7,597,520      10,090,116
      Republic of France 2.400%, due
        03/23/06(c)........................       390,000         459,437
      Republic of France 5.000%, due
        01/12/06...........................       390,000         462,721
                                                          ---------------
                                                               11,012,274
                                                          ---------------
      JAPAN - 0.0%
      Resona Bank, Ltd. 5.850%, due
        09/29/49 (144A)(b)+................       200,000         199,535
                                                          ---------------
      NETHERLANDS - 0.1%
      Netherlands Kingdom 6.000%, due
        01/15/06...........................       700,000         831,164
                                                          ---------------
      RUSSIA - 0.8%
      Russian Federation 5.000%/7.500% due
        03/31/30++.........................     7,200,000       8,134,200
                                                          ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $25,540,350)                                       25,263,477
                                                          ---------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 114.1%
      Federal Home Loan Mortgage Corp.
        4.720%, due 12/15/30+..............       600,903         602,962
       4.530%, due 02/25/45+...............     6,799,101       6,845,179
      Federal National Mortgage Assoc.
        4.325%, due 09/07/06+..............    32,600,000      32,603,521
       4.375%, due 09/21/06+...............    16,500,000      16,499,555
       5.500%, due 06/01/34................       792,459         785,705
       4.529%, due 08/25/34+...............     1,976,094       1,974,603
       4.197%, due 11/01/34................     8,376,840       8,285,570
       4.747%, due 01/01/35................       802,461         799,449
       5.500%, due 03/01/35................       850,902         843,013
       5.500%, due 04/01/35................       309,774         306,902
       5.500%, due 05/01/35................       818,571         810,982
       5.500%, due 06/01/35................     1,688,519       1,672,865
       5.500%, due 07/01/35................     2,542,592       2,519,020
       5.500%, due 08/01/35................     6,276,612       6,218,423
       5.500%, due 09/01/35................     2,527,634       2,504,201
       4.526%, due 03/01/44................    15,301,366      15,400,339
       5.500%, due TBA(d)..................    39,000,000      38,622,168
      FHLMC Structured Pass Through
        Securities
        4.509%, due 08/25/31+..............       320,377         322,121
       4.526%, due 10/25/44+...............    23,626,214      23,772,834

        ----------------------------------------------------------------
        SECURITY                            SHARES/PAR       VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        U.S. Treasury Inflation Index Bond
          2.375%, due 01/15/25............ $ 120,533,112 $   126,719,956
         3.625%, due 04/15/28.............    30,346,024      39,155,869
         3.875%, due 04/15/29.............    69,403,682      93,673,317
         3.375%, due 04/15/32.............     3,344,940       4,352,342
        U.S. Treasury Inflation Index Note
          3.375%, due 01/15/07............     3,373,596       3,399,428
         3.625%, due 01/15/08.............    27,080,235      27,815,436
         3.875%, due 01/15/09.............    61,833,712      65,007,575
         4.250%, due 01/15/10.............    32,886,529      35,661,363
         3.500%, due 01/15/11.............    61,973,040      66,253,084
         3.375%, due 01/15/12.............       780,206         839,179
         1.875%, due 07/15/13.............    24,137,344      23,814,893
         2.000%, due 01/15/14.............   114,392,412     113,780,298
         2.000%, due 07/15/14.............    66,776,184      66,424,073
        U.S. Treasury Note
          0.875%, due 04/15/10............    69,384,680      65,983,235
         3.000%, due 07/15/12.............    86,626,664      91,621,297
         4.250%, due 11/15/14.............    15,800,000      15,621,018
         1.625%, due 01/15/15.............    18,138,225      17,480,007
         1.875%, due 07/15/15.............    65,016,972      63,960,511
         4.500%, due 11/15/15.............    23,200,000      23,397,571
        U.S. Treasury Bond 6.625%, due
          02/15/27........................     1,500,000       1,903,478
                                                         ---------------
        Total U.S. Government & Agency
        Obligations
        (Cost $1,109,664,183)                              1,108,253,342
                                                         ---------------

        PREFERRED STOCK - 0.1%
        Federal National Mortgage Assoc.
        7.000%+ (Cost $470,000)                    9,400 $       512,300
                                                         ---------------
        OPTIONS - 0.0%
        Eurodollar Puts, Expire 03/01/06..    87,000,000               0
        Swaption Puts, Expire 01/19/2006..    94,000,000               0
                                                         ---------------
        Total Options
        (Cost $42,421)                                                 0
                                                         ---------------

        SHORT-TERM INVESTMENTS - 64.8%
        U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 5.2%
        Federal Home Loan Bank 3.350%, due
          01/03/06(c)..................... $  26,600,000 $    26,594,975
        Federal Home Loan Mortgage Corp.
          3.655%, due 02/28/06(c).........    23,600,000      23,439,546
        U.S Treasury Bill
          3.830%, due 03/16/06(c).........       315,000         312,515
         3.880%, due 03/16/06(c)..........        60,000          59,522
        U.S. Treasury Bill 3.926%, due
          03/02/06(c).....................        30,000          29,804
                                                         ---------------
                                                              50,436,362
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     COMMERCIAL PAPER - 48.3%
     Bank of Ireland
       3.960%, due 01/27/06 (144A)(b)........ $   3,400,000 $     3,390,276
      4.330%, due 02/23/06 (144A)(b).........    25,000,000      24,840,632
     Barclays Plc
       4.155%, due 02/21/06..................    17,000,000      16,899,934
      4.410%, due 03/29/06...................    12,200,000      12,069,978
     BNP Paribas Finance
       4.118%, due 02/21/06..................     4,400,000       4,374,331
     CBA Finance, Inc.
       4.260%, due 01/09/06..................    10,000,000       9,990,533
      4.150%, due 01/31/06...................    18,700,000      18,635,329
     Citibank NA 4.340%, due 02/23/06........    23,000,000      23,000,000
     Danske Corp.
       4.280%, due 01/09/06 (144A)(b)........    24,300,000      24,276,888
      4.150%, due 02/27/06 (144A)(b).........       300,000         298,029
     Dexia Delaware LLC
       4.280%, due 01/10/06..................     2,800,000       2,797,004
      4.160%, due 02/02/06...................    26,000,000      25,903,858
     DNB Nor Bank ASA 4.165%, due
       02/03/06..............................    26,000,000      25,900,734
     Fortis Funding LLC 3.965%, due
       01/30/06 (144A)(b)....................    25,700,000      25,617,913
     General Electric Capital Corp.
       4.140%, due 01/27/06..................    12,700,000      12,662,027
      4.170%, due 02/01/06...................    12,200,000      12,156,192
     HBOS Treasury Services PLC 4.175%,
       due 02/07/06..........................    26,000,000      25,888,435
     IXIS Commercial Paper Corp. 4.195%,
       due 02/09/06 (144A)(b)................     1,200,000       1,194,547
      4.190%, due 02/16/06 (144A)(b).........    10,300,000      10,244,855
      4.280%, due 02/22/06 (144A)(b).........    15,600,000      15,503,557
      4.440%, due 04/19/06 (144A)(b).........     2,200,000       2,170,696
     National Australia Funding, Inc. 4.290%,
       due 01/05/06 (144A)(b)................    26,600,000      26,587,321
     Rabobank USA Financial Corp. 4.290%,
       due 01/03/06..........................     3,600,000       3,599,142
     Skandinaviska Enskilda Banken 3.985%,
       due 01/05/06 (144A)(b)................       400,000         399,823
      4.170%, due 02/03/06 (144A)(b).........     2,100,000       2,091,973
     Societe Generale North America
       4.310%, due 01/03/06..................       800,000         799,808
      4.145%, due 02/01/06...................     2,900,000       2,889,649
      4.430%, due 04/20/06...................    25,700,000      25,355,285
     Svenska Handelsbanken, Inc. 4.160%,
       due 02/02/06..........................    26,000,000      25,903,858

     ---------------------------------------------------------------------
     SECURITY                                   PAR            VALUE
     DESCRIPTION                               AMOUNT         (NOTE 2)
     ---------------------------------------------------------------------

     COMMERCIAL PAPER - CONTINUED
     Swedish National Housing Finance Corp.
       4.340%, due 03/06/06 (144A)(b)...... $  26,000,000 $    25,799,395
     UBS Finance, Inc.
       4.290%, due 01/03/06................     3,800,000       3,799,094
      4.300%, due 01/03/06.................       900,000         899,785
      4.155%, due 02/28/06.................    24,700,000      24,534,654
     Westpac Banking Corp.
       4.055%, due 01/17/06 (144A)(b)......       300,000         299,460
      4.190%, due 02/07/06 (144A)(b).......     1,700,000       1,692,679
      4.310%, due 02/28/06 (144A)(b).......       700,000         695,139
      4.220%, due 03/02/06 (144A)(b).......    18,000,000      17,873,400
     Westpactrust Securities, Ltd. 4.440%,
       due 04/28/06 (144A)(b)..............     8,600,000       8,475,902
                                                          ---------------
                                                              469,512,115
                                                          ---------------
     REPURCHASE AGREEMENTS - 11.3%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement,
       dated 12/30/05 at 3.400% to be
       repurchased at $105,809,992 on
       01/03/06 collateralized by
       109,572,000 U.S. Treasury Note
       4.000% due 02/15/14 with a value of
       $108,224,681........................   105,800,000     105,800,000
     State Street Bank & Trust Co.,
       Repurchased Agreement,
       dated 12/30/05 at 2.000% to be
       repurchased at $3,602,800 on
       01/03/06 collateralized by 3,585,000
       FNMA 5.000% due 01/15/07 with a
       value of $3,675,557.................     3,602,000       3,602,000
                                                          ---------------
                                                              109,402,000
                                                          ---------------
     Total Short-Term Investments
     (Cost $629,350,477)                                      629,350,477
                                                          ---------------

     TOTAL INVESTMENTS - 201.4%
     (Cost $1,957,303,620)                                  1,955,705,595

     Other Assets and Liabilities (net) - (101.4%)           (984,494,557)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $   971,211,038
                                                          ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermaned date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 0.86% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

(d) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        59.48%
                 AA                                      21.64%
                 A                                       11.08%
                 BBB                                      6.44%
                 BB                                       1.36%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                                   STRIKE     NUMBER OF
PUT OPTIONS                         EXPIRATION     PRICE      CONTRACTS      VALUE
--------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures  02/24/2006   $    107.00         (67) $   (10,469)
(Written Option Premium $29,095)

                                                   STRIKE     NUMBER OF
CALL OPTIONS                        EXPIRATION     PRICE      CONTRACTS      VALUE
--------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures  02/24/2006   $    111.00         (67) $   (16,750)
(Written Option Premium $15,485)

SECURITY SOLD SHORT                INTEREST RATE  MATURITY    PROCEEDS       VALUE
--------------------------------------------------------------------------------------
U.S. Treasury Note                        4.25%   11/15/2013 $14,300,164  $14,465,417
U.S. Treasury Note                        3.88%    1/15/2009  12,898,193   12,469,393
                                                             -----------  -----------
                                                             $27,198,357  $26,934,810
                                                             ===========  ===========


                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 2.2%
      Badger Tobacco Asset Securitization Corp.
        6.125%, due 06/01/27................... $  295,000    $  311,001
       6.375%, due 06/01/32....................    360,000       383,378
      Badger Tobacco Asset Security Corp.
        5.750%, due 06/01/11...................  2,000,000     2,113,780
      California Infrastructure & Economic
        Development (AMBAC) 5.000%,
        due 07/01/36...........................  1,350,000     1,410,399
      California State Economic Recovery
        5.250%, due 07/01/12...................  3,300,000     3,596,637
      Clark County Nevada School District
        (FGIC) 6.970%, due
        06/15/13** (144A)(c)...................  1,000,000     1,212,920
      Energy Northwest Washington Electric
        Revenue
        5.500%, due 07/01/12...................  1,600,000     1,759,936
       7.220%, due 07/01/14** (144A)(c)........  1,000,000     1,229,360
      Florida State 5.000%, due 06/01/32.......    900,000       941,301
      Florida State Board of Education 5.000%,
        due 06/01/32...........................    400,000       417,268
      Georgia State
        6.220%, due 05/01/20** (144A)(c).......  1,000,000     1,161,660
      Golden State Tobacco Securitization Corp.
        6.250%, due 06/01/33...................    640,000       696,813
       6.750%, due 06/01/39....................  3,400,000     3,806,674
      Illinois Development Finance Authority
        (AMBAC) 6.350%, due
        02/01/33** (144A)(c)...................  3,705,000     3,881,951
      Liberty New York Development Corp.
        Revenue 5.250%, due 10/01/35...........  3,000,000     3,409,620
      New York City Municipal Water Finance
        Authority
        6.220%, due 06/15/34** (144A)(c).......  1,030,000     1,099,751
       5.000%, due 06/15/35 (144A)(c)..........    650,000       698,919
       5.000%, due 06/15/38** (144A)(c)........  2,400,000     2,579,136
      Northern Tobacco Securization Corp.
        6.500%, due 06/01/31...................    900,000       945,126
      Tacoma Washington Regional Water Supply
        Systems (MBIA Insured) 5.000%, due
        12/01/32...............................    800,000       825,880
      Texas State 4.750%, due
        04/01/35 (144A)(c).....................  2,400,000     2,431,824
      Texas State University Systems Financing
        Revenue 5.000%, due 03/15/34...........    890,000       924,915
      Tobacco Settlement Funding Corp.
        6.375%, due 06/01/32...................  1,400,000     1,535,072
       5.875%, due 05/15/39....................  2,000,000     2,098,660
       6.750%, due 06/01/39....................  1,200,000     1,339,572
       6.125%, due 06/01/42....................  1,200,000     1,258,416

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - CONTINUED
      6.250%, due 06/01/42..................... $1,300,000   $ 1,357,655
     Tobacco Settlement Revenue Management
       6.375%, due 05/15/28....................  1,800,000     1,926,180
     Wisconsin State (MBIA Insured) 5.000%,
       due 05/01/13............................  3,000,000     3,243,990
                                                             -----------
     Total Municipals (Cost $46,701,399)                      48,597,794
                                                             -----------

     DOMESTIC BONDS & DEBT SECURITIES - 12.4%
     AEROSPACE & DEFENSE - 0.0%
     General Dynamics Corp. 2.125%, due
       05/15/06................................    325,000       322,135
                                                             -----------
     AIRLINES - 0.0%
     United Airlines, Inc. 4.090%, due
       03/02/49**(c)(d)........................    277,646       277,717
                                                             -----------
     ASSET-BACKED SECURITIES - 1.9%
     Ameriquest Mortgage Securities, Inc.
       4.939%, due 06/25/34** (144A)(c)........    758,779       760,757
     Bank One Issuance Trust 4.419%, due
       10/15/08**..............................  7,100,000     7,104,966
     Bear Stearns Asset-Backed Securities, Inc.
       4.779%, due 10/27/32**..................    102,276       102,773
     Carrington Mortgage Loan Trust 4.469%,
       due 05/25/35**..........................  2,599,733     2,601,560
     Chec Loan Trust 4.549%, due
       01/25/25**..............................  1,038,517     1,039,248
     Citigroup Mortgage Loan Trust 4.469%,
       due 05/25/35**..........................  1,383,848     1,384,930
     Countrywide Asset-Backed Certificates
       4.689%, due 03/25/34**..................    259,160       259,326
     Daimler Chrysler Auto Trust 3.750%, due
       12/08/07................................  3,761,956     3,753,176
     First NLC Trust 4.489%, due
       09/25/35**..............................  2,767,204     2,769,070
     Fremont Home Loan Trust 4.469%, due
       04/25/35**..............................    912,359       913,065
     Household Automotive Trust
       3.300%, due 05/18/09....................  1,250,000     1,239,649
      4.390%, due 05/18/09.....................  5,859,438     5,850,275
     Household Home Equity Loan Trust
       4.720%, due 10/20/32**..................    134,705       134,837
     Ixis Real Estate Capital Trust 4.459%, due
       09/25/35**..............................  3,356,506     3,358,078
     Morgan Stanley Home Equity Loans
       4.499%, due 12/25/34....................    916,735       917,327
     Nissan Auto Lease Trust 2.900%, due
       08/15/07................................  2,200,000     2,181,215
     Option One Mortgage Loan Trust 4.699%,
       due 08/25/33**..........................     72,812        72,973
     Renaissance Home Equity Loan Trust
       4.819%, due 08/25/33**..................    754,000       756,663

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
      4.559%, due 02/25/35**................... $  735,365   $   735,900
     Residential Asset Securities Corp. 4.469%,
       due 04/25/35**..........................  3,433,610     3,436,304
     SLM Student Loan Trust 2.990%, due
       12/15/22 (144A)(c)......................    910,000       892,851
     Structured Asset Securities Corp. 4.879%,
       due 05/25/32**..........................    516,233       518,891
     Vanderbilt Mortgage Finance, Inc. 6.545%,
       due 04/07/18............................     15,452        15,494
     Wachovia Asset Securitization, Inc.
       4.639%, due 06/25/33**..................    325,655       326,626
                                                             -----------
                                                              41,125,954
                                                             -----------
     AUTOMOBILES - 0.2%
     Daimler Chrysler NA Holdings 7.200%,
       due 09/01/09............................    255,000       269,890
     Ford Motor Co. 7.450%, due 07/16/31.......  4,400,000     3,014,000
                                                             -----------
                                                               3,283,890
                                                             -----------
     BANKS - 0.3%
     ABN AMRO NA Holding Capital 6.523%,
       due 12/01/49** (144A)(c)................    345,000       367,929
     ANZ Capital Trust I 5.360%, due
       12/29/49 (144A)(c)......................    525,000       519,604
     HSBC Capital Funding LP
       8.030%, due 12/29/49 (144A)(c)..........    585,000       551,708
      9.547%, due 12/31/49** (144A)(c).........    350,000       409,997
     Popular NA, Inc.
       6.125%, due 10/15/06....................    610,000       613,565
      4.700%, due 06/30/09.....................     50,000        49,158
     Rabobank Capital Fund III 5.254%, due
       12/29/49** (144A)(c)....................    370,000       363,533
     RBS Capital Trust II 6.425%, due
       12/29/49**..............................    120,000       126,352
     RBS Capital Trust III 5.512%, due
       09/29/49**..............................    815,000       811,634
     SunTrust Banks, Inc. 2.500%, due
       11/01/06................................    525,000       512,867
     US Bank NA 2.850%, due 11/15/06...........    695,000       683,674
     Westpac Capital Trust III 5.819%, due
       12/29/49** (144A)(c)....................     80,000        81,861
     Westpac Capital Trust IV 5.256%, due
       12/29/49** (144A)(c)....................    165,000       161,930
     Fleet Boston Financial Corp. 7.375%, due
       12/01/09................................     70,000        75,999
                                                             -----------
                                                               5,329,811
                                                             -----------
     CHEMICALS - 0.0%
     Dow Chemical Co. 7.375%, due
       11/01/29................................    185,000       223,576

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       CHEMICALS - CONTINUED
       ICI Wilmington, Inc. 5.625%, due
         12/01/13............................ $   340,000  $   338,959
                                                           -----------
                                                               562,535
                                                           -----------
       COLLATERALIZED MORTGAGE OBLIGATIONS - 7.0%
       Adjustable Rate Mortgage Trust 4.626%,
         due 05/25/35**......................   7,376,124    7,280,006
       American Home Mortgage Investment
         Trust 4.390%, due 02/25/45**........   9,529,566    9,304,844
       Bank America Mortgage Securities, Inc.
         4.829%, due 01/25/34**..............   2,492,994    2,509,885
        5.000%, due 05/25/34.................   4,536,123    4,471,818
       Bank of America Funding Corp. 4.116%,
         due 05/25/35**......................  10,635,270   10,363,745
       Bear Stearns Adjustable Rate Mortgage
         Trust
         5.348%, due 02/25/33**..............     242,668      242,368
        4.750%, due 10/25/35.................   9,887,696    9,826,167
       Bear Stearns ALT-A Trust 5.424%, due
         05/25/35**..........................   7,606,760    7,632,508
       Bear Stearns Commercial Mortgage
         Securities, Inc. 5.060%, due
         11/15/16............................     382,289      382,616
       Cendant Mortgage Corp. 6.000%, due
         07/25/43 (144A)(c)..................     890,141      895,110
       Countrywide Home Loans
         4.699%, due 03/25/35**..............   6,698,687    6,691,179
        4.719%, due 06/25/35**
          (144A)(c)..........................  17,074,435   17,110,631
       Credit Suisse First Boston Mortgage
         Securities Corp.
         5.750%, due 09/22/17................   1,710,513    1,692,381
        2.478%, due 03/25/32**
          (144A)(c)..........................     307,579      308,553
        6.500%, due 04/25/33.................     889,809      893,481
        2.361%, due 08/25/33** (144A)(c).....     829,207      835,074
       DSLA Mortgage Loan Trust 5.387%, due
         07/19/44**..........................   7,806,364    7,886,725
       GMAC Mortgage Corp. 5.940%, due
         07/01/13............................      91,555       89,983
       GMAC Mortgage Corp. Loan Trust
         5.500%, due 09/25/34................   4,466,560    4,441,855
       Green Tree Financial Corp. 6.220%, due
         03/01/30............................     236,978      234,485
       GSR Mortgage Loan Trust
         6.000%, due 03/25/32................       7,019        7,009
        5.500%, due 11/25/35.................  10,295,396   10,331,103
       Harborview Mortgage Loan Trust 4.590%,
         due 05/19/35**......................   7,595,265    7,561,789
       Indymac ARM Trust 5.167%, due
         01/25/32**..........................       6,796        6,780

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Indymac MBS, Inc. 4.779%, due
        05/25/33**............................ $3,330,746   $  3,338,280
      Mellon Residential Funding Corp. 4.290%,
        due 07/25/29**........................     86,347         86,994
      MLCC Mortgage Investors, Inc. 4.749%,
        due 03/15/25**........................    182,695        183,517
      Morgan Stanley Dean Witter Capital
        4.920%, due 03/12/35..................    495,000        488,185
      Residential Accredit Loans, Inc.
        5.500%, due 06/25/17..................     17,048         17,047
       4.779%, due 03/25/33**.................  3,130,654      3,135,049
      Residential Funding Mortgage Securities
        4.729%, due 06/25/18**................  1,840,155      1,841,512
      Sequoia Mortgage Trust 4.720%, due
        07/20/33**............................  1,299,308      1,303,325
      Structured Asset Mortgage Investments,
        Inc.
        5.046%, due 03/25/32**................  3,289,246      3,309,815
       4.609%, due 05/25/45**.................  6,963,372      6,940,367
      Washington Mutual, Inc.
        4.649%, due 12/25/27**................  7,555,581      7,554,737
       5.139%, due 10/25/32**.................    226,738        226,190
       4.324%, due 02/27/34**.................  1,121,861      1,117,491
       4.519%, due 12/25/40**.................      9,165          9,142
       4.726%, due 06/25/42**.................  2,960,273      2,969,509
       4.563%, due 08/25/42**.................  1,232,614      1,226,782
      Wells Fargo Mortgage-Backed Securities
        Trust 4.657%, due 09/25/33**..........  7,196,975      7,071,533
                                                            ------------
                                                             151,819,570
                                                            ------------
      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      Cendant Corp. 7.125%, due 03/15/15......    240,000        269,575
                                                            ------------
      ELECTRIC UTILITIES - 0.3%
      Alabama Power Co. 2.800%, due
        12/01/06..............................    250,000        245,647
      Arizona Public Service Co. 4.650%, due
        05/15/15..............................    165,000        156,676
      Dominion Resources, Inc.
        8.125%, due 06/15/10..................    335,000        372,695
       6.300%, due 03/15/33...................    210,000        214,364
      DTE Energy Co. 6.375%, due 04/15/33.....    260,000        266,926
      Entergy Gulf States 3.600%, due
        06/01/08..............................  1,400,000      1,347,028
      FPL Group Capital, Inc. 7.625%, due
        09/15/06..............................    405,000        412,443
      Pacificorp 4.300%, due 09/15/08.........    250,000        246,291
      Pepco Holdings, Inc.
        6.450%, due 08/15/12..................     90,000         94,827
       7.450%, due 08/15/32...................    180,000        209,886

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       ELECTRIC UTILITIES - CONTINUED
       PSEG Power LLC
         5.500%, due 12/01/15................. $  420,000   $   417,729
        8.625%, due 04/15/31..................    245,000       323,354
       TXU Energy Co. 4.920%, due
         01/17/06**...........................    800,000       800,000
       Progress Energy, Inc. 6.850%, due
         04/15/12.............................    650,000       698,798
                                                            -----------
                                                              5,806,664
                                                            -----------
       FINANCIALS - DIVERSIFIED - 1.1%
       American General Finance Corp.
         3.000%, due 11/15/06.................    605,000       595,746
        4.500%, due 11/15/07..................    280,000       278,297
       CIT Group, Inc. 7.750%, due 04/02/12...  1,900,000     2,157,555
       Citigroup, Inc. 5.625%, due 08/27/12...  1,000,000     1,032,135
       Ford Motor Credit Co.
         7.375%, due 10/28/09.................     60,000        53,256
        5.700%, due 01/15/10..................  5,600,000     4,764,452
        7.875%, due 06/15/10..................  1,070,000       963,752
        7.000%, due 10/01/13..................  4,100,000     3,508,251
       General Electric Capital Corp.
         5.450%, due 01/15/13.................    375,000       384,684
        6.750%, due 03/15/32..................    165,000       194,329
       General Motors Acceptance Corp. 5.625%,
         due 05/15/09.........................  3,500,000     3,116,222
       Goldman Sachs Group, Inc. 5.700%, due
         09/01/12.............................     55,000        56,655
       Heller Financial, Inc. 6.375%, due
         03/15/06.............................    400,000       401,372
       Mid-State Trust - Class A 7.791%, due
         03/15/38.............................    327,676       355,460
       Mizuho Financial Group, Inc.
         8.790%, due 12/29/49** (144A)(c).....    390,000       421,858
        9.870%, due 12/31/49** (144A)(c)......    410,000       453,688
       Morgan Stanley Group, Inc. 5.300%, due
         03/01/13.............................    800,000       802,787
       Nisource Finance Corp. 6.150%, due
         03/01/13.............................    475,000       498,168
       Prudential Holding LLC 8.695%, due
         12/18/23 (144A)(c)...................    150,000       190,589
       Qwest Capital Funding, Inc. 7.750%, due
         08/15/06.............................    700,000       710,500
       SLM Corp. 5.625%, due 04/10/07.........    775,000       779,876
       Small Business Administration
         7.449%, due 08/01/10.................    670,165       713,820
        6.353%, due 03/01/11..................    142,553       148,110
        5.500%, due 10/01/18..................    167,910       170,542
                                                            -----------
                                                             22,752,104
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       FOOD & DRUG RETAILING - 0.0%
       Safeway, Inc. 4.125%, due 11/01/08..... $  480,000    $  465,098
                                                             ----------

       HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
       HCA, Inc. 5.250%, due 11/06/08.........    450,000       446,321
                                                             ----------
       HEALTH CARE PROVIDERS & SERVICES - 0.0%
       UnitedHealth Group, Inc. 3.300%, due
         01/30/08.............................    340,000       329,712
                                                             ----------
       HOUSEHOLD DURABLES - 0.0%
       Centex Corp. 5.700%, due 05/15/14......    280,000       277,140
       D.R. Horton, Inc. 8.500%, due
         04/15/12.............................     60,000        64,404
       KB Home 5.750%, due 02/01/14...........    430,000       407,584
                                                             ----------
                                                                749,128
                                                             ----------
       INDUSTRIALS - 0.2%
       Airgas, Inc. 9.125%, due 10/01/11......  3,400,000     3,638,000
                                                             ----------
       INSURANCE - 0.0%
       Nationwide Financial Services, Inc.
         6.250%, due 11/15/11.................     55,000        57,959
        5.900%, due 07/01/12..................     60,000        62,638
                                                             ----------
                                                                120,597
                                                             ----------
       MEDIA - 0.1%
       Clear Channel Communications, Inc.
         5.500%, due 09/15/14.................    300,000       287,553
       Comcast Cable Holdings 8.375%, due
         03/15/13.............................    506,000       586,493
       Comcast Corp. 7.050%, due 03/15/33.....     75,000        81,224
       Cox Communications, Inc. 4.625%, due
         06/01/13.............................    430,000       401,195
       News America Holdings, Inc. 7.750%, due
         01/20/24.............................     25,000        28,255
       Time Warner Cos, Inc.
         9.150%, due 02/01/23.................    155,000       191,069
        8.375%, due 03/15/23..................    260,000       301,366
        7.625%, due 04/15/31..................    310,000       346,255
       News America Holdings, Inc. 8.250%, due
         08/10/18.............................    110,000       132,572
       Tele-Communications TCI Group 7.875%,
         due 02/15/26.........................    175,000       202,532
                                                             ----------
                                                              2,558,514
                                                             ----------
       OIL & GAS - 0.6%
       Duke Capital LLC.......................
        6.250%, due 02/15/13..................    375,000       391,093
        8.000%, due 10/01/19..................     55,000        65,789
       El Paso Corp. 7.750%, due 01/15/32.....  2,875,000     2,896,563
       Husky Energy, Inc. 6.150%, due
         06/15/19.............................    215,000       224,588

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Kinder Morgan Energy Partners
        7.400%, due 03/15/31................... $  225,000   $   259,962
       7.750%, due 03/15/32....................    135,000       161,613
       7.300%, due 08/15/33....................     90,000       103,330
      Magellan Midstream Partners 5.650%, due
        10/15/16...............................    385,000       388,833
      Pemex Project Funding Master Trust
        7.375%, due 12/15/14...................  1,700,000     1,892,950
       8.625%, due 02/01/22....................  2,944,000     3,635,840
      Pioneer Natural Resource 5.875%, due
        07/15/16...............................    405,000       401,860
      Transcontinental Gas Pipe Line Corp.
        8.875%, due 07/15/12 - Series B........     35,000        40,250
      Valero Energy Corp. 7.500%, due
        04/15/32...............................    225,000       274,310
      Williams Cos., Inc. (The) 6.375%, due
        10/01/10 (144A)(c).....................  2,900,000     2,910,875
                                                             -----------
                                                              13,647,856
                                                             -----------
      PAPER & FOREST PRODUCTS - 0.0%
      International Paper Co. 5.850%, due
        10/30/12...............................    115,000       116,850
                                                             -----------

      PHARMACEUTICALS - 0.0%
      Wyeth 6.450%, due 02/01/24...............    160,000       173,514
                                                             -----------
      RETAIL - MULTILINE - 0.0%
      Federated Department Stores, Inc. 6.300%,
        due 04/01/09...........................     60,000        61,919
                                                             -----------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.6%
      MCI, Inc. 6.688%, due 05/01/09...........  4,700,000     4,864,500
      Qwest Communications International, Inc.
        7.500%, due 02/15/14 (144A)(c).........    511,000       527,608
      Qwest Corp. 8.875%, due 03/15/12.........  1,720,000     1,947,900
      SBC Communications, Inc.
        4.125%, due 09/15/09...................  4,000,000     3,865,752
       5.100%, due 09/15/14....................    380,000       371,858
       5.625%, due 06/15/16....................    455,000       458,701
      Sprint Capital Corp. 6.900%, due
        05/01/19...............................    220,000       242,845
      Verizon Global Funding Corp. 7.375%, due
        09/01/12...............................    185,000       206,594
      Verizon New York, Inc.
       6.875%, due 04/01/12 - Series A.........    325,000       339,218
       7.375%, due 04/01/32 - Series B.........    155,000       163,438
                                                             -----------
                                                              12,988,414
                                                             -----------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
      AT&T Wireless Services, Inc.
        7.875%, due 03/01/11                       260,000       292,047
       8.125%, due 05/01/12....................      5,000         5,785

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
        8.750%, due 03/01/31................. $   245,000  $    325,547
       Cingular Wireless LLC
        6.500%, due 12/15/11.................     700,000       749,981
       Nextel Communications, Inc.
        7.375%, due 08/01/15.................      70,000        73,930
                                                           ------------
                                                              1,447,290
                                                           ------------
       TRANSPORTATION - 0.0%
       Norfolk Southern Corp.
        5.590%, due 05/17/25.................      60,000        60,119
        7.800%, due 05/15/27.................       7,000         8,895
        5.640%, due 05/17/29.................     168,000       169,321
        7.250%, due 02/15/31.................      65,000        79,096
       Union Pacific Corp. 6.625%, due
         02/01/29............................      50,000        56,644
                                                           ------------
                                                                374,075
                                                           ------------
       Total Domestic Bonds & Debt Securities
       (Cost $269,193,692)                                  268,667,243
                                                           ------------

       FOREIGN BONDS & DEBT SECURITIES - 12.5%
       ARUBA - 0.0%
       UFJ Finance Aruba AEC
        6.750%, due 07/15/13.................     220,000       240,568
                                                           ------------
       BELGIUM - 2.9%
       Kingdom of Belgium 0.010%, due
         01/12/06............................  50,000,000    59,171,530
       Telenet Communication NV 4.640%, due
         12/30/09 (144A)(b)..................   3,300,000     3,934,726
                                                           ------------
                                                             63,106,256
                                                           ------------
       BRAZIL - 0.7%
       Federal Republic of Brazil
         5.188%, due 04/15/06**..............     424,000       424,280
        11.250%, due 07/26/07................     700,000       760,900
        11.500%, due 03/12/08................   2,140,000     2,398,940
        5.250%, due 04/15/09**...............     395,328       393,790
        10.271%, due 06/29/09**..............   1,380,000     1,595,625
        9.250%, due 10/22/10.................     400,000       448,600
        11.000%, due 01/11/12................   1,265,000     1,546,463
        5.250%, due 04/15/12**...............   3,754,775     3,683,622
        8.000%, due 01/15/18.................   3,683,000     3,983,164
        11.000%, due 08/17/40................     100,000       129,025
                                                           ------------
                                                             15,364,409
                                                           ------------
       CAYMAN ISLANDS - 0.3%
       Hutchison Whampoa International, Ltd.
         6.250%, due 01/24/14 (144A)(c)......     245,000       256,881
       Mizuho Finance 5.790%, due 04/15/14
         (144A)(c)...........................     315,000       325,952

        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        CAYMAN ISLANDS - CONTINUED
        Petroleum Export, Ltd. 5.265%, due
          06/15/11 (144A)(c)................ $ 4,800,000  $ 4,759,949
                                                          -----------
                                                            5,342,782
                                                          -----------
        FRANCE - 2.4%
        AXA S.A. 8.600%, due 12/15/30.......      60,000       80,422
        France Telecom S.A.
          7.750%, due 03/01/11..............     400,000      447,255
         8.500%, due 03/01/31...............     165,000      220,823
        Republic of France
          5.000%, due 01/12/06..............  11,680,000   13,852,012
         2.179%, due 02/09/06...............  14,360,000   16,964,971
         2.386%, due 05/24/06...............   9,070,000   10,637,583
        Satbirds Finance Sarl 4.896%, due
          04/04/13 (144A)(b)................   4,000,000    4,751,872
        Sigmakalon Group BV
          4.587%, due 06/30/12* (144A)(b)...     900,000    1,044,845
         1.000%, due 09/19/12* (144A)(b)....   1,800,000    2,129,563
         1.000%, due 09/19/13* (144A)(b)....   1,800,000    2,140,885
                                                          -----------
                                                           52,270,231
                                                          -----------
        GERMANY - 0.5%
        Federal Republic of Germany 2.013%,
          due 01/18/06......................   4,200,000    4,968,911
        Kappa Jefferson 5.908%,
          due 11/29/13 (144A)(b)............   2,250,000    2,643,530
         5.908%, due 11/29/14 (144A)(b).....   2,250,000    2,643,531
                                                          -----------
                                                           10,255,972
                                                          -----------
        HONG KONG - 0.2%
        Hong Kong Government 5.125%, due
          08/01/14 (144A)(c)................   4,000,000    4,013,328
                                                          -----------
        ITALY - 0.0%
        Telecom Italia Capital 4.000%, due
          11/15/08..........................     270,000      262,018
                                                          -----------
        KOREA - 0.1%
        Industrial Bank of Korea 4.000%, due
          05/19/14** (144A)(c)..............     335,000      321,426
        Korea First Bank 7.267%, due
          03/03/34** (144A)(c)..............     240,000      262,836
        Woori Bank Korea 5.750%, due
          03/13/14** (144A)(c)..............     305,000      307,733
                                                          -----------
                                                              891,995
                                                          -----------
        LUXEMBOURG - 0.0%
        Telecom Italia Capital 4.000%, due
          01/15/10..........................     510,000      486,192
                                                          -----------
        MEXICO - 0.6%
        United Mexican States
          6.375%, due 01/16/13..............   1,185,000    1,262,025
         6.625%, due 03/03/15...............     705,000      773,738

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       --------------------------------------------------------------------
       SECURITY                                   PAR            VALUE
       DESCRIPTION                              AMOUNT          (NOTE 2)
       --------------------------------------------------------------------

       MEXICO - CONTINUED
        8.000%, due 09/24/22................. $ 1,500,000     $ 1,854,375
        11.500%, due 05/15/26................     130,000         212,875
        8.300%, due 08/15/31.................   5,925,000       7,628,437
                                                              -----------
                                                               11,731,450
                                                              -----------
       NETHERLANDS - 3.8%
       Deutsche Telekom Finance
         5.250%, due 07/22/13................     425,000         423,393
        8.250%, due 06/15/30.................      50,000          63,783
       Kingdom of the Netherlands 2.163%, due
         02/28/06............................  64,960,000      76,654,825
       UPC Broadband Holdings 4.600%, due
         04/01/10 (144A)(b)..................   4,300,000       5,068,987
                                                              -----------
                                                               82,210,988
                                                              -----------
       NORWAY - 0.0%
       Den Norske Bank
         7.729%, due 06/29/49** (144A)(c)....     115,000         128,889
                                                              -----------
       PANAMA - 0.1%
       Republic of Panama
         9.625%, due 02/08/11................     936,000       1,097,460
        9.375%, due 07/23/12.................     410,000         481,750
        9.375%, due 01/16/23.................     880,000       1,106,600
                                                              -----------
                                                                2,685,810
                                                              -----------
       PERU - 0.2%
       Republic of Peru
         9.125%, due 01/15/08................   2,200,000       2,376,000
        9.125%, due 02/21/12.................   1,660,000       1,904,850
        9.875%, due 02/06/15.................     400,000         482,000
                                                              -----------
                                                                4,762,850
                                                              -----------
       RUSSIA - 0.5%
       Morgan Stanley (Gazprom) 9.625%, due
         03/01/13 (144A)(c)..................     130,000         157,138
       Russian Federation
         8.250%, due 03/31/10................     240,000         255,672
        11.000%, due 07/24/18................     100,000         148,593
       Russian Federation 5.000%/7.5000%,
         due 03/31/30++......................   8,165,000       9,224,409
                                                              -----------
                                                                9,785,812
                                                              -----------
       SINGAPORE - 0.0%
       United Overseas Bank, Ltd. 5.375%, due
         09/03/19** (144A)(c)................     470,000         468,966
                                                              -----------
       SOUTH AFRICA - 0.0%
       Republic of South Africa 9.125%, due
         05/19/09............................     700,000         786,625
                                                              -----------
       SWEDEN - 0.0%
       Skandinaviska Enskilda Banken 4.958%,
         due 03/29/49** (144A)(c)............     415,000         399,212

      ----------------------------------------------------------------------
      SECURITY                                     PAR            VALUE
      DESCRIPTION                                AMOUNT          (NOTE 2)
      ----------------------------------------------------------------------

      SWEDEN - CONTINUED
      Swedbank Foreningssparbanken 9.000%,
        due 12/29/49** (144A)(c).............. $   180,000     $    206,756
                                                               ------------
                                                                    605,968
                                                               ------------
      UNITED KINGDOM - 0.1%
      BP Capital Markets Plc 2.750%, due
        12/29/06..............................     380,000          372,945
      British Telecom Plc 8.125%, due
        12/15/10..............................     190,000          216,511
      HBOS Capital Funding LP 6.071%, due
        06/30/49** (144A)(c)..................      45,000           46,572
      HBOS Plc 5.375%, due 12/29/49
        (144A)(c).............................     285,000          284,903
      HBOS Treasury Services Plc 3.600%, due
        08/15/07 (144A)(c)....................     425,000          417,122
      Standard Chartered Bank 8.000%, due
        05/30/31 (144A)(b)....................     235,000          304,202
                                                               ------------
                                                                  1,642,255
                                                               ------------
      UKRAINE - 0.1%
      Republic of Ukraine
        6.875%, due 03/04/11..................     200,000          206,610
       7.650%, due 06/11/13...................     500,000          540,800
      Republic of Ukraine - Series AI 11.000%,
        due 03/15/07..........................   1,926,538        2,004,562
                                                               ------------
                                                                  2,751,972
                                                               ------------
      Total Foreign Bonds & Debt Securities
      (Cost $265,554,502)                                       269,795,336
                                                               ------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 88.7%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/01/07..................     435,470          438,290
       4.500%, due 10/01/07...................   2,863,025        2,838,114
       7.000%, due 09/01/10...................      12,665           13,103
       6.500%, due 04/01/11...................     106,904          109,832
       6.000%, due 05/01/11...................     152,271          155,403
       2.750%, due 02/15/12...................   4,588,737        4,555,080
       5.500%, due 05/01/14...................      89,422           90,149
       6.000%, due 06/01/14...................     104,281          106,486
       6.000%, due 10/01/14...................      30,022           30,656
       6.000%, due 03/01/15...................       2,747            2,806
       5.500%, due 04/01/16...................      68,697           69,205
       4.000%, due 09/15/16...................   8,695,074        8,668,734
       5.000%, due 09/15/16...................   1,724,432        1,723,775
       3.500%, due 03/15/17...................  15,474,791       15,326,538
       5.000%, due 06/15/18...................   1,123,436        1,122,763
       5.500%, due 09/01/19...................   5,282,336        5,316,822
       5.000%, due 08/01/20...................     216,686          214,614
       6.000%, due 03/01/21...................     741,291          755,498
       6.000%, due 01/01/22...................   2,747,515        2,800,174
       6.000%, due 10/01/22...................   9,364,130        9,536,346

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ---------------------------------------------------------------
          SECURITY                               PAR           VALUE
          DESCRIPTION                          AMOUNT         (NOTE 2)
          ---------------------------------------------------------------

          U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
           6.000%, due 12/01/22............. $   545,945    $    555,986
           6.000%, due 02/01/23.............     825,966         841,157
           5.500%, due 03/01/23.............   2,963,350       2,966,653
           6.000%, due 04/01/23.............     452,523         460,582
           5.625%, due 11/15/23**...........   1,785,916       1,878,389
           6.500%, due 01/15/24.............     145,000         151,274
           5.803%, due 01/01/29**...........   3,649,497       3,765,496
           4.969%, due 05/15/29**...........     587,239         590,651
           6.500%, due 06/01/29.............       4,349           4,474
           6.000%, due 12/15/29.............     188,240         188,032
           5.925%, due 11/01/31**...........     294,581         295,688
           3.500%, due 07/15/32.............     614,428         589,217
           5.210%, due 08/01/32**...........   2,872,732       2,883,172
           4.619%, due 07/15/34**...........     943,569         946,183
           5.500%, due 05/01/35.............  54,240,678      53,771,723
           5.000%, due 08/01/35.............  10,493,740      10,162,531
           5.000%, due 09/01/35.............   4,387,202       4,248,730
           4.730%, due 07/25/44**...........  47,003,941      47,732,450
           4.526%, due 10/25/44**...........   8,753,319       8,807,640
                                                            ------------
                                                             194,714,416
                                                            ------------
          Federal National Mortgage Assoc.
            4.376%, due 09/22/06**..........  36,600,000      36,599,122
           5.500%, due 01/01/08.............      32,053          32,308
           5.500%, due 03/01/08.............      19,892          20,081
           5.500%, due 10/01/08.............      63,181          63,459
           6.090%, due 10/01/08.............     409,735         417,763
           5.500%, due 11/01/08.............     126,277         127,384
           6.000%, due 11/01/08.............      18,367          18,797
           5.500%, due 12/01/08.............     881,878         889,608
           5.500%, due 01/01/09.............     419,022         422,695
           5.500%, due 02/01/09.............     427,363         431,109
           5.500%, due 03/01/09.............      22,540          22,754
           6.500%, due 03/01/09.............       4,446           4,506
           5.500%, due 04/01/09.............     562,722         568,063
           5.500%, due 07/01/09.............     344,302         347,333
           5.500%, due 08/01/09.............     236,065         238,306
           4.000%, due 08/25/09.............   5,318,219       5,294,449
           5.500%, due 11/01/10.............     355,666         356,274
           5.500%, due 12/01/10.............       1,923           1,940
           5.500%, due 02/01/11.............     215,472         217,240
           5.500%, due 03/01/11.............     605,333         610,332
           5.500%, due 04/01/11.............       8,033           8,099
           7.000%, due 04/01/11.............      74,700          77,193
           5.500%, due 05/01/11.............     682,138         687,734
           7.000%, due 05/01/11.............      34,823          35,799
           5.500%, due 06/01/11.............     150,898         152,135
           5.500%, due 07/01/11.............     120,625         121,770
           4.500%, due 08/25/11.............  17,009,201      16,972,910
           5.500%, due 10/01/12.............     128,620         129,675

               ------------------------------------------------------------------
               SECURITY                           PAR               VALUE
               DESCRIPTION                      AMOUNT             (NOTE 2)
               ------------------------------------------------------------------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
                5.500%, due 08/01/13......... $   21,483          $   21,665
                5.500%, due 09/01/13.........    203,165             204,885
                5.500%, due 10/01/13.........     24,484              24,691
                5.500%, due 11/01/13.........    439,556             443,277
                8.000%, due 11/01/13.........     38,989              40,184
                5.500%, due 12/01/13.........  1,790,241           1,805,397
                6.500%, due 12/01/13.........     26,967              27,740
                5.500%, due 01/01/14.........  1,049,296           1,057,923
                5.500%, due 02/01/14.........  8,382,094           8,452,835
                5.500%, due 03/01/14.........    867,046             874,156
                5.500%, due 04/01/14.........  1,268,820           1,279,349
                5.000%, due 04/25/14.........  6,146,899           6,134,332
                5.500%, due 05/01/14.........    174,435             175,852
                5.500%, due 06/01/14.........    157,253             158,530
                5.500%, due 07/01/14.........    427,888             431,363
                5.500%, due 08/01/14.........    491,688             495,681
                8.000%, due 08/01/14.........     12,401              13,063
                5.500%, due 09/01/14.........  1,538,629           1,551,656
                5.500%, due 10/01/14.........    271,117             273,412
                5.500%, due 12/01/14.........    260,799             262,984
                5.500%, due 08/01/15.........    205,219             206,956
                5.500%, due 02/01/16.........     37,082              37,365
                5.500%, due 03/01/16.........    223,662             225,372
                5.500%, due 04/01/16.........    697,222             702,565
                6.500%, due 04/01/16.........    280,775             288,931
                5.500%, due 05/01/16.........    465,261             469,116
                5.500%, due 06/01/16.........    508,742             512,631
                6.500%, due 06/01/16**.......    133,626             137,508
                6.500%, due 07/01/16.........    382,314             393,420
                6.500%, due 08/01/16.........     19,994              20,575
                6.000%, due 09/01/16.........     86,192              88,135
                6.500%, due 09/01/16.........    135,656             139,596
                6.500%, due 10/01/16.........    277,225             285,278
                5.500%, due 11/01/16.........    336,300             338,870
                6.500%, due 02/01/17.........    169,815             174,748
                6.000%, due 03/01/17.........     68,645              70,191
                6.000%, due 04/01/17.........     98,100             100,310
                3.500%, due 04/25/17.........  3,617,958           3,582,623
                6.000%, due 06/01/17.........    118,965             121,644
                6.000%, due 07/01/17.........    156,270             159,789
                6.500%, due 07/01/17.........    212,676             218,576
                6.500%, due 10/01/17.........     55,517              57,057
                5.500%, due 11/01/17.........  5,066,668           5,103,272
                5.000%, due 02/01/18.........    138,208             136,971
                5.000%, due 05/01/18.........     16,547              16,399
                5.000%, due 07/01/18.........    437,737             433,819
                5.000%, due 11/01/18.........     71,457              70,817
                5.000%, due 12/01/18.........    672,720             666,700
                6.000%, due 12/01/18.........     88,598              90,326

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


               ---------------------------------------------------------------
               SECURITY                           PAR               VALUE
               DESCRIPTION                      AMOUNT             (NOTE 2)
               ---------------------------------------------------------------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
                5.000%, due 02/01/19......... $ 1,235,847        $ 1,224,788
                5.000%, due 03/01/19.........      84,322             83,491
                5.000%, due 04/01/19.........     793,233            785,409
                5.000%, due 06/01/19.........     433,615            429,803
                5.000%, due 07/01/19.........     953,802            944,395
                5.000%, due 09/01/19.........   3,485,770          3,451,391
                5.000%, due 10/01/19.........      97,723             96,759
                5.000%, due 11/01/19.........     133,948            132,627
                5.000%, due 12/01/19.........     511,182            506,144
                5.000%, due 01/01/20.........     641,902            635,494
                5.000%, due 02/01/20.........      88,315             87,444
                5.000%, due 03/01/20.........     189,520            187,612
                6.000%, due 06/01/22.........   8,312,160          8,460,806
                6.000%, due 09/01/22.........   2,299,684          2,341,323
                6.000%, due 10/01/22.........   1,455,251          1,481,275
                6.000%, due 01/01/23.........   2,650,223          2,697,617
                5.500%, due 06/01/23.........   3,551,745          3,553,558
                5.500%, due 03/01/25.........   4,846,014          4,848,488
                8.000%, due 10/01/25.........      10,753             11,485
                5.073%, due 10/01/28**.......     852,884            862,555
                6.000%, due 06/01/29.........      79,691             80,699
                5.500%, due 07/01/30.........     568,247            564,667
                7.500%, due 09/01/30.........       4,067              4,264
                7.011%, due 02/01/31**.......   1,767,491          1,783,842
                5.650%, due 09/01/31**.......     404,178            414,888
                4.770%, due 09/18/31**.......   2,466,917          2,484,027
                5.279%, due 04/25/32**.......     984,547          1,009,443
                5.454%, due 07/01/32**.......     383,905            380,102
                5.451%, due 09/01/32**.......   1,206,486          1,203,992
                5.500%, due 10/01/32.........     724,321            719,447
                4.802%, due 11/01/32**.......   1,752,320          1,752,909
                5.500%, due 11/01/32.........   1,115,187          1,107,683
                5.500%, due 12/01/32.........   2,797,772          2,778,947
                5.500%, due 01/01/33.........     972,322            965,779
                5.500%, due 03/01/33.........     325,910            323,621
                5.500%, due 06/01/33.........     463,805            460,549
                5.500%, due 07/01/33.........     440,918            437,822
                5.500%, due 08/01/33.........     717,100            712,065
                5.500%, due 02/01/34.........     430,532            427,510
                6.000%, due 02/01/34.........     734,865            742,767
                5.500%, due 03/01/34.........  11,245,770         11,149,933
                5.500%, due 04/01/34.........   1,002,581            994,037
                5.500%, due 05/01/34.........     573,409            568,522
                5.500%, due 06/01/34.........   2,185,418          2,166,793
                5.500%, due 07/01/34.........  13,788,959         13,671,449
                4.994%, due 09/01/34**.......  10,386,160         10,298,292
                5.393%, due 09/01/34**.......     704,177            706,808
                5.500%, due 09/01/34.........     155,232            153,909
                6.000%, due 09/01/34.........     324,600            327,770
                5.500%, due 10/01/34.........   9,224,552          9,145,941
                4.198%, due 11/01/34.........  28,481,255         28,170,938

        -----------------------------------------------------------------
        SECURITY                                PAR            VALUE
        DESCRIPTION                           AMOUNT          (NOTE 2)
        -----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.500%, due 11/01/34.............. $  9,143,933   $    9,066,009
         6.000%, due 11/01/34..............    7,476,028        7,549,051
         4.801%, due 12/01/34**............    6,831,702        6,816,032
         4.831%, due 12/01/34**............   18,521,732       18,427,280
         5.500%, due 12/01/34..............   13,931,908       13,813,180
         5.500%, due 01/01/35..............    3,186,890        3,159,287
         5.500%, due 02/01/35..............  127,980,858      126,887,416
         5.500%, due 03/01/35..............   28,941,384       28,681,914
         5.500%, due 04/01/35..............    7,338,747        7,270,711
         5.500%, due 05/01/35..............   18,015,366       17,860,334
         5.500%, due 06/01/35..............   60,643,674       60,081,458
         5.000%, due 07/01/35..............      796,965          772,475
         5.500%, due 07/01/35..............   46,443,284       46,012,717
         5.000%, due 08/01/35..............    4,265,004        4,133,944
         5.500%, due 08/01/35..............   62,955,743       62,372,092
         5.000%, due 09/01/35..............   11,979,735       11,611,608
         5.500%, due 09/01/35..............   66,832,939       66,213,343
         5.000%, due 10/01/35..............    5,151,702        4,993,394
         5.500%, due 10/01/35..............   18,980,641       18,804,675
         1.499%, due 11/01/35..............    4,284,040        4,283,766
         5.000%, due 11/01/35..............   39,246,641       38,040,625
         5.500%, due 11/01/35..............   32,172,550       31,874,284
         5.000%, due 12/01/35..............    2,356,854        2,284,430
         5.500%, due 12/01/35..............    7,255,775        7,188,488
         5.275%, due 12/01/36**............    2,102,692        2,110,449
         4.363%, due 08/01/41**............   10,035,137       10,141,558
         4.413%, due 09/01/41**............    5,667,002        5,740,583
         4.363%, due 07/01/42**............    5,189,789        5,230,097
         4.362%, due 08/01/42**............    2,106,132        2,122,479
         4.363%, due 08/01/42**............    2,475,234        2,493,361
         4.363%, due 10/01/44..............    6,899,626        6,959,929
         5.000%, due TBA(a)................   71,000,000       68,786,562
         5.500%, due TBA(a)................  444,100,000      439,776,477
         6.000%, due TBA(a)................    4,000,000        4,093,752
                                                           --------------
                                                            1,377,633,012
                                                           --------------
        Federal National Mortgage Assoc.,
          REMIC
          6.000%, due 12/25/30.............      961,614          959,335
         4.540%, due 05/25/34**............      606,248          604,580
                                                           --------------
                                                                1,563,915
                                                           --------------
        Government National Mortgage Assoc.
          8.250%, due 02/15/09.............       18,045           18,484
         6.000%, due 04/15/14..............       98,687          101,397
         4.375%, due 02/20/22**............       52,016           52,392
         4.375%, due 04/20/22**............        7,702            7,727
         4.375%, due 01/20/23**............      116,326          117,166
         7.000%, due 10/15/23..............       78,600           82,788
         7.500%, due 01/15/26..............       43,705           46,091
         4.125%, due 01/20/26**............       56,228           56,750
         4.375%, due 02/20/26**............       54,197           54,686

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         4.375%, due 05/20/26**............. $    94,699  $    94,961
         4.125%, due 11/20/26**.............      45,185       45,652
         4.375%, due 01/20/27**.............      33,441       33,722
         4.375%, due 02/20/27**.............      43,436       43,742
         4.375%, due 06/20/27**.............      35,775       35,905
         4.750%, due 08/20/27**.............     269,452      271,424
         4.500%, due 09/20/27**.............     193,419      193,166
         4.125%, due 11/20/27**.............     213,409      215,253
         4.250%, due 02/20/28**.............      79,828       80,050
         4.250%, due 03/20/28**.............      76,256       76,447
         4.375%, due 05/20/28**.............      38,225       38,382
         4.125%, due 10/20/28**.............      64,884       65,266
         4.375%, due 04/20/29**.............      91,854       92,200
         4.875%, due 04/20/29**.............      73,495       74,362
         4.375%, due 05/20/29**.............      91,719       92,242
         4.500%, due 07/20/29**.............      95,811       95,876
         4.500%, due 08/20/29**.............      83,511       83,506
         4.500%, due 09/20/29**.............     190,114      190,013
         4.125%, due 10/20/29**.............      64,708       65,179
         4.250%, due 01/20/30**.............     320,412      320,827
         4.375%, due 04/20/30**.............     227,671      229,208
         4.375%, due 05/20/30**.............     278,737      280,618
         4.375%, due 06/20/30**.............     120,615      121,250
         4.125%, due 10/20/30**.............      24,042       24,209
         4.125%, due 11/20/30**.............     354,089      355,859
         4.125%, due 12/20/30**.............      12,761       12,850
         7.500%, due 04/15/31...............   6,290,589    6,810,360
         4.375%, due 04/20/31**.............     251,927      253,663
         4.500%, due 08/20/31**.............      39,163       39,220
         4.500%, due 10/20/31**.............       8,196        8,279
         3.750%, due 03/20/32**.............       6,278        6,238
         4.375%, due 04/20/32**.............      22,594       22,739
         4.500%, due 04/20/32**.............      76,476       76,796
         4.375%, due 05/20/32**.............     288,115      289,392
         5.000%, due 07/20/32**.............      69,510       70,402
         4.000%, due 03/20/33**.............      74,376       74,286
         4.500%, due 09/20/33**.............     663,374      661,627
                                                          -----------
                                                           12,082,652
                                                          -----------
        Government National Mortgage Assoc.,
          REMIC
          4.870%, due 02/16/30**............      79,977       80,705
         4.670%, due 01/16/31**.............     296,784      298,057
                                                          -----------
                                                              378,762
                                                          -----------
        U.S. Treasury Bond
          8.750%, due 05/15/17..............  34,200,000   46,974,247
         8.125%, due 08/15/19...............  20,580,000   27,926,113
         6.125%, due 11/15/27...............   1,700,000    2,051,955
                                                          -----------
                                                           76,952,315
                                                          -----------

         --------------------------------------------------------------
         SECURITY                             SHARES/        VALUE
         DESCRIPTION                        PAR AMOUNT      (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         U.S. Treasury Inflation Index Note
           3.875%, due 01/15/09............ $    485,824 $      510,761
          1.875%, due 07/15/13.............    7,916,996      7,811,233
          2.000%, due 07/15/14.............   12,046,494     11,982,972
                                                         --------------
                                                             20,304,966
                                                         --------------
         U.S. Treasury Note
           2.500%, due 10/31/06............   13,000,000     12,803,479
          3.875%, due 09/15/10.............   49,940,000     48,915,880
          4.250%, due 08/15/13.............   32,200,000     31,922,050
          4.250%, due 11/15/13.............   38,000,000     37,649,716
          4.250%, due 08/15/14.............   45,100,000     44,620,858
          4.250%, due 11/15/14.............   56,845,000     56,201,060
          1.875%, due 07/15/15.............    6,451,515      6,346,684
                                                         --------------
                                                            238,459,727
                                                         --------------
         Total U.S. Government & Agency Obligations
         (Cost $1,929,975,509)                            1,922,089,765
                                                         --------------

         PREFERRED STOCK - 0.1%
         ING Capital Funding Trust III,
           8.439%**........................      200,000        227,642
         Federal National Mortgage Assoc.,
           7.00%**.........................       27,500      1,498,750
         Home Ownership Funding, 13.331%/
           1.000%+++ (144A)(b).............        2,500        691,484
                                                         --------------
         Total Preferred Stock
         (Cost $2,587,578)                                    2,417,876
                                                         --------------
         RIGHTS - 0.0%
         United Mexican States, due
           06/01/07*(e)....................    1,500,000         39,375
         United Mexican States, due
           06/30/2006*(e)..................    1,500,000         30,825
                                                         --------------
         Total Rights
         (Cost $0)                                               70,200
                                                         --------------

         OPTIONS - 0.1%
         Currency Swap JPY Calls, Expire
           12/11/2006......................    5,300,000         46,322
         Eurodollar Puts, Expire 12/18/06..    4,495,000         11,238
         Swaption Calls, Expire 04/04/06...   24,500,000         13,597
         Swaption Calls, Expire 06/02/06...   10,400,000         46,332
         Swaption Calls, Expire 08/08/06...  137,400,000        511,265
         Swaption Calls, Expire 10/04/06...   18,400,000         44,988
         Swaption Calls, Expire 10/12/06...    1,479,000        211,497
         Swaption Puts, Expire 10/18//06...   74,300,000        205,960
                                                         --------------
         Total Options (Cost $1,904,103)                      1,091,199
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 15.7%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 3.0%
       Federal Home Loan Bank 3.350%, due
         01/03/06+............................ $59,600,000  $ 59,588,742
       U.S. Treasury Bill
        3.921%, due 03/02/06+.................      20,000        19,869
        3.830%, due 03/16/06+.................   6,195,000     6,146,171
                                                            ------------
                                                              65,754,782
                                                            ------------
       COMMERCIAL PAPER - 11.2%
       Cox Communications, Inc. 4.669%, due
         01/17/06 (144A)(c)...................   6,700,000     6,700,000
       Ixis Commercial Paper Corp. 3.850%, due
         01/18/06 (144A)(c)...................  18,200,000    18,166,911
       Rabobank USA Financial Corp. 4.290%,
         due 01/03/06.........................  59,500,000    59,485,819
       Skandinaviska Enskilda Banken
       4.070%, due 01/19/06 (144A)(c).........     400,000       399,186
       4.210%, due 02/09/06 (144A)(c).........  19,400,000    19,311,520
       Societe Generale North America 4.310%,
         due 01/03/06.........................  59,500,000    59,485,753
       UBS Finance (Delaware) LLC 3.960%, due
         01/27/06.............................   5,900,000     5,883,126
       UBS Finance, Inc.
        4.190%, due 01/03/06..................     100,000        99,977
        4.290%, due 01/03/06..................  58,400,000    58,386,081
        4.300%, due 01/03/06..................     800,000       799,809
       Westpac Banking Corp. 4.315%, due
         03/01/06 (144A)(c)...................  14,100,000    14,000,288
                                                            ------------
                                                             242,718,470
                                                            ------------

       REPURCHASE AGREEMENT - 1.5%
       Lehman Brothers, Inc., Repurchase
         Agreement, dated 12/30/05 at 3.25%
         to be repurchased at $17,001,535 on
         01/03/06 collateralized by
         $17,835,000 U.S. Treasury Bill 4.070%
         due 01/26/06 with a value of
         $17,333,714..........................  17,000,000    17,000,000
       Lehman Brothers, Inc., Repurchase
         Agreement, dated 12/30/05 at 3.40%
         to be repurchased at $11,201,058 on
         01/03/06 collateralized by $8,750,000
         U.S. Treasury Note 4.25% due
         01/15/10 with a value of
         $11,235,786..........................  11,200,000    11,200,000

     ------------------------------------------------------------------------
     SECURITY                                    PAR              VALUE
     DESCRIPTION                                AMOUNT           (NOTE 2)
     ------------------------------------------------------------------------

     REPURCHASE AGREEMENT - CONTINUED
     State Street Bank & Trust Co.,
       Repurchased Agreement, dated
       12/30/05 at 2.000% to be
       repurchased at $4,360,969 on
       01/03/06 collateralized by $4,340,000
       FNMA 5.000% due 01/15/07 with a
       value of $4,449,628.................. $  4,360,000    $     4,360,000
                                                             ---------------
                                                                  32,560,000
                                                             ---------------
     Total Short-Term Investments
     (Cost $341,033,252)                                         341,033,252
                                                             ---------------

     TOTAL INVESTMENTS - 131.7%
     (Cost $2,856,950,035)                                     2,853,762,665

     Other Assets and Liabilities (net) - (31.7%)               (686,838,057)
                                                             ---------------

     TOTAL NET ASSETS - 100.0%                               $ 2,166,924,608
                                                             ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

+++ Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 1.17% of net assets.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Security is in default.

(e) Illiquid securities representing in the aggregate 0.00% of net assets.

AMBAC - Ambac Indemnity Corporation

FNMA - Federal National Mortgage Association

FGIC - Financial Guaranty Insurance Corporation

MBIA - Municipal Bond Insurance Association

REMIC - Real Estate Mortgage Investment Conduit

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                        PERCENT
                                                          OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               -------------------------------------------------
                  AAA/Government/Government Agency       83.05%
                  AA                                      3.67%
                  A                                       7.80%
                  BBB                                     3.22%
                  BB                                      1.73%
                  B                                       0.53%
                                                        ------
                  Total:                                100.00%
                                                        ======

                                               STRIKE   NUMBER OF
PUT OPTIONS                         EXPIRATION PRICE    CONTRACTS      VALUE
--------------------------------------------------------------------------------
U.S. Treasury Note 10YR Future      02/24/2006 $107.00        (115) $   (17,969)
                                                                    -----------
(Written Option Premium $26,579)                                    $   (17,969)
                                                                    ===========

                                               STRIKE   NUMBER OF
CALL OPTIONS                        EXPIRATION PRICE    CONTRACTS      VALUE
--------------------------------------------------------------------------------
Swap Option 3 Month LIBOR           06/02/2006    4.00 (25,200,000) $   (10,937)
Swaption                            10/04/2006    4.54  (7,800,000)     (53,485)
U.S. Treasury Note 10YR Future      02/24/2006  111.00        (115)     (28,750)
Swap Option 3 Month LIBOR           04/04/2006    4.54 (10,500,000)     (20,443)
OTC 3 Month LIBOR                   06/10/2012    4.30 (63,700,000)    (255,373)
OTC 3 Month LIBOR                   10/18/2006    4.56 (32,000,000)    (239,424)
Swaption                            08/08/2006    4.78 (59,200,000)    (562,992)
                                                                    -----------
(Written Option Premium $1,840,502)                                 $(1,171,404)
                                                                    ===========

                                 INTEREST
 SECURITIES SOLD SHORT             RATE    MATURITY    PROCEEDS      VALUE
 -----------------------------------------------------------------------------
 U.S. Treasury Note                3.25%  08/15/2007 $ 28,694,601 $ 28,484,583
 U.S. Treasury Note                3.00%  11/15/2007   29,213,638   29,261,730
 U.S. Treasury Note                4.00%  11/15/2012   26,902,655   27,112,483
 U.S. Treasury Note                3.88%  02/15/2013    7,202,565    7,077,868
 U.S. Treasury Note                3.63%  05/15/2013   61,250,921   61,921,220
 Federal National Mortgage Corp.   5.00%         TBA   39,534,570   39,718,750
                                                     -------------------------
                                                     $192,798,950 $193,576,634
                                                     =========================

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      ----------------------------------------------------------------------

      COMMON STOCKS - 98.9%
      AEROSPACE & DEFENSE - 0.1%
      AAR Corp.*(a)..................................  1,926 $     46,128
      Triumph Group, Inc.*...........................    623       22,808
                                                             ------------
                                                                   68,936
                                                             ------------
      AIR FREIGHT & LOGISTICS - 0.1%
      ABX Air, Inc.*.................................  4,458       34,906
                                                             ------------
      AIRLINES - 0.7%
      Alaska Air Group, Inc.*(a).....................  4,059      144,987
      ExpressJet Holdings, Inc.*..................... 19,563      158,265
      World Air Holdings, Inc.*......................  1,697       16,325
                                                             ------------
                                                                  319,577
                                                             ------------
      AUTO COMPONENTS - 2.2%
      BorgWarner, Inc................................  5,504      333,707
      Noble International, Ltd.(a)...................  1,213       25,279
      Tenneco Automotive, Inc.*(a)................... 28,067      550,394
      Titan International, Inc.(a)...................  2,359       40,693
      Visteon Corp.*.................................  3,452       21,610
                                                             ------------
                                                                  971,683
                                                             ------------
      AUTOMOBILES - 2.0%
      Autoliv, Inc................................... 19,693      894,456
                                                             ------------
      BANKS - 2.0%
      Anchor BanCorp Wisconsin, Inc..................  1,761       53,429
      Center Financial Corp..........................    461       11,599
      City Holding Co................................  1,148       41,270
      Corus Bankshares, Inc.(a)......................  6,028      339,195
      First Regional Bancorp.*.......................    122        8,241
      Independent Bank Corp.(a)......................  1,422       38,721
      IndyMac Bancorp, Inc.(a).......................  4,300      167,786
      Lakeland Financial Corp.(a)....................    100        4,038
      Provident Financial Holdings, Inc..............    402       10,573
      R&G Financial Corp. - Class B(a)............... 14,569      192,311
      Republic Bancorp, Inc. - Class A(a)............    374        8,022
      Southwest Bancorp, Inc.........................    799       15,980
                                                             ------------
                                                                  891,165
                                                             ------------
      BIOTECHNOLOGY - 0.1%
      ArQule, Inc.*(a)...............................  2,208       13,513
      Charles River Laboratories International, Inc.*    158        6,694
      Diversa Corp.*(a)..............................  3,550       17,040
      Incyte Corp.*(a)...............................  2,667       14,242
                                                             ------------
                                                                   51,489
                                                             ------------
      BUILDING PRODUCTS - 0.8%
      Huttig Building Producs, Inc.*(a)..............  1,808       15,187
      Louisiana-Pacific Corp......................... 10,300      282,941
      Universal Forest Products, Inc.................  1,503       83,041
                                                             ------------
                                                                  381,169
                                                             ------------
      CHEMICALS - 0.1%
      NewMarket Corp.*...............................  2,000       48,920
                                                             ------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                               SHARES    (NOTE 2)
         --------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES - 4.4%
         Administaff, Inc.(a).....................   8,764 $    368,526
         Arbitron, Inc............................   6,556      248,997
         CCC Information Services Group, Inc.*(a).     785       20,583
         Consolidated Graphics, Inc.*.............   2,373      112,338
         Darling International, Inc.*(a)..........   4,064       16,134
         Education Management Corp.*..............   6,232      208,834
         Labor Ready, Inc.*.......................   9,675      201,433
         NCO Group, Inc.*.........................     993       16,802
         Rent-A-Center, Inc.*.....................  28,150      530,909
         Spherion Corp.*..........................   2,300       23,023
         StarTek, Inc.(a).........................   1,900       34,200
         Steelcase, Inc. - Class A(a).............   6,930      109,702
         TeleTech Holdings, Inc.*(a)..............   7,483       90,170
                                                           ------------
                                                              1,981,651
                                                           ------------
         COMMUNICATIONS EQUIPMENT - 2.6%
         Brocade Communications Systems, Inc.*.... 143,833      585,400
         CenturyTel, Inc..........................  15,469      512,952
         Methode Electronics, Inc.................   3,744       37,328
         NETGEAR, Inc.*(a)........................     556       10,703
                                                           ------------
                                                              1,146,383
                                                           ------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 0.1%
         Commonwealth Telephone Enterprises, Inc..   2,006       67,743
                                                           ------------
         COMPUTERS & PERIPHERALS - 2.1%
         Catapult Communications Corp.*(a)........   2,243       33,174
         Emulex Corp.*............................  40,589      803,256
         MTS Systems Corp.........................     700       24,248
         Systemax, Inc.*(a).......................   2,477       15,457
         TTM Technologies, Inc.*(a)...............   7,120       66,928
                                                           ------------
                                                                943,063
                                                           ------------
         CONTAINERS & PACKAGING - 0.6%
         Graphic Packaging Corp.*(a)..............   2,629        5,994
         Greif, Inc. - Class A(a).................   3,799      251,798
                                                           ------------
                                                                257,792
                                                           ------------
         EDUCATION - 0.9%
         Career Education Corp.*..................  11,844      399,380
                                                           ------------
         ELECTRIC SERVICES - 0.4%
         Alliant Energy Corp......................     574       16,095
         Black Hills Corp.........................   4,198      145,293
         Puget Energy, Inc........................     424        8,658
                                                           ------------
                                                                170,046
                                                           ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
         Analogic Corp.(a)........................   1,620       77,517
         Checkpoint Systems, Inc.*................   3,690       90,958
         FEI Co.*(a)..............................     568       10,889
         OmniVision Technologies, Inc.*(a)........  18,409      367,444

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
          Sigmatel, Inc.*(a)...................... 10,240 $    134,144
          Stoneridge, Inc.*.......................  2,270       15,027
                                                          ------------
                                                               695,979
                                                          ------------
          ENERGY EQUIPMENT & SERVICES - 0.1%
          Energen Corp............................    198        7,191
          TransMontaigne, Inc.*(a)................  6,669       44,016
                                                          ------------
                                                                51,207
                                                          ------------
          FINANCIAL SERVICES - 6.8%
          Accredited Home Lenders Holding Co.*(a).  7,640      378,791
          Affiliated Managers Group, Inc.*(a)..... 11,147      894,547
          Asset Acceptance Capital Corp.*.........  1,632       36,655
          ASTA Funding, Inc.(a)...................  1,130       30,894
          Calamos Asset Management, Inc. - Class A  1,604       50,446
          CompuCredit Corp.*(a)...................  9,000      346,320
          Delphi Financial Group, Inc.............  3,150      144,931
          Eaton Vance Corp........................  8,402      229,879
          Firstfed Financial Corp.*(a)............ 12,206      665,471
          Student Loan Corp.......................     13        2,720
          Triad Guaranty, Inc.*...................    788       34,664
          Westcorp................................  2,500      166,525
          World Acceptance Corp.*.................  2,260       64,410
                                                          ------------
                                                             3,046,253
                                                          ------------
          FOOD RETAILERS - 1.3%
          American Italian Pasta Co. - Class A(a).  2,300       15,640
          Domino's Pizza, Inc..................... 14,267      345,261
          Ingles Markets, Inc.....................    884       13,835
          Nash Finch Co.(a).......................  8,897      226,696
                                                          ------------
                                                               601,432
                                                          ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
          Candela Corp.*(a).......................    964       13,920
          EPIX Pharmaceuticals, Inc.*(a)..........  4,900       19,796
          Medical Action Industries, Inc.*........    556       11,365
          Mentor Corp.(a).........................  2,621      120,776
          Respironics, Inc.*...................... 13,644      505,783
                                                          ------------
                                                               671,640
                                                          ------------
          HEALTH CARE PROVIDERS & SERVICES - 3.2%
          Alderwoods Group, Inc.*.................  5,933       94,157
          American Dental Partners, Inc.*(a)......    697       12,602
          AMN Healthcare Services, Inc.*..........  4,680       92,570
          Genesis HealthCare Corp.*(a)............  5,005      182,783
          Geo Group, Inc. (The)*(a)...............  1,869       42,856
          Manor Care, Inc......................... 23,816      947,162
          OCA, Inc.*(a)...........................  1,000          400
          Odyssey Healthcare, Inc.*(a)............  2,826       52,677
                                                          ------------
                                                             1,425,207
                                                          ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 0.3%
       Denny's Corp.*(a)............................. 10,431 $     42,037
       Dover Downs Gaming & Entertainment, Inc.......  1,000       14,150
       Luby's, Inc.*(a)..............................  3,033       40,339
       MTR Gaming Group, Inc.*(a)....................  3,396       35,352
                                                             ------------
                                                                  131,878
                                                             ------------
       HOUSEHOLD DURABLES - 0.2%
       Blout International, Inc.*....................  1,824       29,056
       Hooker Furniture Corp.(a).....................    200        3,430
       Kimball International, Inc. - Class B(a)......  1,603       17,040
       Select Comfort Corp.*(a)......................  1,136       31,070
                                                             ------------
                                                                   80,596
                                                             ------------
       HOUSEHOLD PRODUCTS - 0.2%
       Blyth, Inc.(a)................................  4,398       92,138
                                                             ------------
       INSURANCE - 9.4%
       Affirmative Insurance Holdings, Inc.(a).......  1,121       16,355
       American Equity Investment Life Holding Co.(a) 14,178      185,023
       American Physicians Capital, Inc.*............  1,307       59,848
       Amerus Group Co.(a)........................... 15,946      903,660
       CNA Surety Corp.*(a)..........................    700       10,199
       Commerce Group, Inc. (The)....................  3,147      180,260
       Direct General Corp.(a).......................  1,657       28,003
       FPIC Insurance Group, Inc.*(a)................    409       14,192
       HCC Insurance Holdings, Inc................... 24,582      729,594
       Infinity Property & Casualty Corp.............  2,342       87,146
       IPC Holdings, Ltd.(a).........................     98        2,683
       Midland Co. (The).............................    700       25,228
       National Interstate Corp......................    607       11,576
       Presidential Life Corp........................    200        3,808
       Radian Group, Inc............................. 11,330      663,825
       StanCorp Financial Group, Inc.................  4,200      209,790
       United Fire & Casualty Co.....................  1,500       60,645
       W.R. Berkley Corp............................. 16,629      791,873
       Zenith National Insurance Corp.(a)............  4,779      220,407
                                                             ------------
                                                                4,204,115
                                                             ------------
       INTERNET SOFTWARE & SERVICES - 4.8%
       Acxiom Corp................................... 19,506      448,638
       AMICAS, Inc.*(a)..............................  6,122       30,365
       Blair Corp....................................    219        8,528
       EarthLink, Inc.*(a)........................... 96,782    1,075,248
       John H. Harland Co.(a)........................  6,712      252,371
       SonicWALL, Inc.*..............................  7,127       56,446
       United Online, Inc.(a)........................ 19,200      273,024
                                                             ------------
                                                                2,144,620
                                                             ------------
       IT CONSULTING & SERVICES - 0.1%
       Agilysys, Inc.................................  1,565       28,514
       Tyler Technologies, Inc.*(a)..................  3,700       32,486
                                                             ------------
                                                                   61,000
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         LEISURE EQUIPMENT & PRODUCTS - 1.3%
         Arctic Cat, Inc.(a).......................  3,051 $     61,203
         Hasbro, Inc............................... 18,797      379,323
         JAKKS Pacific, Inc.*(a)...................  4,304       90,126
         Marine Products Corp.(a)..................    871        9,137
         Maritrans, Inc.(a)........................  1,623       42,230
                                                           ------------
                                                                582,019
                                                           ------------
         MACHINERY - 3.8%
         Advanced Energy Industries, Inc.*(a)......  1,791       21,188
         Albany International Corp. - Class A...... 11,190      404,630
         Applied Industrial Technologies, Inc......  2,268       76,409
         Cascade Corp.(a)..........................  1,941       91,052
         Terex Corp.*.............................. 19,062    1,132,283
                                                           ------------
                                                              1,725,562
                                                           ------------
         MEDIA - 1.1%
         Catalina Marketing Corp.(a)............... 16,362      414,777
         Hollinger International, Inc. - Class A(a)  6,620       59,315
                                                           ------------
                                                                474,092
                                                           ------------
         METALS & MINING - 4.3%
         A. M. Castle & Co.*.......................  2,772       60,540
         AK Steel Holding Corp.*(a)................ 69,994      556,452
         Brush Engineered Materials, Inc.*.........  4,265       67,814
         Mueller Industries, Inc...................  1,300       35,646
         NS Group, Inc.*...........................    294       12,292
         Reliance Steel & Aluminum Co..............  1,174       71,755
         Shiloh Industries, Inc.*(a)...............    756       10,025
         Steel Dynamics, Inc.(a)................... 30,799    1,093,672
                                                           ------------
                                                              1,908,196
                                                           ------------
         OIL & GAS - 7.0%
         Atwood Oceanics, Inc.*....................    535       41,746
         Cabot Oil & Gas Corp......................    523       23,587
         Callon Petroleum Co.*(a)..................  2,927       51,661
         Georgia Gulf Corp.(a)..................... 22,041      670,487
         Giant Industries, Inc.*(a)................ 12,400      644,304
         Harvest Natural Resources, Inc.*(a).......  1,759       15,620
         Parker Drilling Co.*...................... 45,959      497,736
         Petroleum Development Corp.*..............  2,314       77,149
         Vintage Petroleum, Inc.................... 17,305      922,876
         WGL Holdings, Inc.(a).....................  6,677      200,711
                                                           ------------
                                                              3,145,877
                                                           ------------
         PERSONAL PRODUCTS - 1.2%
         Chattem, Inc.*(a).........................  9,203      334,897
         Nu Skin Enterprises, Inc. - Class A(a).... 11,092      194,997
                                                           ------------
                                                                529,894
                                                           ------------
         PHARMACEUTICALS - 3.0%
         Albany Molecular Research, Inc.*(a).......  5,585       67,858
         Connetics Corp.*(a).......................  2,500       36,125
         Endo Pharmaceuticals Holdings, Inc.*......  4,112      124,429

        -------------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        -------------------------------------------------------------------

        PHARMACEUTICALS - CONTINUED
        Enzon Pharmaceuticals, Inc.*................  3,899 $     28,853
        King Pharmaceuticals, Inc.*................. 11,688      197,761
        Medicis Pharmaceutical Corp. - Class A......  1,300       41,665
        Regeneron Pharmaceuticals, Inc.*............  8,863      141,365
        Savient Pharmaceuticals, Inc.*.............. 12,000       44,880
        Telik, Inc.*(a).............................  4,100       69,659
        Watson Pharmaceuticals, Inc.*............... 18,954      616,194
                                                            ------------
                                                               1,368,789
                                                            ------------
        REAL ESTATE - 6.9%
        Boykin Lodging Co.(REIT)....................  3,018       36,880
        CBL & Associates Properties, Inc. (REIT).... 21,257      839,864
        Cedar Shopping Centers, Inc.(a) (REIT)......  3,366       47,360
        Commercial Net Lease Realty (REIT)..........  6,063      123,503
        Correctional Properties Trust (REIT)*.......  1,400       37,618
        Equity Inns, Inc. (REIT).................... 28,773      389,874
        Hospitality Properties Trust (REIT).........  3,210      128,721
        Innkeepers USA Trust (REIT).................  2,400       38,400
        LTC Properties, Inc. (REIT).................  3,914       82,311
        MeriStar Hospitality Corp. (REIT)*.......... 14,034      131,920
        Mills Corp. (REIT)..........................  6,200      260,028
        National Health Investors, Inc. (REIT)......  9,539      247,633
        Nationwide Health Properties, Inc.(a) (REIT)  8,930      191,102
        Newcastle Investment Corp.(a) (REIT)........  3,853       95,747
        Novastar Financial, Inc.(a) (REIT)..........  2,004       56,332
        OMEGA Healthcare Investors, Inc. (REIT).....  8,416      105,958
        RAIT Investment Trust(a) (REIT)............. 10,233      265,239
                                                            ------------
                                                               3,078,490
                                                            ------------
        RETAIL - SPECIALTY - 8.4%
        Borders Group, Inc.......................... 10,105      218,975
        Buckle, Inc. (The)..........................  2,140       68,994
        Cato Corp. (The) - Class A.................. 10,710      229,730
        CSK Auto Corp.*.............................  2,796       42,164
        CSS Industries, Inc.(a).....................    747       22,955
        Escala Group, Inc.*(a)......................  1,166       23,646
        Genesco, Inc.*(a)...........................    914       35,454
        Payless ShoeSource, Inc.*................... 14,605      366,585
        Stride Rite Corp. (The).....................  2,101       28,490
        SUPERVALU, Inc.............................. 28,771      934,482
        Timberland Co. (The) - Class A*............. 26,117      850,108
        Too, Inc.*..................................  9,966      281,141
        Trans World Entertainment Corp.*............  3,641       20,754
        Wilsons The Leather Experts, Inc.*(a).......  1,479        5,369
        Yankee Candle Co., Inc.(a).................. 24,764      633,958
                                                            ------------
                                                               3,762,805
                                                            ------------

        ROAD & RAIL - 0.3%
        Arkansas Best Corp..........................  2,932      128,070
        RailAmerica, Inc.*..........................  1,915       21,046
                                                            ------------
                                                                 149,116
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
          IXYS Corp.*.............................  4,705 $     55,001
          Lam Research Corp.*.....................  5,363      191,352
          PortalPlayer, Inc.*(a).................. 10,900      308,688
          TriQuint Semiconductor, Inc.*(a)........ 23,100      102,795
                                                          ------------
                                                               657,836
                                                          ------------
          SOFTWARE - 7.4%
          Ansoft Corp.*(a)........................  1,002       34,118
          Atari, Inc.*............................  9,200        9,936
          BMC Software, Inc.*..................... 54,262    1,111,828
          Citrix Systems, Inc.*................... 37,765    1,086,877
          EPIQ Systems, Inc.*(a)..................  2,895       53,673
          Hyperion Solutions Corp.*............... 14,694      526,339
          Magma Design Automation, Inc.*..........  2,701       22,716
          MicroStrategy, Inc. - Class A*(a).......  4,691      388,133
          SPSS, Inc.*.............................  2,068       63,963
                                                          ------------
                                                             3,297,583
                                                          ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.2%
          Intrado, Inc.*..........................  2,887       66,459
          Premiere Global Services, Inc.*......... 45,491      369,842
          TALK America Holdings, Inc.*(a).........  5,546       47,862
          Tekelec*(a).............................  3,814       53,014
                                                          ------------
                                                               537,177
                                                          ------------
          TEXTILES, APPAREL & LUXURY GOODS - 2.7%
          Columbia Sportswear Co.*(a).............  7,300      348,429
          DHB Industries, Inc.*...................  4,595       20,540
          Tommy Hilfiger Corp.*................... 14,298      232,199
          UniFirst Corp...........................    600       18,660
          Wolverine World Wide, Inc............... 27,250      612,035
                                                          ------------
                                                             1,231,863
                                                          ------------
          TRANSPORTATION - 0.2%
          Hub Group, Inc. - Class A*(a)...........  1,985       70,170
                                                          ------------
          Total Common Stocks
          (Cost $39,317,973)                                44,353,893
                                                          ------------
          MUTUAL FUNDS - 0.7%
          iShares Russell 2000 Index Fund(a)......  2,634      175,661
          iShares Russell Midcap Growth Index Fund    336       31,570
          iShares Russell Midcap Value Index Fund.    399       49,644
          Midcap SPDR Trust Series I..............    436       58,725
                                                          ------------
          Total Mutual Funds
          (Cost $316,365)                                      315,600
                                                          ------------

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 25.8%
     State Street Navigator Securities Lending
       Prime Portfolio(b)
       (Cost $11,563,449)........................ 11,563,449 $ 11,563,449
                                                             ------------

     TOTAL INVESTMENTS - 125.4%
     (Cost $51,197,787)                                        56,232,942

     Other Assets and Liabilities (net) - (25.4%)             (11,400,670)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $ 44,832,272
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust
FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 96.7%
        BIOTECHNOLOGY - 0.7%
        Affymetrix, Inc.*(a)......................  12,210 $     583,028
        Neurocrine Biosciences, Inc.*(a)..........  16,710     1,048,218
                                                           -------------
                                                               1,631,246
                                                           -------------
        BUILDING MATERIALS - 0.8%
        Mitsubishi Heavy, Ltd..................... 100,000       444,540
        Unova, Inc.*(a)...........................  43,750     1,478,750
                                                           -------------
                                                               1,923,290
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 2.6%
        Comverse Technology, Inc.*................     880        23,399
        Corning, Inc.*............................  82,290     1,617,822
        Motorola, Inc............................. 129,700     2,929,923
        QUALCOMM, Inc.............................  34,930     1,504,784
                                                           -------------
                                                               6,075,928
                                                           -------------
        COMPUTERS & PERIPHERALS - 15.3%
        Apple Computer, Inc.*..................... 121,000     8,698,690
        Hewlett-Packard Co........................ 279,000     7,987,770
        Matsushita Electric Industrial Co., Ltd...  25,000       484,161
        NCR Corp.*................................   5,660       192,100
        Network Appliance, Inc.*.................. 154,510     4,171,770
        Pixar*(a).................................  89,600     4,723,712
        SanDisk Corp.*............................ 100,510     6,314,038
        Sun Microsystems, Inc.*................... 810,600     3,396,414
                                                           -------------
                                                              35,968,655
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
        Broadcom Corp. - Class A*.................  73,300     3,456,095
        Canon, Inc................................   7,900       464,758
        Hitachi, Ltd..............................  70,000       472,289
        Intermec, Inc.*...........................   6,040       204,152
        LG Electronics Inc. (GDR)*(144A)(c).......  42,780     1,270,566
        Murata Manufacturing Co., Ltd.............   8,000       517,992
        Nidec Corp................................  11,400       981,321
        Samsung Electronics Co., Ltd.
          (GDR)*(144A)(c).........................     160        52,720
        Spansion, Inc.*...........................  34,700       483,024
                                                           -------------
                                                               7,902,917
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 0.9%
        Energy Conversion Devices, Inc.*(a).......  40,100     1,634,075
        Sunpower Corp. - Class A*(a)..............   1,725        58,633
        Suntech Power Holdings Co., Ltd. (ADR)*(a)  14,800       403,300
                                                           -------------
                                                               2,096,008
                                                           -------------
        ENTERTAINMENT & LEISURE - 0.1%
        DreamWorks Animation SKG, Inc.*...........  13,705       336,595
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 4.3%
        Cerner Corp.*(a)..........................  63,760     5,796,421
        Wellpoint, Inc.*..........................  52,610     4,197,752
                                                           -------------
                                                               9,994,173
                                                           -------------

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -----------------------------------------------------------------

         INDUSTRIAL - DIVERSIFIED - 0.0%
         United Technologies Corp..............       410 $      22,923
                                                          -------------
         INTERNET & CATALOG RETAIL - 5.2%
         Amazon.com, Inc.*.....................       470        22,161
         eBay, Inc. *..........................   254,880    11,023,560
         Rakuten, Inc*.........................     1,160     1,119,906
                                                          -------------
                                                             12,165,627
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 16.4%
         Activision, Inc.*.....................    46,701       641,672
         CheckFree Corp.*......................    67,740     3,109,266
         Ctrip.com International, Ltd. (ADR)(a)    53,210     3,072,878
         Google, Inc. - Class A*...............    37,540    15,573,844
         Netease.com, Inc. (ADR)*(a)...........    23,280     1,307,405
         SINA Corp.*(a)........................    68,560     1,656,410
         Softbank Corp.........................    15,600       665,986
         Tencent Holdings, Ltd................. 2,520,000     2,703,511
         Trend Micro, Inc......................       500        19,063
         VeriSign, Inc.*.......................   140,900     3,088,528
         Yahoo Japan Corp.*....................       910     1,384,309
         Yahoo!, Inc.*.........................   133,430     5,227,787
                                                          -------------
                                                             38,450,659
                                                          -------------
         IT CONSULTING & SERVICES - 2.2%
         Cognizant Technology Solutions Corp. -
           Class A*............................    90,400     4,551,640
         Telvent GIT, S.A.*(a).................    65,220       720,681
                                                          -------------
                                                              5,272,321
                                                          -------------
         MACHINERY - 0.2%
         Toyota Industries Corp................    13,200       476,853
                                                          -------------
         MEDIA - 0.5%
         Usen Corp.............................    33,920       943,420
         XM Satelite Radio Holdings, Inc. -
           Class A*(a).........................     6,390       174,319
                                                          -------------
                                                              1,117,739
                                                          -------------
         OIL & GAS - 10.7%
         Baker Hughes, Inc.....................    31,100     1,890,258
         Cooper Cameron Corp.*.................    65,520     2,712,528
         Diamond Offshore Drilling, Inc........    31,700     2,205,052
         ENSCO International, Inc..............    36,740     1,629,419
         GlobalSantaFe Corp....................    28,580     1,376,127
         Grant Prideco, Inc.*..................    49,000     2,161,880
         Halliburton Co........................     9,000       557,640
         Nabors Industries, Ltd.*..............    19,660     1,489,245
         National-Oilwell, Inc.*...............    14,870       932,349
         Patterson-UTI Energy, Inc.............    44,260     1,458,367
         Schlumberger, Ltd.....................    35,370     3,436,196
         Smith International, Inc..............    27,820     1,032,400
         Valero Energy Corp....................    51,400     2,652,240
         Weatherford International, Ltd.*......    43,610     1,578,682
                                                          -------------
                                                             25,112,383
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        -------------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.0%
        Advanced Micro Devices, Inc.*...........   105,350 $   3,223,710
        Chartered Semiconductor
          Manufacturing Ltd.*................... 6,494,000     4,998,404
        Cypress Semiconductor Corp.*(a).........    33,100       471,675
        Freescale Semiconductor, Inc. -
          Class A*(a)...........................    25,870       651,665
        Freescale Semiconductor, Inc. - Class B*    39,220       987,168
        Marvell Technology Group, Ltd.*.........    90,650     5,084,558
        National Semiconductor Corp.............    89,550     2,326,509
        QLogic Corp.*...........................   101,110     3,287,086
                                                           -------------
                                                              21,030,775
                                                           -------------
        SOFTWARE - 22.3%
        Autodesk, Inc...........................   231,190     9,929,610
        Citrix Systems, Inc.*...................   147,270     4,238,431
        Cognos, Inc.*(a)........................    82,480     2,862,881
        EMC Corp.*..............................       480         6,538
        Intuit, Inc.*...........................    30,830     1,643,239
        Mercury Interactive Corp.*..............    82,120     2,282,115
        Microsoft Corp..........................   206,170     5,391,345
        Nintendo Co., Ltd.......................     5,000       608,053
        Red Hat, Inc.*(a).......................   702,800    19,144,272
        Salesforce.com, Inc.*(a)................    99,280     3,181,924
        THQ, Inc.*(a)...........................    75,100     1,791,135
        TIBCO Software, Inc.*...................   154,000     1,150,380
                                                           -------------
                                                              52,229,923
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
        ADC Telecommunications, Inc.*(a)........    72,600     1,621,884
        Amdocs, Ltd.*...........................   100,300     2,758,250
                                                           -------------
                                                               4,380,134
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        NTT DoCoMo, Inc.........................       310       474,935
                                                           -------------
        Total Common Stocks
        (Cost $192,693,451)                                  226,663,084
                                                           -------------
        EQUITY OPTION - 1.0%
        Hewlett Packard Calls, Expire 01/20/07..   386,000     2,277,400
        Microsoft Corp. Calls, Expire 01/20/07..    12,000        21,600
                                                           -------------
        Total Equity Option
        (Cost $1,880,219)                                      2,299,000
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------
     INDEX OPTION - 0.8%
     Nasdaq 100 Index Puts, Expire 02/18/06
     (Cost $1,407,586)                            $ 1,752,800 $  1,840,440
                                                              ------------

     SHORT-TERM INVESTMENTS - 18.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.800% to
       be repurchased at $7,307,273 on
       01/03/06 collateralized by 7,565,000
       FNMA 3.000% due 08/15/07 with a value
       of $7,455,073.............................   7,305,000    7,305,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  35,626,920   35,626,920
                                                              ------------
     Total Short-Term Investments
     (Cost $42,931,920)                                         42,931,920
                                                              ------------

     TOTAL INVESTMENTS - 116.8%
     (Cost $238,913,176)                                       273,734,444

     Other Assets and Liabilities (net) - (16.8%)              (39,303,490)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $234,430,954
                                                              ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

GDR - Global Depository Reciept

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


                                                  STRIKE   NUMBER OF
PUT OPTIONS                           EXPIRATION  PRICE    CONTRACTS     VALUE
----------------------------------------------------------------------------------
Sandisk Corp.                         01/21/2006 $  42.50       (372) $    (1,860)
Cerner Corp.                          03/18/2006 $  85.00       (419) $  (125,700)
Oracle Corp.                          03/18/2006 $  12.00     (2,821) $  (112,840)
                                                                      -----------
(Written Option Premium $369,068)                                     $  (240,400)
                                                                      ===========

                                                  STRIKE   NUMBER OF
CALL OPTIONS                          EXPIRATION  PRICE    CONTRACTS     VALUE
----------------------------------------------------------------------------------
Sandisk Corp.                         01/21/2006 $  57.50       (372) $  (230,640)
Sandisk Corp.                         04/22/2006 $  55.00       (302) $  (368,440)
Apple Computer, Inc.                  04/22/2006 $  72.50       (606) $  (418,140)
                                                                      -----------
(Written Option Premium $738,858)                                     $(1,017,220)
                                                                      ===========

SECURITIES SOLD SHORT                             SHARES   PROCEEDS      VALUE
----------------------------------------------------------------------------------
Avaya Inc.                                         87,660 $  928,716  $   935,332
Telefonaktiebolaget LM Ericsson (ADR)               1,910     63,350       65,704
International Rectifier Corp.                      25,300    734,954      807,070
Juniper Networks, Inc.                             84,890  1,860,341    1,893,047
Select Sector SPDR                                106,400  5,426,924    5,352,984
Texas Instruments, Inc.                            23,170    639,574      743,062
                                                 -------- ----------  -----------
                                                  329,330 $9,653,859  $ 9,797,199
                                                 ======== ==========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 79.5%
       AEROSPACE & DEFENSE - 0.6%
       Herley Industries, Inc.*(a)...............   327,257 $   5,403,013
                                                            -------------
       AUTO COMPONENTS - 4.9%
       American Axle & Manufacturing
         Holdings, Inc.(a).......................   639,200    11,716,536
       Bandag, Inc.(a)...........................   279,600    11,930,532
       Superior Industries International, Inc.(a)   980,300    21,821,478
                                                            -------------
                                                               45,468,546
                                                            -------------
       BANKS - 2.1%
       Brookline Bancorp, Inc.(a)................   555,500     7,871,435
       Investors Bancorp, Inc.*..................   127,950     1,411,289
       NewAlliance Bancshares, Inc.(a)...........   661,812     9,622,746
                                                            -------------
                                                               18,905,470
                                                            -------------
       CHEMICALS - 1.6%
       Agrium, Inc...............................   661,600    14,548,584
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 5.5%
       CommScope, Inc.*(a).......................   708,200    14,256,066
       Comverse Technology, Inc.*................   273,400     7,269,706
       Scientific-Atlanta, Inc...................    37,500     1,615,125
       Sycamore Networks, Inc.*(a)............... 4,403,370    19,022,558
       Tellabs, Inc.*............................   756,901     8,250,221
                                                            -------------
                                                               50,413,676
                                                            -------------
       COMPUTERS & PERIPHERALS - 1.7%
       Electronics for Imaging, Inc.*(a).........   396,098    10,540,168
       Lexmark International, Inc. - Class A*....   105,400     4,725,082
                                                            -------------
                                                               15,265,250
                                                            -------------
       ELECTRICAL EQUIPMENT - 3.7%
       American Power Conversion Corp............   198,500     4,367,000
       Coherent, Inc.*(a)........................   279,328     8,290,455
       Credence Systems Corp.*(a)................   821,150     5,715,204
       Electro Scientific Industries, Inc.*(a)...   658,754    15,908,909
                                                            -------------
                                                               34,281,568
                                                            -------------
       ELECTRONICS - 3.4%
       AVX Corp.(a)..............................   663,000     9,600,240
       Bel Fuse, Inc. - Class A(a)...............   111,088     2,777,200
       Bel Fuse, Inc. - Class B(a)...............    59,277     1,885,009
       Park Electrochemical Corp.(a).............   383,700     9,968,526
       Synopsys, Inc.*...........................   332,436     6,668,666
                                                            -------------
                                                               30,899,641
                                                            -------------
       FINANCIAL SERVICES - 2.4%
       Ichiyoshi Securities Co., Ltd.............   481,700     8,578,563
       Leucadia National Corp.(a)................   194,550     9,233,343
       Westwood Holdings Group, Inc.(a)..........   246,775     4,496,241
                                                            -------------
                                                               22,308,147
                                                            -------------
       FOOD PRODUCTS - 0.9%
       Del Monte Pacific, Ltd.................... 6,876,000     2,627,694
       Industrias Bachoco, S.A. (ADR)(a).........   309,700     6,039,150
                                                            -------------
                                                                8,666,844
                                                            -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 0.7%
        Cross Country Healthcare, Inc.*........   346,000 $   6,151,880
                                                          -------------
        HOUSEHOLD DURABLES - 3.9%
        Cavco Industries, Inc.*................   302,326    11,573,039
        Coachmen Industries, Inc.(a)...........   649,300     7,668,233
        Haverty Furniture Cos, Inc.(a).........   446,472     5,755,024
        Skyline Corp.(a).......................   222,500     8,099,000
        Stanley Furniture Co., Inc.............   134,760     3,123,737
                                                          -------------
                                                             36,219,033
                                                          -------------
        INDUSTRIAL - DIVERSIFIED - 1.2%
        Trinity Industries, Inc.(a)............   259,500    11,436,165
                                                          -------------
        INSURANCE - 5.7%
        Arch Capital Group Ltd.*...............   180,974     9,908,326
        Brit Insurance Holdings PLC............ 3,642,800     5,569,161
        E-L Financial Corp.....................    24,255    10,547,217
        FBL Financial Group, Inc. - Class A(a).   277,500     9,104,775
        Montpelier Re Holdings Ltd.(a).........   186,300     3,521,070
        National Western Life Insurance Co. -
          Class A(a)...........................    22,959     4,750,447
        Phoenix Cos., Inc. (The)(a)............   639,300     8,720,052
                                                          -------------
                                                             52,121,048
                                                          -------------
        IT CONSULTING & SERVICES - 0.5%
        Ingram Micro, Inc. - Class A*..........   236,450     4,712,449
                                                          -------------
        LEISURE EQUIPMENT & PRODUCTS - 2.7%
        JAKKS Pacific, Inc.*(a)................   461,436     9,662,470
        Leapfrog Enterprises, Inc.*(a).........   987,500    11,504,375
        Russ Berrie & Co., Inc.(a).............   336,290     3,840,432
                                                          -------------
                                                             25,007,277
                                                          -------------
        MACHINERY - 1.4%
        Alamo Group, Inc.(a)...................   399,900     8,197,950
        Lindsay Manufacturing Co.(a)...........   242,100     4,655,583
                                                          -------------
                                                             12,853,533
                                                          -------------
        METALS & MINING - 1.8%
        Fording Canadian Coal Trust(a).........   346,700    11,985,419
        RTI International Metals, Inc.*(a).....   111,200     4,220,040
                                                          -------------
                                                             16,205,459
                                                          -------------
        OIL & GAS - 13.1%
        Comstock Resources, Inc.*..............   488,000    14,888,880
        Maverick Tube Corp.*(a)................   618,200    24,641,452
        Pogo Producing Co.(a)..................   444,500    22,140,545
        St. Mary Land & Exploration Co.........   613,203    22,572,002
        Tidewater, Inc.........................   353,800    15,729,948
        Whiting Petroleum Corp.*(a)............   371,673    14,866,920
        Willbros Group, Inc.*(a)...............   377,100     5,445,324
                                                          -------------
                                                            120,285,071
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.5%
        Canfor Corporation*.....................   306,800 $   3,533,877
        TimberWest Forest Corp..................   772,200    10,199,305
                                                           -------------
                                                              13,733,182
                                                           -------------
        PHARMACEUTICALS - 1.2%
        PAREXEL International Corp.*(a).........   281,481     5,702,805
        Pharmaceutical Product Development, Inc.    86,175     5,338,541
                                                           -------------
                                                              11,041,346
                                                           -------------
        REAL ESTATE - 9.2%
        Avatar Holdings, Inc.*(a)...............    90,500     4,970,260
        Brookfield Asset Management, Inc. -
          Class A(a)............................   245,000    12,330,850
        Forest City Enterprises, Inc. - Class A.   403,000    15,285,790
        Jones Lang Lasalle, Inc.................   179,300     9,027,755
        Origen Financial, Inc. (REIT)(a)........   814,573     5,799,760
        PS Business Parks, Inc. (REIT)..........    61,200     3,011,040
        St. Joe Co. (The)(a)....................   216,300    14,539,686
        Trammell Crow Co.*(a)...................   756,500    19,404,225
                                                           -------------
                                                              84,369,366
                                                           -------------
        RETAIL - SPECIALTY - 1.9%
        Buckle, Inc. (The )(a)..................   189,700     6,115,928
        Dress Barn, Inc. (The)*(a)..............   156,400     6,038,604
        Sears Holdings Corp.*...................    47,400     5,476,122
                                                           -------------
                                                              17,630,654
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
        GSI Group, Inc.*........................   492,620     5,349,853
                                                           -------------
        SOFTWARE - 3.1%
        Borland Software Corp.*(a).............. 1,324,150     8,646,700
        Geac Computer Corp., Ltd.*(a)........... 1,351,835    14,735,001
        Sybase, Inc.*(a)........................   226,600     4,953,476
                                                           -------------
                                                              28,335,177
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
        IDT Corp. - Class B*(a).................   633,600     7,413,120
                                                           -------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.9%
        K-Swiss, Inc. - Class A(a)..............   266,759     8,653,662
                                                           -------------
        TRANSPORTATION - 1.7%
        Alexander & Baldwin, Inc................   297,031    16,110,961
                                                           -------------
        TRADING COMPANIES & DISTRIBUTORS - 0.8%
        Handleman Co.(a)........................   580,600     7,211,052
                                                           -------------
        Total Common Stocks
        (Cost $534,549,566)                                  731,001,027
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 41.5%
     United States Treasury Bills, 4.240%, due
       06/29/06(c)............................ $ 40,000,000 $   39,183,360
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be repurchased
       at $142,393,286 on 01/03/06
       collateralized by 146,685,000 FHLB
       3.875 due 06/08/07 with a value of
       $145,198,788...........................  142,349,000    142,349,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  199,839,557    199,839,557
                                                            --------------
     Total Short-Term Investments
     (Cost $381,345,390)                                       381,371,917
                                                            --------------

     TOTAL INVESTMENTS - 121.0%
     (Cost $915,894,956)                                     1,112,372,944

     Other Assets and Liabilities (net) - (21.0%)             (193,121,896)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  919,251,048
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank


                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        -------------------------------------------------------------------

        COMMON STOCKS - 97.2%
        AEROSPACE & DEFENSE - 2.7%
        Alliant Techsystems, Inc.*..................  67,000 $ 5,103,390
        Goodrich Corp............................... 143,000   5,877,300
        Rockwell Collins, Inc....................... 176,000   8,178,720
                                                             -----------
                                                              19,159,410
                                                             -----------
        AIR FREIGHT & LOGISTICS - 0.2%
        Expeditors International of Washington, Inc.  26,000   1,755,260
                                                             -----------
        AIRLINES - 1.6%
        JetBlue Airways Corp.*(a)................... 267,000   4,106,460
        Southwest Airlines Co....................... 448,000   7,360,640
                                                             -----------
                                                              11,467,100
                                                             -----------
        AUTOMOTIVE - 1.6%
        CarMax, Inc.*(a)............................  97,000   2,684,960
        Oshkosh Truck Corp.......................... 130,000   5,796,700
        TRW Automotive Holdings Corp.*.............. 111,000   2,924,850
                                                             -----------
                                                              11,406,510
                                                             -----------
        BEVERAGES - 0.4%
        Cott Corp.*(a).............................. 179,000   2,631,300
                                                             -----------
        BIOTECHNOLOGY - 0.8%
        Celgene Corp.*..............................  46,000   2,980,800
        Protein Design Labs, Inc.*(a)...............  92,000   2,614,640
                                                             -----------
                                                               5,595,440
                                                             -----------
        CHEMICALS - 0.7%
        Nalco Holding Co.*.......................... 263,000   4,657,730
                                                             -----------
        COMMERCIAL SERVICES & SUPPLIES - 7.3%
        Apollo Group, Inc. - Class A*...............  60,000   3,627,600
        Certegy, Inc................................ 133,000   5,394,480
        ChoicePoint, Inc.*.......................... 158,000   7,032,580
        Cogent Inc.*(a).............................  86,000   1,950,480
        Education Management Corp.*................. 106,000   3,552,060
        Global Payments, Inc........................  99,000   4,614,390
        Iron Mountain, Inc.*........................ 168,000   7,092,960
        Manpower, Inc............................... 136,000   6,324,000
        MoneyGram International, Inc................ 191,000   4,981,280
        Robert Half International, Inc..............  89,000   3,372,210
        United Rentals, Inc.*(a)....................  76,000   1,777,640
        Viad Corp...................................  5,5000   1,613,150
                                                             -----------
                                                              51,332,830
                                                             -----------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.0%
        American Tower Corp. - Class A*............. 178,000   4,823,800
        Comverse Technology, Inc.*..................  92,000   2,446,280
                                                             -----------
                                                               7,270,080
                                                             -----------
        COMPUTER SOFTWARE & PROCESSING - 0.4%
        Jack Henry & Associates, Inc.(a)............ 148,000   2,823,840
                                                             -----------
        EDUCATION - 0.2%
        Laureate Education, Inc.*(a)................  23,000   1,207,730
                                                             -----------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.5%
        Danaher Corp...............................  78,000 $ 4,350,840
        Dolby Laboratories, Inc.*.................. 102,000   1,739,100
        Flextronics International, Ltd.*........... 401,000   4,186,440
        FLIR Systems, Inc.*........................ 158,000   3,528,140
        FMC Technologies, Inc.*.................... 128,000   5,493,760
        Gentex Corp.(a)............................ 292,000   5,694,000
        Harman International Industries, Inc.......  52,000   5,088,200
        Jabil Circuit, Inc.*....................... 180,000   6,676,200
        Spansion, Inc.*............................ 155,000   2,157,600
        Xilinx, Inc................................ 264,000   6,655,440
                                                            -----------
                                                             45,569,720
                                                            -----------
        FINANCIALS - DIVERSIFIED - 5.7%
        Ameritrade Holding Corp.*.................. 376,000   9,024,000
        CapitalSource, Inc.(a)..................... 118,700   2,658,880
        E*TRADE Financial Corp.*................... 272,000   5,673,920
        Eaton Vance Corp.(a)....................... 178,000   4,870,080
        Investors Financial Services Corp.(a)......  23,000     847,090
        Janus Capital Group, Inc................... 153,000   2,850,390
        Legg Mason, Inc............................  55,000   6,582,950
        Nuveen Investments - Class A(a)............  89,000   3,793,180
        SVB Financial Group*(a)....................  29,000   1,358,360
        Waddell & Reed Financial, Inc. - Class A(a) 116,000   2,432,520
                                                            -----------
                                                             40,091,370
                                                            -----------
        FOOD & DRUG RETAILING - 1.6%
        Omnicare, Inc..............................  87,000   4,978,140
        Shoppers Drug Mart Corp....................  22,000   2,715,863
        Whole Foods Market, Inc....................  47,000   3,637,330
                                                            -----------
                                                             11,331,333
                                                            -----------
        HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
        Edwards Lifesciences Corp.*................  89,000   3,703,290
        Gen - Probe, Inc.*.........................  56,000   2,732,240
        INAMED Corp.*..............................  24,000   2,104,320
        Kinetic Concepts, Inc.*....................  78,000   3,101,280
        Patterson Companies, Inc.*................. 112,000   3,740,800
        Varian Medical Systems, Inc.*..............  39,000   1,963,260
        Waters Corp.*..............................  78,000   2,948,400
                                                            -----------
                                                             20,293,590
                                                            -----------
        HEALTH CARE PROVIDERS & SERVICES - 5.0%
        Community Health Systems, Inc.*............ 108,000   4,140,720
        Coventry Health Care, Inc.*................  45,000   2,563,200
        DaVita, Inc.*..............................  45,000   2,278,800
        Health Management Associates,
          Inc. - Class A........................... 134,000   2,942,640
        Humana, Inc.*..............................  88,000   4,781,040
        Laboratory Corporation of America
          Holdings*................................ 122,000   6,569,700

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                            SHARES   (NOTE 2)
           ----------------------------------------------------------

           HEALTH CARE PROVIDERS & SERVICES - CONTINUED
           Manor Care, Inc....................... 180,000 $ 7,158,600
           Triad Hospitals, Inc.*................ 118,000   4,629,140
                                                          -----------
                                                           35,063,840
                                                          -----------
           HOTELS, RESTAURANTS & LEISURE - 3.3%
           Cheesecake Factory, Inc. (The)*....... 119,000   4,449,410
           Fairmont Hotels & Resorts, Inc.(a).... 211,000   8,948,510
           International Game Technology.........  87,000   2,677,860
           P.F. Chang's China Bistro, Inc.*(a)...  49,000   2,431,870
           Wynn Resorts, Ltd.*(a)................  86,000   4,717,100
                                                          -----------
                                                           23,224,750
                                                          -----------
           INDUSTRIAL CONGLOMERATES - 3.3%
           American Standard Cos., Inc........... 107,000   4,274,650
           ITT Industries, Inc...................  45,000   4,626,900
           Roper Industries, Inc................. 242,000   9,561,420
           Teleflex, Inc.(a).....................  80,000   5,198,400
                                                          -----------
                                                           23,661,370
                                                          -----------
           INSURANCE - 2.7%
           Assurant, Inc......................... 181,000   7,871,690
           Axis Capital Holdings, Ltd............ 151,000   4,723,280
           Principal Financial Group, Inc........  57,000   2,703,510
           Willis Group Holdings, Ltd.(a)........ 105,000   3,878,700
                                                          -----------
                                                           19,177,180
                                                          -----------
           INTERNET SOFTWARE & SERVICES - 3.9%
           Amazon.com, Inc.*(a).................. 102,000   4,809,300
           CheckFree Corp.*......................  96,000   4,406,400
           CNET Networks, Inc.*(a)............... 273,000   4,010,370
           Getty Images, Inc.*(a)................  23,000   2,053,210
           Juniper Networks, Inc.*............... 124,000   2,765,200
           McAfee, Inc.*......................... 129,000   3,499,770
           Monster Worldwide, Inc.*.............. 146,000   5,959,720
                                                          -----------
                                                           27,503,970
                                                          -----------
           IT CONSULTING & SERVICES - 1.7%
           CACI International, Inc. - Class A*(a)  80,000   4,590,400
           DST Systems, Inc.*.................... 129,000   7,728,390
                                                          -----------
                                                           12,318,790
                                                          -----------
           LEISURE EQUIPMENT & PRODUCTS - 0.8%
           Brunswick Corp........................ 145,000   5,895,700
                                                          -----------
           MANUFACTURING - 1.3%
           AMETEK, Inc........................... 143,000   6,083,220
           Pentair, Inc.(a)......................  96,000   3,313,920
                                                          -----------
                                                            9,397,140
                                                          -----------
           MEDIA - 5.0%
           Catalina Marketing Corp.(a)........... 109,000   2,763,150
           Citadel Broadcasting Corp.(a)......... 284,000   3,816,960
           Clear Channel Outdoor Holdings, Inc.*.  69,000   1,383,450
           Discovery Holding Co.*(a)............. 241,000   3,651,150

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         MEDIA - CONTINUED
         Dreamworks Animation SKG, Inc.*(a).......  90,000 $ 2,210,400
         Lamar Advertising Co. - Class A*......... 168,000   7,751,520
         Rogers Communications, Inc. - Class B(a). 201,000   8,494,260
         Univision Communications, Inc. Class A*.. 155,000   4,555,450
         XM Satellite Radio Holdings, Inc. -
           Class A*(a)............................  26,000     709,280
                                                           -----------
                                                            35,335,620
                                                           -----------
         METALS & MINING - 0.7%
         Newmont Mining Corp......................  91,000   4,859,400
                                                           -----------
         OIL & GAS - 7.1%
         BJ Services Co........................... 294,000  10,780,980
         EOG Resources, Inc....................... 134,000   9,831,580
         Murphy Oil Corp.......................... 152,000   8,206,480
         Smith International, Inc................. 206,000   7,644,660
         Western Gas Resources, Inc.(a)........... 108,000   5,085,720
         XTO Energy, Inc.......................... 193,000   8,480,420
                                                           -----------
                                                            50,029,840
                                                           -----------
         PHARMACEUTICALS - 8.8%
         Abgenix, Inc.*(a)........................ 100,000   2,151,000
         Alkermes, Inc.*(a)....................... 163,000   3,116,560
         Amylin Pharmaceuticals, Inc.*(a).........  87,000   3,473,040
         Andrx Corp.*(a)..........................  72,000   1,185,840
         Barr Laboratories, Inc.*................. 113,000   7,038,770
         Cephalon, Inc.*(a)....................... 122,000   7,898,280
         Elan Corp. Plc (ADR)*(a)................. 340,000   4,736,200
         Gilead Sciences, Inc.*................... 119,000   6,262,970
         Human Genome Sciences, Inc.*(a)..........  83,000     710,480
         Medimmune, Inc.*......................... 306,000  10,716,120
         Neurocrine Biosciences, Inc.*(a).........  60,000   3,763,800
         OSI Pharmaceuticals, Inc.*(a)............  67,000   1,878,680
         Sepracor, Inc.*(a).......................  60,000   3,096,000
         Valeant Pharmaceuticals International(a). 143,000   2,585,440
         Vertex Pharmaceuticals, Inc.*(a)......... 122,000   3,375,740
                                                           -----------
                                                            61,988,920
                                                           -----------
         RETAIL-SPECIALTY - 5.1%
         Best Buy Co., Inc........................ 121,000   5,261,080
         CDW Corp.................................  82,000   4,720,740
         Dollar General Corp...................... 222,000   4,233,540
         Family Dollar Stores, Inc.(a)............ 108,000   2,677,320
         MSC Industrial Direct Co., Inc. - Class A  26,000   1,045,720
         O' Reilly Automotive, Inc.*(a)........... 143,000   4,577,430
         PETsMART, Inc............................ 223,000   5,722,180
         Ross Stores, Inc......................... 136,000   3,930,400
         Williams-Sonoma, Inc.*...................  90,000   3,883,500
                                                           -----------
                                                            36,051,910
                                                           -----------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.0%
         Altera Corp.*............................ 290,000   5,373,700
         AMIS Holdings, Inc.*(a)..................  86,000     915,900

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

               ----------------------------------------------------------
               SECURITY                                         VALUE
               DESCRIPTION                        SHARES       (NOTE 2)
               ----------------------------------------------------------

               SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
               Intersil Corp. - Class A.......... 239,000     $ 5,946,320
               Linear Technology Corp............ 177,000       6,384,390
               Microchip Technology, Inc......... 179,000       5,754,850
               National Semiconductor Corp....... 134,000       3,481,320
               Novellus Systems, Inc............. 177,000       4,269,240
               PMC-Sierra, Inc.*(a).............. 206,000       1,588,260
               Semtech Corp.*(a)................. 103,000       1,880,780
                                                              -----------
                                                               35,594,760
                                                              -----------
               SOFTWARE - 4.6%
               Activision, Inc.*................. 197,333       2,711,355
               Adobe Systems, Inc.*.............. 118,000       4,361,280
               Avid Technology, Inc.(a)..........  40,700       2,228,732
               Cadence Design Systems, Inc.*..... 323,000       5,465,160
               NAVTEQ Corp.*..................... 125,000       5,483,750
               Red Hat, Inc.*(a)................. 188,000       5,121,120
               VeriSign, Inc.*................... 313,000       6,860,960
                                                              -----------
                                                               32,232,357
                                                              -----------
               TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.3%
               ADTRAN, Inc.(a)...................  95,000       2,825,300
               Amdocs, Ltd.*..................... 124,000       3,410,000
               Garmin, Ltd.(a)...................  81,000       5,374,350
               Harris Corp....................... 161,000       6,924,610
               Telus Corp........................ 116,000       4,761,576
                                                              -----------
                                                               23,295,836
                                                              -----------

         ---------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         ---------------------------------------------------------------

         TELECOMMUNICATION SERVICES - WIRELESS - 2.0%
         Crown Castle International Corp.*      278,000 $   7,480,980
         Nextel Partners, Inc. - Class A*.      246,000     6,873,240
                                                        -------------
                                                           14,354,220
                                                        -------------
         Total Common Stocks (Cost $537,065,423)          686,578,846
                                                        -------------

         SHORT-TERM INVESTMENTS - 22.3%
         State Street Navigator Securities
           Lending Prime Portfolio(b)..... $129,244,931 $ 129,244,931
         T. Rowe Price Government Reserve
           Investment Fund**..............   28,396,587    28,396,587
                                                        -------------
         Total Short-Term Investments
         (Cost $157,641,518)                              157,641,518
                                                        -------------

         TOTAL INVESTMENTS - 119.5%
         (Cost $694,706,941)                              844,220,364

         Other Assets and Liabilities (net) - (19.5%)    (137,648,912)
                                                        -------------

         TOTAL NET ASSETS - 100.0%                      $ 706,571,452
                                                        =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Affiliated Issuer. See Note 3 for additional Information.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 95.1%
          ADVERTISING - 0.5%
          aQuantive, Inc.*.....................  44,480 $   1,122,675
                                                        -------------
          AUTO COMPONENTS - 0.6%
          Johnson Controls, Inc................  17,260     1,258,427
                                                        -------------
          AUTOMOTIVE - 0.7%
          Oshkosh Truck Corp...................  35,840     1,598,106
                                                        -------------
          BANKS - 0.4%
          Colonial BancGroup, Inc..............  42,010     1,000,678
                                                        -------------
          BEVERAGES, FOOD & TOBACCO - 0.8%
          Hansen Natural Corp.*................  24,160     1,904,050
                                                        -------------
          BIOTECHNOLOGY - 4.4%
          Biogen Idec, Inc.*...................  37,940     1,719,820
          Celgene Corp.*.......................  28,150     1,824,120
          Intuitive Surgical, Inc.*............   9,400     1,102,338
          MedImmune, Inc.*.....................  58,850     2,060,927
          Protein Design Labs, Inc. *..........  58,320     1,657,455
          ResMed, Inc.*........................  40,000     1,532,400
                                                        -------------
                                                            9,897,060
                                                        -------------
          BUILDING MATERIALS - 0.4%
          Florida Rock Industries, Inc.........  17,320       849,719
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 2.7%
          Global Payments, Inc.................  36,510     1,701,731
          Manpower, Inc........................  38,240     1,778,160
          McDermott International, Inc.*.......  33,060     1,474,806
          MPS Group, Inc.*.....................  84,580     1,156,209
                                                        -------------
                                                            6,110,906
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 0.9%
          JDS Uniphase Corp.*.................. 904,230     2,133,983
                                                        -------------
          COMPUTER SERVICES - 1.0%
          Cogent, Inc.*........................  72,600     1,646,568
          Salesforce.com, Inc.*................  21,630       693,241
                                                        -------------
                                                            2,339,809
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.0%
          Network Appliance, Inc.*.............  80,870     2,183,490
                                                        -------------
          ELECTRICAL EQUIPMENT - 1.9%
          Actuant Corp. - Class A..............  15,590       869,922
          Ametek, Inc..........................  29,760     1,265,991
          WESCO International, Inc.*...........  52,640     2,249,307
                                                        -------------
                                                            4,385,220
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
          Harman International Industries, Inc.  25,630     2,507,896
          Itron, Inc.*.........................  20,430       818,017
                                                        -------------
                                                            3,325,913
                                                        -------------
          FINANCIALS - DIVERSIFIED - 8.5%
          Affiliated Managers Group, Inc.*.....  27,765     2,228,142
          Ameritrade Holding Corp.*............  94,560     2,269,440

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       FINANCIALS - DIVERSIFIED - CONTINUED
       Chicago Merchantile Exchange Holdings,
         Inc......................................   7,590 $   2,789,249
       Legg Mason, Inc............................  23,590     2,823,487
       Mellon Financial Corp......................  75,440     2,583,820
       Moody's Corporation........................  33,660     2,067,397
       Nasdaq Stock Market, Inc.*.................  34,400     1,210,192
       T. Rowe Price Group, Inc...................  45,130     3,250,714
                                                           -------------
                                                              19,222,441
                                                           -------------
       FOOD & DRUG RETAILING - 1.1%
       Whole Foods Market, Inc....................  31,540     2,440,881
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
       Dade Behring Holdings, Inc.................  52,400     2,142,636
       Varian Medical Systems, Inc.*..............  26,150     1,316,391
                                                           -------------
                                                               3,459,027
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.5%
       Cerner Corp.*..............................  22,120     2,010,929
       Community Health Systems, Inc.*............  24,010       920,543
       DaVita, Inc.*..............................  28,520     1,444,253
       Express Scripts, Inc.*.....................  28,010     2,347,238
       Omnicare, Inc..............................  59,840     3,424,045
       WellPoint, Inc.*...........................       0            35
                                                           -------------
                                                              10,147,043
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 3.2%
       Scientific Games Corp. - Class A*..........  74,550     2,033,724
       Starwood Hotels & Resorts Worldwide, Inc. -
         Class B..................................  50,300     3,212,158
       Station Casinos, Inc.......................  27,790     1,884,162
                                                           -------------
                                                               7,130,044
                                                           -------------
       INDUSTRIAL CONGLOMERATES - 1.5%
       Ceradyne, Inc.*............................  30,190     1,322,322
       Roper Industries, Inc......................  53,410     2,110,229
                                                           -------------
                                                               3,432,551
                                                           -------------
       INSURANCE - 0.7%
       HCC Insurance Holdings, Inc................  49,570     1,471,238
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 5.6%
       Akamai Technologies, Inc.*................. 111,680     2,225,782
       CNET Networks, Inc.*....................... 158,670     2,330,862
       F5 Networks, Inc.*.........................  52,530     3,004,191
       Foundry Networks, Inc.*.................... 123,960     1,711,887
       Openwave Sys, Inc.*........................  97,110     1,696,512
       ValueClick, Inc.*..........................  92,380     1,673,002
                                                           -------------
                                                              12,642,236
                                                           -------------
       MACHINERY - 0.6%
       Terex Corp.*...............................  21,450     1,274,130
                                                           -------------
       MEDIA - 4.3%
       Getty Images, Inc.*........................  22,650     2,021,965
       Monster Worldwide, Inc.*...................  83,850     3,422,757

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       MEDIA - CONTINUED
       Sirius Satellite Radio, Inc.*.............. 489,370 $   3,278,779
       XM Satelite Radio Holdings, Inc. - Class A*  37,770     1,030,366
                                                           -------------
                                                               9,753,867
                                                           -------------
       METALS & MINING - 5.5%
       Allegheny Technologies, Inc................  50,000     1,804,000
       CONSOL Energy, Inc.........................  31,000     2,020,580
       Freeport-McMoRan Copper & Gold, Inc. -
         Class B..................................  41,850     2,251,530
       Joy Global, Inc............................  71,005     2,840,200
       Peabody Energy Corp........................  17,000     1,401,140
       Precision Castparts Corp...................  41,180     2,133,536
                                                           -------------
                                                              12,450,986
                                                           -------------
       OIL & GAS - 8.3%
       Cal Dive International, Inc.*..............  28,300     1,015,687
       Chesapeake Energy Corp.....................  38,610     1,225,095
       Grant Prideco, Inc.*.......................  27,750     1,224,330
       National-Oilwell Varco, Inc.*..............  30,770     1,929,279
       Newfield Exploration Co.*..................  31,940     1,599,236
       Range Resources Corp....................... 110,005     2,897,532
       Southwestern Energy Co. *..................  57,540     2,067,988
       Sunoco, Inc................................  34,180     2,679,028
       Ultra Petroleum Corp.*.....................  29,340     1,637,172
       XTO Energy, Inc............................  57,060     2,507,216
                                                           -------------
                                                              18,782,563
                                                           -------------
       PHARMACEUTICALS - 5.1%
       Allergan, Inc..............................  29,210     3,153,512
       Barr Pharmaceuticals, Inc.*................  38,260     2,383,215
       Cephalon, Inc.*............................  18,700     1,210,638
       Pharmaceutical Product Development, Inc.*..  17,490     1,083,505
       Sepracor, Inc.*............................  20,250     1,044,900
       Shire Pharmaceuticals Group Plc (ADR)......  43,490     1,686,977
       United Therapeutics Corp.*.................  13,530       935,194
                                                           -------------
                                                              11,497,941
                                                           -------------
       REAL ESTATE - 0.8%
       CB Richard Ellis Group, Inc. - Class A*....  30,870     1,816,699
                                                           -------------
       RETAIL - SPECIALTY - 8.8%
       Chico's FAS, Inc.*.........................  76,900     3,378,217
       Circuit City Stores, Inc...................  61,620     1,391,996
       Coach, Inc.*............................... 125,520     4,184,837
       GameStop Corp. - Class A*..................  36,220     1,152,520
       Nordstrom, Inc.............................  62,390     2,333,386
       Polo Ralph Lauren Corp.....................  33,660     1,889,672
       Tiffany & Co...............................  45,080     1,726,113
       Urban Outfitters, Inc.*....................  55,750     1,411,033
       Williams-Sonoma, Inc.*.....................  55,120     2,378,428
                                                           -------------
                                                              19,846,202
                                                           -------------

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR     VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 12.7%
       Advanced Micro Devices, Inc.*............     128,640 $  3,936,384
       Agilent Technologies, Inc.*..............      82,830    2,757,411
       ASML Holding N.V.*.......................      95,320    1,914,026
       ATI Technologies, Inc.*..................      71,710    1,218,353
       Broadcom Corp. - Class A*................     101,620    4,791,383
       KLA-Tencor Corp..........................      79,460    3,919,762
       Lam Research Corp.*......................      28,970    1,033,650
       Micron Technology, Inc.*.................     200,450    2,667,989
       Silicon Laboratories, Inc.*..............      64,260    2,355,771
       SiRF Technology Holdings, Inc.*..........      38,850    1,157,730
       Trident Microsystems, Inc.*..............      49,950      899,100
       Varian Semiconductor Equipment
         Associates, Inc.*......................      44,940    1,974,214
                                                             ------------
                                                               28,625,773
                                                             ------------
       SOFTWARE - 0.4%
       Red Hat, Inc.*...........................      28,680      781,243
                                                             ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
       Comverse Technology, Inc.*...............      42,005    1,116,913
                                                             ------------
       TELECOMMUNICATION SERVICES - WIRELESS - 2.6%
       Crown Castle International Corp.*........      50,670    1,363,529
       NII Holdings, Inc. - Class B*............     101,210    4,420,853
                                                             ------------
                                                                5,784,382
                                                             ------------
       TRANSPORTATION - 2.1%
       C.H. Robinson Worldwide, Inc.............      49,560    1,835,207
       Norfolk Southern Corp....................      31,570    1,415,283
       UTI Worldwide, Inc.......................      16,990    1,577,351
                                                             ------------
                                                                4,827,841
                                                             ------------
       Total Common Stocks
       (Cost $181,073,056)                                    214,614,037
                                                             ------------

       SHORT-TERM INVESTMENTS - 4.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05 at 2.80% to
         be repurchased at $10,369,225 on
         01/03/06 collateralized by 10,730,000
         FNMA 3.00% due 08/15/07 with a value
         of $10,574,082. (Cost $10,366,000)..... $10,366,000 $ 10,366,000
                                                             ------------

       TOTAL INVESTMENTS - 99.7%
       (Cost $191,439,056)                                    224,980,037

       Other Assets and Liabilities (net) - 0.3%                  576,969
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $225,557,006
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FNMA - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 92.6%
          AIRLINES - 0.5%
          Southwest Airlines Co................. 299,100 $   4,914,213
                                                         -------------
          BANKS - 8.4%
          Bank of America Corp.................. 665,700    30,722,055
          Bank of New York Co., Inc............. 292,800     9,325,680
          SunTrust Banks, Inc...................  14,700     1,069,572
          Wachovia Corp......................... 309,100    16,339,026
          Wells Fargo & Co...................... 337,600    21,211,408
                                                         -------------
                                                            78,667,741
                                                         -------------
          BEVERAGES - 1.9%
          Anheuser-Busch Cos., Inc..............  95,700     4,111,272
          Coca-Cola Co. (The)................... 341,000    13,745,710
                                                         -------------
                                                            17,856,982
                                                         -------------
          CHEMICALS - 3.5%
          Dow Chemical Co....................... 171,400     7,510,748
          E.I. du Pont de Nemours & Co.......... 441,600    18,768,000
          Rohm & Haas Co........................ 141,900     6,870,798
                                                         -------------
                                                            33,149,546
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 0.5%
          CCE Spinco, Inc.*.....................       1             7
          First Data Corp....................... 106,500     4,580,565
                                                         -------------
                                                             4,580,572
                                                         -------------
          COMMUNICATIONS EQUIPMENT - 0.2%
          Andrew Corp.*.........................  49,200       527,916
          Nokia Corp. (ADR).....................  79,400     1,453,020
                                                         -------------
                                                             1,980,936
                                                         -------------
          COMPUTERS & PERIPHERALS - 1.7%
          Dell, Inc.*........................... 229,700     6,888,703
          Hewlett-Packard Co.................... 123,900     3,547,257
          International Business Machines Corp..  51,200     4,208,640
          Lexmark International, Inc. - Class A*  29,000     1,300,070
                                                         -------------
                                                            15,944,670
                                                         -------------
          ELECTRIC UTILITIES - 1.8%
          Dominion Resources, Inc...............  71,200     5,496,640
          FirstEnergy Corp...................... 151,600     7,426,884
          Public Service Enterprise Group, Inc..  58,900     3,826,733
                                                         -------------
                                                            16,750,257
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
          American Electric Power Co., Inc...... 164,000     6,082,760
          KEMET Corp.*..........................  76,000       537,320
                                                         -------------
                                                             6,620,080
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 0.4%
          Constellation Energy Group............  60,700     3,496,320
                                                         -------------
          FINANCIALS - DIVERSIFIED - 11.3%
          Ambac Financial Group, Inc............  53,200     4,099,592
          Citigroup, Inc........................ 654,300    31,753,179

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ---------------------------------------------------------------------

     FINANCIALS - DIVERSIFIED - CONTINUED
     Fannie Mae...................................    64,200 $   3,133,602
     Freddie Mac..................................   619,200    40,464,720
     JPMorgan Chase & Co..........................   221,900     8,807,211
     Merrill Lynch & Co., Inc.....................   121,900     8,256,287
     PNC Financial Services Group, Inc............   156,200     9,657,846
                                                             -------------
                                                               106,172,437
                                                             -------------
     FOOD & DRUG RETAILING - 3.4%
     Kraft Foods, Inc. - Class A..................   381,300    10,729,782
     Unilever NV..................................   313,300    21,508,045
                                                             -------------
                                                                32,237,827
                                                             -------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
     Boston Scientific Corp.*.....................   198,300     4,856,367
     Cardinal Health, Inc.........................    85,900     5,905,625
                                                             -------------
                                                                10,761,992
                                                             -------------
     HOUSEHOLD PRODUCTS - 2.0%
     Kimberly-Clark Corp..........................   317,300    18,926,945
                                                             -------------
     INSURANCE - 4.8%
     AFLAC, Inc...................................    39,300     1,824,306
     American International Group, Inc............   109,400     7,464,362
     Assurant, Inc................................    18,200       791,518
     Berkshire Hathaway, Inc. - Class B*..........     2,060     6,047,130
     Chubb Corp. (The)............................   158,060    15,434,559
     Genworth Financial, Inc. - Class A...........    70,800     2,448,264
     Hartford Financial Services Group, Inc.......    14,400     1,236,816
     RenaissanceRe Holdings, Ltd..................    13,900       613,129
     St. Paul Travelers Co., Inc. (The)...........    93,600     4,181,112
     Torchmark Corp...............................   100,000     5,560,000
                                                             -------------
                                                                45,601,196
                                                             -------------
     INTERNET SOFTWARE & SERVICES - 0.9%
     Cisco Systems, Inc.*.........................   473,800     8,111,456
                                                             -------------
     IT CONSULTING & SERVICES - 1.0%
     Affiliated Computer Services, Inc. - Class A*   154,100     9,119,638
                                                             -------------
     MANUFACTURING - 0.3%
     Cognex Corp..................................    52,900     1,591,761
     Flextronics International, Ltd.*.............   128,300     1,339,452
                                                             -------------
                                                                 2,931,213
                                                             -------------
     MEDIA - 10.4%
     Clear Channel Communications, Inc............   694,500    21,842,025
     Comcast Corp. - Class A*.....................   363,400     9,433,864
     Gannett Co., Inc.............................    53,800     3,258,666
     Liberty Media Corp. - Class A................ 1,373,100    10,806,297
     News Corp. - Class B.........................   328,300     5,453,063
     Time Warner, Inc.............................   885,800    15,448,352
     Tribune Co...................................    96,800     2,929,168
     Viacom, Inc. - Class B.......................   408,700    13,323,620
     Walt Disney Co. (The)........................   628,200    15,057,954
                                                             -------------
                                                                97,553,009
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ---------------------------------------------------------

           METALS & MINING - 2.3%
           Alcoa, Inc.......................   725,000 $  21,438,250
                                                       -------------
           OIL & GAS - 1.0%
           Halliburton Co...................    34,500     2,137,620
           Total SA (ADR)...................    57,000     7,204,800
                                                       -------------
                                                           9,342,420
                                                       -------------
           PAPER & FOREST PRODUCTS - 3.5%
           International Paper Co...........   988,640    33,228,190
                                                       -------------
           PERSONAL PRODUCTS - 0.1%
           Avon Products, Inc...............    20,800       593,840
                                                       -------------
           PHARMACEUTICALS - 14.8%
           AmerisourceBergen Corp...........    46,000     1,904,400
           Bristol-Myers Squibb Co.......... 1,295,300    29,765,994
           GlaxoSmithKline Plc (ADR)........   817,300    41,257,304
           Pfizer, Inc......................   533,500    12,441,220
           Roche Holdings, Ltd. (ADR).......   220,200    16,481,970
           Sanofi-Aventis (ADR).............   217,200     9,535,080
           Schering-Plough Corp.............   693,900    14,467,815
           Wyeth............................   290,600    13,387,942
                                                       -------------
                                                         139,241,725
                                                       -------------
           RETAIL - MULTILINE - 2.6%
           Federated Department Stores, Inc.    78,100     5,180,373
           Wal-Mart Stores, Inc.............   406,900    19,042,920
                                                       -------------
                                                          24,223,293
                                                       -------------
           RETAIL - SPECIALTY - 0.9%
           Best Buy Co., Inc................    78,200     3,400,136
           Jones Apparel Group, Inc.........   153,700     4,721,664
                                                       -------------
                                                           8,121,800
                                                       -------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
           Credence Systems Corp.*..........   125,400       872,784
           Intel Corp.......................    11,600       289,536
           Novellus Systems, Inc............    13,200       318,384
                                                       -------------
                                                           1,480,704
                                                       -------------
           SOFTWARE - 0.5%
           Microsoft Corp...................   195,600     5,114,940
                                                       -------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 9.7%
           Amdocs, Ltd.*....................    22,500       618,750
           AT&T Corp........................ 1,463,300    35,836,217
           Ericsson LM (ADR)................    34,400     1,183,360
           Sprint Nextel Corp...............   963,800    22,514,368
           Verizon Communications, Inc...... 1,021,700    30,773,604
                                                       -------------
                                                          90,926,299
                                                       -------------
           TOBACCO - 1.9%
           Altria Group, Inc................   236,300    17,656,336
                                                       -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------
     TOYS & AMUSEMENTS - 0.3%
     Mattel, Inc................................     194,300    3,073,826
                                                             ------------
     Total Common Stocks
     (Cost $854,512,717)                                      869,818,653
                                                             ------------

     SHORT-TERM INVESTMENTS - 9.1%
     Federal Home Loan Bank 3.400%, due
       01/03/06. (Cost $85,283,888)............. $85,300,000 $ 85,283,888
                                                             ------------

     TOTAL INVESTMENTS - 101.7%
     (Cost $939,796,605)                                      955,102,541

     Other Assets and Liabilities (net) - (1.7%)              (15,898,499)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $939,204,042
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt


                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                                                      MET/AIM        Cyclical
                                                                                                  Small Cap Growth  Growth ETF
                                                                                                     Portfolio      Portfolio
                                                                                                  ----------------  -----------
ASSETS
   Investments, at value (Note 2)*                                                                    $636,857,963  $11,461,684
   Repurchase Agreement                                                                                 22,172,000           --
   Cash                                                                                                      3,718      182,224
   Cash denominated in foreign currencies**                                                                     --           --
   Receivable for investments sold                                                                         481,466           --
   Receivable for Trust shares sold                                                                        100,280       50,436
   Dividends receivable                                                                                    123,137       28,927
   Interest receivable                                                                                       4,804        2,551
   Net variation margin on financial futures contracts (Note 7)                                                 --           --
   Open swap contracts at fair value (Note 10)                                                                  --           --
   Unrealized appreciation on forward currency contracts (Note 8)                                               --           --
   Receivable from investment adviser (Note 3)                                                                  --           --
   Other assets                                                                                                 --           --
                                                                                                  ----------------  -----------
      Total assets                                                                                     659,743,368   11,725,822
                                                                                                  ----------------  -----------
LIABILITIES
   Due to bank                                                                                                  --           --
   Payables for:
      Investments purchased                                                                                565,057      140,197
      When-issued/delayed delivery investments (Note 2)                                                         --           --
      Trust shares redeemed                                                                                 72,180            6
      Securities sold short, at value*** (Note 2)                                                               --           --
      Net variation margin on financial futures contracts (Note 7)                                              --           --
      Open swap contracts at fair value (Note 10)                                                               --           --
      Unrealized depreciation on forward currency contracts (Note 8)                                            --           --
      Cash denominated in foreign currencies**                                                                  --           --
      Outstanding written options****                                                                           --           --
      Distribution and services fees - Class B                                                              63,986        2,381
      Distribution and services fees - Class E                                                               1,737           --
      Collateral on securities on loan                                                                 132,651,947           --
      Interest payable swap position                                                                            --           --
      Investment advisory fee payable (Note 3)                                                             403,390        4,077
      Administration fee payable                                                                             4,127           --
      Custodian and accounting fees payable                                                                 35,179        2,935
   Accrued expenses                                                                                         47,196       14,344
                                                                                                  ----------------  -----------
      Total liabilities                                                                                133,844,799      163,940
                                                                                                  ----------------  -----------
NET ASSETS                                                                                            $525,898,569  $11,561,882
                                                                                                  ================  ===========
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $419,717,321  $11,399,252
   Accumulated net realized gain (loss)                                                                 42,015,139        6,138
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                                 64,167,031      154,316
   Undistributed (distributions in excess of) net investment income                                           (922)       2,176
                                                                                                  ----------------  -----------
      Total                                                                                           $525,898,569  $11,561,882
                                                                                                  ================  ===========
NET ASSETS
   Class A                                                                                            $215,372,905  $        --
                                                                                                  ================  ===========
   Class B                                                                                             297,105,948   11,561,882
                                                                                                  ================  ===========
   Class E                                                                                              13,419,716           --
                                                                                                  ================  ===========
CAPITAL SHARES OUTSTANDING
   Class A                                                                                              15,763,026           --
                                                                                                  ================  ===========
   Class B                                                                                              21,984,528    1,139,989
                                                                                                  ================  ===========
   Class E                                                                                                 987,075           --
                                                                                                  ================  ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $      13.66           --
                                                                                                  ================  ===========
   Class B                                                                                                   13.51        10.14
                                                                                                  ================  ===========
   Class E                                                                                                   13.60           --
                                                                                                  ================  ===========

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $572,690,932  $11,307,368
**Cost of cash denominated in foreign currencies                                                                --           --
***Proceed of short sales                                                                                       --           --
****Cost of written options                                                                                     --           --

                                                                                                  Cyclical Growth
                                                                                                  and Income ETF
                                                                                                     Portfolio
                                                                                                  ---------------
ASSETS
   Investments, at value (Note 2)*                                                                     $7,154,005
   Repurchase Agreement                                                                                        --
   Cash                                                                                                   143,461
   Cash denominated in foreign currencies**                                                                    --
   Receivable for investments sold                                                                             --
   Receivable for Trust shares sold                                                                        48,785
   Dividends receivable                                                                                    17,279
   Interest receivable                                                                                        843
   Net variation margin on financial futures contracts (Note 7)                                                --
   Open swap contracts at fair value (Note 10)                                                                 --
   Unrealized appreciation on forward currency contracts (Note 8)                                              --
   Receivable from investment adviser (Note 3)                                                              3,653
   Other assets                                                                                                --
                                                                                                  ---------------
      Total assets                                                                                      7,368,026
                                                                                                  ---------------
LIABILITIES
   Due to bank                                                                                                 --
   Payables for:
      Investments purchased                                                                               125,464
      When-issued/delayed delivery investments (Note 2)                                                        --
      Trust shares redeemed                                                                                   161
      Securities sold short, at value*** (Note 2)                                                              --
      Net variation margin on financial futures contracts (Note 7)                                             --
      Open swap contracts at fair value (Note 10)                                                              --
      Unrealized depreciation on forward currency contracts (Note 8)                                           --
      Cash denominated in foreign currencies**                                                                 --
      Outstanding written options****                                                                          --
      Distribution and services fees - Class B                                                              1,378
      Distribution and services fees - Class E                                                                 --
      Collateral on securities on loan                                                                         --
      Interest payable swap position                                                                           --
      Investment advisory fee payable (Note 3)                                                              2,052
      Administration fee payable                                                                               --
      Custodian and accounting fees payable                                                                 2,879
   Accrued expenses                                                                                        17,707
                                                                                                  ---------------
      Total liabilities                                                                                   149,641
                                                                                                  ---------------
NET ASSETS                                                                                             $7,218,385
                                                                                                  ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $7,193,334
   Accumulated net realized gain (loss)                                                                     2,962
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                                    22,089
   Undistributed (distributions in excess of) net investment income                                            --
                                                                                                  ---------------
      Total                                                                                            $7,218,385
                                                                                                  ===============
NET ASSETS
   Class A                                                                                             $       --
                                                                                                  ===============
   Class B                                                                                              7,218,385
                                                                                                  ===============
   Class E                                                                                                     --
                                                                                                  ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                     --
                                                                                                  ===============
   Class B                                                                                                714,261
                                                                                                  ===============
   Class E                                                                                                     --
                                                                                                  ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $       --
                                                                                                  ===============
   Class B                                                                                                  10.11
                                                                                                  ===============
   Class E                                                                                                     --
                                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $7,131,916
**Cost of cash denominated in foreign currencies                                                               --
***Proceed of short sales                                                                                      --
****Cost of written options                                                                                    --

                       See notes to financial statements

Goldman Sachs Harris Oakmark Janus Aggressive    Lazard      Legg Mason    Lord Abbett
Mid-Cap Value International       Growth         Mid Cap    Value Equity America's Value
  Portfolio     Portfolio       Portfolio       Portfolio    Portfolio      Portfolio
------------- -------------- ----------------  ------------ ------------ ---------------
 $409,982,032 $1,431,794,719     $871,679,461  $307,773,764   $7,724,821     $70,534,785
   12,340,000     63,790,000               --    17,384,000      994,000       1,868,000
          114            171           64,326           881          805             750
           --      4,814,878          104,836             2        9,751              --
      128,229             --           88,861            --           --              --
      180,211        765,034          195,242       155,544      329,224              --
      676,164      1,127,380          269,553       262,452        1,587         126,392
        1,920          9,923               --         2,704           72         312,283
           --             --               --            --           --              --
           --             --               --            --           --              --
           --        451,988               --            --           --              --
           --             --               --            --        9,995              --
        4,296         13,169            8,730         3,722           --           5,806
------------- -------------- ----------------  ------------ ------------ ---------------
  423,312,966  1,502,767,262      872,411,009   325,583,069    9,070,255      72,848,016
------------- -------------- ----------------  ------------ ------------ ---------------
           --             --               --            --           --              --
      847,556     20,244,933           51,412     2,986,299      973,205         623,419
           --             --               --            --           --              --
           20        702,958          480,842       181,302           18           3,431
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
       28,785        115,388           59,153        42,726          529          15,166
           --         16,497              794         4,171           --              --
           --    151,156,676       86,643,020            --           --              --
           --             --               --            --           --              --
      255,726        875,055          441,254       194,362           --          39,431
        1,840          4,840            3,242         1,027           --             626
       34,626        332,073           72,727        27,887        7,729          18,816
       34,727         86,138           62,909        45,362       30,352          31,490
------------- -------------- ----------------  ------------ ------------ ---------------
    1,203,280    173,534,558       87,815,353     3,483,136    1,011,833         732,379
------------- -------------- ----------------  ------------ ------------ ---------------
 $422,109,686 $1,329,232,704     $784,595,656  $322,099,933   $8,058,422     $72,115,637
============= ============== ================  ============ ============ ===============
 $380,524,984 $1,022,953,857     $619,862,194  $274,000,572   $7,903,058     $65,807,908
    4,095,531     41,808,018       43,141,969    41,287,576          160       1,313,655

   37,342,090    228,902,268      121,593,478     5,461,604      155,058       3,429,335
      147,081     35,568,561           (1,985)    1,350,181          146       1,564,739
------------- -------------- ----------------  ------------ ------------ ---------------
 $422,109,686 $1,329,232,704     $784,595,656  $322,099,933   $8,058,422     $72,115,637
============= ============== ================  ============ ============ ===============
 $285,029,985 $  644,540,712     $500,463,122  $ 89,042,205   $3,185,414     $        --
============= ============== ================  ============ ============ ===============
  137,079,701    554,317,723      277,755,937   200,413,428    4,873,008      72,115,637
============= ============== ================  ============ ============ ===============
           --    130,374,269        6,376,597    32,644,300           --              --
============= ============== ================  ============ ============ ===============
   22,724,830     39,714,133       57,525,796     6,521,885      299,000              --
============= ============== ================  ============ ============ ===============
   10,925,761     34,414,998       32,293,897    14,764,291      457,402       5,130,757
============= ============== ================  ============ ============ ===============
           --      8,076,776          739,514     2,398,654           --              --
============= ============== ================  ============ ============ ===============
 $      12.54 $        16.23     $       8.70  $      13.65   $    10.65     $        --
============= ============== ================  ============ ============ ===============
        12.55          16.11             8.60         13.57        10.65           14.06
============= ============== ================  ============ ============ ===============
           --          16.14             8.62         13.61           --              --
============= ============== ================  ============ ============ ===============

----------------------------------------------------------------------------------------
 $372,639,942 $1,203,415,268     $750,081,848  $302,312,160   $7,569,845     $67,105,450
           --      4,751,905          104,847             2        9,820              --
           --             --               --            --           --              --
           --             --               --            --           --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                                                        Lord Abbett
                                                                                                       Bond Debenture
                                                                                                         Portfolio
                                                                                                       --------------
ASSETS
   Investments, at value (Note 2)*                                                                     $1,842,019,095
   Repurchase Agreement                                                                                    57,453,000
   Cash                                                                                                       173,047
   Cash denominated in foreign currencies**                                                                        --
   Receivable for investments sold                                                                          4,993,392
   Receivable for Trust shares sold                                                                           618,600
   Dividends receivable                                                                                       108,594
   Interest receivable                                                                                     22,863,655
   Net variation margin on financial futures contracts (Note 7)                                                    --
   Open swap contracts at fair value (Note 10)                                                                     --
   Unrealized appreciation on forward currency contracts (Note 8)                                                  --
   Receivable from investment adviser (Note 3)                                                                     --
   Other assets                                                                                                18,944
                                                                                                       --------------
      Total assets                                                                                      1,928,248,327
                                                                                                       --------------
LIABILITIES
   Due to bank                                                                                                     --
   Payables for:
      Investments purchased                                                                                        --
      When-issued/delayed delivery investments (Note 2)                                                            --
      Trust shares redeemed                                                                                   353,404
      Securities sold short, at value*** (Note 2)                                                                  --
      Net variation margin on financial futures contracts (Note 7)                                                 --
      Open swap contracts at fair value (Note 10)                                                                  --
      Unrealized depreciation on forward currency contracts (Note 8)                                               --
      Cash denominated in foreign currencies**                                                                     --
      Outstanding written options****                                                                              --
      Distribution and services fees - Class B                                                                148,673
      Distribution and services fees - Class E                                                                  4,456
      Collateral on securities on loan                                                                    330,838,930
      Interest payable swap position                                                                               --
      Investment advisory fee payable (Note 3)                                                                676,848
      Administration fee payable                                                                                4,092
      Custodian and accounting fees payable                                                                    69,571
   Accrued expenses                                                                                            99,456
                                                                                                       --------------
      Total liabilities                                                                                   332,195,430
                                                                                                       --------------
NET ASSETS                                                                                             $1,596,052,897
                                                                                                       ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $1,538,052,295
   Accumulated net realized gain (loss)                                                                   (22,361,030)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                         (3,496,274)
   Undistributed (distributions in excess of) net investment income                                        83,857,906
                                                                                                       --------------
      Total                                                                                            $1,596,052,897
                                                                                                       ==============
NET ASSETS
   Class A                                                                                             $  856,405,995
                                                                                                       ==============
   Class B                                                                                                704,506,208
                                                                                                       ==============
   Class E                                                                                                 35,140,694
                                                                                                       ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                 69,757,308
                                                                                                       ==============
   Class B                                                                                                 57,782,647
                                                                                                       ==============
   Class E                                                                                                  2,877,504
                                                                                                       ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $        12.28
                                                                                                       ==============
   Class B                                                                                                      12.19
                                                                                                       ==============
   Class E                                                                                                      12.21
                                                                                                       ==============

-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $1,845,515,369
**Cost of cash denominated in foreign currencies                                                                   --
***Proceed of short sales                                                                                          --
****Cost of written options                                                                                        --

                                                                                                          Lord Abbett
                                                                                                       Growth and Income
                                                                                                           Portfolio
                                                                                                       -----------------
ASSETS
   Investments, at value (Note 2)*                                                                        $3,264,216,651
   Repurchase Agreement                                                                                      104,229,000
   Cash                                                                                                              165
   Cash denominated in foreign currencies**                                                                           --
   Receivable for investments sold                                                                             5,728,456
   Receivable for Trust shares sold                                                                              290,169
   Dividends receivable                                                                                        5,145,410
   Interest receivable                                                                                            16,213
   Net variation margin on financial futures contracts (Note 7)                                                       --
   Open swap contracts at fair value (Note 10)                                                                        --
   Unrealized appreciation on forward currency contracts (Note 8)                                                     --
   Receivable from investment adviser (Note 3)                                                                        --
   Other assets                                                                                                   37,730
                                                                                                       -----------------
      Total assets                                                                                         3,379,663,794
                                                                                                       -----------------
LIABILITIES
   Due to bank                                                                                                        --
   Payables for:
      Investments purchased                                                                                   11,446,156
      When-issued/delayed delivery investments (Note 2)                                                               --
      Trust shares redeemed                                                                                    2,173,290
      Securities sold short, at value*** (Note 2)                                                                     --
      Net variation margin on financial futures contracts (Note 7)                                                    --
      Open swap contracts at fair value (Note 10)                                                                     --
      Unrealized depreciation on forward currency contracts (Note 8)                                                  --
      Cash denominated in foreign currencies**
      Outstanding written options****                                                                                 --
      Distribution and services fees - Class B                                                                   241,384
      Distribution and services fees - Class E                                                                        --
      Collateral on securities on loan                                                                       247,970,090
      Interest payable swap position                                                                                  --
      Investment advisory fee payable (Note 3)                                                                 1,355,936
      Administration fee payable                                                                                   7,495
      Custodian and accounting fees payable                                                                      100,558
   Accrued expenses                                                                                              163,895
                                                                                                       -----------------
      Total liabilities                                                                                      263,458,804
                                                                                                       -----------------
NET ASSETS                                                                                                $3,116,204,990
                                                                                                       =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                        $2,556,184,702
   Accumulated net realized gain (loss)                                                                      205,919,946
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                           312,490,842
   Undistributed (distributions in excess of) net investment income                                           41,609,500
                                                                                                       -----------------
      Total                                                                                               $3,116,204,990
                                                                                                       =================
NET ASSETS
   Class A                                                                                                $1,985,721,183
                                                                                                       =================
   Class B                                                                                                 1,130,483,807
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                    71,979,223
                                                                                                       =================
   Class B                                                                                                    41,220,010
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                $        27.59
                                                                                                       =================
   Class B                                                                                                         27.43
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================

-------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                      $2,951,725,809
**Cost of cash denominated in foreign currencies                                                                      --
***Proceed of short sales                                                                                             --
****Cost of written options                                                                                           --

                                                                                                           Lord Abbett
                                                                                                       Growth Opportunities
                                                                                                            Portfolio
                                                                                                       --------------------
ASSETS
   Investments, at value (Note 2)*                                                                              $70,411,341
   Repurchase Agreement                                                                                           4,995,000
   Cash                                                                                                                 302
   Cash denominated in foreign currencies**                                                                              --
   Receivable for investments sold                                                                                  177,466
   Receivable for Trust shares sold                                                                                  26,755
   Dividends receivable                                                                                              39,042
   Interest receivable                                                                                                  555
   Net variation margin on financial futures contracts (Note 7)                                                          --
   Open swap contracts at fair value (Note 10)                                                                           --
   Unrealized appreciation on forward currency contracts (Note 8)                                                        --
   Receivable from investment adviser (Note 3)                                                                        7,890
   Other assets                                                                                                          --
                                                                                                       --------------------
      Total assets                                                                                               75,658,351
                                                                                                       --------------------
LIABILITIES
   Due to bank                                                                                                           --
   Payables for:
      Investments purchased                                                                                       2,800,880
      When-issued/delayed delivery investments (Note 2)                                                                  --
      Trust shares redeemed                                                                                          71,536
      Securities sold short, at value*** (Note 2)                                                                        --
      Net variation margin on financial futures contracts (Note 7)                                                       --
      Open swap contracts at fair value (Note 10)                                                                        --
      Unrealized depreciation on forward currency contracts (Note 8)                                                     --
      Cash denominated in foreign currencies**                                                                           --
      Outstanding written options****                                                                                    --
      Distribution and services fees - Class B                                                                        8,684
      Distribution and services fees - Class E                                                                           --
      Collateral on securities on loan                                                                           10,329,737
      Interest payable swap position                                                                                     --
      Investment advisory fee payable (Note 3)                                                                       37,410
      Administration fee payable                                                                                      1,505
      Custodian and accounting fees payable                                                                          21,936
   Accrued expenses                                                                                                  31,174
                                                                                                       --------------------
      Total liabilities                                                                                          13,302,862
                                                                                                       --------------------
NET ASSETS                                                                                                      $62,355,489
                                                                                                       ====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                              $54,573,219
   Accumulated net realized gain (loss)                                                                             118,940
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                                7,663,473
   Undistributed (distributions in excess of) net investment income                                                    (143)
                                                                                                       --------------------
      Total                                                                                                     $62,355,489
                                                                                                       ====================
NET ASSETS
   Class A                                                                                                      $21,499,564
                                                                                                       ====================
   Class B                                                                                                       40,855,925
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                        2,109,137
                                                                                                       ====================
   Class B                                                                                                        4,069,791
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                      $     10.19
                                                                                                       ====================
   Class B                                                                                                            10.04
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================

----------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                            $62,747,868
**Cost of cash denominated in foreign currencies                                                                         --
***Proceed of short sales                                                                                                --
****Cost of written options                                                                                              --

                       See notes to financial statements

 Lord Abbett  MetLife Aggressive MetLife Balanced      MetLife           MetLife          MetLife
Mid-Cap Value      Strategy          Strategy     Defensive Strategy Growth Strategy Moderate Strategy
  Portfolio       Portfolio         Portfolio         Portfolio         Portfolio        Portfolio
------------- ------------------ ---------------- ------------------ --------------- -----------------
 $393,053,627       $662,004,309   $3,530,878,895       $356,181,335  $3,208,270,612    $1,170,720,414
   11,937,000                 --               --                 --              --                --
           66                  6               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
       40,769            655,149        1,514,876            363,483         960,315           476,401
      402,662                 --               --                 --              --                --
        1,857                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --             17,041               --             16,897              --                --
        4,142              1,025            7,321                164                             1,412
------------- ------------------ ---------------- ------------------ --------------- -----------------
  405,440,123        662,677,530    3,532,401,092        356,561,879   3,209,230,927     1,171,198,227
------------- ------------------ ---------------- ------------------ --------------- -----------------
           --                 --               --                 --               2                --
      998,555            346,322        1,514,875            326,084         518,279           476,395
           --                 --               --                 --              --                --
       80,183            308,827               --             37,399         442,036                 5
                              --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
       48,589            138,568          739,723             73,897         667,816           244,880
           --                 --               --                 --              --                --
   61,749,302                 --               --                 --              --                --
           --                 --               --                 --              --                --
      198,517             52,117          132,402             29,560         130,545            77,321
        1,683              2,671            2,671              2,671           2,671             2,671
       27,467              9,338            9,338              9,338           9,338             9,338
       45,336             22,599           23,252             20,627          17,565            22,876
------------- ------------------ ---------------- ------------------ --------------- -----------------
   63,149,632            880,442        2,422,261            499,576       1,788,252           833,486
------------- ------------------ ---------------- ------------------ --------------- -----------------
 $342,290,491       $661,797,088   $3,529,978,831       $356,062,303  $3,207,442,675    $1,170,364,741
============= ================== ================ ================== =============== =================
 $244,950,904       $600,771,289   $3,331,655,092       $345,279,557  $2,967,665,010    $1,118,955,010
   32,204,547          5,322,190       23,822,297          2,128,962      23,812,549         9,040,051
   62,946,777         55,629,416      174,125,673          8,622,492     215,636,306        42,248,694
    2,188,263             74,193          375,769             31,292         328,810           120,986
------------- ------------------ ---------------- ------------------ --------------- -----------------
 $342,290,491       $661,797,088   $3,529,978,831       $356,062,303  $3,207,442,675    $1,170,364,741
============= ================== ================ ================== =============== =================
 $113,340,277       $     79,722   $      160,646       $     10,602  $    1,205,927    $      294,209
============= ================== ================ ================== =============== =================
  228,950,214        661,717,366    3,529,818,185        356,051,701   3,206,236,748     1,170,070,532
============= ================== ================ ================== =============== =================
           --                 --               --                 --              --                --
============= ================== ================ ================== =============== =================
    5,043,081              6,826           14,717              1,030         105,896            27,826
============= ================== ================ ================== =============== =================
   10,277,705         56,661,492      323,282,018         34,615,629     281,356,823       110,699,660
============= ================== ================ ================== =============== =================
           --                 --               --                 --              --                --
============= ================== ================ ================== =============== =================
 $      22.47       $      11.68   $        10.92       $      10.29  $        11.39    $        10.57
============= ================== ================ ================== =============== =================
        22.28              11.68            10.92              10.29           11.40             10.57
============= ================== ================ ================== =============== =================
           --                 --               --                 --              --                --
============= ================== ================ ================== =============== =================

------------------------------------------------------------------------------------------------------
 $330,106,850       $606,374,893   $3,356,753,222       $347,558,843  $2,992,634,306    $1,128,471,720
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

                                                                                                 MFS Research   Neuberger Berman
                                                                                                 International    Real Estate
                                                                                                   Portfolio       Portfolio
                                                                                                 -------------- ----------------
ASSETS
   Investments, at value (Note 2)*                                                               $1,224,266,304     $554,729,230
   Repurchase Agreement                                                                              25,041,000       24,551,000
   Cash                                                                                                     763              575
   Cash denominated in foreign currencies**                                                             183,988               --
   Receivable for investments sold                                                                    2,834,596               --
   Receivable for Trust shares sold                                                                     487,567          182,166
   Dividends receivable                                                                                 886,677        3,162,171
   Interest receivable                                                                                    3,895            3,819
   Net variation margin on financial futures contracts (Note 7)                                              --               --
   Open swap contracts at fair value (Note 10)                                                               --               --
   Unrealized appreciation on forward currency contracts (Note 8)                                            --               --
   Receivable from investment adviser (Note 3)                                                               --               --
   Other assets                                                                                          11,404            5,597
                                                                                                 -------------- ----------------
      Total assets                                                                                1,253,716,194      582,634,558
                                                                                                 -------------- ----------------
LIABILITIES
   Due to bank                                                                                               --               --
   Payables for:
      Investments purchased                                                                              24,256        9,918,045
      When-issued/delayed delivery investments (Note 2)                                                      --               --
      Trust shares redeemed                                                                             673,236          359,191
      Securities sold short, at value*** (Note 2)                                                            --               --
      Net variation margin on financial futures contracts (Note 7)                                           --               --
      Open swap contracts at fair value (Note 10)                                                            --               --
      Unrealized depreciation on forward currency contracts (Note 8)                                         35               --
      Cash denominated in foreign currencies**                                                               --               --
      Outstanding written options****                                                                        --               --
      Distribution and services fees - Class B                                                           92,740           65,828
      Distribution and services fees - Class E                                                            1,747            6,505
      Collateral on securities on loan                                                              169,544,072               --
      Interest payable swap position                                                                         --               --
      Investment advisory fee payable (Note 3)                                                          656,340          318,209
      Administration fee payable                                                                          3,310            2,187
      Custodian and accounting fees payable                                                             350,336           26,928
   Accrued expenses                                                                                      77,170           47,287
                                                                                                 -------------- ----------------
      Total liabilities                                                                             171,423,242       10,744,180
                                                                                                 -------------- ----------------
NET ASSETS                                                                                       $1,082,292,952     $571,890,378
                                                                                                 ============== ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                               $  848,446,175     $464,299,516
   Accumulated net realized gain (loss)                                                              80,168,716       38,201,733
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                            145,334,906       60,191,544
   Undistributed (distributions in excess of) net investment income                                   8,343,155        9,197,585
                                                                                                 -------------- ----------------
      Total                                                                                      $1,082,292,952     $571,890,378
                                                                                                 ============== ================
NET ASSETS
   Class A                                                                                       $  624,210,071     $204,147,859
                                                                                                 ============== ================
   Class B                                                                                          443,525,653      316,402,583
                                                                                                 ============== ================
   Class E                                                                                           14,557,228       51,339,936
                                                                                                 ============== ================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                           48,011,738       14,430,021
                                                                                                 ============== ================
   Class B                                                                                           34,281,448       22,419,627
                                                                                                 ============== ================
   Class E                                                                                            1,123,040        3,634,437
                                                                                                 ============== ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                       $        13.00     $      14.15
                                                                                                 ============== ================
   Class B                                                                                                12.94            14.11
                                                                                                 ============== ================
   Class E                                                                                                12.96            14.13
                                                                                                 ============== ================

---------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                             $1,078,924,550     $494,537,686
**Cost of cash denominated in foreign currencies                                                        184,886               --
***Proceed of short sales                                                                                    --               --
****Cost of written options                                                                                  --               --

                                                                                                 Oppenheimer Capital
                                                                                                    Appreciation
                                                                                                      Portfolio
                                                                                                 -------------------
ASSETS
   Investments, at value (Note 2)*                                                                    $1,184,085,701
   Repurchase Agreement                                                                                   35,819,000
   Cash                                                                                                          876
   Cash denominated in foreign currencies**                                                                       --
   Receivable for investments sold                                                                                --
   Receivable for Trust shares sold                                                                          253,867
   Dividends receivable                                                                                      817,899
   Interest receivable                                                                                         5,572
   Net variation margin on financial futures contracts (Note 7)                                                   --
   Open swap contracts at fair value (Note 10)                                                                    --
   Unrealized appreciation on forward currency contracts (Note 8)                                                 --
   Receivable from investment adviser (Note 3)                                                                    --
   Other assets                                                                                               16,981
                                                                                                 -------------------
      Total assets                                                                                     1,220,999,896
                                                                                                 -------------------
LIABILITIES
   Due to bank                                                                                                    --
   Payables for:
      Investments purchased                                                                                  685,430
      When-issued/delayed delivery investments (Note 2)                                                           --
      Trust shares redeemed                                                                                  584,117
      Securities sold short, at value*** (Note 2)                                                                 --
      Net variation margin on financial futures contracts (Note 7)                                                --
      Open swap contracts at fair value (Note 10)                                                                 --
      Unrealized depreciation on forward currency contracts (Note 8)                                              --
      Cash denominated in foreign currencies**                                                                    --
      Outstanding written options****                                                                             --
      Distribution and services fees - Class B                                                               108,348
      Distribution and services fees - Class E                                                                   108
      Collateral on securities on loan                                                                    51,990,284
      Interest payable swap position                                                                              --
      Investment advisory fee payable (Note 3)                                                               617,150
      Administration fee payable                                                                                  --
      Custodian and accounting fees payable                                                                   68,304
   Accrued expenses                                                                                           79,970
                                                                                                 -------------------
      Total liabilities                                                                                   54,133,711
                                                                                                 -------------------
NET ASSETS                                                                                            $1,166,866,185
                                                                                                 ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $1,050,729,840
   Accumulated net realized gain (loss)                                                                    6,274,199
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                                 106,890,168
   Undistributed (distributions in excess of) net investment income                                        2,971,978
                                                                                                 -------------------
      Total                                                                                           $1,166,866,185
                                                                                                 ===================
NET ASSETS
   Class A                                                                                            $  664,185,654
                                                                                                 ===================
   Class B                                                                                               501,823,542
                                                                                                 ===================
   Class E                                                                                                   856,989
                                                                                                 ===================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                76,444,565
                                                                                                 ===================
   Class B                                                                                                58,206,388
                                                                                                 ===================
   Class E                                                                                                    98,712
                                                                                                 ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $         8.69
                                                                                                 ===================
   Class B                                                                                                      8.62
                                                                                                 ===================
   Class E                                                                                                      8.68
                                                                                                 ===================

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $1,077,190,033
**Cost of cash denominated in foreign currencies                                                                  --
***Proceed of short sales                                                                                         --
****Cost of written options                                                                                       --

                       See notes to financial statements

PIMCO Inflation    PIMCO Total        Met/Putnam        RCM Global    Third Avenue   T. Rowe Price
Protected Bond       Return      Capital Opportunities  Technology   Small Cap Value Mid-Cap Growth
   Portfolio        Portfolio          Portfolio        Portfolio       Portfolio      Portfolio
---------------  --------------  --------------------- ------------  --------------- --------------
 $1,846,303,595  $2,821,202,665            $56,232,942 $266,429,444   $  970,023,944   $844,220,364
    109,402,000      32,560,000                     --    7,305,000      142,349,000             --
            946           1,720                 19,420          520              241             --
        146,412       4,401,610                     --           --            3,580             --
     21,694,501     266,091,353                321,867   18,058,513       13,782,821      2,326,084
        310,661       2,115,720                     --       26,080          324,984        169,105
          8,225          24,063                 46,419       49,049          820,382        691,278
      4,124,096      14,479,140                     --        1,136           22,143         96,019
             --              --                     --           --               --             --
      2,042,962              --                     --           --               --             --
             --              --                     --           --               --             --
             --              --                     --          793               --             --
         11,148          25,420                    589        2,704            9,803             --
---------------  --------------  --------------------- ------------  --------------- --------------
  1,984,044,546   3,140,901,691             56,621,237  291,873,239    1,127,336,898    847,502,850
---------------  --------------  --------------------- ------------  --------------- --------------
             --              --                     --           --               --        335,266
    984,569,880     763,561,014                 55,181   10,233,299        7,431,524     10,301,617
             --              --                     --           --               --             --
         54,217         680,510                 80,153      251,619           22,141        420,338
     26,934,810     193,576,634                     --    9,797,199               --             --
          1,581          29,241                     --           --               --             --
             --       8,379,363                     --           --               --             --
        150,228       1,425,044                     --           --               --             --
             --              --                     --           --               --             --
         27,219       1,189,373                     --    1,257,620               --             --
         81,458         232,352                  1,112       18,461           94,260         88,971
             --          18,635                     --        2,392               --          3,223
             --              --             11,563,449   35,626,920      199,839,557    129,244,931
        495,602       3,684,989                     --           --               --             --
        406,359         906,077                 32,975      178,667          583,404        439,602
          3,527             898                  1,458        2,589            2,205          3,192
         58,242         167,280                 23,130       27,877           45,408         42,464
         50,385         125,673                 31,507       45,642           67,351         51,794
---------------  --------------  --------------------- ------------  --------------- --------------
  1,012,833,508     973,977,083             11,788,965   57,442,285      208,085,850    140,931,398
---------------  --------------  --------------------- ------------  --------------- --------------
 $  971,211,038  $2,166,924,608            $44,832,272 $234,430,954   $  919,251,048   $706,571,452
===============  ==============  ===================== ============  =============== ==============
 $  944,312,425  $2,121,343,776            $38,229,805 $210,076,956   $  648,764,255   $531,652,784
      1,470,437     (23,395,657)             1,470,218   (9,863,118)      68,214,575     25,405,729

       (189,572)     (7,915,717)             5,035,155   34,528,202      196,476,906    149,513,263
     25,617,748      76,892,206                 97,094     (311,086)       5,795,312           (324)
---------------  --------------  --------------------- ------------  --------------- --------------
 $  971,211,038  $2,166,924,608            $44,832,272 $234,430,954   $  919,251,048   $706,571,452
===============  ==============  ===================== ============  =============== ==============
 $  585,798,936  $  912,626,426            $39,539,373 $129,348,570   $  476,834,388   $258,608,932
===============  ==============  ===================== ============  =============== ==============
    385,412,102   1,107,737,467              5,292,899   86,476,093      442,416,660    422,569,665
===============  ==============  ===================== ============  =============== ==============
             --     146,560,715                     --   18,606,291               --     25,392,855
===============  ==============  ===================== ============  =============== ==============
     54,327,315      78,649,719              2,548,627   25,295,337       28,710,205     30,457,763
===============  ==============  ===================== ============  =============== ==============
     35,834,547      96,335,613                344,552   17,112,023       26,725,478     50,437,152
===============  ==============  ===================== ============  =============== ==============
             --      12,709,648                     --    3,667,912               --      3,014,778
===============  ==============  ===================== ============  =============== ==============
 $        10.78  $        11.60            $     15.51 $       5.11   $        16.61   $       8.49
===============  ==============  ===================== ============  =============== ==============
          10.76           11.50                  15.36         5.05            16.55           8.38
===============  ==============  ===================== ============  =============== ==============
             --           11.53                     --         5.07               --           8.42
===============  ==============  ===================== ============  =============== ==============

----------------------------------------------------------------------------------------------------
 $1,847,901,620  $2,824,390,035            $51,197,787 $231,608,176   $  773,545,956   $694,706,941
        146,446       4,395,313                     --           --            3,556             --
     27,198,357     192,798,950                     --    9,653,859               --             --
         44,580       1,867,082                     --    1,107,926               --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

                                                                                                         Turner       Van Kampen
                                                                                                     Mid-Cap Growth    Comstock
                                                                                                       Portfolio      Portfolio
                                                                                                     --------------  ------------
ASSETS
   Investments, at value (Note 2)*                                                                     $214,614,037  $955,102,541
   Repurchase Agreement                                                                                  10,366,000            --
   Cash                                                                                                         275        54,220
   Cash denominated in foreign currencies**                                                                      --            --
   Receivable for investments sold                                                                        2,099,542            --
   Receivable for Trust shares sold                                                                          57,964       439,283
   Dividends receivable                                                                                      95,566     1,326,397
   Interest receivable                                                                                        1,622            --
   Net variation margin on financial futures contracts (Note 7)                                                  --            --
   Open swap contracts at fair value (Note 10)                                                                   --            --
   Unrealized appreciation on forward currency contracts (Note 8)                                                --            --
   Receivable from investment adviser (Note 3)                                                                   --            --
   Other assets                                                                                               2,446        12,019
                                                                                                     --------------  ------------
      Total assets                                                                                      227,237,452   956,934,460
                                                                                                     --------------  ------------
LIABILITIES
   Due to bank                                                                                                   --            --
   Payables for:
      Investments purchased                                                                               1,426,122    17,120,935
      When-issued/delayed delivery investments (Note 2)                                                          --            --
      Trust shares redeemed                                                                                  28,207        23,626
      Securities sold short, at value*** (Note 2)                                                                --            --
      Net variation margin on financial futures contracts (Note 7)                                               --            --
      Open swap contracts at fair value (Note 10)                                                                --            --
      Unrealized depreciation on forward currency contracts (Note 8)                                             --            --
      Cash denominated in foreign currencies**                                                                   --            --
      Outstanding written options****                                                                            --            --
      Distribution and services fees - Class B                                                               12,185        11,688
      Distribution and services fees - Class E                                                                   --            --
      Collateral on securities on loan                                                                           --            --
      Interest payable swap position                                                                             --            --
      Investment advisory fee payable (Note 3)                                                              152,937       491,520
      Administration fee payable                                                                              1,696         9,993
      Custodian and accounting fees payable                                                                  27,825        40,557
   Accrued expenses                                                                                          31,474        32,099
                                                                                                     --------------  ------------
      Total liabilities                                                                                   1,680,446    17,730,418
                                                                                                     --------------  ------------
NET ASSETS                                                                                             $225,557,006  $939,204,042
                                                                                                     ==============  ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $189,057,877  $910,260,878
   Accumulated net realized gain (loss)                                                                   2,959,481    13,521,864
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                     33,540,981    15,305,936
   Undistributed (distributions in excess of) net investment income                                          (1,333)      115,364
                                                                                                     --------------  ------------
      Total                                                                                            $225,557,006  $939,204,042
                                                                                                     ==============  ============
NET ASSETS
   Class A                                                                                             $168,671,808  $880,435,842
                                                                                                     ==============  ============
   Class B                                                                                               56,885,198    58,768,200
                                                                                                     ==============  ============
   Class E                                                                                                       --            --
                                                                                                     ==============  ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                               13,905,074    84,656,186
                                                                                                     ==============  ============
   Class B                                                                                                4,704,761     5,655,536
                                                                                                     ==============  ============
   Class E                                                                                                       --            --
                                                                                                     ==============  ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $      12.13  $      10.40
                                                                                                     ==============  ============
   Class B                                                                                                    12.09         10.39
                                                                                                     ==============  ============
   Class E                                                                                                       --            --
                                                                                                     ==============  ============

---------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $181,073,056  $939,796,605
**Cost of cash denominated in foreign currencies                                                                 --            --
***Proceed of short sales                                                                                        --            --
****Cost of written options                                                                                      --            --

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                             MET/AIM        Cyclical       Cyclical
                                                         Small Cap Growth  Growth ETF  Growth and Income
                                                            Portfolio      Portfolio*   ETF Portfolio*
                                                         ----------------  ----------  -----------------
INVESTMENT INCOME:
   Dividends (1)                                              $ 1,278,505    $ 77,286           $ 43,657
   Interest (2)                                                   759,290       6,266              1,995
                                                         ----------------  ----------  -----------------
      Total investment income                                   2,037,795      83,552             45,652
                                                         ----------------  ----------  -----------------
EXPENSES:
   Investment advisory fee (Note 3)                             4,065,172       8,086              5,000
   Deferred Expense Reimbursement (Note 3)                        186,470          --                 --
   Administration fees                                             65,516       1,400              1,347
   Custody and accounting fees                                    124,302       2,935              2,879
   Distribution fee - Class B                                     693,614       4,492              2,778
   Distribution fee - Class E                                      19,321          --                 --
   Transfer agent fees                                             34,399       2,521              2,521
   Audit                                                           24,440      16,300             16,300
   Legal                                                           24,550       3,826              3,826
   Trustee fees and expenses                                       12,662       3,781              3,781
   Shareholder reporting                                           41,582          28                 28
   Insurance                                                       10,838          --                 --
   Organizational expense                                              --       3,000              3,000
   Other                                                            5,442         127                 13
                                                         ----------------  ----------  -----------------
      Total expenses                                            5,308,308      46,496             41,473
      Less fees waived and expenses reimbursed by
         the adviser                                                   --     (32,115)           (32,599)
      Less broker commission recapture                            (92,098)         --                 --
                                                         ----------------  ----------  -----------------
   Net expenses                                                 5,216,210      14,381              8,874
                                                         ----------------  ----------  -----------------
   Net investment income                                       (3,178,415)     69,171             36,778
                                                         ----------------  ----------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                              45,679,413       6,138              2,663
      Futures contracts                                                --          --                 --
      Options contracts                                                --          --                 --
      Swap contracts                                                   --          --                 --
      Foreign currency related transactions                         4,441          --                 --
                                                         ----------------  ----------  -----------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                                45,683,854       6,138              2,663
                                                         ----------------  ----------  -----------------
   Unrealized appreciation (depreciation) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency
         Beginning of period                                   63,681,341          --                 --
         End of period                                         64,167,031     154,316             22,089
                                                         ----------------  ----------  -----------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                              485,690     154,316             22,089
                                                         ----------------  ----------  -----------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                            46,169,544     160,454             24,752
                                                         ----------------  ----------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                               $42,991,129    $229,625           $ 61,530
                                                         ================  ==========  =================

---------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:            $     1,438    $     --           $     --
(2)Interest income includes security lending
   income of:                                                     304,345          --                 --
* For the period 10/1/2005 (Commencement of Operations) through
  12/31/2005.

                       See notes to financial statements

Goldman Sachs  Harris Oakmark        Janus           Lazard
Mid-Cap Value  International   Aggressive Growth     Mid Cap
  Portfolio      Portfolio         Portfolio        Portfolio
-------------  --------------  -----------------  ------------
  $ 5,980,344    $ 22,671,893       $  3,713,542  $  3,349,468
      279,861       1,446,848          1,067,744       896,058
-------------  --------------  -----------------  ------------
    6,260,205      24,118,741          4,781,286     4,245,526
-------------  --------------  -----------------  ------------
    2,377,124       8,535,923          4,470,882     2,171,692
           --              --             55,811            --
       46,418         128,680             89,334        50,524
      116,884       1,060,315            230,640        94,298
      258,166       1,139,587            668,157       484,423
           --         154,849              8,476        47,544
       16,796          37,167             31,969        33,072
       24,102          26,680             24,555        24,440
       25,238          25,201             25,201        25,777
        6,358          12,661             12,661        12,662
        8,768         105,223             64,923        28,324
        5,083          19,214             14,367         6,207
           --              --                 --            --
        3,186           5,894              6,037         8,160
-------------  --------------  -----------------  ------------
    2,888,123      11,251,394          5,703,013     2,987,123
           --              --                 --            --
      (76,309)       (140,750)          (243,810)     (102,493)
-------------  --------------  -----------------  ------------
    2,811,814      11,110,644          5,459,203     2,884,630
-------------  --------------  -----------------  ------------
    3,448,391      13,008,097           (677,917)    1,360,896
-------------  --------------  -----------------  ------------
   26,996,358      59,107,194         49,793,724    46,152,031
           --              --                 --            --
           --              --                 --      (705,681)
           --              --                 --            --
           --          16,707            (57,666)      105,401
-------------  --------------  -----------------  ------------

   26,996,358      59,123,901         49,736,058    45,551,751
-------------  --------------  -----------------  ------------
   26,685,739     154,004,079         77,807,798    29,471,839
   37,342,090     228,902,268        121,593,478     5,461,604
-------------  --------------  -----------------  ------------
   10,656,351      74,898,189         43,785,680   (24,010,235)
-------------  --------------  -----------------  ------------

   37,652,709     134,022,090         93,521,738    21,541,516
-------------  --------------  -----------------  ------------
  $41,101,100    $147,030,187       $ 92,843,821  $ 22,902,412
=============  ==============  =================  ============

-----------------------------------------------------------------
  $     2,273    $  2,493,474       $    105,443  $     32,764
           --         617,452            103,077        19,485

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                   Legg Mason     Lord Abbett
                                                                                                  Value Equity  America's Value
                                                                                                   Portfolio*      Portfolio
                                                                                                  ------------  ---------------
INVESTMENT INCOME:
   Dividends (1)                                                                                      $  4,916       $1,314,019
   Interest (2)                                                                                          1,346          805,250
                                                                                                  ------------  ---------------
      Total investment income                                                                            6,262        2,119,269
                                                                                                  ------------  ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                      5,322          350,909
   Deferred expense reimbursement (Note 3)                                                                  --               --
   Administration fees                                                                                     894           12,633
   Custody and accounting fees                                                                           7,729           59,995
   Distribution fee - Class B                                                                              573          134,965
   Distribution fee - Class E                                                                               --               --
   Transfer agent fees                                                                                   4,178            7,334
   Audit                                                                                                24,200           24,930
   Legal                                                                                                 1,948           25,201
   Trustee fees and expenses                                                                             2,614           12,755
   Shareholder reporting                                                                                   106            1,502
   Insurance                                                                                             1,000              789
   Organizational expense                                                                                2,000               --
   Other                                                                                                 3,762            3,514
                                                                                                  ------------  ---------------
      Total expenses                                                                                    54,326          634,527
      Less fees waived and expenses reimbursed by the adviser                                          (47,680)         (40,862)
      Less broker commission recapture                                                                      --           (2,778)
                                                                                                  ------------  ---------------
   Net expenses                                                                                          6,646          590,887
                                                                                                  ------------  ---------------
   Net investment income                                                                                  (384)       1,528,382
                                                                                                  ------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                           --        1,401,867
      Futures contracts                                                                                     --               --
      Options contracts                                                                                     --               --
      Swap contracts                                                                                        --               --
      Foreign currency related transactions                                                                117               --
                                                                                                  ------------  ---------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                        117        1,401,867
                                                                                                  ------------  ---------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                               --        3,883,374
          End of period                                                                                155,058        3,429,335
                                                                                                  ------------  ---------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                           155,058         (454,039)
                                                                                                  ------------  ---------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                              155,175          947,828
                                                                                                  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       $154,791       $2,476,210
                                                                                                  ============  ===============

---------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                    $     --       $      195
(2)Interest income includes security lending income of:                                                     --               --
*For the period 11/1/2005 (Commencement of Operations) through 12/31/2005.

                                                                                                   Lord Abbett
                                                                                                  Bond Debenture
                                                                                                    Portfolio
                                                                                                  --------------
INVESTMENT INCOME:
   Dividends (1)                                                                                    $  3,046,315
   Interest (2)                                                                                       86,616,009
                                                                                                  --------------
      Total investment income                                                                         89,662,324
                                                                                                  --------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                    7,382,524
   Deferred expense reimbursement (Note 3)                                                                    --
   Administration fees                                                                                   175,282
   Custody and accounting fees                                                                           228,947
   Distribution fee - Class B                                                                          1,701,143
   Distribution fee - Class E                                                                             52,936
   Transfer agent fees                                                                                    35,868
   Audit                                                                                                  25,196
   Legal                                                                                                  25,201
   Trustee fees and expenses                                                                              12,661
   Shareholder reporting                                                                                 119,757
   Insurance                                                                                              30,150
   Organizational expense                                                                                     --
   Other                                                                                                  11,191
                                                                                                  --------------
      Total expenses                                                                                   9,800,856
      Less fees waived and expenses reimbursed by the adviser                                                 --
      Less broker commission recapture                                                                        --
                                                                                                  --------------
   Net expenses                                                                                        9,800,856
                                                                                                  --------------
   Net investment income                                                                              79,861,468
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                     17,094,325
      Futures contracts                                                                                       --
      Options contracts                                                                                       --
      Swap contracts                                                                                          --
      Foreign currency related transactions                                                                   --
                                                                                                  --------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                   17,094,325
                                                                                                  --------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                         66,428,920
          End of period                                                                               (3,496,274)
                                                                                                  --------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                         (69,925,194)
                                                                                                  --------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                            (52,830,869)
                                                                                                  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     $ 27,030,599
                                                                                                  ==============

-----------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                  $         --
(2)Interest income includes security lending income of:                                                  975,124
*For the period 11/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

   Lord Abbett         Lord Abbett        Lord Abbett         MetLife
Growth and Income  Growth Opportunities  Mid-Cap Value  Aggressive Strategy
    Portfolio           Portfolio          Portfolio         Portfolio
-----------------  --------------------  -------------  -------------------
    $  57,506,918           $   282,805    $ 4,938,570          $11,208,350
        2,931,798                58,510        243,634                   --
-----------------  --------------------  -------------  -------------------
       60,438,716               341,315      5,182,204           11,208,350
-----------------  --------------------  -------------  -------------------
       15,579,274               424,159      2,176,402              510,587
               --                    --             --                   --
          354,013                18,747         47,136               33,333
          341,706                68,988         89,626               30,140
        2,765,613                92,971        501,949            1,306,164
               --                    --             --                   --
           22,142                15,503         16,147               12,062
           25,236                24,629         24,814               16,321
           25,218                25,201         25,201               25,019
           12,657                12,652         12,662               11,481
          235,267                 6,493         40,885                  931
           60,662                 1,271          6,637                1,536
               --                    --             --                   --
           21,043                 4,163          4,737                3,441
-----------------  --------------------  -------------  -------------------
       19,442,831               694,777      2,946,196            1,951,015
               --               (33,406)            --             (122,410)
         (613,316)              (23,052)       (20,810)                  --
-----------------  --------------------  -------------  -------------------
       18,829,515               638,319      2,925,386            1,828,605
-----------------  --------------------  -------------  -------------------
       41,609,201              (297,004)     2,256,818            9,379,745
-----------------  --------------------  -------------  -------------------
      272,346,042             4,917,596     32,155,063            2,410,868
               --                    --             --                   --
               --                    --             --                   --
               --                    --             --                   --
              230                    --             --                   --
-----------------  --------------------  -------------  -------------------
      272,346,272             4,917,596     32,155,063            2,410,868
-----------------  --------------------  -------------  -------------------
      528,730,437             9,554,478     71,645,111            6,409,313
      312,490,842             7,663,473     62,946,777           55,629,416
-----------------  --------------------  -------------  -------------------
     (216,239,595)           (1,891,005)    (8,698,334)          49,220,103
-----------------  --------------------  -------------  -------------------
       56,106,677             3,026,591     23,456,729           51,630,971
-----------------  --------------------  -------------  -------------------
    $  97,715,878           $ 2,729,587    $25,713,547          $61,010,716
=================  ====================  =============  ===================

----------------------------------------------------------------------------
    $     333,666           $     1,066    $     9,389          $        --
          268,761                10,101         29,234                   --

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                       MetLife
                                                                                                  Balanced Strategy
                                                                                                      Portfolio
                                                                                                  -----------------
INVESTMENT INCOME:
   Dividends (1)                                                                                       $ 66,300,694
   Interest (2)                                                                                                  --
                                                                                                  -----------------
      Total investment income                                                                            66,300,694
                                                                                                  -----------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                       1,366,679
   Deferred expense reimbursement (Note 3)                                                                       --
   Administration fees                                                                                       33,333
   Custody and accounting fees                                                                               39,844
   Distribution fee - Class B                                                                             6,838,148
   Distribution fee - Class E                                                                                    --
   Transfer agent fees                                                                                       12,241
   Audit                                                                                                     16,321
   Legal                                                                                                     25,019
   Trustee fees and expenses                                                                                 11,482
   Shareholder reporting                                                                                         --
   Insurance                                                                                                  5,983
   Organizational expense                                                                                        --
   Other                                                                                                      3,442
                                                                                                  -----------------
      Total expenses                                                                                      8,352,492
      Less fees waived and expenses reimbursed by the adviser                                                    --
      Less broker commission recapture                                                                           --
                                                                                                  -----------------
   Net expenses                                                                                           8,352,492
                                                                                                  -----------------
   Net investment income                                                                                 57,948,202
                                                                                                  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                         4,784,097
      Futures contracts                                                                                          --
      Options contracts                                                                                          --
      Swap contracts                                                                                             --
      Foreign currency related transactions                                                                      --
                                                                                                  -----------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                       4,784,097
                                                                                                  -----------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                            12,280,495
          End of period                                                                                 174,125,673
                                                                                                  -----------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                            161,845,178
                                                                                                  -----------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                               166,629,275
                                                                                                  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $224,577,477
                                                                                                  =================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                     $         --
(2)Interest income includes security lending income of:                                                          --

                                                                                                       MetLife
                                                                                                  Defensive Strategy
                                                                                                      Portfolio
                                                                                                  ------------------
INVESTMENT INCOME:
   Dividends (1)                                                                                         $ 6,189,360
   Interest (2)                                                                                                   --
                                                                                                  ------------------
      Total investment income                                                                              6,189,360
                                                                                                  ------------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                          274,780
   Deferred expense reimbursement (Note 3)                                                                        --
   Administration fees                                                                                        33,333
   Custody and accounting fees                                                                                29,856
   Distribution fee - Class B                                                                                686,931
   Distribution fee - Class E                                                                                     --
   Transfer agent fees                                                                                        12,091
   Audit                                                                                                      16,321
   Legal                                                                                                      23,089
   Trustee fees and expenses                                                                                  11,481
   Shareholder reporting                                                                                          --
   Insurance                                                                                                     928
   Organizational expense                                                                                         --
   Other                                                                                                       3,442
                                                                                                  ------------------
      Total expenses                                                                                       1,092,252
      Less fees waived and expenses reimbursed by the adviser                                               (130,573)
      Less broker commission recapture                                                                            --
                                                                                                  ------------------
   Net expenses                                                                                              961,679
                                                                                                  ------------------
   Net investment income                                                                                   5,227,681
                                                                                                  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                            462,226
      Futures contracts                                                                                           --
      Options contracts                                                                                           --
      Swap contracts                                                                                              --
      Foreign currency related transactions                                                                       --
                                                                                                  ------------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                          462,226
                                                                                                  ------------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                               (468,308)
          End of period                                                                                    8,622,492
                                                                                                  ------------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                               9,090,800
                                                                                                  ------------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                                  9,553,026
                                                                                                  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                          $14,780,707
                                                                                                  ==================

----------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                       $        --
(2)Interest income includes security lending income of:                                                           --

                                                                                                      MetLife
                                                                                                  Growth Strategy
                                                                                                     Portfolio
                                                                                                  ---------------
INVESTMENT INCOME:
   Dividends (1)                                                                                     $ 56,226,838
   Interest (2)                                                                                                --
                                                                                                  ---------------
      Total investment income                                                                          56,226,838
                                                                                                  ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                     1,264,098
   Deferred expense reimbursement (Note 3)                                                                     --
   Administration fees                                                                                     33,333
   Custody and accounting fees                                                                             38,929
   Distribution fee - Class B                                                                           6,020,224
   Distribution fee - Class E                                                                                  --
   Transfer agent fees                                                                                     12,421
   Audit                                                                                                   16,321
   Legal                                                                                                   25,019
   Trustee fees and expenses                                                                               11,481
   Shareholder reporting                                                                                       --
   Insurance                                                                                                5,030
   Organizational expense                                                                                      --
   Other                                                                                                    3,441
                                                                                                  ---------------
      Total expenses                                                                                    7,430,297
      Less fees waived and expenses reimbursed by the adviser                                                  --
      Less broker commission recapture                                                                         --
                                                                                                  ---------------
   Net expenses                                                                                         7,430,297
                                                                                                  ---------------
   Net investment income                                                                               48,796,541
                                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                       8,395,221
      Futures contracts                                                                                        --
      Options contracts                                                                                        --
      Swap contracts                                                                                           --
      Foreign currency related transactions                                                                    --
                                                                                                  ---------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                     8,395,221
                                                                                                  ---------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                          20,658,396
          End of period                                                                               215,636,306
                                                                                                  ---------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                          194,977,910
                                                                                                  ---------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                             203,373,131
                                                                                                  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      $252,169,672
                                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                   $         --
(2)Interest income includes security lending income of:                                                        --

                       See notes to financial statements

     MetLife       MFS Research   Neuberger Berman      Oppenheimer
Moderate Strategy  International    Real Estate     Capital Appreciation
    Portfolio        Portfolio       Portfolio           Portfolio
-----------------  -------------  ----------------  --------------------
      $23,358,762   $ 17,466,596       $11,695,435          $ 10,487,628
               --        954,022           402,539               862,270
-----------------  -------------  ----------------  --------------------
       23,358,762     18,420,618        12,097,974            11,349,898
-----------------  -------------  ----------------  --------------------
          822,266      6,477,000         2,760,936             5,967,811
               --        465,232                --               527,389
           33,333        110,735            58,803               122,816
           32,605      1,150,310            86,145               198,280
        2,343,902        947,664           566,510             1,251,226
               --         18,455            53,028                   415
           12,197         33,807            34,262                28,257
           16,321         26,719            24,828                24,641
           25,019         25,201            23,465                38,974
           11,476         12,651             6,358                12,822
               --         89,288            45,381                99,745
            1,811         16,081             6,319                22,213
               --             --                --                    --
            3,442          5,964             3,187                 8,546
-----------------  -------------  ----------------  --------------------
        3,302,372      9,379,107         3,669,222             8,303,135
          (43,126)            --                --                    --
               --       (225,651)         (219,523)               (5,908)
-----------------  -------------  ----------------  --------------------
        3,259,246      9,153,456         3,449,699             8,297,227
-----------------  -------------  ----------------  --------------------
       20,099,516      9,267,162         8,648,275             3,052,671
-----------------  -------------  ----------------  --------------------
        2,611,692     95,222,957        38,205,737            12,288,026
               --             --                --                    --
               --             --                --                    --
               --             --                --                    --
               --       (576,872)               --              (179,203)
-----------------  -------------  ----------------  --------------------
        2,611,692     94,646,085        38,205,737            12,108,823
-----------------  -------------  ----------------  --------------------
          801,115     95,219,610        44,064,459            66,409,391
       42,248,694    145,334,906        60,191,544           106,890,168
-----------------  -------------  ----------------  --------------------
       41,447,579     50,115,296        16,127,085            40,480,777
-----------------  -------------  ----------------  --------------------
       44,059,271    144,761,381        54,332,822            52,589,600
-----------------  -------------  ----------------  --------------------
      $64,158,787   $154,028,543       $62,981,097          $ 55,642,271
=================  =============  ================  ====================

-------------------------------------------------------------------------
      $        --   $  2,107,214       $    52,067          $    135,397
               --        614,547                --                41,232

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                  PIMCO Inflation     PIMCO
                                                                                                  Protected Bond   Total Return
                                                                                                     Portfolio      Portfolio
                                                                                                  ---------------  ------------
INVESTMENT INCOME:
   Dividends (1)                                                                                     $     36,517  $    403,842
   Interest (2)                                                                                        30,004,098    77,087,873
                                                                                                  ---------------  ------------
      Total investment income                                                                          30,040,615    77,491,715
                                                                                                  ---------------  ------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                     4,472,486     9,764,321
   Deferred expense reimbursement (Note 3)                                                                     --       232,938
   Administration fees                                                                                    111,512       231,215
   Custody and accounting fees                                                                            190,418       573,244
   Distribution fee - Class B                                                                             978,180     2,576,377
   Distribution fee - Class E                                                                                  --       218,892
   Transfer agent fees                                                                                     19,313        35,270
   Audit                                                                                                   25,400        25,449
   Legal                                                                                                   25,201        34,558
   Trustee fees and expenses                                                                               12,755        17,417
   Shareholder reporting                                                                                   10,033       153,895
   Insurance                                                                                               17,862        38,971
   Organizational expense                                                                                      --            --
   Other                                                                                                    6,843        14,005
                                                                                                  ---------------  ------------
      Total expenses                                                                                    5,870,003    13,916,552
      Less fees waived and expenses reimbursed by the adviser                                                  --            --
      Less broker commission recapture                                                                         --            --
                                                                                                  ---------------  ------------
   Net expenses                                                                                         5,870,002    13,916,552
                                                                                                  ---------------  ------------
   Net investment income                                                                               24,170,612    63,575,163
                                                                                                  ---------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                       3,035,355   (11,798,577)
      Futures contracts                                                                                 1,404,569    10,587,881
      Options contracts                                                                                   431,057     5,871,562
      Swap contracts                                                                                      568,432   (11,409,852)
      Foreign currency related transactions                                                               179,599     3,321,744
                                                                                                  ---------------  ------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                     5,619,012    (3,427,242)
                                                                                                  ---------------  ------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                          14,234,514     6,624,166
          End of period                                                                                  (189,572)   (7,915,717)
                                                                                                  ---------------  ------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                          (14,424,086)  (14,539,883)
                                                                                                  ---------------  ------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                              (8,805,074)  (17,967,125)
                                                                                                  ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 15,365,538  $ 45,608,038
                                                                                                  ===============  ============

---------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                   $         --  $         75
(2)Interest income includes security lending income of:                                                        --            --
*For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                                                                                                       Met/Putnam
                                                                                                  Capital Opportunities
                                                                                                        Portfolio
                                                                                                  ---------------------
INVESTMENT INCOME:
   Dividends (1)                                                                                            $   631,799
   Interest (2)                                                                                                  66,498
                                                                                                  ---------------------
      Total investment income                                                                                   698,297
                                                                                                  ---------------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                             393,889
   Deferred expense reimbursement (Note 3)                                                                           --
   Administration fees                                                                                           17,207
   Custody and accounting fees                                                                                   74,794
   Distribution fee - Class B                                                                                    10,896
   Distribution fee - Class E                                                                                        --
   Transfer agent fees                                                                                           12,476
   Audit                                                                                                         24,200
   Legal                                                                                                         25,201
   Trustee fees and expenses                                                                                     12,661
   Shareholder reporting                                                                                             --
   Insurance                                                                                                      1,078
   Organizational expense                                                                                            --
   Other                                                                                                          3,767
                                                                                                  ---------------------
      Total expenses                                                                                            576,169
      Less fees waived and expenses reimbursed by the adviser                                                        --
      Less broker commission recapture                                                                               --
                                                                                                  ---------------------
   Net expenses                                                                                                 576,169
                                                                                                  ---------------------
   Net investment income                                                                                        122,128
                                                                                                  ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                             7,766,693
      Futures contracts                                                                                              --
      Options contracts                                                                                              --
      Swap contracts                                                                                                 --
      Foreign currency related transactions                                                                          --
                                                                                                  ---------------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                           7,766,693
                                                                                                  ---------------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                                 8,665,754
          End of period                                                                                       5,035,155
                                                                                                  ---------------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                                 (3,630,599)
                                                                                                  ---------------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                                     4,136,094
                                                                                                  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             $ 4,258,222
                                                                                                  =====================

------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                          $     1,065
(2)Interest income includes security lending income of:                                                          33,720
*For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

 RCM Global   Third Avenue   T. Rowe Price       Turner      Van Kampen
 Technology  Small Cap Value Mid-Cap Growth  Mid-Cap Growth   Comstock
 Portfolio      Portfolio      Portfolio       Portfolio     Portfolio*
-----------  --------------- --------------  --------------  -----------
$   409,933     $  9,481,209   $  3,098,663     $   863,768  $11,992,643
    419,790        3,563,947      1,082,893         139,824    1,696,488
-----------  --------------- --------------  --------------  -----------
    829,723       13,045,156      4,181,556       1,003,592   13,689,131
-----------  --------------- --------------  --------------  -----------
  1,874,614        5,688,594      4,367,844       1,478,543    3,209,721
    295,397               --          2,646              --           --
     39,388           93,624         80,015          31,884       49,677
     89,921          149,165        141,698          91,983       94,363
    200,155          982,013        893,495         134,167       47,771
     26,766               --         32,392              --           --
     30,027           22,107         34,182          17,760       12,515
     24,327           24,683         24,440          24,102       24,200
     44,905           25,201         25,201          25,238       13,525
     12,662           12,661         12,661           6,357        9,476
     20,270           76,586         60,140           3,304       24,341
      4,837           14,519         11,170           3,571        3,974
         --               --             --              --        2,500
      6,817            6,210          6,227           3,361          329
-----------  --------------- --------------  --------------  -----------
  2,670,086        7,095,363      5,692,111       1,820,270    3,492,392
         --               --        (44,182)             --           --
   (190,020)              --        (46,738)       (106,552)          --
-----------  --------------- --------------  --------------  -----------
  2,480,066        7,095,363      5,601,191       1,713,718    3,492,392
-----------  --------------- --------------  --------------  -----------
 (1,650,343)       5,949,793     (1,419,635)       (710,126)  10,196,739
-----------  --------------- --------------  --------------  -----------
 10,630,408       68,068,625     27,131,524      14,603,427   20,562,147
         --               --             --              --           --
 (3,726,007)              --             --              --           --
         --               --             --              --           --
     48,854            4,552        301,800             (39)       8,308
-----------  --------------- --------------  --------------  -----------
  6,953,255       68,073,177     27,433,324      14,603,388   20,570,455
-----------  --------------- --------------  --------------  -----------
 15,839,761      154,022,131     89,052,114      24,500,397           --
 34,528,202      196,476,906    149,513,263      33,540,981   15,305,936
-----------  --------------- --------------  --------------  -----------
 18,688,441       42,454,775     60,461,149       9,040,584   15,305,936
-----------  --------------- --------------  --------------  -----------
 25,641,696      110,527,952     87,894,473      23,643,972   35,876,391
-----------  --------------- --------------  --------------  -----------
$23,991,353     $116,477,745   $ 86,474,838     $22,933,846  $46,073,130
===========  =============== ==============  ==============  ===========

------------------------------------------------------------------------
$    14,599     $    336,127   $     22,129     $       603  $   129,180
    130,740          943,674        184,392              --           --

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                                            Cyclical
                                                               Met/AIM              Cyclical Growth     Growth and Income
                                                      Small Cap Growth Portfolio     ETF Portfolio        ETF Portfolio
                                                     ---------------------------    ---------------     -----------------
                                                                                                          Period Ended
                                                      Year Ended     Year Ended      Period Ended         December 31,
                                                     December 31,   December 31,     December 31,            2005**
                                                         2005           2004            2005**          -----------------
                                                     -----------------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $ (3,178,415) $  (3,616,147)     $    69,171          $   36,778
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions     45,683,854     11,908,664            6,138               2,663
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                       485,690     24,758,381          154,316              22,089
                                                     ------------  -------------      -----------   -      ----------
   Net increase (decrease) in net assets
       resulting from operations                       42,991,129     33,050,898          229,625              61,530
                                                     ------------  -------------      -----------   -      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                   --             --               --                  --
     Class B                                                   --             --          (71,487)            (39,258)
     Class E                                                   --             --               --                  --
   From net realized gains
     Class A                                           (4,390,696)            --               --                  --
     Class B                                           (6,155,357)            --               --                  --
     Class E                                             (276,797)            --               --                  --
                                                     ------------  -------------      -----------   -      ----------
   Net decrease in net assets resulting from
       distributions                                  (10,822,850)            --          (71,487)            (39,258)
                                                     ------------  -------------      -----------   -      ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 10):
   Proceeds from shares sold
     Class A                                          119,780,387     86,292,636               --                  --
     Class B                                           61,157,966    236,051,026       11,369,190           7,163,226
     Class E                                            2,467,997      5,979,215                                   --
   Net asset value of shares issued through
       acquisition
     Class A                                                   --             --               --                  --
     Class B                                                   --             --               --                  --
     Class E                                                   --             --               --                  --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                            4,390,696             --               --                  --
     Class B                                            6,155,357             --           71,487              39,258
     Class E                                              276,797             --               --                  --
   Cost of shares repurchased
     Class A                                          (14,714,919)    (2,533,281)              --                  --
     Class B                                          (97,882,483)  (162,516,156)         (36,933)             (6,371)
     Class E                                           (2,504,658)    (2,926,367)                                  --
                                                     ------------  -------------      -----------   -      ----------
   Net increase (decrease) in net assets from
       capital share transactions                      79,127,140    160,347,073       11,403,744           7,196,113
                                                     ------------  -------------      -----------   -      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               111,295,419    193,397,971       11,561,882           7,218,385
   Net assets at beginning of period                  414,603,150    221,205,179               --                  --
                                                     ------------  -------------      -----------   -      ----------
   Net assets at end of period                       $525,898,569  $ 414,603,150      $11,561,882          $7,218,385
                                                     ============  =============      ===========   =      ==========
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $       (922) $      (2,120)     $     2,176          $       --
                                                     ============  =============      ===========   =      ==========

 * For the period 5/1/2004 (Commencement of Operations) through 12/31/2004. ** For the period 10/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements


       Goldman Sachs                    Harris Oakmark
  Mid-Cap Value Portfolio          International Portfolio
----------------------------    ------------------------------
 Year Ended   Period Ended        Year Ended      Year Ended
December 31,  December 31,         June 30,      December 31,
    2005         2004*               2005            2004
----------------------------    ------------------------------
$  3,448,391  $    690,163      $   13,008,097  $   6,972,943
  26,996,358     4,549,248          59,123,901     16,508,247
  10,656,351    26,685,739          74,898,189    102,823,826
------------  ------------  -   --------------  -------------
  41,101,100    31,925,150         147,030,187    126,305,016
------------  ------------  -   --------------  -------------
  (2,244,601)     (503,784)           (720,128)       (67,270)
    (824,243)     (246,118)                 --             --
          --            --             (78,053)        (7,919)
 (17,322,406)   (1,061,691)         (7,504,315)            --
  (8,354,077)     (942,635)         (6,513,427)            --
          --            --          (1,541,145)            --
------------  ------------  -   --------------  -------------
 (28,745,327)   (2,754,228)        (16,357,068)       (75,189)
------------  ------------  -   --------------  -------------
 151,662,965   122,709,132         331,045,553    262,454,536
  56,229,611   146,508,373         135,805,112    359,768,952
          --            --          49,344,490     46,840,558
          --            --                  --             --
          --            --                  --             --
          --            --                  --             --
  19,567,007     1,565,475           8,224,443         67,269
   9,178,320     1,188,753           6,513,427             --
          --            --           1,619,198          7,919
 (22,008,254)     (600,135)        (34,050,808)    (4,757,148)
 (34,839,896)  (70,578,360)       (126,789,295)  (269,632,570)
          --            --          (8,980,020)    (5,154,361)
------------  ------------  -   --------------  -------------
 179,789,753   200,793,238         362,732,100    389,595,155
------------  ------------  -   --------------  -------------
 192,145,526   229,964,160         493,405,219    515,824,982
 229,964,160            --         835,827,485    320,002,503
------------  ------------  -   --------------  -------------
$422,109,686  $229,964,160      $1,329,232,704  $ 835,827,485
============  ============  =   ==============  =============
$    147,081  $     (1,733)     $   35,568,561  $   6,079,560
============  ============  =   ==============  =============

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                           Janus Aggressive
                                                           Growth Portfolio                     Lazard
                                                     ----------------------------         Mid Cap Portfolio
                                                                                     ------------------------------
                                                       Year Ended     Year Ended      Year Ended       Year Ended
                                                      December 31,   December 31,    December 31,     December 31,
                                                          2005           2004            2005             2004
                                                     ------------------------------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $    (677,917) $    (328,535)   $  1,360,896    $     499,142
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions      49,736,058      5,126,655      45,551,751       33,878,964
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                     43,785,680     41,313,797     (24,010,235)         849,828
                                                     -------------  -------------    ------------    -------------
   Net increase (decrease) in net assets
       resulting from operations                        92,843,821     46,111,917      22,902,412       35,227,934
                                                     -------------  -------------    ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                    --             --        (310,110)              --
     Class B                                                    --             --        (121,936)              --
     Class E                                                    --             --         (74,935)              --
   From net realized gains
     Class A                                              (520,254)            --      (9,365,382)              --
     Class B                                              (292,983)            --     (21,447,319)              --
     Class E                                                (6,699)            --      (3,466,563)              --
                                                     -------------  -------------    ------------    -------------
   Net decrease in net assets resulting from
       distributions                                      (819,936)            --     (34,786,245)              --
                                                     -------------  -------------    ------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                           227,290,470    231,046,855      66,737,207       54,894,820
     Class B                                            13,151,125    253,256,204      17,973,231      102,685,594
     Class E                                             2,054,279      2,264,527       4,990,495       11,547,030
   Net asset value of shares issued through
       acquisition
     Class A                                                    --             --              --               --
     Class B                                                    --             --              --               --
     Class E                                                    --             --              --               --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                               520,254             --       9,675,492               --
     Class B                                               292,983             --      21,569,255               --
     Class E                                                 6,699             --       3,541,498               --
   Cost of shares repurchased
     Class A                                           (38,762,261)   (10,580,251)    (42,068,522)      (2,497,798)
     Class B                                          (105,809,282)  (201,600,167)    (43,272,306)    (133,288,217)
     Class E                                            (1,959,580)    (1,239,917)     (5,436,257)      (4,345,433)
                                                     -------------  -------------    ------------    -------------
   Net increase (decrease) in net assets from
       capital share transactions                       96,784,687    273,147,251      33,710,093       28,995,996
                                                     -------------  -------------    ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                188,808,572    319,259,168      21,826,260       64,223,930
   Net assets at beginning of period                   595,787,084    276,527,916     300,273,673      236,049,743
                                                     -------------  -------------    ------------    -------------
   Net assets at end of period                       $ 784,595,656  $ 595,787,084    $322,099,933    $ 300,273,673
                                                     =============  =============    ============    =============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $      (1,985) $      (2,215)   $  1,350,181    $     505,713
                                                     =============  =============    ============    =============

* For the period 11/1/2005 (Commencement of Operations) through 12/31/2005.

 Legg Mason               Lord Abbett                       Lord Abbett
Value Equity       America's Value Portfolio         Bond Debenture Portfolio
 Portfolio        --------------------------      ------------------------------
--------------
Period Ended       Year Ended    Year Ended         Year Ended      Year Ended
December 31,      December 31,  December 31,       December 31,    December 31,
   2005*              2005          2004               2005            2004
--------------    ----------------------------    -------------------------------
  $     (384)      $ 1,528,382   $   592,978      $   79,861,468  $   66,921,986
         117         1,401,867       420,310          17,094,325      19,498,066
     155,058          (454,039)    2,989,773         (69,925,194)      7,147,712
  ----------  -    -----------   -----------  -   --------------  --------------
     154,791         2,476,210     4,003,061          27,030,599      93,567,764
  ----------  -    -----------   -----------  -   --------------  --------------
          --                --            --         (38,404,393)    (16,480,060)
          --                --      (602,825)        (29,739,968)    (24,779,991)
          --                --            --          (1,545,546)     (1,133,005)
          --                --            --                  --              --
          --          (128,635)     (294,872)                 --              --
          --                --            --                  --              --
  ----------  -    -----------   -----------  -   --------------  --------------
          --          (128,635)     (897,697)        (69,689,907)    (42,393,056)
  ----------  -    -----------   -----------  -   --------------  --------------
   2,990,000                --            --         423,404,168     307,600,359
   4,925,411        34,816,066    26,071,543         122,275,162     373,022,019
          --                --            --           3,619,433      12,794,717
          --                --            --                  --              --
          --                --            --                  --              --
          --                --            --                  --              --
          --                --            --          38,404,393      16,480,060
          --           128,635       897,697          29,739,968      24,779,991
          --                --            --           1,545,546       1,133,005
          --                --            --        (102,526,415)    (42,951,702)
     (11,780)         (679,940)   (3,544,101)       (204,969,710)   (425,267,564)
          --                --            --          (4,204,845)     (3,001,958)
  ----------  -    -----------   -----------  -   --------------  --------------
   7,903,631        34,264,761    23,425,139         307,287,700     264,588,927
  ----------  -    -----------   -----------  -   --------------  --------------
   8,058,422        36,612,336    26,530,503         264,628,392     315,763,635
          --        35,503,301     8,972,798       1,331,424,505   1,015,660,870
  ----------  -    -----------   -----------  -   --------------  --------------
  $8,058,422       $72,115,637   $35,503,301      $1,596,052,897  $1,331,424,505
  ==========  =    ===========   ===========  =   ==============  ==============
  $      146       $ 1,564,739   $    (6,214)     $   83,857,906  $   69,369,911
  ==========  =    ===========   ===========  =   ==============  ==============

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                          Lord Abbett Growth
                                                               Lord Abbett              Opportunities Portfolio
                                                       Growth and Income Portfolio     ------------------------
                                                     --------------------------------
                                                       Year Ended      Year Ended       Year Ended   Year Ended
                                                      December 31,    December 31,     December 31, December 31,
                                                          2005            2004             2005         2004
                                                     --------------------------------  -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $   41,609,201  $   30,922,004    $  (297,004) $  (314,569)
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                     272,346,272      92,681,329      4,917,596    5,277,754
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts options contracts, swap
       contracts and foreign currency related
       transactions                                    (216,239,595)    211,963,235     (1,891,005)   1,986,221
                                                     --------------  --------------    -----------  -----------
   Net increase (decrease) in net assets
       resulting from operations                         97,715,878     335,566,568      2,729,587    6,949,406
                                                     --------------  --------------    -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                            (21,778,496)     (8,324,659)            --           --
     Class B                                             (9,144,513)     (4,361,705)            --           --
     Class E                                                     --              --             --           --
   From net realized gains
     Class A                                            (38,585,941)             --     (1,461,399)          --
     Class B                                            (22,175,743)             --     (2,793,472)          --
     Class E                                                     --              --             --           --
                                                     --------------  --------------    -----------  -----------
   Net decrease in net assets resulting from
       distributions                                    (91,684,693)    (12,686,364)    (4,254,871)          --
                                                     --------------  --------------    -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                            593,905,654     732,164,945        259,016    1,848,223
     Class B                                             41,499,024     526,114,774      5,092,845    5,987,645
     Class E                                                     --              --             --           --
   Net asset value of shares issued through
       acquisition
     Class A                                                     --              --             --           --
     Class B                                                     --              --             --           --
     Class E                                                     --              --             --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             60,364,437       8,324,659      1,461,399           --
     Class B                                             31,320,256       4,361,705      2,793,472           --
     Class E                                                     --              --             --           --
   Cost of shares repurchased
     Class A                                           (540,493,579)   (198,556,419)    (6,279,570)  (5,958,093)
     Class B                                           (226,170,223)   (494,272,802)    (1,958,559)  (1,543,452)
     Class E                                                     --              --             --           --
                                                     --------------  --------------    -----------  -----------
   Net increase (decrease) in net assets from
       capital share transactions                       (39,574,431)    578,136,862      1,368,603      334,323
                                                     --------------  --------------    -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (33,543,246)    901,017,066       (156,681)   7,283,729
   Net assets at beginning of period                  3,149,748,236   2,248,731,170     62,512,170   55,228,441
                                                     --------------  --------------    -----------  -----------
   Net assets at end of period                       $3,116,204,990  $3,149,748,236    $62,355,489  $62,512,170
                                                     ==============  ==============    ===========  ===========
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $   41,609,500  $   30,922,884    $      (143) $    (1,494)
                                                     ==============  ==============    ===========  ===========

*  For the period 11/4/2004 (Commencement of Operations) through 12/31/2004.

                       See notes to financial statements

 Lord Abbett Mid-Cap Value          MetLife Aggressive
         Portfolio                  Strategy Portfolio
----------------------------    ---------------------------
 Year Ended    Year Ended        Year Ended   Period Ended
December 31,  December 31,      December 31,  December 31,
    2005          2004              2005         2004*
----------------------------    ---------------------------
$  2,256,818  $  1,721,411      $  9,379,745  $    911,286
  32,155,063    16,015,176         2,410,868            --
  (8,698,334)   38,650,957        49,220,103     6,409,313
------------  ------------  -   ------------  ------------
  25,713,547    56,387,544        61,010,716     7,320,599
------------  ------------  -   ------------  ------------
    (650,001)     (567,036)             (725)           --
    (988,114)     (641,122)       (4,720,526)     (415,966)
          --            --                --            --
  (4,041,320)   (2,682,707)             (242)           --
  (8,197,382)   (3,866,110)       (2,011,436)     (264,513)
          --            --                --            --
------------  ------------  -   ------------  ------------
 (13,876,817)   (7,756,975)       (6,732,929)     (680,479)
------------  ------------  -   ------------  ------------
   1,746,915    25,436,777            79,330            --
  35,682,558    48,207,902       315,591,547   297,741,324
          --            --                --            --
          --            --                --            --
          --            --                --            --
          --            --                --            --
   4,691,321     3,249,744               967            --
   9,185,496     4,507,232         6,731,962       680,479
          --            --                --            --
 (22,757,996)  (15,760,542)           (1,159)           --
  (2,277,531)     (833,333)      (19,417,476)     (527,793)
          --            --                --            --
------------  ------------  -   ------------  ------------
  26,270,763    64,807,780       302,985,171   297,894,010
------------  ------------  -   ------------  ------------
  38,107,493   113,438,349       357,262,958   304,534,130
 304,182,998   190,744,649       304,534,130            --
------------  ------------  -   ------------  ------------
$342,290,491  $304,182,998      $661,797,088  $304,534,130
============  ============  =   ============  ============
$  2,188,263  $  1,638,116      $     74,193  $    278,543
============  ============  =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                        MetLife Balanced Strategy             MetLife Defensive
                                                                Portfolio                    Strategy Portfolio
                                                     ------------------------------      --------------------------
                                                       Year Ended     Period Ended        Year Ended   Period Ended
                                                      December 31,    December 31,       December 31,  December 31,
                                                          2005           2004*               2005         2004*
                                                     --------------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $   57,948,202  $   16,801,133      $  5,227,681  $  2,338,495
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                       4,784,097              --           462,226            --
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts options contracts, swap
       contracts and foreign currency related
       transactions                                     161,845,178      12,280,495         9,090,800      (468,308)
                                                     --------------  --------------      ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                        224,577,477      29,081,628        14,780,707     1,870,187
                                                     --------------  --------------      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                 (1,646)             --              (111)           --
     Class B                                            (34,214,239)    (15,504,041)       (3,063,461)   (2,169,357)
     Class E                                                     --              --                --            --
   From net realized gains
     Class A                                                   (224)             --               (17)           --
     Class B                                             (5,594,914)             --          (565,914)      (68,531)
     Class E                                                     --              --                --            --
                                                     --------------  --------------      ------------  ------------
   Net decrease in net assets resulting from
       distributions                                    (39,811,023)    (15,504,041)       (3,629,503)   (2,237,888)
                                                     --------------  --------------      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                                163,066              --            10,000            --
     Class B                                          1,797,382,449   1,533,412,693       265,773,658   127,961,135
     Class E                                                     --              --                --            --
   Net asset value of shares issued through
       acquisition
     Class A                                                     --              --                --            --
     Class B                                                     --              --                --            --
     Class E                                                     --              --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                  1,870              --               128            --
     Class B                                             39,809,153      15,504,041         3,629,375     2,237,888
     Class E                                                     --              --                --            --
   Cost of shares repurchased
     Class A                                                 (8,408)             --                --            --
     Class B                                            (53,363,465)     (1,266,609)      (54,310,171)      (23,213)
     Class E                                                     --              --                --            --
                                                     --------------  --------------  -   ------------  ------------  -
   Net increase (decrease) in net assets from
       capital share transactions                     1,783,984,665   1,547,650,125       215,102,990   130,175,810
                                                     --------------  --------------      ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,968,751,119   1,561,227,712       226,254,194   129,808,109
   Net assets at beginning of period                  1,561,227,712   1,968,751,119       129,808,109            --
                                                     --------------  --------------      ------------  ------------
   Net assets at end of period                       $3,529,978,831  $3,529,978,831      $356,062,303  $129,808,109
                                                     ==============  ==============      ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $      375,769  $    1,541,136      $     31,292  $    123,000
                                                     ==============  ==============      ============  ============

 * For the period 11/4/2004 (Commencement of Operations) through 12/31/2004.

                       See notes to financial statements

        MetLife Growth                    MetLife Moderate
      Strategy Portfolio                 Strategy Portfolio
--------------------------------    -----------------------------
  Year Ended     Period Ended         Year Ended    Period Ended
 December 31,    December 31,        December 31,   December 31,
     2005           2004*                2005          2004*
--------------------------------    -----------------------------
$   48,796,541  $    9,983,939      $   20,099,516  $  7,177,173

     8,395,221              --           2,611,692            --
   194,977,910      20,658,397          41,447,579       801,115
--------------  --------------  -   --------------  ------------
   252,169,672      30,642,336          64,158,787     7,978,288
--------------  --------------  -   --------------  ------------
       (12,660)             --              (3,544)           --
   (27,630,104)     (7,536,446)        (11,750,219)   (6,421,967)
            --              --                  --            --
        (2,574)             --                (557)           --
    (6,842,974)     (1,105,742)         (2,215,579)     (295,434)
            --              --                  --            --
--------------  --------------  -   --------------  ------------
   (34,488,312)     (8,642,188)        (13,969,899)   (6,717,401)
--------------  --------------  -   --------------  ------------
     1,187,436              --             295,503            --
 1,605,562,132   1,348,842,649         680,386,312   492,444,381
            --              --                  --            --
            --              --                  --            --
            --              --                  --            --
            --              --                  --            --
        15,234              --               4,101            --
    34,473,078       8,642,188          13,965,798     6,716,831
            --              --                  --            --
       (11,344)             --              (3,311)           --
   (30,890,846)        (59,360)        (74,822,468)      (72,751)
            --              --                  --            --
--------------  --------------  -   --------------  ------------
 1,610,335,690   1,357,425,477         619,825,935   499,088,461
--------------  --------------  -   --------------  ------------
 1,828,017,050   1,379,425,625         670,014,823   500,349,348
 1,379,425,625              --         500,349,918            --
--------------  --------------  -   --------------  ------------
$3,207,442,675  $1,379,425,625      $1,170,364,741  $500,349,348
==============  ==============  =   ==============  ============
$      328,810  $    1,557,159      $      120,986  $    539,967
==============  ==============  =   ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                       MFS Research International       Neuberger Berman Real Estate
                                                               Portfolio                         Portfolio
                                                     -----------------------------  -   --------------------------
                                                       Year Ended      Year Ended        Year Ended     Year Ended
                                                      December 31,    December 31,      December 31,   December 31,
                                                          2005            2004              2005          2004*
                                                     -------------------------------    -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $    9,267,162  $   2,416,749      $  8,648,275   $  4,202,505
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                      94,646,085     53,491,373        38,205,737      6,909,018
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts options contracts, swap
       contracts and foreign currency related
       transactions                                      50,115,296     51,410,241        16,127,085     44,064,459
                                                     --------------  -------------  -   ------------   ------------
   Net increase (decrease) in net assets
       resulting from operations                        154,028,543    107,318,363        62,981,097     55,175,982
                                                     --------------  -------------  -   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                             (3,284,588)            --                --       (832,185)
     Class B                                             (1,456,662)            --                --     (1,746,645)
     Class E                                                (62,372)            --                --       (233,227)
   From net realized gains
     Class A                                            (28,070,006)      (617,967)         (241,022)    (1,991,167)
     Class B                                            (20,127,768)      (851,466)         (374,964)    (4,580,859)
     Class E                                               (647,057)       (23,550)          (61,211)      (570,874)
                                                     --------------  -------------  -   ------------   ------------
   Net decrease in net assets resulting from
       distributions                                    (53,648,453)    (1,492,983)         (677,197)    (9,954,957)
                                                     --------------  -------------  -   ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                            291,691,172    230,295,788       127,230,654     76,262,218
     Class B                                             83,267,517    289,831,263       177,387,543    197,280,431
     Class E                                              5,005,533      8,210,830        30,508,431     18,737,104
   Net asset value of shares issued through
       acquisition
     Class A                                                     --             --                --             --
     Class B                                                     --             --                --             --
     Class E                                                     --             --                --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             31,354,594        617,967           241,022      2,848,333
     Class B                                             21,584,430        851,466           374,964      6,298,135
     Class E                                                709,429         23,550            61,211        808,489
   Cost of shares repurchased
     Class A                                            (60,712,971)   (15,028,001)      (25,455,387)    (2,967,826)
     Class B                                            (98,599,506)  (163,975,108)      (61,065,769)   (78,714,215)
     Class E                                             (3,609,683)    (5,550,819)       (4,884,222)      (585,663)
                                                     --------------  -------------  -   ------------   ------------
   Net increase (decrease) in net assets from
       capital share transactions                       270,690,515    345,276,936       244,398,447    219,967,006
                                                     --------------  -------------  -   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 371,070,605    451,102,316       306,702,347    265,188,031
   Net assets at beginning of period                    711,222,347    260,120,031       265,188,031             --
                                                     --------------  -------------  -   ------------   ------------
   Net assets at end of period                       $1,082,292,952  $ 711,222,347      $571,890,378   $265,188,031
                                                     ==============  =============  =   ============   ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $    8,343,155  $   3,212,479      $  9,197,585   $    (64,250)
                                                     ==============  =============  =   ============   ============

* For the period 5/1/2004 (Commencement of Operations) through 12/31/2004.

                       See notes to financial statements

         Oppenheimer Capital Appreciation     PIMCO Inflation Protected
                   Portfolio                       Bond Portfolio
         -------------------------------    ----------------------------
           Year Ended       Year Ended        Year Ended     Year Ended
          December 31,     December 31,      December 31,   December 31,
              2005             2004              2005           2004
         ---------------------------------  -----------------------------
         $    3,052,671   $   4,932,758     $  24,170,612  $   4,649,734

             12,108,823      49,604,206         5,619,012     40,058,646


             40,480,777         800,505       (14,424,086)     9,734,940
         --------------   -------------     -------------  -------------
             55,642,271      55,337,469        15,365,538     54,443,320
         --------------   -------------     -------------  -------------
               (433,925)       (121,135)               --     (2,957,493)
                     --      (4,403,857)               --     (3,342,458)
                   (559)             --                --             --
             (6,226,687)       (860,091)         (942,374)   (14,359,910)
             (4,764,940)    (42,042,832)         (624,605)   (23,441,391)
                 (8,021)             --                --             --
         --------------   -------------     -------------  -------------
            (11,434,132)    (47,427,915)       (1,566,979)   (44,101,252)
         --------------   -------------     -------------  -------------
            354,953,867     276,201,809       419,957,174    329,566,196
             22,348,870     334,591,684        41,116,784    378,757,210
                967,644              --                --             --
                     --      18,744,683                --             --
                     --      89,198,053                --             --
                     --              --                --             --
              6,660,612         981,226           942,374     17,317,403
              4,764,940      46,446,689           624,605     26,783,849
                  8,580              --                --             --
            (24,679,611)     (3,341,835)     (176,286,972)    (1,182,332)
           (174,813,423)   (389,381,422)     (162,477,994)  (295,438,207)
               (143,802)             --                --             --
         --------------   -------------     -------------  -------------
            190,067,677     373,440,887       123,875,971    455,804,119
         --------------   -------------     -------------  -------------
            234,275,816     381,350,441       137,674,530    466,146,187
            932,590,369     551,239,928       833,536,508    367,390,321
         --------------   -------------     -------------  -------------
         $1,166,866,185   $ 932,590,369     $ 971,211,038  $ 833,536,508
         ==============   =============     =============  =============

         $    2,971,978   $     431,942     $  25,617,748  $     (24,289)
         ==============   =============     =============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                  PIMCO                          Met/Putnam
                                                         Total Return Portfolio          Capital Opportunities Portfolio
                                                     ------------------------------  -   ------------------------------
                                                       Year Ended      Year Ended         Year Ended      Year Ended
                                                      December 31,    December 31,       December 31,    December 31,
                                                          2005            2004               2005            2004
                                                     --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $   63,575,163  $   23,273,563      $    122,128    $    164,202
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                      (3,427,242)     49,470,077         7,766,693       5,976,598
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                     (14,539,883)     (5,551,381)       (3,630,599)      2,265,029
                                                     --------------  --------------  -    ------------    ------------   -
   Net increase (decrease) in net assets
       resulting from operations                         45,608,038      67,192,259         4,258,222       8,405,829
                                                     --------------  --------------  -    ------------    ------------   -
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                               (488,651)    (14,778,557)         (114,714)             --
     Class B                                                     --     (71,868,123)           (7,259)             --
     Class E                                                     --     (10,030,527)               --              --
   From net realized gains
     Class A                                             (5,790,054)             --                --              --
     Class B                                             (7,125,906)             --                --              --
     Class E                                               (941,261)             --                --              --
                                                     --------------  --------------  -    ------------    ------------   -
   Net decrease in net assets resulting from
       distributions                                    (14,345,872)    (96,677,207)         (121,973)             --
                                                     --------------  --------------  -    ------------    ------------   -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                            433,493,009     299,306,662           182,194         394,764
     Class B                                            187,310,560     336,377,035         1,131,417         842,338
     Class E                                             12,424,917      40,054,617                --              --
   Net asset value of shares issued through
       acquisition
     Class A                                                     --      96,940,433                --              --
     Class B                                                     --      74,811,249                --              --
     Class E                                                     --              --                --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              6,278,705      14,778,557           114,714              --
     Class B                                              7,125,906      71,868,123             7,259              --
     Class E                                                941,261      10,030,527                --              --
   Cost of shares repurchased
     Class A                                           (118,188,353)    (27,393,396)      (11,360,406)    (11,359,871)
     Class B                                           (131,037,069)   (322,241,332)         (300,136)       (386,484)
     Class E                                            (15,748,305)    (19,571,050)               --              --
                                                     --------------  --------------  -    ------------    ------------   -
   Net increase (decrease) in net assets from
       capital share transactions                       382,600,631     574,961,425       (10,224,958)    (10,509,253)
                                                     --------------  --------------  -    ------------    ------------   -
TOTAL INCREASE (DECREASE) IN NET ASSETS                 413,862,797     545,476,477        (6,088,709)     (2,103,424)
   Net assets at beginning of period                  1,753,061,811   1,207,585,334        50,920,981      53,024,405
                                                     --------------  --------------  -    ------------    ------------   -
   Net assets at end of period                       $2,166,924,608  $1,753,061,811      $ 44,832,272    $ 50,920,981
                                                     ==============  ==============  =    ============    ============   =
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $   76,892,206  $     (654,766)     $     97,094    $    121,972
                                                     ==============  ==============  =    ============    ============   =

                       See notes to financial statements

                  RCM Global                      Third Avenue
             Technology Portfolio          Small Cap Value Portfolio
          --------------------------      ---------------------------
           Year Ended    Year Ended        Year Ended     Year Ended
          December 31,  December 31,      December 31,   December 31,
              2005          2004              2005           2004
          ----------------------------    ----------------------------
          $ (1,650,343) $   (879,804)     $  5,949,793  $   2,301,894


             6,953,255   (13,318,968)       68,073,177     12,395,932


            18,688,441     9,470,625        42,454,775    101,882,945
          ------------  ------------  -   ------------  -------------
            23,991,353    (4,728,147)      116,477,745    116,580,771
          ------------  ------------  -   ------------  -------------
                    --            --           (10,096)    (1,065,538)
                    --            --                --     (1,270,051)
                    --            --                --             --
              (876,674)      (60,119)       (1,265,346)    (3,675,389)
              (596,109)      (77,324)       (1,181,476)    (8,327,172)
              (127,279)      (15,399)               --             --
          ------------  ------------  -   ------------  -------------
            (1,600,062)     (152,842)       (2,456,918)   (14,338,150)
          ------------  ------------  -   ------------  -------------
            54,280,533    62,210,581       249,766,650    199,572,136
            12,578,379    81,788,974        51,457,416    217,143,110
             3,152,890    10,445,465                --             --
                    --            --                --             --
                    --            --                --             --
                    --            --                --             --
               876,674        60,119         1,275,442      4,740,927
               596,109        77,324         1,181,476      9,597,223
               127,279        15,399                --             --
           (21,739,543)  (24,912,809)      (40,330,085)    (5,895,238)
           (33,588,738)  (45,631,739)      (99,926,029)  (199,675,201)
            (6,612,224)   (4,296,184)               --             --
          ------------  ------------  -   ------------  -------------
             9,671,359    79,757,130       163,424,870    225,482,957
          ------------  ------------  -   ------------  -------------
            32,062,650    74,876,141       277,445,697    327,725,578
           202,368,304   127,492,163       641,805,351    314,079,773
          ------------  ------------  -   ------------  -------------
          $234,430,954  $202,368,304      $919,251,048  $ 641,805,351
          ============  ============  =   ============  =============
          $   (311,086) $     (2,633)     $  5,795,312  $       2,340
          ============  ============  =   ============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                   T. Rowe Price
                                                                              Mid-Cap Growth Portfolio
                                                                            ---------------------------
                                                                             Year Ended       Year Ended
                                                                            December 31,     December 31,
                                                                                2005             2004
                                                                            ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                            $ (1,419,635)   $  (2,700,285)
    Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions    27,433,324       33,664,516
    Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options contracts, swap
       contracts and foreign currency related transactions                    60,461,149       36,620,343
                                                                            ------------    -------------
    Net increase (decrease) in net assets resulting from operations           86,474,838       67,584,574
                                                                            ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                          --               --
     Class B                                                                          --               --
     Class E                                                                          --               --
    From net realized gains
     Class A                                                                  (5,461,986)              --
     Class B                                                                  (9,053,591)              --
     Class E                                                                    (540,525)              --
                                                                            ------------    -------------
    Net decrease in net assets resulting from distributions                  (15,056,102)              --
                                                                            ------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
    Proceeds from shares sold
     Class A                                                                 104,028,840      111,891,278
     Class B                                                                  67,933,231      166,117,329
     Class E                                                                   4,560,665        9,661,872
    Net asset value of shares issued through acquisition
     Class A                                                                          --               --
     Class B                                                                          --               --
     Class E                                                                          --               --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                   5,461,986               --
     Class B                                                                   9,053,591               --
     Class E                                                                     540,525               --
    Cost of shares repurchased
     Class A                                                                 (23,738,562)     (14,266,370)
     Class B                                                                 (41,260,267)    (180,133,824)
     Class E                                                                  (3,649,516)      (1,965,718)
                                                                            ------------    -------------
    Net increase (decrease) in net assets from capital share transactions    122,930,493       91,304,567
                                                                            ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      194,349,229      158,889,141
    Net assets at beginning of period                                        512,222,223      353,333,082
                                                                            ------------    -------------
    Net assets at end of period                                             $706,571,452    $ 512,222,223
                                                                            ============    =============
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                     $       (324)   $      (7,768)
                                                                            ============    =============

* For the period 5/1/2004 (Commencement of Operations) through 12/31/2004. ** For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

      Turner Mid-Cap                  Van Kampen
     Growth Portfolio             Comstock Portfolio
--------------------------        ------------------
 Year Ended     Period Ended         Period Ended
December 31,    December 31,         December 31,
    2005           2004*                2005**
------------------------------    -------------------
$   (710,126)   $   (517,004)           $ 10,196,739
  14,603,388      (3,615,771)             20,570,455
   9,040,584      24,500,397              15,305,936
------------    ------------  -         ------------
  22,933,846      20,367,622              46,073,130
------------    ------------  -         ------------
          --              --              (9,510,987)
          --              --                (581,432)
          --              --                      --
  (5,462,769)             --              (6,607,338)
  (1,854,841)             --                (437,105)
          --              --                      --
------------    ------------  -         ------------
  (7,317,610)             --             (17,136,862)
------------    ------------  -         ------------
  87,692,908      73,955,906             848,244,972
   5,696,494     129,967,413              57,432,155
                          --                      --
          --              --                      --
          --              --                      --
          --              --                      --
   5,462,769              --              16,118,325
   1,854,841              --               1,018,537
          --              --                      --
 (13,635,347)            (62)            (11,895,805)
 (33,373,544)    (68,048,231)               (650,410)
          --              --                      --
------------    ------------  -         ------------
  53,698,122     135,875,026             910,267,774
------------    ------------  -         ------------
  69,314,358     156,242,648             939,204,042
 156,242,648              --                      --
------------    ------------  -         ------------
$225,557,006    $156,242,648            $939,204,042
============    ============  =         ============

$     (1,333)   $     (1,733)           $    115,364
============    ============  =         ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
      MET/AIM SMALL CAP GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------

        Class A
        12/31/2005                                       $12.84      $(0.07)(a)     $ 1.18 (a)    $  1.11    $    --
        12/31/2004                                        12.03       (0.09)(a)       0.90 (a)       0.81         --
        12/31/2003                                         8.65       (0.08)(a)       3.46 (a)       3.38         --
        01/02/2002 to 12/31/2002 (b)                      11.85       (0.11)(a)      (3.09)(a)     (3.20)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

        Class B
        12/31/2005                                        12.74       (0.10)(a)       1.16 (a)       1.06         --
        12/31/2004                                        11.97       (0.12)(a)       0.89 (a)       0.77         --
        12/31/2003                                         8.62       (0.11)(a)       3.46 (a)       3.35         --
        12/31/2002                                        11.89       (0.08)(a)      (3.19)(a)     (3.27)         --
        10/09/2001 to 12/31/2001 (c)                      10.00       (0.02)(a)       1.91 (a)       1.89         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

        Class E
        12/31/2005                                        12.80       (0.09)(a)       1.18 (a)       1.09         --
        12/31/2004                                        12.01       (0.11)(a)       0.90 (a)       0.79         --
        12/31/2003                                         8.64       (0.10)(a)       3.47 (a)       3.37         --
        04/01/2002 to 12/31/2002 (d)                      11.54       (0.05)(a)      (2.85)(a)     (2.90)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
      CYCLICAL GROWTH ETF PORTFOLIO                   ------------ -------------- -------------- ---------- ----------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $10.00      $ 0.10 (a)     $ 0.10 (a)    $  0.20    $(0.06)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
      CYCLICAL GROWTH AND INCOME ETF PORTFOLIO        ------------ -------------- -------------- ---------- ----------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $10.00      $ 0.09 (a)     $ 0.08 (a)    $  0.17    $(0.06)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

        Class A
        12/31/2005                                       $11.94      $ 0.15 (a)     $ 1.38 (a)    $  1.53    $(0.11)
        05/01/2004 to 12/31/2004 (e)                      10.00        0.09 (a)       2.01 (a)       2.10     (0.05)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

        Class B
        12/31/2005                                        11.95        0.11 (a)       1.39 (a)       1.50     (0.08)
        05/01/2004 to 12/31/2004 (e)                      10.00        0.05 (a)       2.04 (a)       2.09     (0.03)
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
      MET/AIM SMALL CAP GROWTH PORTFOLIO              -------------

        Class A
        12/31/2005                                       $(0.29)
        12/31/2004                                            --
        12/31/2003                                            --
        01/02/2002 to 12/31/2002 (b)                          --
------------------------------------                  -------------

        Class B
        12/31/2005                                        (0.29)
        12/31/2004                                            --
        12/31/2003                                            --
        12/31/2002                                            --
        10/09/2001 to 12/31/2001 (c)                          --
------------------------------------                  -------------

        Class E
        12/31/2005                                        (0.29)
        12/31/2004                                            --
        12/31/2003                                            --
        04/01/2002 to 12/31/2002 (d)                          --
------------------------------------                  -------------
      CYCLICAL GROWTH ETF PORTFOLIO                   -------------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $    --
------------------------------------                  -------------
      CYCLICAL GROWTH AND INCOME ETF PORTFOLIO        -------------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $    --
------------------------------------                  -------------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           -------------

        Class A
        12/31/2005                                       $(0.82)
        05/01/2004 to 12/31/2004 (e)                      (0.11)
------------------------------------                  -------------

        Class B
        12/31/2005                                        (0.82)
        05/01/2004 to 12/31/2004 (e)                      (0.11)
------------------------------------                  -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--10/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.29)     $13.66       8.59%        $215.4        0.99%         N/A       0.96%(g)       (0.53)%         74.8%
        --      12.84        6.73          92.5         1.03         N/A        1.02(g)        (0.74)          94.9
        --      12.03       39.08           6.2         1.04         N/A           1.16        (0.78)          29.8
        --       8.65     (27.00)           6.7        1.05*        1.03%*        2.10*       (0.64)*         19.50
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.29)      13.51        8.27         297.1         1.25         N/A        1.20(g)        (0.80)          74.8
        --      12.74        6.43         309.7         1.29         N/A        1.23(g)        (1.03)          94.9
        --      11.97       38.86         206.3         1.30         N/A           1.36        (1.04)          29.8
        --       8.62     (27.50)          47.1         1.30        1.28           2.32        (0.87)          19.5
        --      11.89       18.90           7.6        1.30*         N/A          5.22*       (0.92)*           5.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.29)      13.60        8.46          13.4         1.15         N/A        1.11(g)        (0.70)          74.8
        --      12.80        6.58          12.4         1.18         N/A        1.13(g)        (0.93)          94.9
        --      12.01       39.00           8.6         1.20         N/A           1.25        (0.94)          29.8
        --       8.64     (25.13)           1.8        1.20*        1.18*         2.23*       (0.77)*          19.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.06)     $10.14       2.04%        $ 11.6       0.80%*         N/A         2.59%*        3.85%*          6.2%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.06)     $10.11       1.65%        $  7.2       0.80%*         N/A         3.73%*        3.31%*          3.5%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.93)     $12.54      12.76%        $285.0        0.79%         N/A          0.79%         1.15%         51.4%
    (0.16)      11.94       20.98         126.0         0.97         N/A           0.98          1.19          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.90)      12.55       12.54         137.1         1.03         N/A           1.03          0.87          51.4
    (0.14)      11.95       20.85         104.0        1.14*         N/A          1.14*         0.71*          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $14.36       $0.21 (a)     $ 1.87 (a)    $  2.08    $(0.02)
         12/31/2004                                       11.89        0.04 (a)       2.43 (a)       2.47       -- +
         12/31/2003                                        8.89       (0.08)(a)       3.22 (a)       3.14     (0.11)
         01/02/2002 to 12/31/2002 (b)                     10.81        0.06 (a)      (1.97)(a)     (1.91)     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       14.27        0.17 (a)       1.86 (a)       2.03         --
         12/31/2004                                       11.84        0.16 (a)       2.27 (a)       2.43         --
         12/31/2003                                        8.87        0.02 (a)       3.08 (a)       3.10     (0.10)
         12/31/2002                                       10.84        0.01 (a)      (1.97)(a)     (1.96)     (0.01)
         10/09/2001 to 12/31/2001 (c)                     10.00       (0.02)(a)       0.99 (a)       0.97     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                       14.30        0.19 (a)       1.85 (a)       2.04     (0.01)
         12/31/2004                                       11.85        0.17 (a)       2.28 (a)       2.45       -- +
         12/31/2003                                        8.87        0.03 (a)       3.08 (a)       3.11     (0.10)
         04/01/2002 to 12/31/2002 (d)                     10.70       (0.01)(a)      (1.81)(a)     (1.82)     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------
         Class A
         12/31/2005                                      $ 7.65        $ -- (a)     $ 1.06 (a)    $  1.06      $  --
         12/31/2004                                        7.03        0.01 (a)       0.61 (a)       0.62         --
         12/31/2003                                        5.37       (0.01)(a)       1.67 (a)       1.66         --
         01/02/2002 to 12/31/2002 (b)                      7.44        0.01 (a)      (2.08)(a)     (2.07)    (0.00)+
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                        7.58       (0.02)(a)       1.05 (a)       1.03
         12/31/2004                                        6.99       (0.01)(a)       0.60 (a)       0.59         --
         12/31/2003                                        5.37       (0.02)(a)       1.64 (a)       1.62         --
         12/31/2002                                        7.40       (0.01)(a)      (2.05)(a)     (2.06)    (0.00)+
         02/12/2001 to 12/31/2001 (e)                     10.00         -- +(a)      (2.60)(a)     (2.60)         --
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                        7.59       (0.01)(a)       1.05 (a)       1.04         --
         12/31/2004                                        6.99          -- (a)       0.60 (a)       0.60         --
         04/17/2003 to 12/31/2003 (f)                      5.65       (0.01)(a)       1.35 (a)       1.34         --
---------------------------------                     ------------ -------------- -------------- ---------- ----------
       LAZARD MID CAP PORTFOLIO                       ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $14.13      $0.04  (a)     $ 1.16 (a)    $  1.20    $(0.06)
         12/31/2004                                       12.33        0.08 (a)       1.72 (a)       1.80         --
         12/31/2003                                        9.85        0.01 (a)       2.58 (a)       2.59     (0.01)
         01/02/2002 to 12/31/2002 (b)                     10.98        0.03 (a)      (1.15)(a)     (1.12)      0.00+
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       14.05       0.05  (a)       1.10 (a)       1.15     (0.01)
         12/31/2004                                       12.29        0.02 (a)       1.74 (a)       1.76         --
         12/31/2003                                        9.83      (0.01) (a)       2.57 (a)       2.56       -- +
         12/31/2002                                       11.02          -- (a)      (1.18)(a)     (1.18)       -- +
         10/09/2001 to 12/31/2001 (c)                     14.27            0.17           1.86       2.03         --
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                       14.10        0.07 (a)       1.10 (a)       1.17     (0.04)
         12/31/2004                                       12.32        0.04 (a)       1.74 (a)       1.78         --
         12/31/2003                                        9.84          -- (a)       2.58 (a)       2.58       -- +
         04/01/2002 to 12/31/2002 (d)                     14.30            0.19           1.85       2.04     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         -------------

         Class A
         12/31/2005                                      $(0.19)
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         01/02/2002 to 12/31/2002 (b)                         --
---------------------------------                     -------------

         Class B
         12/31/2005                                       (0.19)
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         12/31/2002                                           --
         10/09/2001 to 12/31/2001 (c)                     (0.12)
---------------------------------                     -------------

         Class E
         12/31/2005                                       (0.19)
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         04/01/2002 to 12/31/2002 (d)                         --
---------------------------------                     -------------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              -------------
         Class A
         12/31/2005                                      $(0.01)
         12/31/2004                                           --
         12/31/2003                                           --
         01/02/2002 to 12/31/2002 (b)                         --
---------------------------------                     -------------

         Class B
         12/31/2005                                       (0.01)
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                           --
         02/12/2001 to 12/31/2001 (e)                         --
---------------------------------                     -------------

         Class E
         12/31/2005                                       (0.01)
         12/31/2004                                           --
         04/17/2003 to 12/31/2003 (f)                         --
---------------------------------                     -------------
       LAZARD MID CAP PORTFOLIO                       -------------

         Class A
         12/31/2005                                      $(1.62)
         12/31/2004                                           --
         12/31/2003                                       (0.10)
         01/02/2002 to 12/31/2002 (b)                     (0.01)
---------------------------------                     -------------

         Class B
         12/31/2005                                       (1.62)
         12/31/2004                                           --
         12/31/2003                                       (0.10)
         12/31/2002                                       (0.01)
         10/09/2001 to 12/31/2001 (c)                     (0.19)
---------------------------------                     -------------

         Class E
         12/31/2005                                       (1.62)
         12/31/2004                                           --
         12/31/2003                                       (0.10)
         04/01/2002 to 12/31/2002 (d)                     (0.19)
---------------------------------                     -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--04/17/2003.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (0.21)     $16.23     14.48 %        $644.5        0.94%         N/A       0.96%(g)        1.37 %         11.5%
        --      14.36       20.80         276.4         1.04         N/A        1.03(g)          0.32          11.3
    (0.14)      11.89       35.36           8.4         1.16        1.15%       1.21(g)          0.80          22.1
    (0.01)       8.89     (17.64)           4.8        1.10*        1.08*         2.49*         0.68*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.19)      16.11       14.24         554.3         1.19         N/A        1.20(g)          1.11          11.5
        --      14.27       20.52         483.9         1.23         N/A        1.22(g)          1.27          11.3
    (0.13)      11.84       34.96         288.0         1.43        1.43        1.33(g)          0.17          22.1
    (0.01)       8.87     (18.09)          17.9         1.35        1.31           2.64          0.15          82.0
    (0.13)      10.84        9.69           5.8        1.35*         N/A          5.69*       (0.07)*          22.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.20)      16.14       14.27         130.4         1.09         N/A        1.10(g)          1.25          11.5
        --      14.30       20.69          75.5         1.14         N/A        1.12(g)          1.31          11.3
    (0.13)      11.85       35.14          23.6         1.33        1.33        1.24(g)          0.24          22.1
    (0.01)       8.87     (16.99)           1.5        1.25*        1.22*         2.42*       (0.16)*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
  $ (0.01)     $ 8.70      13.84%        $500.4        0.72%         N/A       0.72%(g)          -- %        121.0%
        --       7.65        8.82         250.8         0.90         N/A        0.85(g)          0.15         104.7
        --       7.03       30.91          19.9         0.89        0.89%       0.90(g)        (0.09)          91.5
   (0.00)+       5.37     (27.78)           2.7         0.85        0.77           1.43          0.11          92.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.01)       8.60       13.58         277.8         0.97         N/A        0.97(g)        (0.25)         121.0
        --       7.58        8.44         339.5         1.15         N/A        1.08(g)        (0.11)         104.7
        --       6.99       30.90         252.6         1.14        1.13        1.18(g)        (0.37)          91.5
   (0.00)+       5.34     (27.83)          46.8         1.10        1.00           1.69        (0.18)          92.7
        --       7.40     (26.00)          15.2        1.10*         N/A          4.03*       (0.11)*          98.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.01)       8.62       13.69           6.4         0.87         N/A        0.87(g)        (0.15)         121.0
        --       7.59        8.58           5.5         1.05         N/A        0.98(g)        (0.05)         104.7
        --       6.99       23.72           4.1        1.10*        1.05*      1.04*(g)       (0.26)*          91.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (1.68)     $13.65       8.40%        $ 89.0        0.79%         N/A       0.82%(g)         0.63%        170.0%
        --      14.13       14.60          58.8         0.85         N/A        0.83(g)          0.59          90.7
    (0.11)      12.33       26.42           4.5         0.93        0.92%       0.96(g)          0.10          36.2
    (0.01)       9.85     (10.18)           4.2        0.90*        0.86*         1.64*         0.26*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (1.63)      13.57        8.06         200.4         1.03         N/A        1.07(g)          0.38         170.0
        --      14.05       14.32         211.0         1.08         N/A        1.03(g)          0.16          90.7
    (0.10)      12.29       26.03         211.8         1.19        1.19        1.15(g)        (0.08)          36.2
    (0.01)       9.83     (10.73)          32.8         1.15        1.12           1.91            --          37.1
    (0.19)      16.11       14.24         554.0         1.19        1.19           1.20          1.11          12.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (1.66)      13.61        8.23          32.6         0.93         N/A        0.97(g)          0.49         170.0
        --      14.10       14.45          30.5         0.98         N/A        0.94(g)          0.29          90.7
    (0.10)      12.32       26.35          19.8         1.09        1.08        1.07(g)          0.02          36.2
    (0.20)      16.14       14.27         130.0         1.09        1.09           1.10          1.25          12.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       LEGG MASON VALUE EQUITY PORTFOLIO              ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $10.00     $        --     $ 0.65 (a)     $ 0.65    $    --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       10.00      (0.01) (a)       0.66 (a)       0.65         --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                      $13.55     $  0.39 (a)    $  0.15 (a)    $  0.54    $    --
         12/31/2004                                       11.80        0.38 (a)       1.73 (a)       2.11     (0.24)
         05/01/2003 to 12/31/2003 (d)                     10.00        0.28 (a)       1.81 (a)       2.09     (0.19)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $12.63     $  0.75 (a)    $ (0.52)(a)    $  0.23    $(0.58)
         12/31/2004                                       12.04        0.70 (a)       0.31 (a)       1.01     (0.42)
         12/31/2003                                       10.24        0.73 (a)       1.27 (a)       2.00     (0.20)
         12/31/2002                                       11.22        0.77 (a)      (0.79)(a)     (0.02)     (0.96)
         12/31/2001                                       11.75        0.90 (a)      (0.48)(a)       0.42     (0.95)
         12/31/2000                                       12.48            1.00         (0.90)       0.10     (0.83)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       12.54        0.71 (a)      (0.52)(a)       0.19     (0.54)
         12/31/2004                                       11.97        0.69 (a)       0.29 (a)       0.98     (0.41)
         12/31/2003                                       10.21        0.69 (a)       1.46 (a)       2.15     (0.20)
         12/31/2002                                       11.20        0.72 (a)      (0.76)(a)     (0.04)     (0.95)
         03/22/2001 to 12/31/2001 (b)                     12.03        0.64 (a)      (0.52)(a)       0.12     (0.95)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                       12.57        0.72 (a)      (0.52)(a)       0.20     (0.56)
         12/31/2004                                       12.00        0.70 (a)       0.29 (a)       0.99     (0.42)
         12/31/2003                                       10.22        0.70 (a)       1.28 (a)       1.98     (0.20)
         04/01/2002 to 12/31/2002 (c)                     11.27        0.53 (a)      (0.62)(a)     (0.09)     (0.96)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $27.44     $  0.40 (a)    $  0.61 (a)    $  1.01    $(0.31)
         12/31/2004                                       24.41        0.33 (a)       2.82 (a)       3.15     (0.12)
         12/31/2003                                       18.86        0.23 (a)       5.56 (a)       5.79     (0.24)
         12/31/2002                                       25.05        0.21 (a)      (4.67)(a)     (4.46)     (0.21)
         12/31/2001                                       26.82        0.25 (a)      (1.80)(a)     (1.55)     (0.22)
         12/31/2000                                       24.07              --           3.26       3.26     (0.28)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       27.27        0.33 (a)       0.61 (a)       0.94     (0.23)
         12/31/2004                                       24.29        0.27 (a)       2.80 (a)       3.07     (0.09)
         12/31/2003                                       18.78        0.18 (a)       5.54 (a)       5.72     (0.21)
         12/31/2002                                       25.01        0.17 (a)      (4.67)(a)     (4.50)     (0.21)
         03/22/2001 to 12/31/2001 (d)                     23.59        0.13 (a)       1.51 (a)       1.64     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       LEGG MASON VALUE EQUITY PORTFOLIO              -------------

         Class A
         12/31/2005                                      $    --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 -------------

         Class B
         12/31/2005                                           --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 -------------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          -------------

         Class B
         12/31/2005                                      $(0.03)
         12/31/2004                                       (0.12)
         05/01/2003 to 12/31/2003 (d)                     (0.10)
-------------------------------------                 -------------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           -------------

         Class A
         12/31/2005                                      $    --
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                           --
         12/31/2001                                           --
         12/31/2000                                           --
-------------------------------------                 -------------

         Class B
         12/31/2005                                           --
         12/31/2004                                           --
         12/31/2003                                       (0.19)
         12/31/2002                                           --
         03/22/2001 to 12/31/2001 (b)                         --
-------------------------------------                 -------------

         Class E
         12/31/2005                                           --
         12/31/2004                                           --
         12/31/2003                                           --
         04/01/2002 to 12/31/2002 (c)                         --
-------------------------------------                 -------------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        -------------

         Class A
         12/31/2005                                      $(0.55)
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                       (1.52)
         12/31/2001                                           --
         12/31/2000                                       (0.23)
-------------------------------------                 -------------

         Class B
         12/31/2005                                       (0.55)
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                       (1.52)
         03/22/2001 to 12/31/2001 (d)                         --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--03/22/2001.
(c) Commencement of operations--04/01/2002.
(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--11/01/2005.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $10.65       6.50%       $    3.2      0.80%*         N/A         8.27%*        0.08%*          9.1%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.65        6.50            4.9       1.05*         N/A          4.54*       (0.36)*           9.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (0.03)     $14.06       3.95%       $   72.1       1.09%         N/A          1.17%         2.91%        23.7%*
    (0.36)      13.55       17.73           35.5        1.09         N/A           1.59          3.03          31.2
    (0.29)      11.80       21.05            9.0       1.05*         N/A          3.44*         3.78*          56.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (0.58)     $12.28       1.81%       $  856.4       0.56%         N/A         N/A            5.92%         42.1%
    (0.42)      12.63        8.43          520.3        0.63         N/A         N/A             5.65          39.8
    (0.20)      12.04       19.52          234.6        0.70         N/A        0.67(f)          6.52          36.9
    (0.96)      10.24      (0.39)          202.1        0.70         N/A           0.77          7.43          45.8
    (0.95)      11.22        3.76          154.2        0.72         N/A           0.75          7.76          66.2
    (0.83)      11.75        0.87          155.2        0.85         N/A           0.86          7.78          64.9
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.54)      12.19        1.49          704.5        0.81         N/A         N/A             5.65          42.1
   (0.41)#      12.54        8.17          776.0        0.88         N/A         N/A             5.61          39.8
    (0.39)      11.97       19.15          758.2        0.96         N/A        0.91(f)          6.11          36.9
    (0.95)      10.21      (0.57)          197.4        0.95         N/A           1.05          7.12          45.8
    (0.95)      11.20        1.17           31.8       0.95*         N/A          0.98*         7.38*          66.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.56)      12.21        1.60           35.1        0.71         N/A         N/A             5.76          42.1
    (0.42)      12.57        8.24           35.2        0.78         N/A         N/A             5.67          39.8
    (0.20)      12.00       19.35           22.8        0.86         N/A        0.81(f)          6.10          36.9
    (0.96)      10.22      (1.03)            2.5       0.85*         N/A          0.98*         7.12*          45.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.86)     $27.59       3.68%       $1,985.7       0.53%         N/A       0.55%(f)         1.46%         45.9%
    (0.12)      27.44       12.92        1,867.5        0.57         N/A        0.56(f)          1.30          29.7
    (0.24)      24.41       31.06        1,167.7        0.62       0.61%        0.62(f)          1.13          37.0
    (1.73)      18.86     (17.95)          890.2        0.65        0.63           0.67          0.94          55.4
    (0.22)      25.05      (5.77)        1,205.5        0.64         N/A           0.64          1.04          69.7
    (0.51)      26.82       14.68          944.6        0.70         N/A         N/A             1.32          51.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.78)      27.43        3.39        1,130.5        0.78         N/A        0.80(f)          1.21          45.9
    (0.09)      27.27       12.65        1,282.3        0.82         N/A        0.80(f)          1.08          29.7
    (0.21)      24.29       30.73        1,081.0        0.86        0.86        0.86(f)          0.87          37.0
    (1.73)      18.78     (18.12)          337.3        0.90        0.88           0.93          0.78          55.4
    (0.22)      25.01        6.96           98.7       0.89*         N/A          0.89*         0.72*          69.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------


                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $10.43      $(0.04)(a)     $ 0.54 (a)    $  0.50    $    --
       12/31/2004                                          9.24       (0.04)(a)       1.23 (a)       1.19         --
       12/31/2003                                          6.78       (0.05)(a)       2.51 (a)       2.46         --
       12/31/2002                                          8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
       05/01/2001 to 12/31/2001 (d)                        9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.30       (0.06)(a)       0.54 (a)       0.48         --
       12/31/2004                                          9.16       (0.06)(a)       1.20 (a)       1.14         --
       12/31/2003                                          6.75       (0.07)(a)       2.48 (a)       2.41         --
       12/31/2002                                          8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
       02/12/2001 to 12/31/2001 (b)                       10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $21.64      $ 0.19 (a)     $ 1.60 (a)    $  1.79    $(0.13)
       12/31/2004                                         17.80        0.17 (a)       4.25 (a)       4.42     (0.10)
       12/31/2003                                         14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
       12/31/2002                                         16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
       12/31/2001                                         16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
       12/31/2000                                         11.17        0.08 (a)           5.79       5.87     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         21.48        0.14 (a)       1.59 (a)       1.73     (0.10)
       12/31/2004                                         17.70        0.12 (a)       4.22 (a)       4.34     (0.08)
       12/31/2003                                         14.35        0.11 (a)       3.60 (a)       3.71     (0.09)
       12/31/2002                                         16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
       04/03/2001 to 12/31/2001 (c)                       16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     METLIFE AGGRESSIVE STRATEGY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

       Class A
       5/01/2005-12/31/2005 (f)                          $10.27      $ 0.77 (a)     $ 0.79 (a)    $  1.56    $(0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.69        0.20 (a)       0.91 (a)       1.11     (0.08)
       11/04/2004--12/31/2004 (e)                         10.00        0.08 (a)       0.64 (a)       0.72     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     METLIFE BALANCED STRATEGY PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       5/01/2005-12/31/2005 (f)                          $10.04      $ 0.56 (a)     $ 0.47 (a)    $  1.03    $(0.13)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.31        0.22 (a)       0.52 (a)       0.74     (0.11)
       11/04/2004--12/31/2004 (e)                         10.00        0.28 (a)       0.14 (a)       0.42     (0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------

       Class A
       12/31/2005                                        $(0.74)
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.74)
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              -------------

       Class A
       12/31/2005                                        $(0.83)
       12/31/2004                                         (0.48)
       12/31/2003                                         (0.27)
       12/31/2002                                         (0.61)
       12/31/2001                                         (1.48)
       12/31/2000                                         (0.08)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.83)
       12/31/2004                                         (0.48)
       12/31/2003                                         (0.27)
       12/31/2002                                         (0.61)
       04/03/2001 to 12/31/2001 (c)                       (1.48)
-------------------------------------                 -------------
     METLIFE AGGRESSIVE STRATEGY PORTFOLIO            -------------

       Class A
       5/01/2005-12/31/2005 (f)                          $(0.04)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.04)
       11/04/2004--12/31/2004 (e)                             --
-------------------------------------                 -------------
     METLIFE BALANCED STRATEGY PORTFOLIO              -------------

       Class A
       5/01/2005-12/31/2005 (f)                          $(0.02)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.02)
       11/04/2004--12/31/2004 (e)                             --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--04/03/2001.
(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--11/04/2004.
(f) Commencement of operations--05/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.74)     $10.19       4.71%       $   21.5       0.90%         N/A          0.99%       (0.35)%        103.9%
        --      10.43       12.76           26.5        0.90         N/A           0.95        (0.43)          99.5
        --       9.24       36.43           27.6        0.90         N/A           1.04        (0.57)         119.0
        --       6.78     (24.25)            3.8        0.85         N/A           1.69        (0.52)          89.6
        --       8.95      (6.58)            0.9       0.85*         N/A          5.19*       (0.54)*          89.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.74)      10.04        4.58           40.9        1.15         N/A           1.24        (0.58)         103.9
        --      10.30       12.45           36.0        1.15         N/A           1.20        (0.66)          99.5
        --       9.16       35.70           27.6        1.14         N/A           1.39        (0.83)         119.0
        --       6.75     (24.41)           13.7        1.10         N/A           1.98        (0.77)          89.6
        --       8.93     (10.70)            8.4       1.10*         N/A          5.44*       (0.78)*          89.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.96)     $22.47       8.28%       $  113.3       0.76%         N/A          0.76%         0.86%         26.2%
    (0.58)      21.64       24.82          125.1        0.78         N/A            N/A          0.86          19.7
    (0.38)      17.80       26.15           90.8        0.83         N/A        0.82(g)          0.98          18.8
    (0.68)      14.41      (9.31)           74.0        0.89       0.89%           0.90          1.04          29.0
    (1.56)      16.64        8.10           75.1        0.92         N/A           0.94          0.86          40.0
    (0.12)      16.92       52.87           60.0        1.26         N/A            N/A          0.79          66.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.93)      22.28        8.05          229.0        1.01         N/A           1.02          0.62          26.2
    (0.56)      21.48       24.50          179.1        1.03         N/A            N/A          0.60          19.7
    (0.36)      17.70       25.87          100.0        1.08         N/A        1.06(g)          0.73          18.8
    (0.68)      14.35      (9.58)           51.6        1.14        1.14           1.16          0.83          29.0
    (1.56)      16.62       11.33           16.9       1.15*         N/A          1.17*         0.68*          40.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.15)     $11.68      15.12%       $    0.1      0.12%*         N/A         0.12%*        1.08%*         18.3%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.12)      11.68       10.38          661.7        0.35         N/A           0.37          1.80          18.3
    (0.03)      10.69        7.15          304.5       0.35*         N/A          0.52*         4.77*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.15)     $10.92      10.21%       $    0.2      0.03%*         N/A         0.03%*        7.70%*         17.3%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.13)      10.92        7.12        3,529.8        0.31         N/A           0.31          2.12          17.3
    (0.11)      10.31        4.19        1,561.2       0.35*         N/A          0.38*        17.21*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
        METLIFE DEFENSIVE STRATEGY PORTFOLIO          ------------ -------------- -------------- ---------- ----------

          Class A
          5/01/2005-12/31/2005 (f)                       $ 9.82     $  0.17 (a)     $ 0.43 (a)    $  0.60    $(0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                       9.95        0.19 (a)       0.26 (a)       0.45     (0.09)
          11/04/2004--12/31/2004 (e)                      10.00        0.42 (a)      (0.29)(a)       0.13     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
        METLIFE GROWTH STRATEGY PORTFOLIO             ------------ -------------- -------------- ---------- ----------

          Class A
          5/01/2005-12/31/2005 (f)                       $10.19     $  0.90 (a)     $ 0.44 (a)    $  1.34    $(0.12)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                      10.56        0.22 (a)       0.74 (a)       0.96     (0.10)
          11/04/2004--12/31/2004 (e)                      10.00        0.19 (a)       0.44 (a)       0.63     (0.07)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
        METLIFE MODERATE STRATEGY PORTFOLIO           ------------ -------------- -------------- ---------- ----------

          Class A
          5/01/2005-12/31/2005 (f)                       $ 9.91     $  1.25 (a)     $(0.44)(a)    $  0.81    $(0.13)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                      10.11        0.22 (a)       0.37 (a)       0.59     (0.11)
          11/04/2004--12/31/2004 (e)                      10.00        0.36 (a)      (0.11)(a)       0.25     (0.14)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
        MFS RESEARCH INTERNATIONAL PORTFOLIO          ------------ -------------- -------------- ---------- ----------

          Class A
          12/31/2005                                     $11.72     $  0.14 (a)     $ 1.83 (a)    $  1.97    $(0.07)
          12/31/2004                                       9.81       0.08  (a)       1.85 (a)       1.93         --
          12/31/2003                                       7.49       0.06  (a)       2.34 (a)       2.40     (0.08)
          12/31/2002                                       8.48       0.06  (a)      (1.04)(a)     (0.98)     (0.01)
          05/01/2001 to 12/31/2001 (c)                     9.55      (0.01) (a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                      11.68        0.11 (a)       1.81 (a)       1.92     (0.04)
          12/31/2004                                       9.79       0.05  (a)       1.86 (a)       1.91         --
          12/31/2003                                       7.47       0.05  (a)       2.33 (a)       2.38     (0.06)
          12/31/2002                                       8.48       0.03  (a)      (1.03)(a)     (1.00)     (0.01)
          02/12/2001 to 12/31/2001 (b)                    10.00       0.01  (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class E
          12/31/2005                                      11.70        0.13 (a)       1.81 (a)       1.94     (0.06)
          12/31/2004                                       9.80       0.07  (a)       1.85 (a)       1.92         --
          12/31/2003                                       7.48       0.05  (a)       2.34 (a)       2.39     (0.07)
          12/31/2002                                       8.48       0.03  (a)      (1.02)(a)     (0.99)     (0.01)
          10/31/2001 to 12/31/2001 (d)                     8.15      (0.01) (a)       0.35 (a)       0.34     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
        METLIFE DEFENSIVE STRATEGY PORTFOLIO          -------------

          Class A
          5/01/2005-12/31/2005 (f)                       $(0.02)
-------------------------------------                 -------------

          Class B
          12/31/2005                                     $(0.02)
          11/04/2004--12/31/2004 (e)                          --
-------------------------------------                 -------------
        METLIFE GROWTH STRATEGY PORTFOLIO             -------------

          Class A
          5/01/2005-12/31/2005 (f)                       $(0.02)
-------------------------------------                 -------------

          Class B
          12/31/2005                                      (0.02)
          11/04/2004--12/31/2004 (e)                          --
-------------------------------------                 -------------
        METLIFE MODERATE STRATEGY PORTFOLIO           -------------

          Class A
          5/01/2005-12/31/2005 (f)                       $(0.02)
-------------------------------------                 -------------

          Class B
          12/31/2005                                      (0.02)
          11/04/2004--12/31/2004 (e)                          --
-------------------------------------                 -------------
        MFS RESEARCH INTERNATIONAL PORTFOLIO          -------------

          Class A
          12/31/2005                                     $(0.62)
          12/31/2004                                      (0.02)
          12/31/2003                                          --
          12/31/2002                                          --
          05/01/2001 to 12/31/2001 (c)                        --
-------------------------------------                 -------------

          Class B
          12/31/2005                                      (0.62)
          12/31/2004                                      (0.02)
          12/31/2003                                          --
          12/31/2002                                          --
          02/12/2001 to 12/31/2001 (b)                        --
-------------------------------------                 -------------

          Class E
          12/31/2005                                      (0.62)
          12/31/2004                                      (0.02)
          12/31/2003                                          --
          12/31/2002                                          --
          10/31/2001 to 12/31/2001 (d)                        --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--11/04/2004.
(f) Commencement of operations--05/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.13)     $10.29       6.07%       $     --      0.12%*         N/A       0.12%*          2.53%*          36.1%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.11)      10.29        4.48          356.1        0.35         N/A           0.40          1.90          36.1
    (0.18)       9.95        1.34          129.8       0.35*         N/A          0.71*        26.11*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.14)     $11.39      13.20%       $    1.2      0.04%*         N/A         0.04%*       11.87%*          15.1%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.12)      11.40        9.12        3,206.2        0.31         N/A           0.31          2.03          15.1
    (0.07)      10.56        6.30        1,379.4       0.35*         N/A          0.39*        11.59*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.15)     $10.57      8.16 %       $    0.3      0.09%*         N/A         0.09%*       17.59%*          22.6%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.13)      10.57        5.81        1,170.1        0.35         N/A           0.35          2.14          22.6
    (0.14)      10.11        2.55          500.3       0.35*         N/A          0.45*        22.53*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.69)     $13.00      16.77%       $  624.2       0.93%         N/A       0.93%(g)         1.18%         84.5%
    (0.02)      11.72       19.72          304.0        1.06         N/A        0.94(g)          0.75          98.5
    (0.08)       9.81       32.20           67.3        1.09       1.09%           1.11          0.68          99.0
    (0.01)       7.49     (11.52)            9.4        1.00        1.00           1.86          0.73         114.1
    (0.02)       8.48     (11.04)            3.7       1.00*        N/A*          5.08*       (0.01)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.66)      12.94       16.42          443.5        1.19         N/A        1.19(g)          0.90          84.5
    (0.02)      11.68       19.56          396.0        1.32         N/A        1.18(g)          0.47          98.5
    (0.06)       9.79       32.04          186.0        1.33        1.33           1.39          0.56          99.0
    (0.01)       7.47     (11.80)           67.1        1.25        1.25           2.07          0.34         114.1
    (0.01)       8.48     (15.14)           14.7       1.25*        N/A*          5.33*        0.13 *         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.68)      12.96       16.52           14.6        1.09         N/A        1.09(g)          1.07          84.5
    (0.02)      11.70       19.64           11.3        1.22         N/A        1.09(g)          0.72          98.5
    (0.07)       9.80       32.09            6.9        1.23        1.23           1.28          0.59          99.0
    (0.01)       7.48     (11.65)            1.8        1.15        1.15           1.82          0.34         114.1
    (0.01)       8.48        4.22             --       1.15*       N/A *          5.23*       (1.02)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $12.47      $0.30  (a)     $ 1.40 (a)    $  1.70    $    --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.55  (a)       2.42 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         12.47       0.26  (a)       1.40 (a)       1.66         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.26  (a)       2.69 (a)       2.95     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2005                                         12.47       0.28  (a)       1.40 (a)       1.68         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.33  (a)       2.64 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $ 8.36      $0.03  (a)     $ 0.39 (a)    $  0.42    $(0.01)
       12/31/2004                                          8.33       0.07  (a)       0.47 (a)       0.54     (0.06)
       12/31/2003                                          6.47       0.01  (a)       1.85 (a)       1.86         --
       01/02/2002 to 12/31/2002 (c)                        8.57        0.01+(a)      (2.11)(a)     (2.10)      0.00+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                          8.31       0.01  (a)       0.38 (a)       0.39         --
       12/31/2004                                          8.29       0.06  (a)       0.46 (a)       0.52     (0.05)
       12/31/2003                                          6.45              --       1.84 (a)       1.84         --
       12/31/2002                                          8.57          --+(a)      (2.12)(a)     (2.12)      0.00+
       02/12/2001 to 12/31/2001 (b)                       10.00          --+(a)      (1.43)(a)     (1.43)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       05/01/2005 to 12/31/2005 (f)                        7.97       0.01  (a)       0.79 (a)       0.80     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $10.64      $0.31  (a)     $(0.15)(a)    $  0.16    $    --
       12/31/2004                                         10.29       0.16  (a)       0.81 (a)       0.97     (0.11)
       05/01/2003 to 12/31/2003 (d)                       10.00       0.07  (a)       0.47 (a)       0.54     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.63       0.27  (a)      (0.12)(a)       0.15         --
       12/31/2004                                         10.29       0.08  (a)       0.84 (a)       0.92     (0.07)
       05/01/2003 to 12/31/2003 (d)                       10.00       0.07  (a)       0.46 (a)       0.53     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           -------------

       Class A
       12/31/2005                                        $(0.02)
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.02)
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class E
       12/31/2005                                         (0.02)
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

       Class A
       12/31/2005                                        $(0.08)
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (c)                           --
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.08)
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class E
       05/01/2005 to 12/31/2005 (f)                       (0.08)
-------------------------------------                 -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

       Class A
       12/31/2005                                        $(0.02)
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.02)
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--01/02/2002.
(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--05/01/2005.
(g) Excludes the effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.02)     $14.15      13.61%        $204.1        0.69%         N/A           0.70%        2.27%          13.5%
    (0.50)      12.47       29.73          77.1        0.84*         N/A           0.84*        6.76*           52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      14.11       13.29         316.4         0.94         N/A            0.95         2.00           13.5
    (0.48)      12.47       29.55         167.2        0.98*         N/A           0.98*        3.45*           52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      14.13       13.45          51.3         0.84         N/A            0.84         2.14           13.5
    (0.50)      12.47       29.69          20.9        0.91*         N/A           0.91*        4.19*           52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.09)     $ 8.69      4.99 %        $664.2        0.69%         N/A        0.64%(g)        0.42%          72.4%
    (0.51)       8.36        6.70         298.0         0.68         N/A       0.69  (g)         0.90           65.3
        --       8.33       28.75           0.2         0.72       0.72%       0.75  (g)         0.07           36.6
      0.00       6.47     (24.47)           0.7         0.75         N/A            0.99         0.17           20.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.08)       8.62        4.71         501.8         0.94         N/A       0.89  (g)         0.18           72.4
    (0.50)       8.31        6.40         634.6         0.95         N/A       0.91  (g)        0.67*           65.3
        --       8.29       28.53         551.0         0.99        0.99       0.98  (g)       (0.03)           36.6
      0.00       6.45     (24.73)         122.4         1.00         N/A            1.22       (0.02)           20.6
        --       8.57     (14.27)          26.9        1.00*         N/A           3.21*        0.04*           29.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.09)       8.68       10.01           0.9        0.83*         N/A      0.80  (g)*        0.15*           72.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.02)     $10.78       1.48%        $585.8        0.55%         N/A             N/A        2.85%       1,228.7%
    (0.62)      10.64        9.41         331.3         0.62         N/A             N/A         1.39        1,173.9
    (0.25)      10.29        5.47           1.1        0.70*         N/A           0.74*        0.72*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      10.76        1.39         385.4         0.80         N/A             N/A         2.52        1,228.7
    (0.58)      10.63        8.99         502.3         0.81         N/A             N/A         0.73        1,173.9
    (0.24)      10.29        5.35         366.2        0.84*         N/A           0.84*        0.64*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $11.40      $  0.40(a)     $(0.12)(a)    $  0.28    $(0.01)
       12/31/2004                                         11.61         0.20(a)       0.40 (a)       0.60     (0.81)
       12/31/2003                                         11.34         0.28(a)       0.23 (a)       0.51     (0.13)
       12/31/2002                                         10.35         0.33(a)       0.66 (a)       0.99         --
       05/01/2001 to 12/31/2001 (d)                       10.03         0.27(a)       0.40 (a)       0.67     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         11.32         0.37(a)      (0.12)(a)       0.25         --
       12/31/2004                                         11.54         0.19(a)       0.38 (a)       0.57     (0.79)
       12/31/2003                                         11.29         0.24(a)       0.25 (a)       0.49     (0.13)
       12/31/2002                                         10.33         0.31(a)       0.65 (a)       0.96         --
       02/12/2001 to 12/31/2001 (b)                       10.00         0.32(a)       0.34 (a)       0.66     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2005                                         11.34         0.39(a)      (0.13)(a)       0.26         --
       12/31/2004                                         11.56         0.21(a)       0.37 (a)       0.58     (0.80)
       12/31/2003                                         11.30         0.23(a)       0.27 (a)       0.50     (0.13)
       12/31/2002                                         10.33         0.33(a)       0.64 (a)       0.97         --
       10/31/2001 to 12/31/2001 (e)                       10.65         0.07(a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $14.13      $ 0.04 (a)     $ 1.38 (a)    $  1.42    $(0.04)
       12/31/2004                                         11.92        0.04 (a)       2.17 (a)       2.21         --
       12/31/2003                                          9.26        0.01 (a)       2.65 (a)       2.66         --
       12/31/2002                                         11.74          --+(a)      (2.47)(a)     (2.47)     (0.01)
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
       12/31/2000                                         17.27        0.02 (a)         (1.78)     (1.76)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         14.01        0.01 (a)       1.36 (a)       1.37     (0.02)
       12/31/2004                                         11.84        0.01 (a)       2.16 (a)       2.17         --
       12/31/2003                                          9.23       (2.00)(a)       4.61 (a)       2.61         --
       12/31/2002                                         11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
       04/03/2001 to 12/31/2001 (c)                       12.25          --+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $ 4.62      $(0.03)(a)     $ 0.56 (a)    $  0.53    $    --
       12/31/2004                                          4.83       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.06       (0.04)(a)       1.81 (a)       1.77         --
       12/31/2002                                          6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
       05/01/2001 to 12/31/2001 (d)                        8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                          4.58       (0.04)(a)       0.55 (a)       0.51         --
       12/31/2004                                          4.79       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.04       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
       02/12/2001 to 12/31/2001 (b)                       10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2005                                          4.59       (0.04)(a)       0.56 (a)       0.52         --
       12/31/2004                                          4.80       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.05       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
       10/31/2001 to 12/31/2001 (e)                        5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

       Class A
       12/31/2005                                        $(0.07)
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (d)                       (0.15)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.07)
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                       (0.15)
-------------------------------------                 -------------

       Class E
       12/31/2005                                         (0.07)
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (e)                       (0.04)
-------------------------------------                 -------------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

       Class A
       12/31/2005
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       12/31/2001                                         (1.86)
       12/31/2000                                         (0.69)
-------------------------------------                 -------------

       Class B
       12/31/2005                                             --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       04/03/2001 to 12/31/2001 (c)                       (1.86)
-------------------------------------                 -------------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  -------------

       Class A
       12/31/2005                                        $(0.04)
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.04)
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class E
       12/31/2005                                         (0.04)
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--04/03/2001.
(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--10/31/2001.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.08)     $11.60       2.46%       $  912.6       0.57%         N/A          0.57%         3.42%        344.2%
    (0.81)      11.40        5.25          578.0        0.57         N/A            N/A          1.69         416.0
    (0.24)      11.61        4.53          194.5        0.59         N/A        0.57(f)          2.43         547.1
        --      11.34        9.57          155.0        0.65         N/A        0.64(f)          3.06         474.4
    (0.35)      10.35        6.68           59.1       0.65*         N/A          1.15*         3.76*         346.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.07)      11.50        2.25        1,107.7        0.82         N/A           0.82          3.13         344.2
    (0.79)      11.32        4.98        1,028.5        0.81         N/A            N/A          1.66         416.0
    (0.24)      11.54        4.53          893.8        0.83         N/A        0.82(f)          2.07         547.1
        --      11.29        9.29          427.7        0.90         N/A        0.90(f)          2.85         474.4
    (0.33)      10.33        6.68           46.2       0.90*         N/A          1.40*         3.48*         346.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.07)      11.53        2.33          146.6        0.72         N/A           0.72          3.24         344.2
    (0.80)      11.34        5.06          146.6        0.71         N/A            N/A          1.76         416.0
    (0.24)      11.56        4.44          119.3        0.73         N/A        0.71(f)          2.02         547.1
        --      11.30        9.39           29.2        0.80         N/A        0.80(f)          3.00         474.4
    (0.13)      10.33      (1.81)            0.1       0.80*         N/A          1.30*         3.71*         346.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.04)     $15.51      10.08%       $   39.5       1.22%         N/A          1.22%         0.29%         88.3%
        --      14.13       18.54           46.9        1.19         N/A            N/A          0.34          84.5
        --      11.92       28.73           50.0        1.25       1.25%            N/A          0.08         231.2
    (0.01)       9.26     (21.05)           47.1        1.20        1.20            N/A          0.01          77.6
    (1.88)      11.74      (8.42)           76.8        1.09         N/A            N/A          0.14          79.9
    (0.69)      14.82     (10.55)           97.9        1.03         N/A            N/A          0.17         107.1
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      15.36        9.79            5.3        1.47         N/A           1.47          0.05          88.3
        --      14.01       18.33            4.0        1.45         N/A            N/A          0.12          84.5
        --      11.84       28.28            2.9        1.50        1.50            N/A        (0.20)         231.2
    (0.01)       9.23     (21.19)            2.1        1.47        1.47            N/A        (0.23)          77.6
    (1.88)      11.72       10.61            0.9       1.40*         N/A            N/A       (0.10)*          79.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.04)     $ 5.11     11.35 %       $  129.3       1.10%         N/A          1.19%       (0.69)%        290.7%
        --       4.62      (4.28)           81.8        0.96         N/A            N/A        (0.45)         173.0
        --       4.83       57.84           47.2        1.10       1.04%           1.26        (0.89)         313.0
        --       3.06     (50.49)           13.0        1.10        1.04           1.73        (0.90)         227.2
        --       6.18     (23.33)           16.1       1.10*         N/A          3.97*       (0.90)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.04)       5.05       11.01           86.5        1.35         N/A           1.44        (0.95)         290.7
        --       4.58      (4.31)          100.2        1.21         N/A            N/A        (0.57)         173.0
        --       4.79       57.57           64.8        1.35        1.29           1.52        (1.14)         313.0
        --       3.04     (50.65)           15.2        1.35        1.27           1.96        (1.13)         227.2
        --       6.16     (38.40)            9.6       1.35*         N/A          4.21*       (1.01)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.04)       5.07       11.21           18.6        1.25         N/A           1.34        (0.85)         290.7
        --       4.59      (4.30)           20.3        1.10         N/A            N/A        (0.55)         173.0
        --       4.80       57.88           15.5        1.25        1.22           1.37        (1.07)         313.0
        --       3.05     (50.57)            1.2        1.25        1.12           1.83        (0.97)         227.2
        --       6.17       17.75             --       1.25*         N/A          4.11*       (1.18)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                                      VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                                      BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: OF PERIOD INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
       THIRD AVENUE SMALL CAP VALUE PORTFOLIO         --------- -------------- -------------- ---------- ---------- -------------

         Class A
         12/31/2005                                    $14.38     $ 0.14 (a)     $ 2.13 (a)    $  2.27    $    --      $(0.04)
         12/31/2004                                     11.62       0.16 (a)       2.96 (a)       3.12     (0.08)       (0.28)
         12/31/2003                                      8.29       0.05 (a)       3.39 (a)       3.44     (0.04)       (0.07)
         05/01/2002 to 12/31/2002 (e)                   10.00       0.04 (a)      (1.72)(a)     (1.68)     (0.02)       (0.01)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         12/31/2005                                     14.37       0.10 (a)       2.12 (a)       2.22         --       (0.04)
         12/31/2004                                     11.61       0.06 (a)       3.02 (a)       3.08     (0.04)       (0.28)
         12/31/2003                                      8.28       0.05 (a)       3.38 (a)       3.43     (0.03)       (0.07)
         05/01/2002 to 12/31/2002 (e)                   10.00       0.04 (a)      (1.73)(a)     (1.69)     (0.02)       (0.01)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
       T. ROWE PRICE MID-CAP GROWTH PORTFOLIO         --------- -------------- -------------- ---------- ---------- -------------

         Class A
         12/31/2005                                    $ 7.55     $(0.01)(a)     $ 1.13 (a)    $  1.12    $    --      $(0.18)
         12/31/2004                                      6.39      (0.03)(a)       1.19 (a)       1.16         --           --
         12/31/2003                                      4.66      (0.02)(a)       1.75 (a)       1.73         --           --
         12/31/2002                                      8.37      (0.02)(a)      (3.66)(a)     (3.68)         --       (0.03)
         05/01/2001 to 12/31/2001 (c)                    9.76      (0.02)(a)      (1.37)(a)     (1.39)         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         12/31/2005                                      7.47      (0.03)(a)       1.12 (a)       1.09         --       (0.18)
         12/31/2004                                      6.34      (0.05)(a)       1.18 (a)       1.13         --           --
         12/31/2003                                      4.64      (0.04)(a)       1.74 (a)       1.70         --           --
         12/31/2002                                      8.34      (0.03)(a)      (3.64)(a)     (3.67)         --       (0.03)
         02/12/2001 to 12/31/2001 (b)                   10.00      (0.04)(a)      (1.62)(a)     (1.66)         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class E
         12/31/2005                                      7.50      (0.02)(a)       1.12 (a)       1.10         --       (0.18)
         12/31/2004                                      6.36      (0.04)(a)       1.18 (a)       1.14         --           --
         12/31/2003                                      4.65      (0.03)(a)       1.74 (a)       1.71         --           --
         12/31/2002                                      8.36      (0.02)(a)      (3.66)(a)     (3.68)         --       (0.03)
         10/31/2001 to 12/31/2001 (d)                    7.42      (0.01)(a)       0.95 (a)       0.94         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
       TURNER MID-CAP GROWTH PORTFOLIO                --------- -------------- -------------- ---------- ---------- -------------

         Class A
         12/31/2005                                    $11.23     $(0.04)(a)     $ 1.35 (a)    $  1.31    $    --      $(0.41)
         05/01/2004 to 12/31/2004 (f)                   10.00      (0.03)(a)       1.26 (a)       1.23         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         12/31/2005                                     11.22      (0.07)(a)       1.35 (a)       1.28         --       (0.41)
         05/01/2004 to 12/31/2004 (f)                   10.00      (0.05)(a)       1.27 (a)       1.22         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
       VAN KAMPEN COMSTOCK PORTFOLIO                  --------- -------------- -------------- ---------- ---------- -------------

         Class A
         05/01/2005 to 12/31/2005 (g)                  $10.00     $ 0.14 (a)     $ 0.45 (a)    $  0.59    $(0.11)      $(0.08)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         05/01/2005 to 12/31/2005 (g)                   10.00       0.12 (a)       0.46 (a)       0.58     (0.11)       (0.08)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--05/01/2002.
(f) Commencement of operations--05/01/2004.
(g) Commencement of operations--05/01/2005.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.04)     $16.61        15.82%      $476.8        0.81%         N/A          0.81%         0.94%         19.6%
    (0.36)      14.38         26.81       206.3         0.87         N/A            N/A          1.12          11.3
    (0.11)      11.62         41.52         6.2         0.93         N/A        0.92(h)          0.54          14.6
    (0.03)       8.29    (16.78)(d)         4.2        0.95*         N/A          2.07*         0.75*           8.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.04)      16.55         15.48       442.4         1.05         N/A           1.05          0.64          19.6
    (0.32)      14.37         26.50       435.5         1.07         N/A            N/A          0.46          11.3
    (0.10)      11.61         41.41       307.9         1.18         N/A        1.13(h)          0.49          14.6
    (0.03)       8.28       (16.90)        33.4        1.20*         N/A          1.69*         0.80*           8.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.18)     $ 8.49        14.87%      $258.6        0.80%         N/A          0.81%       (0.08)%         23.0%
        --       7.55         18.15       145.7         0.90         N/A        0.83(h)        (0.41)          51.7
        --       6.39         37.12        34.8         0.91       0.83%        0.92(h)        (0.37)          56.5
    (0.03)       4.66       (44.00)        16.0         0.80        0.73           1.10        (0.34)         157.2
        --       8.37       (14.24)        13.5        0.80*        N/A*          2.35*       (0.35)*          86.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.18)       8.38         14.63       422.6         1.05         N/A           1.06        (0.34)          23.0
        --       7.47         17.82       345.0         1.16         N/A        1.07(h)        (0.69)          51.7
        --       6.34         36.64       307.7         1.18        1.12        1.16(h)        (0.64)          56.5
    (0.03)       4.64       (44.04)        62.6         1.05        0.96           1.41        (0.54)         157.2
        --       8.34       (16.60)        23.4        1.05*        N/A*          2.60*       (0.53)*          86.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.18)       8.42         14.70        25.4         0.95         N/A           0.96        (0.24)          23.0
        --       7.50         17.92        21.5         1.05         N/A        0.97(h)        (0.57)          51.7
        --       6.36         36.77        10.8         1.08       1.01%        1.06(h)        (0.54)          56.5
    (0.03)       4.65       (44.05)         2.1         0.95        0.84           1.34        (0.38)         157.2
        --       8.36         12.67          --        0.95*        N/A*          2.49*       (0.70)*          86.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.41)     $12.13        11.61%      $168.7        0.85%         N/A          0.85%       (0.30)%        156.4%
        --      11.23         12.30        76.5        0.91*         N/A          0.91*       (0.42)*         101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.41)      12.09         11.36        56.9         1.10         N/A           1.10        (0.58)         156.4
        --      11.22         12.20        79.7        1.10*         N/A          1.10*       (0.72)*         101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.19)     $10.40         5.93%      $880.4       0.68%*         N/A         0.68%*        2.02%*         75.7%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.19)      10.39          5.75        58.8        0.93*         N/A          0.93*         1.71*          75.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-nine portfolios, thirteen of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio, Janus Aggressive Growth Portfolio, Harris Oakmark International Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio, Third Avenue Small Cap Value Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio. As of December 31, 2005, the Portfolios included in the Trust are as follows: Met/AIM Small Cap Growth Portfolio, Cyclical Growth ETF Portfolio (commenced operations 10/1/2005), Cyclical Growth and Income ETF Portfolio (commenced operations 10/1/2005), Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lazard Mid Cap Portfolio (formerly Met/AIM Mid Cap Core Equity Portfolio), Legg Mason Value Equity Portfolio (commenced operations 11/1/2005), Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Turner Mid-Cap Growth Portfolio, and Van Kampen Comstock Portfolio (commenced operations 5/1/2005). Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, New England Life Insurance Company, General American Life Insurance Company, Travelers Life and Annuity Company, and Travelers Insurance Company.

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio and Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Small Cap Growth Portfolio, Lazard Mid Cap Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:


                                 Expiring   Expiring    Expiring    Expiring   Expiring   Expiring   Expiring
Portfolio              Total    12/31/2007 12/31/2008  12/31/2009  12/31/2010 12/31/2011 12/31/2012 12/31/2013
---------           ----------- ---------- ----------- ----------- ---------- ---------- ---------- ----------

Janus Aggressive
  Growth Portfolio* $ 4,200,644 $       -- $        -- $ 3,018,263 $1,182,381 $       --    $--        $--

Lord Abbett Bond
  Debenture
  Portfolio**        14,747,966  7,709,423   4,311,256          --  2,727,287         --     --         --

Lord Abbett Growth
  and Income
  Portfolio***       51,459,419         --  13,596,178  28,690,142  9,173,099         --     --         --

Lord Abbett Growth
  Opportunities
  Portfolio****      11,576,401         --       3,616   1,332,584  4,499,968  5,740,233     --         --

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

                                Expiring   Expiring    Expiring    Expiring   Expiring   Expiring   Expiring
Portfolio             Total    12/31/2007 12/31/2008  12/31/2009  12/31/2010 12/31/2011 12/31/2012 12/31/2013
---------          ----------- ---------- ----------- ----------- ---------- ---------- ---------- -----------

MFS Research
  International
  Portfolio*****   $32,093,343    $--     $14,021,535 $11,694,451 $6,377,357    $--        $--     $        --

Oppenheimer
  Capital
  Appreciation
  Portfolio******      967,934     --              --          --    967,934     --         --              --

PIMCO Total Return
  Portfolio         10,972,894     --              --          --         --     --         --      10,972,894

RCM Global
  Technology
  Portfolio          7,390,624     --              --          --         --     --         --       7,390,624

*Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
** Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002 which are subject to an annual limitation of $3,688,483.
*** Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
**** Lord Abbett Growth Opportunities acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
***** MFS Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.
****** Oppenheimer Capital Appreciation acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004 which are subject to a limitation of $547,359.

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lazard Mid Cap Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITIES LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolios do not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Small Cap Growth, Janus Aggressive Growth, Lazard Mid Cap, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, RCM Global Technology and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.


The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - The Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and RCM Global Technology Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Among the strategic transactions into which the Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. REVERSE REPURCHASE AGREEMENTS - All Portfolios except Goldman Sachs Mid-Cap Value, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, and Van Kampen Comstock Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

O. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

P. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

Q. OPTIONS - Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument or hedge other Portfolio investments.

For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

R. MORTGAGE DOLLAR ROLLS - PIMCO Total Return Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $540,588,819 for the PIMCO Total Return Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC (the "Manager") which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Trustees of the Trust and has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Gallatin Asset Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, Lazard Asset Management LLC, Legg Mason Capital Management, Inc., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management, Inc., Neuberger Berman Management, Inc., OppenheimerFunds Inc., Pacific Investment Management Co. LLC (PIMCO), Putnam Investment Management LLC, RCM Capital Management LLC, Third Avenue Management LLC., T. Rowe Price Associates, Inc. and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios. The five MetLife Strategy Portfolios are managed by the Manager.

Effective December 19th, 2005, the Manager terminated AIM Capital Management, Inc. as Adviser to the Met/AIM Mid Cap Core Equity Portfolio. On December 19, 2005, Lazard Asset Management LLC became the adviser to the Lazard Mid Cap Portfolio (formerly known as Met/AIM Mid Cap Core Equity Portfolio).

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                            Management Fees
                                           earned by Manager
                                           For the year ended
Portfolio                                  December 31, 2005  % per annum     Average Daily Assets
---------                                  ------------------ ----------- ----------------------------

Met/AIM Small Cap Growth Portfolio             $4,065,172         0.90%   First $500 million

                                                                  0.85%   Over $500 million

Cyclical Growth ETF Portfolio**                     8,086         0.45%   All

Cyclical Growth and Income ETF Portfolio**          5,000         0.45%   All

Goldman Sachs Mid-Cap Value Portfolio           2,377,124         0.75%   First $200 Million

                                                                  0.70%   Over $200 Million

Harris Oakmark International Portfolio          8,535,923         0.85%   First $100 million

                                                                  0.80%   $100 million to $1 billion

                                                                  0.75%   Over $1 billion

Janus Aggressive Growth Portfolio              $4,470,882         0.75%   First $25 million

                                                                  0.70%   $25 million to $250 million

                                                                  0.65%   $250 million to $1 billion

                                                                  0.55%   Over $1 billion

Lazard Mid Cap Portfolio                        2,171,692         0.70%   First $500 Million

                                                                 0.675%   $500 million to $1 billion

                                                                  0.60%   Over $1 billion

Legg Mason Value Equity Portfolio***                5,322         0.70%   All

Lord Abbett America's Value Portfolio             350,909         0.65%   First $500 Million

                                                                  0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio            7,382,524         0.60%   First $250 Million

                                                                  0.55%   $250 Million to $500 Million

                                                                  0.50%   $500 Million to $1 Billion

                                                                  0.45%   Over $1 Billion

Lord Abbett Growth and Income Portfolio        15,579,274         0.60%   First $800 Million

                                                                  0.55%   $800 Million to $1.5 Billion

                                                                  0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio        424,159         0.70%   First $200 Million

                                                                  0.65%   $200 Million to $500 Million

                                                                 0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio             2,176,402         0.70%   First $200 Million

                                                                  0.65%   $200 Million to $500 Million

                                                                 0.625%   Over $500 Million

MetLife Aggressive Strategy Portfolio             510,587         0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                            Management Fees
                                           earned by Manager
                                           For the year ended
Portfolio                                  December 31, 2005  % per annum     Average Daily Assets
---------                                  ------------------ ----------- ----------------------------

MetLife Balanced Strategy Portfolio            1,366,679          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MetLife Defensive Strategy Portfolio             274,780          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MetLife Growth Strategy Portfolio              1,264,098          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MetLife Moderate Strategy Portfolio             $822,266          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MFS Research International Portfolio           6,477,000          0.80%   First $200 Million

                                                                  0.75%   $200 Million to $500 Million

                                                                  0.70%   $500 Million to $1 Billion

                                                                  0.65%   Over $1 Billion

Neuberger Berman Real Estate Portfolio         2,760,936          0.70%   First $200 Million

                                                                  0.65%   $200 Million to $750 Million

                                                                  0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio     5,967,811          0.65%   First $150 Million

                                                                 0.625%   $150 Million to $300 Million

                                                                  0.60%   $300 Million to $500 Million

                                                                  0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio       4,472,486          0.50%   All

PIMCO Total Return Portfolio                   9,764,321          0.50%   All

Met/Putnam Capital Opportunities Portfolio       393,889          0.85%   First $200 Million

                                                                          Over $200 Million

RCM Global Technology Portfolio                1,874,614          0.90%   First $500 million

                                                                  0.85%   Over $500 million

Third Avenue Small Cap Value Portfolio         5,688,594          0.75%   First $1 billion

                                                                  0.70%   Over $1 billion

T. Rowe Price Mid-Cap Growth Portfolio         4,367,844          0.75%   All

Turner Mid-Cap Growth Portfolio                1,478,543          0.80%   First $300 Million

                                                                  0.70%   Over $300 Million

Van Kampen Comstock Portfolio*                 3,209,721          0.65%   First $500 million

                                                                  0.60%   $500 million to $1 billion

                                                                 0.525%   Over $1 billion

*For the period from 5/1/2005 (Commencement of operations) through 12/31/2005. **For the period from 10/1/2005 (Commencement of operations) through 12/31/2005. ***For the period from 11/1/2005 (Commencement of operations) through 12/31/2005.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2006 (excluding the Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                                Expenses Deferred in
-                                                                    -------------------------------------------
                                             Maximum Expense Ratio     2001     2002     2003    2004     2005
-                                            under current Expense   -------- -------- -------- ------- --------
                                             Limitation Agreement      Subject to repayment until December 31,
-                                          ------------------------  -------------------------------------------
Portfolio                                  Class A  Class B Class E    2006     2007     2008    2009     2010
---------                                  -------  ------- -------  -------- -------- -------- ------- --------

Met/AIM Small Cap Growth Portfolio           1.05%    1.30%   1.20%  $     -- $     -- $     -- $    -- $     --

Cyclical Growth ETF Portfolio                0.80%*   1.05%   0.95%*      N/A      N/A      N/A     N/A   32,115

Goldman Sachs Mid-Cap Value Portfolio        0.95%    1.20%   1.10%*      N/A      N/A      N/A     876       --

Cyclical Growth and Income ETF Portfolio     0.80%*   1.05%   0.95%*      N/A      N/A      N/A     N/A   32,599

Harris Oakmark International Portfolio       1.10%    1.35%   1.25%        --       --       --      --       --

Janus Aggressive Growth Portfolio            0.90%    1.15%   1.05%        --       --       --      --       --

Lazard Mid Cap Portfolio                     0.80%    1.05%   0.95%        --       --       --      --       --

Legg Mason Value Equity Portfolio            0.80%    1.05%   0.95%*      N/A      N/A      N/A     N/A   47,680

Lord Abbett America's Value Portfolio        0.85%*   1.10%   1.00%*       --       --   76,985  98,677   40,862

Lord Abbett Developing Growth Portfolio**      N/A      N/A     N/A    84,349  119,049   54,030      --       --

Lord Abbett Growth Opportunities Portfolio   0.90%    1.15%   1.05%*  175,679  124,154  102,238  29,476   33,406

MetLife Aggressive Strategy Portfolio        0.10%    0.35%   0.25%*       --       --       --  32,989  122,410

MetLife Balanced Strategy Portfolio          0.10%    0.35%   0.25%*       --       --       --  32,988   47,538

MetLife Defensive Strategy Portfolio         0.10%    0.35%   0.25%*       --       --       --  32,988  130,573

MetLife Growth Strategy Portfolio            0.10%    0.35%   0.25%*       --       --       --  32,988   47,117

MetLife Moderate Strategy Portfolio          0.10%    0.35%   0.25%*       --       --       --  32,988   45,545

MFS Research International Portfolio         1.00%    1.25%   1.15%        --       --       --      --       --

Neuberger Berman Real Estate Portfolio       0.90%    1.15%   1.05%       N/A      N/A      N/A      --       --

Oppenheimer Capital Appreciation Portfolio   0.75%    1.00%   0.90%        --       --       --      --       --

PIMCO Inflation Protected Bond Portfolio     0.65%    0.90%   0.80%*       --       --       --      --       --

RCM Global Technology Portfolio              1.10%    1.35%   1.25%        --   31,885   75,381      --      793

Third Avenue Small Cap Value Portfolio       0.95%    1.20%   1.10%*       --       --       --      --       --

T. Rowe Price Mid-Cap Growth Portfolio       0.90%    1.15%   1.05%        --       --       --      --       --

Turner Mid-Cap Growth Portfolio              0.95%    1.20%   1.10%*      N/A      N/A      N/A     N/A      N/A

Van Kampen Comstock Portfolio                0.80%    1.05%   0.95%*      N/A      N/A      N/A     N/A       --

*Class not offered December 31, 2005.
**Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Lord Abbett Growth Opportunities Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2005:


              Met/AIM Small Cap Growth Portfolio         $186,470

              Janus Aggressive Growth Portfolio            55,811

              MFS Research International Portfolio        465,232

              Oppenheimer Capital Appreciation Portfolio  527,389

              PIMCO Total Return Portfolio                232,938

              RCM Global Technology Portfolio             295,597

              T. Rowe Price Mid-Cap Growth Portfolio        2,646

Certain Portfolios' (detailed below) maximum expense ratios changed as follows:

                                                  Maximum Expense Ratio
                                                   under prior Expense
                                                  Limitation Agreement
        -                                        ----------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Harris Oakmark International Portfolio *  1.20%   1.45%   1.35%

        Lazard Mid Cap Portfolio **               0.90%   1.15%   1.05%

        Lord Abbett Bond Debenture Portfolio *    0.75%   1.00%   0.90%

        MFS Research International Portfolio *    1.10%   1.35%   1.25%

* Effective May 1, 2005.
** Effective December 19, 2005.

Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. (MSF) in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvise three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver.

The waiver schedule for the period February 17, 2005 through December 31, 2005 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,5000,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the period ended December 31, 2005 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2005 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.    $  7,338

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.   277,709

    Third Avenue Small Cap Value Portfolio M. J. Whitman LLC       128,762

At or during the year ended December 31, 2005 the Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio held the following securities of affiliated issuers, respectively:

                                                                                                            Income earned
                                                           Shares                                           from affiliate
                                                          purchased        Shares sold                        during the
                                   Number of shares      during the        during the         Number of       year ended
                                 held at December 31,    year ended        year ended      shares held at    December 31,
Security Description                     2004         December 31, 2005 December 31, 2005 December 31, 2005      2005
--------------------             -------------------- ----------------- ----------------- ----------------- --------------

Metropolitan Series Fund, Inc.:
  BlackRock Money Market
  Portfolio                                   --             787,839            20,939          766,900        $  4,598

Metropolitan Series Fund, Inc.:
  BlackRock Money Market
  Portfolio                                   --             303,488            29,228          274,260           1,586

T. Rowe Price Government Reserve
  Investment Fund                     22,748,964         116,281,336       110,633,713       28,396,587         900,517

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                               SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                               IN CONNECTION    THROUGH                    (DECREASE)
                                         BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                         SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
MET/AIM SMALL CAP GROWTH PORTFOLIO       ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                              7,206,041  9,318,126        --           318,628     (1,079,769)   8,556,985
  12/31/2004                                517,669  6,898,904        --                --       (210,532)   6,688,372
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                             24,313,464  5,041,116        --           451,604     (7,821,656) (2,328,936)
  12/31/2004                             17,244,856 20,169,512        --                --    (13,100,904)   7,068,608
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------

  Class E
  12/31/2005                                969,101    191,273        --            20,190       (193,489)      17,974
  12/31/2004                                719,424    493,797        --                --       (244,120)     249,677
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------
CYCLICAL GROWTH ETF PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  10/1/2005-12/31/2005                           --    711,040        --             3,849           (628)     714,261
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------
  10/1/2005-12/31/2005                           --  1,136,622        --             6,974         (3,607)   1,139,989
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------


                                         ENDING
                                         SHARES
MET/AIM SMALL CAP GROWTH PORTFOLIO       ----------

  Class A
  12/31/2005                             15,763,026
  12/31/2004                              7,206,041
-----------------------                  ----------

  Class B
  12/31/2005                             21,984,528
  12/31/2004                             24,313,464
-----------------------                  ----------

  Class E
  12/31/2005                                987,075
  12/31/2004                                969,101
-----------------------                  ----------
CYCLICAL GROWTH ETF PORTFOLIO            ----------

  Class B
  10/1/2005-12/31/2005                      714,261
-----------------------                  ----------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ----------
  10/1/2005-12/31/2005                    1,139,989
-----------------------                  ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           10,554,698 12,309,450        --          1,551,706    (1,691,024)   12,170,132 22,724,830
  5/1/2004-12/31/2004                          -- 10,477,933        --            131,272       (54,507)   10,554,698 10,554,698
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                            8,699,886  4,393,362        --            727,284    (2,894,771)    2,225,875 10,925,761
  5/1/2004-12/31/2004                          -- 14,620,067        --             99,510    (6,019,691)    8,699,886  8,699,886
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           19,247,995 22,180,382        --            504,258    (2,218,502)   20,466,138 39,714,133
  12/31/2004                              702,614 18,925,313        --              4,691      (384,623)   18,545,381 19,247,995
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           33,908,093  8,945,792        --            402,560    (8,841,447)      506,905 34,414,998
  12/31/2004                           24,326,339 29,229,329        --                 --   (19,647,575)    9,581,754 33,908,093
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            5,280,761  3,290,342        --             99,827      (594,154)    2,796,015  8,076,776
  12/31/2004                            1,994,880  3,695,709        --                555      (410,383)    3,285,881  5,280,761
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           32,777,040 29,532,870        --             59,322    (4,843,436)   24,748,756 57,525,796
  12/31/2004                            2,830,143 31,455,247        --                 --    (1,508,350)   29,946,897 32,777,040
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           44,776,722  1,654,374        --             33,793   (14,170,992) (12,482,825) 32,293,897
  12/31/2004                           36,151,783 36,455,040        --                 --   (27,830,101)    8,624,939 44,776,722
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                              726,039    262,941        --                771      (250,237)       13,475    739,514
  12/31/2004                              582,085    321,840        --                 --      (177,886)      143,954    726,039
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LAZARD MID CAP PORTFOLIO               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                            4,158,223  4,663,341        --            704,697    (3,004,376)    2,363,662  6,521,885
  12/31/2004                              362,141  3,992,888        --                 --      (196,806)    3,796,082  4,158,223
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           15,011,334  1,247,845        --          1,580,165    (3,075,053)    (247,043) 14,764,291
  12/31/2004                           17,228,218  8,039,390        --                 --   (10,256,274)  (2,216,884) 15,011,334
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            2,166,035    348,115        --            258,881      (374,377)      232,619  2,398,654
  12/31/2004                            1,605,958    897,130        --                 --      (337,053)      560,077  2,166,035
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LEGG MASON VALUE EQUITY PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  11/1/2005-12/31/2005                         --    299,000        --                 --             --      299,000    299,000
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  11/1/2005-12/31/2005                         --    458,482        --                 --        (1,080)      457,402    457,402
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                            2,620,775  2,550,025        --              9,116       (49,159)    2,509,982  5,130,757
  12/31/2004                              760,468  2,077,534        --             66,300      (283,527)    1,860,307  2,620,775
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                              SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                              IN CONNECTION    THROUGH                    (DECREASE)
                                      BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                      SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
LORD ABBETT BOND DEBENTURE PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                           41,181,242  33,692,711        --          3,127,394    (8,244,039)  28,576,066
  12/31/2004                           19,483,208  23,884,643        --          1,305,868    (3,492,477)  21,698,034
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           61,868,653   9,905,225        --          2,439,702   (16,430,933) (4,086,006)
  12/31/2004                           63,346,723  30,550,825        --          1,977,653   (34,006,548) (1,478,070)
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class E
  12/31/2005                            2,796,287     289,293        --            126,580      (334,656)      81,217
  12/31/2004                            1,902,823   1,047,602        --             90,207      (244,345)     893,464
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                           68,058,169  21,981,952        --          2,172,945   (20,233,843)   3,921,054
  12/31/2004                           47,841,392  27,835,340        --            303,598    (7,922,161)  20,216,777
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           47,020,506   1,537,759        --          1,133,970    (8,472,225) (5,800,496)
  12/31/2004                           44,508,255  21,296,132        --            160,004   (18,943,885)   2,512,251
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                            2,545,370      24,815        --            142,298      (603,346)   (436,233)
  12/31/2004                            2,991,030     195,015        --                 --      (640,675)   (445,660)
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                            3,491,140     494,797        --            276,307      (192,453)     578,651
  12/31/2004                            3,011,260     646,479        --                 --      (166,599)     479,880
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT MID-CAP VALUE PORTFOLIO   ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                            5,780,050      80,342        --            207,856    (1,025,167)   (736,969)
  12/31/2004                            5,097,742   1,352,525        --            150,591      (820,808)     682,308
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                            8,340,102   1,630,859        --            410,617      (103,873)   1,937,603
  12/31/2004                            5,648,894   2,524,233        --            210,422       (43,447)   2,691,208
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/02/2005-12/31/05                          --       6,842        --                 82           (98)       6,826
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           28,480,086  29,366,390        --            573,421    (1,758,405)  28,181,406
  11/04/2004-12/31/2004                        --  28,465,808        --             63,655       (49,377)  28,480,086
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE BALANCED STRATEGY PORTFOLIO   ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/02/2005-12/31/05                          --      15,333        --                171          (787)      14,717
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                          151,485,878 173,298,079        --          3,632,222    (5,134,161) 171,796,140
  11/04/2004-12/31/2004                        -- 150,101,547        --          1,506,709      (122,378) 151,485,878
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/02/2005-12/31/05                          --       1,018        --                 13             --       1,031
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           13,044,161  26,564,853        --            352,025    (5,345,410)  21,571,468
  11/04/2004-12/31/2004                        --  12,821,112        --            225,366        (2,317)  13,044,161
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------


                                      ENDING
                                      SHARES
LORD ABBETT BOND DEBENTURE PORTFOLIO  -----------

  Class A
  12/31/2005                           69,757,308
  12/31/2004                           41,181,242
---------------------                 -----------

  Class B
  12/31/2005                           57,782,647
  12/31/2004                           61,868,653
---------------------                 -----------

  Class E
  12/31/2005                            2,877,504
  12/31/2004                            2,796,287
---------------------                 -----------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            -----------

  Class A
  12/31/2005                           71,979,223
  12/31/2004                           68,058,169
---------------------                 -----------

  Class B
  12/31/2005                           41,220,010
  12/31/2004                           47,020,506
---------------------                 -----------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            -----------

  Class A
  12/31/2005                            2,109,137
  12/31/2004                            2,545,370
---------------------                 -----------

  Class B
  12/31/2005                            4,069,791
  12/31/2004                            3,491,140
---------------------                 -----------
LORD ABBETT MID-CAP VALUE PORTFOLIO   -----------

  Class A
  12/31/2005                            5,043,081
  12/31/2004                            5,780,050
---------------------                 -----------

  Class B
  12/31/2005                           10,277,705
  12/31/2004                            8,340,102
---------------------                 -----------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO -----------

  Class A
  05/02/2005-12/31/05                       6,826
---------------------                 -----------

  Class B
  12/31/2005                           56,661,492
  11/04/2004-12/31/2004                28,480,086
---------------------                 -----------
METLIFE BALANCED STRATEGY PORTFOLIO   -----------

  Class A
  05/02/2005-12/31/05                      14,717
---------------------                 -----------

  Class B
  12/31/2005                          323,282,018
  11/04/2004-12/31/2004               151,485,878
---------------------                 -----------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  -----------

  Class A
  05/02/2005-12/31/05                       1,031
---------------------                 -----------

  Class B
  12/31/2005                           34,615,629
  11/04/2004-12/31/2004                13,044,161
---------------------                 -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                     BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                     SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
METLIFE GROWTH STRATEGY PORTFOLIO    ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  05/02/2005-12/31/05                         --     105,569            --          1,332        (1,005)      105,896     105,896
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                         130,653,075 150,523,698            --      3,010,749    (2,830,699)  150,703,748 281,356,823
  11/04/2004-12/31/2004                       -- 129,839,642            --        819,165        (5,732)  130,653,075 130,653,075
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE MODERATE STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                                  --      27,753            --            387          (314)       27,826      27,826
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          49,482,297  67,142,226            --      1,317,528    (7,242,391)   61,217,363 110,699,660
  11/04/2004-12/31/2004                       --  48,823,787            --        665,692        (7,182)   49,482,297  49,482,297
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
MFS RESEARCH INTERNATIONAL PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                          25,930,201  24,599,796            --      2,398,974    (4,917,233)   22,081,537  48,011,738
  12/31/2004                           6,859,905  20,475,790            --         52,999    (1,458,493)   19,070,296  25,930,201
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          33,915,867   7,107,344            --      1,659,065    (8,400,828)      365,581  34,281,448
  12/31/2004                          18,995,260  29,379,626            --         73,339   (14,532,358)   14,920,607  33,915,867
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class E
  12/31/2005                             962,210     401,752            --         54,446      (295,368)      160,830   1,123,040
  12/31/2004                             702,510     804,394            --          2,025      (546,719)      259,700     962,210
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
NEUBERGER BERMAN REAL ESTATE
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                           6,180,529  10,149,014            --         16,938    (1,916,460)    8,249,492  14,430,021
  05/01/2004-12/31/2004                       --   6,202,972            --        229,704      (252,147)    6,180,529   6,180,529
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          13,408,224  13,985,956            --         26,406    (5,000,959)    9,011,403  22,419,627
  05/01/2004-12/31/2004                       --  19,251,263            --        507,914    (6,350,953)   13,408,224  13,408,224
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class E
  12/31/2005                           1,677,013   2,334,247            --          4,307      (381,130)    1,957,424   3,634,437
  05/01/2004-12/31/2004                       --   1,661,039            --         65,201       (49,227)    1,677,013   1,677,013
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                          35,659,977  42,967,970            --        759,477    (2,942,859)   40,784,588  76,444,565
  12/31/2004                              28,096  33,645,202     2,272,486        119,955      (405,762)   35,631,881  35,659,977
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          76,391,037   2,697,349            --        547,065   (21,429,063) (18,184,649)  58,206,388
  12/31/2004                          66,468,580  40,170,162    11,866,269      5,705,981   (47,819,955)    9,922,457  76,391,037
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class E
  05/02/2005-12/31/2005                       --     114,497            --            979       (16,764)       98,712      98,712
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
PIMCO INFLATION PROTECTED BOND
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                          31,146,895  39,363,474            --         87,500   (16,270,554)   23,180,420  54,327,315
  12/31/2004                             111,760  29,513,272            --      1,635,260      (113,397)   31,035,135  31,146,895
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          47,232,343   3,834,637            --         58,103   (15,290,536) (11,397,796)  35,834,547
  12/31/2004                          35,579,307  35,672,691            --      2,529,164   (26,548,819)   11,653,036  47,232,343
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
PIMCO TOTAL RETURN PORTFOLIO           ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           50,716,821 37,640,166           --         540,336   (10,247,604)  27,932,898  78,649,719
  12/31/2004                           16,754,205 26,229,737    8,766,781       1,303,224    (2,337,126)  33,962,616  50,716,821
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           90,890,100 16,348,438           --         619,105   (11,522,030)   5,445,513  96,335,613
  12/31/2004                           77,453,916 28,722,299    6,618,814       6,382,604   (28,287,533)  13,436,184  90,890,100
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                           12,928,080  1,078,342           --          81,565    (1,378,339)   (218,432)  12,709,648
  12/31/2004                           10,321,229  3,422,332           --         889,231    (1,704,712)   2,606,851  12,928,080
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
MET/PUTNAM CAPITAL OPPORTUNITIES
 PORTFOLIO                             ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                            3,318,870     12,856           --           7,325      (790,424)   (770,243)   2,548,627
  12/31/2004                            4,199,765     31,588           --              --      (912,483)   (880,895)   3,318,870
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                              287,234     78,311           --             468       (21,461)      57,318     344,552
  12/31/2004                              251,419     67,860           --              --       (32,045)      35,815     287,234
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
RCM GLOBAL TECHNOLOGY PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           17,702,019 12,116,816           --         169,242    (4,692,740)   7,593,318  25,295,337
  12/31/2004                            9,777,927 13,372,160           --          13,041    (5,461,109)   7,924,092  17,702,019
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           21,893,383  2,740,791           --         116,427    (7,638,578) (4,781,360)  17,112,023
  12/31/2004                           13,511,798 18,445,567           --          16,957   (10,080,939)   8,381,585  21,893,383
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            4,427,013    685,211           --          24,762    (1,469,074)   (759,101)   3,667,912
  12/31/2004                            3,233,733  2,169,075           --           3,362      (979,157)   1,193,280   4,427,013
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           14,349,821 16,820,978           --          76,237    (2,536,831)  14,360,384  28,710,205
  12/31/2004                              530,380 13,973,464           --         329,460      (483,483)  13,819,441  14,349,821
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           30,307,113  3,324,466           --          70,874    (6,976,975) (3,581,635)  26,725,478
  12/31/2004                           26,528,195 17,295,098           --         667,401   (14,183,581)   3,778,918  30,307,113
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           19,294,635 13,534,776           --         639,577    (3,011,225)  11,163,128  30,457,763
  12/31/2004                            5,451,817 15,971,697           --              --    (2,128,879)  13,842,818  19,294,635
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           46,163,851  8,706,109           --       1,073,973    (5,506,781)   4,273,301  50,437,152
  12/31/2004                           48,525,129 25,248,670           --              --   (27,609,948) (2,361,278)  46,163,851
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            2,861,385    571,278           --          63,741      (481,626)     153,393   3,014,778
  12/31/2004                            1,701,812  1,455,676           --              --      (296,103)   1,159,573   2,861,385
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
TURNER MID-CAP GROWTH PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                            6,810,572  7,787,424           --         446,670    (1,139,592)   7,094,502  13,905,074
  05/01/2004-12/31/2004                        --  6,810,578           --              --            (6)   6,810,572   6,810,572
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                            7,104,659    480,960           --         152,161    (3,033,019) (2,399,898)   4,704,761
  05/01/2004-12/31/2004                        -- 13,360,733           --              --    (6,256,074)   7,104,659   7,104,659
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                   SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                   IN CONNECTION    THROUGH                   (DECREASE)
                              BEGINNING SHARES     WITH ACQUISITION DIVIDEND      SHARES      IN SHARES    ENDING
                              SHARES    SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
VAN KAMPEN COMSTOCK PORTFOLIO --------- ---------- ---------------- ------------- ----------- ------------ ----------

  Class A
  05/02/2005-12/31/2005          --     84,287,490        --          1,539,477   (1,170,781)  84,656,186  84,656,186
--------------------------    --------- ---------- ---------------- ------------- ----------- ------------ ----------

  Class B
  05/02/2005-12/31/2005          --      5,622,869        --             97,374      (64,707)   5,655,536   5,655,536
--------------------------    --------- ---------- ---------------- ------------- ----------- ------------ ----------

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2005 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Small Cap Growth Portfolio         $            --   330,513,141  $            --   336,569,684

Cyclical Growth ETF Portfolio                           --    11,013,731               --       479,400

Cyclical Growth and Income ETF Portfolio                --     7,028,630               --       173,637

Goldman Sachs Mid-Cap Value Portfolio                   --   315,354,249               --   161,177,833

Harris Oakmark International Portfolio                  --   472,688,213               --   115,204,594

Janus Aggressive Growth Portfolio                       --   856,262,862               --   770,137,626

Lazard Mid Cap Portfolio                                --   507,223,111               --   498,124,821

Legg Mason Value Equity Portfolio                       --     8,092,466               --       522,569

Lord Abbett America's Value Portfolio            9,368,153    42,675,430        4,430,177     7,895,147

Lord Abbett Bond Debenture Portfolio           351,540,508   595,940,832      151,372,875   412,774,950

Lord Abbett Growth and Income Portfolio                 -- 1,614,020,381               -- 1,347,244,185

Lord Abbett Growth Opportunities Portfolio              --    60,516,938               --    63,442,024

Lord Abbett Mid-Cap Value Portfolio                     --    96,027,834               --    81,378,814

MetLife Aggressive Strategy Portfolio                   --   400,968,223               --    95,207,800

MetLife Balanced Strategy Portfolio                     -- 2,274,561,152               --   471,882,990

MetLife Defensive Strategy Portfolio                    --   315,065,494               --    98,289,710

MetLife Growth Strategy Portfolio                       -- 1,931,614,922               --   362,674,139

MetLife Moderate Strategy Portfolio                     --   837,017,860               --   210,828,049

MFS Research International Portfolio                    --   941,426,878               --   723,750,916

Neuberger Berman Real Estate Portfolio                  --   654,492,447               --   457,269,302

Oppenheimer Capital Appreciation Portfolio              --   863,666,979               --   710,793,433

PIMCO Inflation Protected Bond Portfolio    13,936,237,040   200,530,972   13,718,271,842    42,983,622

PIMCO Total Return Portfolio                 7,788,276,704   911,269,437    6,875,967,203   207,803,211

Met/Putnam Capital Opportunities Portfolio              --    40,869,474               --    49,711,289

RCM Global Technology Portfolio                         --   562,702,932               --   561,593,809

Third Avenue Small Cap Value Portfolio                  --   258,920,324               --   116,781,499

T. Rowe Price Mid-Cap Growth Portfolio                  --   128,527,430               --   151,291,084

Turner Mid-Cap Growth Portfolio                         --   319,935,702               --   281,033,575

Van Kampen Comstock Portfolio                           --   810,954,630               --   541,041,970

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross         Gross      Net Unrealized
                                             Income Tax    Unrealized    Unrealized   Appreciation/
Portfolio                                       Cost      Appreciation (Depreciation) (Depreciation)
---------                                  -------------- ------------ -------------- --------------

Met/AIM Small Cap Growth Portfolio         $  595,064,110 $ 80,354,303 $ (16,388,450)  $ 63,965,853

Cyclical Growth ETF Portfolio                  11,307,368      177,406       (23,090)       154,316

Cyclical Growth and Income ETF Portfolio        7,131,916       52,880       (30,791)        22,089

Goldman Sachs Mid-Cap Value                   384,966,044   42,633,120    (5,277,132)    37,355,988

Harris Oakmark International Portfolio      1,267,241,932  235,982,851    (7,642,064)   228,340,787

Janus Aggressive Growth Portfolio             750,484,814  131,210,396   (10,015,749)   121,194,647

Lazard Mid Cap Portfolio                      319,713,881    8,438,811    (2,994,928)     5,443,883

Legg Mason Value Equity Portfolio               8,563,845      208,256       (53,280)       154,976

Lord Abbett America's Value Portfolio          69,030,919   54,102,540   (50,730,674)     3,371,866

Lord Abbett Bond Debenture Portfolio        1,908,294,441   38,894,402   (47,716,748)    (8,822,346)

Lord Abbett Growth and Income Portfolio     3,060,180,088  386,429,212   (78,163,649)   308,265,563

Lord Abbett Growth Opportunities Portfolio     67,897,375    8,552,203    (1,043,237)     7,508,966

Lord Abbett Mid-Cap Value Portfolio           342,192,326   72,584,004    (9,785,703)    62,798,301

MetLife Aggressive Strategy Portfolio         606,428,989   55,575,320            --     55,575,320

MetLife Balanced Strategy Portfolio         3,358,527,770  184,927,640   (12,576,515)   172,351,125

MetLife Defensive Strategy Portfolio          348,499,691    8,906,881    (1,225,236)     7,681,645

MetLife Growth Strategy Portfolio           2,992,969,198  221,012,528    (5,711,115)   215,301,413

MetLife Moderate Strategy Portfolio         1,129,795,077   45,501,251    (4,575,914)    40,925,337

MFS Research International Portfolio        1,119,584,588  136,905,870    (7,183,154)   129,722,716

Neuberger Berman Real Estate Portfolio        521,121,850   59,796,134    (1,637,754)    58,158,380

Oppenheimer Capital Appreciation Portfolio  1,115,025,378  212,386,434  (107,507,111)   104,879,323

PIMCO Inflation Protected Bond Portfolio    1,987,024,341    5,247,272   (36,566,018)   (31,318,746)

PIMCO Total Return Portfolio                2,861,447,083   15,186,581   (22,870,999)    (7,684,418)

Met/Putnam Capital Opportunities Portfolio     51,199,021    7,264,795    (2,230,874)     5,033,921

RCM Global Technology Portfolio               240,952,817   35,380,698    (2,599,071)    32,781,627

Third Avenue Small Cap Value Portfolio        915,900,220  211,191,241   (14,718,517)   196,472,724

T. Rowe Price Mid-Cap Growth Portfolio        695,111,030  162,066,809   (12,957,475)   149,109,334

Turner Mid-Cap Growth Portfolio               191,522,049   33,457,988            --     33,457,988

Van Kampen Comstock Portfolio                 940,032,075   34,921,417   (19,850,951)    15,070,466

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


6. SECURITY LENDING

As of December 31, 2005, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
      -                                          ------------ ------------

      Met/AIM Small Cap Growth Portfolio         $129,382,625 $132,651,947

      Harris Oakmark International Portfolio      143,776,270  151,154,676

      Janus Aggressive Growth Portfolio            84,691,145   86,643,020

      Lord Abbett Bond Debenture Portfolio        324,018,242  330,838,930

      Lord Abbett Growth and Income Portfolio     241,916,918  247,970,090

      Lord Abbett Growth Opportunities Portfolio   10,088,779   10,329,737

      Lord Abbett Mid-Cap Value Portfolio          60,182,317   61,749,302

      MFS Research International Portfolio        161,758,227  169,544,072

      Oppenheimer Capital Appreciation Portfolio   50,784,104   51,990,284

      Met/Putnam Capital Opportunities Portfolio   11,266,964   11,563,449

      RCM Global Technology Portfolio              34,781,247   35,626,920

      Third Avenue Small Cap Value Portfolio      194,819,003  199,839,557

      T. Rowe Price Mid-Cap Growth Portfolio      126,273,271  129,244,931

7. FUTURES CONTRACTS

The futures contracts outstanding as of December 31, 2005 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                               Number of
                                                           Description                      Expiration Date    Contracts
                                          ---------------------------------------------- --------------------- ---------
PIMCO Inflation Protected Bond Portfolio: U.S. Treasury Notes 5 Year Futures             March 2006 - Long         235
                                          Euro Dollar Futures                            June 2006 - Long           43
                                          U.S. Treasury Notes 10 Year Futures            March 2006 - Short      (122)
                                          U.S. Treasury Bond Futures                     March 2006 - Short       (10)
                                          Germany Federal Republic Bond 10 Futures       March 2006 - Short       (73)
PIMCO Total Return Portfolio:             U.S. Treasury Note 10 Year Futures             March 2006 - Long           3
                                          U.S. Treasury Bond Futures                     March 2006 - Long         280
                                          Germany Federal Republic Bonds 10 Year Futures March 2006 - Long         808
                                          Euro Dollar Futures                            March 2006 - Long         798
                                          Euro Dollar Futures                            June 2006 - Long        1,590
                                          Euro Dollar Futures                            December 2006 - Long       74
                                          Euro Dollar Futures                            March 2007 - Long         784
                                          Euro Dollar Futures                            June 2007 - Long           74
                                          Euro Dollar Futures                            September 2007 - Long      74

                                                           Unrealized
                                                         Appreciation/
                                          Notional Value (Depreciation)
                                          -------------- --------------
PIMCO Inflation Protected Bond Portfolio: $  24,990,781    $   50,781
                                             10,229,163        11,825
                                           (13,347,563)      (89,719)
                                            (1,141,875)      (17,500)
                                           (10,532,653)      (51,003)
PIMCO Total Return Portfolio:                   328,219         2,508
                                             31,972,500       494,781
                                             98,446,720       859,469
                                            189,973,875     (418,950)
                                            378,241,125      (82,688)
                                             17,612,925        19,425
                                            186,690,000        16,200
                                             17,624,025        25,900
                                             17,624,025        29,600

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2005, were as follows:

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
   Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
   --------------- ------------------- ----------------- ----------- --------------

      1/18/2006    9,000,000    CHF       $6,856,932     $7,106,591     (249,659)
                                                                       ---------

                                                                       $(249,659)
                                                                       =========

Forward Foreign Currency Contracts to Sell:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
   Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
   --------------- ------------------- ----------------- ----------- --------------

      1/18/2006    9,000,000    CHF       $6,856,932     $7,558,579      701,647
                                                                        --------

                                                                        $701,647
                                                                        ========

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                         Value at      In Exchange Appreciation/
 Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
 --------------- ------------------- ----------------- ----------- --------------

    1/10/2006    1,000,469,000  JPY     $8,497,720     $8,494,337     $ 3,383

    3/27/2006          298,000  PLN         91,659         92,203     $  (544)

    3/22/2006        2,538,000  RUB         88,077         89,587     $(1,510)

    3/27/2006        2,936,000  SKK         92,219         93,014     $  (795)
                                                                      -------

                                                                      $   534
                                                                      =======

Forward Foreign Currency Contracts to Sell:

                                                                    Net Unrealized
                                          Value at      In Exchange Appreciation/
  Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
  --------------- ------------------- ----------------- ----------- --------------

     1/12/2006       731,000    CAD      $   627,182       614,714      (12,468)

     1/18/2006    11,808,000    EUR       13,996,859    13,858,719     (138,140)

     1/18/2006       200,000    EUR          237,074       237,022          (52)

     1/18/2006       388,000    EUR          459,924       459,823         (101)
                                                                      ---------

                                                                      $(150,761)
                                                                      =========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                         Value at      In Exchange Appreciation/
 Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
 --------------- ------------------- ----------------- ----------- --------------

   02/02/2006       52,533,000  CLP        102,156         93,309        8,847

   02/16/2006      253,215,000  CLP        492,241        465,940       26,301

   02/16/2006      232,106,000  CLP        451,206        431,946       19,260

   01/18/2006        9,953,000  EUR     11,797,996     11,797,799          197

   01/12/2006          278,000  GBP        477,758        477,218          540

   03/20/2006       25,915,000  INR        573,364        587,109      (13,745)

   01/10/2006    2,474,514,000  JPY     21,017,869     21,009,504        8,365

   01/10/2006      168,980,000  JPY      1,435,271      1,417,528       17,743

   01/10/2006       27,758,000  JPY        235,769        237,200       (1,431)

   01/26/2006    1,557,500,000  KRW      1,540,176      1,526,213       13,963

   02/24/2006      316,800,000  KRW        313,397        310,527        2,870

   03/21/2006      452,000,000  KRW        447,275        441,406        5,869

   02/28/2006        8,033,000  MXN        750,762        720,319       30,443

   03/23/2006        4,298,000  MXN        400,843        387,311       13,532

   02/22/2006        2,144,000  PEN        625,806        660,200      (34,394)

   03/13/2006        1,331,000  PEN        388,584        405,052      (16,468)

   02/24/2006        1,102,000  PLN        338,903        334,041        4,862

   03/27/2006        1,127,000  PLN        346,643        348,700       (2,057)

   01/31/2006       20,523,000  RUB        713,189        712,110        1,079

   02/13/2006        7,755,000  RUB        269,383        271,581       (2,198)

   03/22/2006       11,710,000  RUB        406,377        413,342       (6,965)

   01/26/2006        1,216,000  SGD        731,774        740,877       (9,103)

   02/24/2006          462,000  SGD        278,307        279,407       (1,100)

   03/20/2006          654,000  SGD        394,315        392,675        1,640

   03/02/2006       20,351,000  SKK        638,611        644,222       (5,611)

   03/27/2006       12,765,000  SKK        400,944        404,403       (3,459)

   02/24/2006        9,010,000  TWD        275,809        283,244       (7,435)

   03/21/2006       12,757,000  TWD        391,375        390,123        1,252
                                                                      --------

                                                                      $ 52,797
                                                                      ========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:

                                                                      Net Unrealized
                                         Value at       In Exchange   Appreciation/
Settlement Date Contracts to Deliver December 31, 2005  for U.S. $    (Depreciation)
--------------- -------------------- ----------------- -------------- --------------

   1/18/2006    108,459,000.00  EUR   128,564,136.00   127,295,291.00   (1,268,845)

   1/18/2006     12,248,000.00  EUR    14,518,422.00    14,537,359.00       18,937

   1/18/2006      8,984,000.00  EUR    10,649,371.00    10,627,578.00      (21,793)

   2/28/2006     39,620,000.00  EUR    47,074,222.92    46,868,083.00     (206,140)
                                                                       -----------

                                                                       $(1,477,841)
                                                                       ===========

               CAD - Canadian Dollar     MXP - Mexican Peso
               CHF - Swiss Franc         PEN - Peruvian Nuevo Sol
               CLP - Chilean Peso        PLN - Polish Zloty
               CNY - China Yuan Renminbi RUB - Russian Ruble
               EUR - Euro                SGD - Singapore Dollar
               GBP - British Pound       SKK - Slovakian Koruna
               INR - Indian Rupee        TWD - Taiwan Dollar
               JPY - Japanese Yen
               KRW - South Korean Won

9. OPTIONS

During the year ended December 31, 2005 the following option contracts were written:

                                           Lazard               PIMCO                   PIMCO                     RCM
                                          Mid Cap        Inflation Protected         Total Return          Global Technology
                                         Portfolio          Bond Portfolio            Portfolio                Portfolio
                                    -------------------  -------------------  -------------------------  --------------------
                                    Number of            Number of              Number of                Number of
                                    Contracts  Premium   Contracts  Premium     Contracts     Premium    Contracts   Premium
                                    --------- ---------  --------- ---------  ------------  -----------  --------- ----------
Options outstanding at December 31,
  2004.............................        0  $      --      250   $ 110,391   271,600,508  $ 4,561,605        0   $       --
Options written....................    3,390    258,299    2,488     586,253   272,405,234    3,721,003    6,611    2,144,542
Options bought back................   (3,390)  (258,299)    (646)   (140,968)  (74,002,133)    (945,014)  (1,032)    (944,025)
Options closed and expired.........       --         --   (1,958)   (511,096) (271,603,379)  (5,470,513)    (536)     (46,681)
Options exercised..................       --         --       --          --            --           --     (151)     (45,910)
                                     -------  ---------   ------   ---------  ------------  -----------   ------   ----------
Options outstanding at December 31,
  2005.............................  $    --  $      --      134   $  44,580   198,400,230  $ 1,867,081    4,892   $1,107,926
                                     =======  =========   ======   =========  ============  ===========   ======   ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS

Open swap agreements at December 31, 2005, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ------------------------------------------------------------------ --------

 1,000,000  USD 6/20/2006  Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to           $(12,319)
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 1,000,000  USD 6/20/2006  Agreement with Morgan Stanley Capital Services, Inc., dated          (7,523)
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           3.83% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 1,000,000  USD 6/20/2006  Agreement with Goldman Sachs International dated 5/31/2005 to        (7,663)
                           receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 1,500,000  USD 6/20/2006  Agreement with Goldman Sachs International dated 6/29/2005 to       (95,885)
                           receive quarterly the notional amount multiplied by 3.10% and to pay par in the event of default of General Motors Corp. 7.125%
                           due 7/15/2013.

 4,500,000  USD 6/21/2006  Agreement with Lehman Brothers dated 12/9/2005 to receive           (14,075)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

40,000,000  USD 6/21/2006  Agreement with Morgan Stanley Capital Services, Inc. dated           95,205
                           12/12/2005 to pay quarterly the notional amount multiplied by the
                           3 month USD-LIBOR-BBR and to receive annually the notional amount multiplied by 5.00%.

   400,000  USD 9/20/2006  Agreement with Morgan Stanley Capital Services, Inc., dated         (10,291)
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.80% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

   100,000  USD 9/20/2006  Agreement with Morgan Stanley Capital Services, Inc., dated          (2,643)
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.70% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 2,700,000  USD 9/20/2007  Agreement with Morgan Stanley Capital Services, Inc., dated        (120,489)
                           8/16/2005 to receive quarterly the notional amount multiplied by
                           2.45% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 5,200,000  USD 6/21/2008  Agreement with Goldman Sachs Capital Markets, L.P., dated            12,377
                           12/13/2005 to pay semi-annually the notional amount multiplied by the 6 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5.00%.

 5,100,000  USD 6/21/2011  Agreement with Lehman Brothers dated 12/14/2005 to receive          (23,321)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ ----------

 6,200,000  USD 6/21/2013  Agreement with Lehman Brothers dated 1/17/2006 to receive             (31,228)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

   100,000  USD 6/21/2016  Agreement with Morgan Stanley Capital Services, Inc. dated               (313)
                           12/2/2005 to pay quarterly the notional amount multiplied by the
                           3 month USD-LIBOR-BBR and to receive annually the notional amount multiplied by 5.00%.

15,600,000  USD 6/21/2016  Agreement with Bank of America N.A., dated 12/6/2005 to receive       (48,795)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

18,000,000  USD 6/21/2016  Agreement with J.P. Morgan Chase Bank dated 12/15/2005 to             (56,302)
                           receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5.00%.

47,400,000  USD 6/21/2016  Agreement with Goldman Sachs International dated 12/5/2005 to        (148,261)
                           receive semi-annually the notional amount multiplied by USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%

 9,400,000  EUR 6/17/2015  Agreement with Goldman Sachs Capital Markets, L.P. dated             (959,000)
                           8/5/2005 to pay annually the notional amount multiplied by 4.50%
                           and to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate.

22,200,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to pay        3,317,932
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 5%.

10,000,000  GBP 6/15/2008  Agreement with J.P. Morgan Chase Bank dated 10/4/2004 to pay          155,556
                           semi-annually the notional amount multiplied by the 6 month GBP-
                           LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                              ----------

                                                                                              $2,042,962
                                                                                              ==========


PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ ----------

   800,000  USD 6/20/2006  Agreement with Morgan Stanley Capital Services, Inc. dated             $1,089
                           6/09/2005 to receive semi-annually the notional amount
                           multiplied by 0.58% and to pay par in the event of default of
                           Russion Federation 5.00% due 3/31/2030.

 1,000,000  USD 6/20/2006  Agreement with J.P. Morgan Chase Bank dated 5/12/2005 to              (11,853)
                           receive quarterly the notional amount multiplied by 2.90% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ------------------------------------------------------------------ --------

1,000,000  USD   6/20/2006 Agreement with Morgan Stanley Capital Services, Inc. dated          (11,853)
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           2.90% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

2,000,000  USD   6/20/2006 Agreement with J.P. Morgan Chase Bank dated 5/11/2005 to            (17,433)
                           receive quarterly the notional amount multiplied by 3.20% and to pay par in the event of default of Ford Motors Credit Co. 7.00%
                           due 10/01/2013.

4,000,000  USD   6/20/2006 Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to            (49,275)
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

2,800,000  USD   9/20/2006 Agreement with Lehman Brothers Specials Financing, Inc. dated       (74,977)
                           7/26/2005 to receive quarterly the notional amount multiplied by
                           1.65% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

4,100,000  USD   3/20/2007 Agreement with Merrill Lynch International, dated 4/26/2005 to       11,901
                           receive semi-annually the notional amount multiplied by 0.61%
                           and to pay par in the event of default of Russian Federation 5.00%
                           (step-up) due 3/31/2030.

  600,000  USD   5/20/2007 Agreement with J.P. Morgan Chase Bank dated 6/6/2005 to receive       3,191
                           semi-annually the notional amount multiplied by 0.77% and to pay par in the event of default of Russian Federation 2.250% due
                           3/31/2030.

1,800,000  USD   6/20/2007 Agreement with J.P. Morgan Chase Bank dated 4/5/2005 to receive    (268,951)
                           quarterly the notional amount multiplied by 4.60% and to pay par in the event of default of General Motors Corp. 7.125% due
                           7/15/2013.

  400,000  USD   9/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated           3,448
                           9/26/2005 to receive semi-annually the notional amount
                           multiplied by 1.20% and to pay par in the event of default of
                           Republic of Columbia 10.375% due 01/28/2033.

  300,000  USD  12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay        (10,052)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/1/2007.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (23,514)
                           quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation 7.625% due
                           12/15/2012.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (13,181)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation 8.20%
                           due 12/1/2009.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (11,715)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                                Description                               Value
---------------  ---------- ------------------------------------------------------------------- ---------

    500,000  USD  9/20/2010 Agreement with Merrill Lynch International dated 7/27/2005 to         (31,389)
                            receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor Credit Co. 7.00% due
                            10/1/2013.

  2,500,000  USD  9/20/2010 Agreement with Lehman Brothers dated 10/7/2005 to pay semi-           (87,157)
                            annually the notional amount multiplied by 2.26% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

  1,000,000  USD 10/20/2010 Agreement with Lehman Brothers dated 9/29/2005 to pay semi-           (27,649)
                            annually the notional amount multiplied by 2.11% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

  1,300,000  USD 10/20/2010 Agreement with Morgan Stanley Capital Services, Inc. dated            (41,537)
                            11/05/2005 to pay semi-annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of
                            Turkey 11.875% due 1/15/2030.

  3,300,000  USD 12/20/2010 Agreement with Lehman Brothers dated 10/11/2005 to pay                (33,546)
                            quarterly the notional amount multiplied by 2.00% and to receive par in the event of default of underlying sovereign entities of the
                            Dow Jones CDX.NA.XO.5 Index.

 20,500,000  USD 10/20/2010 Agreement with Bank of America N.A., dated 9/28/2005 to receive      (208,391)
                            quarterly the notional amount multiplied by 2.00% and to pay par in event of default of underlying sovereign entities of the Dow
                            Jones CDX.NA.XO.5 Index.

  4,800,000  USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated           194,377
                            4/14/2005 to receive semi-annually the notional amount
                            multiplied by 2.10% and to pay par in event of default of
                            underlying sovereign entities of the Dow Jones CDX Emerging
                            Markets Index.

 27,700,000  USD  6/21/2011 Agreement with Lehman Brothers dated 12/13/2005 to pay semi-          126,666
                            annually the notional amount multiplied by 3 month USD-LIBOR-
                            BBA and to receive semi-annually notional amount multiplied by
                            5.00%.

236,400,000  USD  6/21/2011 Agreement with Bank of America N.A., dated 12/16/2005 to pay        1,081,003
                            semi-annually the notional amount multiplied by 3 month USD-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5.00%.

  5,800,000  USD  6/21/2016 Agreement with J. P. Morgan Chase Bank, dated 12/15/2005 to           (18,142)
                            receive semi-annually the notional amount multiplied by 3 month
                            USD-LIBOR-BBA and to pay semi-annually the notional amount multiplied by 5.00%.

 16,900,000  USD  6/21/2016 Agreement with Bank of America N.A., dated 12/6/2005 to receive       (52,861)
                            semi-annually the notional amount multiplied by 3 month USD-
                            LIBOR-BBA and to pay semi-annually the notional amount
                            multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                              Description                               Value
---------------    ---------- ---------------------------------------------------------------- ----------

   41,600,000  USD  6/21/2016 Agreement with Lehman Brothers dated 12/9/2005 to receive          (130,119)
                              semi-annually the notional amount multiplied by 3 month USD-
                              LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

  258,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated          (111,037)
                              8/24/2004 to receive semi-annually the notional amount
                              multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 2.00%.

2,000,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated          (860,750)
                              8/3/2005 to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBR and to pay sem-annually the
                              notional amount multiplied by 2.00%.

   25,000,000  EUR 12/15/2014 Agreement with J.P.Morgan Chase Bank, Inc. dated 11/16/2005 to   (1,358,436)
                              receive annually the notional amount multiplied by the 6 month
                              EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.00%.

   94,700,000  EUR  6/16/2014 Agreement with Morgan Stanley Capital Services, Inc. dated       (5,081,885)
                              3/16/2005 to receive semi-annually the notional amount
                              multiplied by 5.00% and pay semi-annually multiplied by the 6 month EUR-EURIBOR-Telerate.

    2,600,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to           (265,256)
                              receive annually the notional amount multiplied by the 6 month
                              EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

   14,100,000  GBP  5/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated       (2,220,044)
                              11/15/2005 to receive semi-annually the notional amount
                              multiplied by the 6 month GBP-LIBOR-BBA and pay semi-annually the notional amount multiplied by 5.00%

   16,200,000  GBP  6/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated        1,219,965
                              11/15/2005 to receive semi-annually the notional amount
                              multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.
                                                                                               ----------

                                                                                               (8,379,363)
                                                                                               ==========



EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2005 and 2004 were as follows:

                                         Ordinary Income Long-Term Capital Gain      Total
-                                        --------------- ---------------------- ----------------
                                          2005     2004     2005        2004       2005     2004
-                                         -------  ----   -----------   ----    ----------- ----

Met/AIM Small Cap Growth Portfolio       $    --   $--   $10,822,850    $--     $10,822,850 $--

Cyclical Growth ETF Portfolio             71,487    --            --     --          71,487  --

Cyclical Growth and Income ETF Portfolio  39,258    --            --     --          39,258  --

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                               Ordinary Income     Long-Term Capital Gain           Total
-                                          ----------------------- ----------------------- -----------------------
                                              2005        2004        2005        2004        2005        2004
-                                          ----------- ----------- ----------- ----------- ----------- -----------

Goldman Sachs Mid-Cap Value Portfolio      $19,958,326 $ 2,754,228 $ 8,787,001 $        -- $28,745,327 $ 2,754,228

Harris Oakmark International Portfolio       6,157,521      75,188  10,199,548          --  16,357,069      75,188

Janus Aggressive Growth Portfolio                   --          --     819,936          --     819,936          --

Lazard Mid Cap Portfolio                    16,954,128          --  17,832,117          --  34,786,245          --

Legg Mason Value Equity Portfolio                   --          --          --          --          --          --

Lord Abbett America's Value Portfolio           40,236     691,296      88,399     206,401     128,635     897,697

Lord Abbett Bond Debenture Portfolio        69,689,907  42,393,056          --          --  69,689,907  42,393,056

Lord Abbett Growth and Income Portfolio     30,923,010  12,686,365  60,761,683          --  91,684,693  12,686,365

Lord Abbett Growth Opportunities Portfolio     265,896          --   3,988,975          --   4,254,871          --

Lord Abbett Mid-Cap Value Portfolio          2,764,730   1,208,159  11,112,087   6,548,817  13,876,817   7,756,976

MetLife Aggressive Strategy Portfolio        6,470,051     415,966     262,878     264,513   6,732,929     680,479

MetLife Balanced Strategy Portfolio         38,754,270  14,606,246   1,056,753     897,795  39,811,023  15,504,041

MetLife Defensive Strategy Portfolio         3,629,504   2,169,357          --      68,531   3,629,504   2,237,888

MetLife Growth Strategy Portfolio           33,556,016   7,536,446     932,296   1,105,742  34,488,312   8,642,188

MetLife Moderate Strategy Portfolio         13,969,899   6,421,397          --     295,434  13,969,899   6,716,831

MFS Research International Portfolio        30,734,372   1,492,983  22,914,081          --  53,648,453   1,492,983

Neuberger Berman Real Estate Portfolio              --   9,887,285     677,197      67,672     677,197   9,954,957

Oppenheimer Capital Appreciation Portfolio   5,834,260  22,602,474   5,599,872  24,825,441  11,434,132  47,427,915

PIMCO Inflation Protected Bond Portfolio     1,500,102  44,049,051      66,877      52,200   1,566,979  44,101,251

PIMCO Total Return Portfolio                   488,706  96,677,207  13,857,166          --  14,345,872  96,677,207

Met/Putnam Capital Opportunities Portfolio     121,974          --          --          --     121,974          --

RCM Global Technology Portfolio              1,349,811     152,842     250,251          --   1,600,062     152,842

Third Avenue Small Cap Value Portfolio         906,001   9,110,042   1,550,917   5,228,107   2,456,918  14,338,149

T. Rowe Price Mid-Cap Growth Portfolio              --          --  15,056,102          --  15,056,102          --

Turner Mid-Cap Growth Portfolio              1,969,639          --   5,347,971          --   7,317,610          --

Van Kampen Comstock Portfolio               17,136,862          --          --          --  17,136,862          --

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed   Unrealized
                                           Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                            Income         Gain      (Depreciation)   and Deferrals       Total
-                                        ------------- ------------- -------------- ------------------ ------------

Met/AIM Small Cap Growth Portfolio        $10,690,344   $31,525,973   $ 63,965,853     $        --     $106,182,170

Cyclical Growth ETF Portfolio                   8,314            --        154,316              --          162,630

Cyclical Growth and Income ETF Portfolio        2,962            --         22,089              --           25,051

Goldman Sachs Mid-Cap Value Portfolio       2,137,188     2,092,859     37,355,988              --       41,586,035

Harris Oakmark International Portfolio     38,766,255    39,099,831    288,413,616              --      306,279,702

Janus Aggressive Growth Portfolio          20,061,282    27,684,296    121,190,512      (4,202,418)     164,733,672

Lazard Mid Cap Portfolio                   16,529,036    26,126,989      5,443,883              --       48,099,908

Legg Mason Value Equity Portfolio                 146           160        155,058              --          155,364

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                           Undistributed Undistributed   Unrealized
                                             Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                              Income         Gain      (Depreciation)   and Deferrals       Total
-                                          ------------- ------------- -------------- ------------------ ------------

Lord Abbett America's Value Portfolio       $ 2,327,817  $    612,412   $  3,371,866     $         --    $  6,312,095

Lord Abbett Bond Debenture Portfolio         84,438,328            --     (8,822,346)     (17,615,381)     58,000,601

Lord Abbett Growth and Income Portfolio      41,609,500   236,253,460    308,265,563      (26,108,235)    560,020,287

Lord Abbett Growth Opportunities Portfolio           --     4,132,757      7,508,966       (3,859,305)      7,782,418

Lord Abbett Mid-Cap Value Portfolio           4,250,815    30,290,467     62,798,301               --      97,339,583

MetLife Aggressive Strategy Portfolio           777,027     4,673,452     55,575,320               --      61,025,799

MetLife Balanced Strategy Portfolio           2,338,613    23,634,001    172,351,125               --     198,323,739

MetLife Defensive Strategy Portfolio            630,984     2,470,116      7,681,645               --      10,782,745

MetLife Growth Strategy Portfolio             3,096,238    21,380,014    215,301,413               --     239,777,665

MetLife Moderate Strategy Portfolio           1,408,241     9,076,153     40,925,337               --      51,409,731

MFS Research International Portfolio         71,841,028    43,010,934    129,685,180      (10,690,365)    233,846,777

Neuberger Berman Real Estate Portfolio       37,919,586    11,514,229     58,158,380               --     107,592,195

Oppenheimer Capital Appreciation Portfolio    3,257,552     9,068,906    104,873,823       (1,063,702)    116,136,579

PIMCO Inflation Protected Bond Portfolio     56,011,938       623,854    (29,732,813)              --      26,902,979

PIMCO Total Return Portfolio                 75,074,684            --    (11,107,641)     (18,386,213)     45,580,830

Met/Putnam Capital Opportunities Portfolio    1,238,519     5,545,794      5,033,921       (5,215,767)     26,602,467

RCM Global Technology Portfolio                      --            --     32,055,708       (7,701,459)     24,354,249

Third Avenue Small Cap Value Portfolio       10,891,504    63,128,055    196,471,642               --     270,491,201

T. Rowe Price Mid-Cap Growth Portfolio        2,981,276    22,828,542    149,109,174               --     174,918,992

Turner Mid-Cap Growth Portfolio                 120,405     2,922,069     33,457,987               --      36,500,461

Van Kampen Comstock Portfolio                13,872,698            --     15,070,466               --      28,943,164

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. ACQUISITIONS

On November 22, 2004, Oppenheimer Capital Appreciation Portfolio ("Oppenheimer Capital") acquired all the net assets of Met/Putnam Research Portfolio ("Putnam Research") pursuant to a plan of reorganization approved by Putnam Research shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 2,275,486 Class A shares of Oppenheimer Capital (valued at $18.4 million) in exchange for the 2,247,483 Class A shares of Putnam Research, 11,866,269 Class B shares of Oppenheimer Capital (valued at $95.5 million) in exchange for the 11,735,069 Class B shares of Putnam Research outstanding on November 19, 2004. Putnam Research Class A net assets at that date ($18.4 million), including $351,527 of unrealized depreciation and approximately $5,793,511 million of accumulated net realized losses, were combined with those of Oppenheimer Capital Class A. Putnam Research Class B net assets at that date ($95.5 million), including $6,305,799 of unrealized appreciation and $2,455,209 million of accumulated net realized gains, were combined with those of Oppenheimer Capital Class B. The aggregate Class A net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $16,344,195 and $18,393,156, respectively. The aggregate Class A net assets of Oppenheimer Capital immediately after the acquisition were $34,737,350. The aggregate Class B net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $793,696,661 and $95,503,852, respectively. The aggregate Class B net assets of Oppenheimer Capital immediately after the acquisition were $889,200,513.

On November 22, 2004, PIMCO Total Return Portfolio ("Total Return") acquired all the net assets of J.P. Morgan Quality Bond Portfolio ("Quality Bond") pursuant to a plan of reorganization approved by Quality Bond shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 8,766,781 Class A shares of Total Return (valued at $99.2 million) in exchange for the 8,868,629 Class A shares of Quality Bond, 6,618,814 Class B shares of Total Return (valued at $74.4 million) in exchange for the 6,696,262 Class B shares of Quality Bond. Quality Bond Class A net assets at that date ($99.2 million), including $2,278,057 of unrealized appreciation and approximately $299,976 million of accumulated net realized gains, were combined with those of Total Return Class A. Quality Bond Class B net assets at that date ($74.4 million),

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


12. ACQUISITIONS - CONTINUED

including $406,911 of unrealized depreciation and $405,123 million of accumulated net realized losses, were combined with those of Total Return Class
B. The aggregate Class A net assets of Total Return and Quality Bond immediately before the acquisition were $220,098,364 and $99,218,491, respectively. The aggregate Class A net assets of Total Return immediately after the acquisition were $319,316,854. The aggregate Class B net assets of Total Return and Quality Bond immediately before the acquisition were $1,095,090,459 and $74,404,338, respectively. The aggregate Class B net assets of Total Return immediately after the acquisition were $1,169,494,797. The merger did not impact Class E net assets of Total Return.

13. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14. OTHER MATTERS

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on November 9, 2005. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about March 14, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

    a. Federated Stock Portfolio, a series of The Travelers Series Trust ("TST") in exchange for shares of Lord Abbett Growth and Income Portfolio; and

    b. Mondrian International Stock Portfolio, a series of TST, in exchange for shares of Harris Oakmark International Portfolio.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on January 30, 2006. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about April 12, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

    a. Convertible Securities Portfolio, a series of TST, in exchange for shares of Lord Abbett Bond Debenture Portfolio;

    b. Style Focus Series: Small Cap Growth Portfolio, a series of TST in exchange for shares of Met/AIM Small Cap Growth Portfolio; and

    c. MFS Investors Trust Portfolio, a series of Metropolitan Series Fund, Inc., in exchange for shares of Legg Mason Value Equity Portfolio.

The following Portfolio reorganizations will be presented to the Board of Trustees of the Trust on February 15, 2006, for approval. If approved, each reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all if the assets of:

    a. Disciplined Mid Cap Stock Portfolio, a series of TST, in exchange for shares of Batterymarch Mid-Cap Stock Portfolio, a proposed new series of the Trust;

    b. Federated High Yield Portfolio, a series of TST, in exchange for shares of Federated High Yield Portfolio, a proposed new series of the Trust;

    c. Mercury Large Cap Core Portfolio, a series of TST, in exchange for shares of Princeton Large-Cap Core Portfolio, a proposed new series of the Trust;

    d. MFS Value Portfolio, as series of TST, in exchange for shares of MFS Value Portfolio, a proposed new series of the Trust;

    e. Pioneer Fund Portfolio, a series of TST, in exchange for shares of Pioneer Fund Portfolio, a proposed new series of the Trust;

    f. Pioneer Mid Cap Value Portfolio, a series of TST, in exchange for shares of Pioneer Mid-Cap Value Portfolio, a proposed new series of the Trust;

    g. Style Focus Series: Small Cap Value Portfolio, a series of TST, in exchange for shares of Dreman Small-Cap Value Portfolio, a proposed new series of the Trust;

    h. AIM Capital Appreciation Portfolio, a series of TST, in exchange for shares of Met/AIM Capital Appreciation Portfolio, a proposed new series of the Trust;

    i. Pioneer Strategic Income Portfolio, a series of TST, in exchange for shares of Pioneer Strategic Income Portfolio, a proposed new series of the Trust;

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


14. OTHER MATTERS - CONTINUED


    j. Capital Appreciation Fund in exchange for shares of Janus Capital Appreciation Portfolio, a proposed new series of the Trust;

    k. Managed Asset Trust in exchange for shares of Legg Mason Partners Managed Assets Portfolio, a proposed new series of the Trust; and

    l. The Travelers Growth and Income Stock Account for Variable Annuities in exchange for shares of Batterymarch Growth and Income Portfolio, a proposed new series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Policyholders of the Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Met/AIM Small Cap Growth Portfolio, Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lazard Mid Cap Portfolio (formerly Met/AIM Mid Cap Core Equity Portfolio), Legg Mason Value Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Turner Mid-Cap Growth Portfolio, and Van Kampen Comstock Portfolio (the "Portfolios"), of Met Investors Series Trust as of December 31, 2005, and the related statements of operations for the year ended December 31, 2005, and the statements of changes in net assets and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio of Met Investors Series Trust as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."


The Trustees
------------
                                                                                             Number of
                                                                                            Portfolios
                                                                                              in Fund
                            Position(s)  Term of Office                                       Complex
                             Held with   and Length of        Principal Occupation(s)        overseen   Other Directorships
Name, Age and Address        the Trust    Time Served           During Past 5 Years         by Trustee*   Held by Trustee
---------------------      ------------- -------------- ----------------------------------- ----------- --------------------
Elizabeth M. Forget** (39) President and  Indefinite;   Since December 2000, President          67      None
                           Trustee        From          of Met Investors Advisory LLC;
                                          December      since July 2000, Executive Vice
                                          2000 to       President of MetLife Investors
                                          present.      Group, Inc.; from June 1996 to
                                                        July 2000, Senior Vice President of
                                                        Equitable Distributors, Inc. Also,
                                                        most recently Vice President of
                                                        Equitable Life Assurance Society of
                                                        the United States.
Disinterested Trustees
----------------------
Stephen M. Alderman (45)   Trustee        Indefinite;   Since November 1991,                    29      None
                                          From          Shareholder in the law firm of
                                          December      Garfield and Merel, Ltd.
                                          2000 to
                                          present.

Jack R. Borsting (75)      Trustee        Indefinite;   Since 2001, Professor of Business       29      Director, Whitman
                                          From          Administration and Dean                         Education Group,
                                          December      Emeritus, Marshall School of                    Ivax Diagnostics
                                          2000 to       Business, University of Southern                and Los Angeles
                                          present.      California (USC); from 1995-2001                Orthopedic
                                                        Executive Director, Center for                  Hospital. Trustee,
                                                        Telecommunications                              The Rose Hills
                                                        Management, USC; from 1988 to                   Foundation.
                                                        1995, Dean of Marshall School of                Member, Army
                                                        Business, USC.                                  Science Board

Theodore A. Myers (74)     Trustee        Indefinite;   Since 1993, Financial Consultant.       29      None
                                          From
                                          December
                                          2000 to
                                          present.

Tod H. Parrott (67)        Trustee        Indefinite;   Since June 1996, Managing               29      Director, U.S. Stock
                                          From          Partner, Rockaway Partners Ltd.                 Transfer
                                          December      (financial consultants).                        Corporation;
                                          2000 to                                                       Director Bonfire
                                          present.                                                      Foundation.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2005



TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                     in Fund
                                   Position(s) Term of Office                                        Complex
                                    Held with  and Length of         Principal Occupation(s)         overseen
Name, Age and Address               the Trust   Time Served            During Past 5 Years          by Trustee
---------------------              ----------- -------------- ------------------------------------- ----------
Disinterested Trustees - continued
----------------------------------

     Dawn M. Vroegop*** (39)        Trustee     Indefinite;   From September 1999 to September          29
                                                From          2003, Managing Director, Dresdner
                                                December      RCM Global Investors; from July
                                                2000 to       1994 to July 1999, Director,
                                                present.      Schroder Capital Management
                                                              International.


     Roger T. Wickers (70)          Trustee     Indefinite;   Since 1995, retired; from 1980 to         29
                                                From          1995, Senior Vice President and
                                                December      General Counsel, Keystone Group
                                                2000 to       Inc. and the Keystone Group of
                                                present.      Mutual Funds.


The Executive Officers
----------------------

     Jeffrey A. Tupper (35)         Chief       From August   Since February 2001, Assistant Vice      N/A
                                    Financial   2002 to       President of MetLife Investors
                                    Officer,    present       Insurance Company; from 1997 to
                                    Treasurer                 January 2001, Vice President of
                                                              PIMCO Advisors L.P.

     Michael K. Farrell (53)        Executive   From August   Since July 2002, Chief Executive         N/A
                                    Vice        2002 to       Officer of MetLife Investors Group,
                                    President   present       Inc. and Met Investors Advisory LLC;
                                                              since April 2001, Chief Executive
                                                              Officer of MetLife Resources and
                                                              Senior Vice President of
                                                              Metropolitan Life Insurance
                                                              Company; since January 1990,
                                                              President of Michael K. Farrell
                                                              Associates, Inc. (qualified
                                                              retirement plans for non-profit
                                                              organizations)

     Richard C. Pearson (62)        Vice        From          Since July 2002, President of            N/A
                                    President   December      MetLife Investors Distribution
                                    and         2000 to       Company; since January, 2002,
                                    Secretary   present.      Secretary of Met Investors Advisory
                                                              LLC; since January 2001, Senior
                                                              Vice President, General Counsel and
                                                              Secretary of MetLife Investors
                                                              Group, Inc.; since November 2000,
                                                              Vice President, General Counsel and
                                                              Secretary of Met Investors Advisory
                                                              LLC; from 1998 to November 2000,
                                                              President, Security First Group, Inc.




                                          Principal Occupation(s)        Other Directorships
Name, Age and Address                       During Past 5 Years            Held by Trustee
---------------------              ------------------------------------- -------------------
Disinterested Trustees - continued
----------------------------------

     Dawn M. Vroegop*** (39)       From September 1999 to September      Director, Caywood
                                   2003, Managing Director, Dresdner     Scholl Asset
                                   RCM Global Investors; from July       Management;
                                   1994 to July 1999, Director,          Investment
                                   Schroder Capital Management           Committee Member
                                   International.                        of City College of
                                                                         San Francisco.

     Roger T. Wickers (70)         Since 1995, retired; from 1980 to     From 1995 to
                                   1995, Senior Vice President and       1998, Chairman of
                                   General Counsel, Keystone Group       the Board of
                                   Inc. and the Keystone Group of        Directors of two
                                   Mutual Funds.                         American
                                                                         International Group
                                                                         mutual funds.
The Executive Officers
----------------------

     Jeffrey A. Tupper (35)        Since February 2001, Assistant Vice   N/A
                                   President of MetLife Investors
                                   Insurance Company; from 1997 to
                                   January 2001, Vice President of
                                   PIMCO Advisors L.P.

     Michael K. Farrell (53)       Since July 2002, Chief Executive      N/A
                                   Officer of MetLife Investors Group,
                                   Inc. and Met Investors Advisory LLC;
                                   since April 2001, Chief Executive
                                   Officer of MetLife Resources and
                                   Senior Vice President of
                                   Metropolitan Life Insurance
                                   Company; since January 1990,
                                   President of Michael K. Farrell
                                   Associates, Inc. (qualified
                                   retirement plans for non-profit
                                   organizations)

     Richard C. Pearson (62)       Since July 2002, President of         N/A
                                   MetLife Investors Distribution
                                   Company; since January, 2002,
                                   Secretary of Met Investors Advisory
                                   LLC; since January 2001, Senior
                                   Vice President, General Counsel and
                                   Secretary of MetLife Investors
                                   Group, Inc.; since November 2000,
                                   Vice President, General Counsel and
                                   Secretary of Met Investors Advisory
                                   LLC; from 1998 to November 2000,
                                   President, Security First Group, Inc.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2005


--------
* The Fund Complex consists of 29 series of the Trust, 39 series of the Travelers Series Trust, Capital Appreciation Fund, High Yield Bond Trust, Managed Assets trust, Money Market Portfolio, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, tactical Short-Term Bond Account Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
** "Interested person" of the Trust (as that term is defined in the 1940 Act).
   Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
*** Prior to September 2005, Ms. Vroegop was an interested person of the Trust as a result of her prior affiliations with RCM Investment Management LLC, the adviser to the RCM Global Technology Portfolio.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 5 Park Plaza, Suite 1900 Irvine, CA 92614 or by phone at 1-800-848-3854.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENTS

The Board approved the renewal of the Management Agreements with respect to each of the Portfolios discussed below at an in-person meeting held on November 8-9, 2005. In approving the renewal of the Management Agreements with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreements; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreements with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager/'/s experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreements. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of funds in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreements, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisors to the Distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable mutual funds in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe/"/), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreements for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked above the median of its peer universe for the five-year period, and below the median for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below and above the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that the Manager pays the advisory fees to the Portfolio's Adviser. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time and that the Portfolio may realize additional economies of scale in the future.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board also noted that the Manager pays the advisory fees to the Portfolio's Adviser. The Board noted that if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time and that the Portfolio may realize additional economies of scale in the future.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above and below the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

JANUS AGGRESSIVE GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also noted that the Portfolio's performance was in the top quartile of its Morningstar Peer Group for the one-year period, as of September 30, 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of September 30, 2005, relative to benchmarks and to the Morningstar Peer Group. The Board took into account management's discussion of the Fund's performance. The Board noted management's discussion of the Portfolio's Lipper classification and the Portfolio's benchmark and whether management considered them to be appropriate in view of the Portfolio's investment strategies. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was slightly below that of its Lipper index for the one-year period and substantially equal to the index for the three-year period. The Portfolio ranked below the median of its peer universe for both periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for the one- and five-year periods and below the index for the three-year period. The Portfolio also ranked above the median of its peer universe for the one- and five-year periods, and below the median for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MET/AIM MID CAP CORE EQUITY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Portfolio's performance, including a proposal to replace the Portfolio's current Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MET/AIM SMALL CAP GROWTH

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer

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universe for those periods. The Board took into account management's discussion of the Portfolio's performance and noted that the Portfolio's current portfolio manager began managing the Portfolio last year. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three- and five-year periods. The Portfolio also ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year periods. The Board took into account that the Portfolio had changed to a new Adviser approximately two years ago and noted the Portfolio's recent improved performance. The Board also took into account the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees and total expenses were above the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that management is adding a breakpoint to the Portfolio's management fee that will reduce the management fee rate on assets above a certain specified asset level. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Portfolio's performance, as well as the change in the Portfolio's portfolio manager. The Board also took into account the current asset size of the Portfolio and its effect on expenses and consequently, performance. The Board noted management's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

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The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board noted the Adviser had been newly appointed in January 2005 and that the performance for period prior to that date did not reflect that of the current Adviser. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. . The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, the Manager had agreed to limit the Portfolio's net operating expenses and was currently waving a portion of its management fee. The Board also noted that the Manager pays the advisory fees to the Portfolio's Adviser. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets

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increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time and that the Portfolio may realize additional economies of scale in the future.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above and below the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked at the top of its peer universe for periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below and above the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board also noted that the Portfolio's management fee is being reduced. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that that the management fee is being reduced and that management is adding a breakpoint to the management fee that will reduce the management fee rate on assets above a certain specified asset level. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Fund's performance. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was substantially the same as that of its Lipper index and ranked above the median of its performance peer universe. Based

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on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its performance peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked below the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were directly at and below the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of

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services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

CONCLUSION. In considering the renewal of the Management Agreements, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreements with respect to each Portfolio.

CYCLICAL GROWTH ETF PORTFOLIO AND CYCLICAL GROWTH AND INCOME PORTFOLIO

At a meeting of the Board of Trustees held on August 11, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved investment advisory agreements (the "Advisory Agreements") with respect to the Cyclical Growth ETF Portfolio and Cyclical Growth and Income Portfolio (the "Portfolios") between the Manager and Gallatin Asset Management, Inc. ("Gallatin")

The Board of Trustees initially approved the Advisory Agreement between the Manager and Gallatin for each Portfolio based on a number of factors relating to Gallatin's ability to perform under the Advisory Agreements. These factors included: Gallatin's management style and the long-term performance record of its affiliates with comparable accounts; Gallatin's current level of staffing and its overall resources; Gallatin's financial condition; and Gallatin's compliance systems and any disciplinary history. The Board noted Gallatin's limited operating history as a newly formed subsidiary of A.G. Edwards, Inc. and also took into account information that they had considered at a previous board meeting with respect to the portfolio management team and its resources. The Board took into account Gallatin's experience in investing in ETFs through comparable accounts the investment personnel of Gallatin manages through the A.G. Edwards Allocation Advisors Program. In this regard, the Board was provided with various performance data including a comparison of the comparable accounts' performance to various benchmarks. Among other performance data, the Board noted that the Cyclical Asset Allocation Portfolios Plus- Growth & Taxable Income, which has investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth and Income ETF Portfolio outperformed its blended benchmark for the one- and three-year periods and since inception as of March 31, 2005 and that the Cyclical Asset Allocation Portfolios Plus- Growth, which has investment objectives, policies and strategies that are substantially similar to those of Cyclical Growth ETF Portfolio, outperformed its blended benchmark for the one-year period and since inception as of March 31, 2005 and was comparable to its benchmark for the three-year period ended March 31, 2005.

The Board gave substantial consideration to the fees payable under the Investment Advisory Agreement. In this connection, the Board evaluated Gallatin's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to Gallatin in light of fees paid to other investment advisers by comparable funds and the method of computing Gallatin's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Gallatin, the Board concluded that the fee paid to Gallatin with respect to each Portfolio was fair and reasonable. The Board also concluded that the advisory fee charged under the Investment Advisory Agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the advisory agreement with respect to the underlying funds in which the Portfolio invests.

In considering the profitability to Gallatin of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to

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negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of Gallatin. For each of the above reasons, the profitability to Gallatin from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in Gallatin's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

The Board also noted that Gallatin will generally not utilize soft dollars to purchase research but selects brokers primarily on the basis of their execution capabilities. Further, the Board recognized that Gallatin to the Portfolios is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that Gallatin must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Gallatin and its affiliates by virtue of Gallatin's relationship to the Portfolios are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Gallatin, the Board determined approval of each Advisory Agreement was in the best interests of the respective Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Investment Advisory Agreement with respect to each Portfolio.

LEGG MASON VALUE EQUITY PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on August 11, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the Legg Mason Value Equity Portfolio (the "Portfolio") and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Legg Mason Capital Management, Inc. ("Legg Mason").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing the Adviser, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the proposed management fee was higher while the total expense ratio was below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Legg Mason based on a number of factors relating to Legg Mason's ability to perform under the Advisory Agreement. These factors included: Legg Mason's management style and long-term performance record with

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comparable funds; Legg Mason's current level of staffing and its overall resources; Legg Mason's financial condition; and Legg Mason's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Legg Mason's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Legg Mason in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board also noted that the fees payable under the Advisory Agreement were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Legg Mason, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that Legg Mason, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While Legg Mason selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Legg Mason is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolio. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Legg Mason and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Legg Mason's management style and long-term performance record with comparable funds. The Board noted that the Legg Mason Value Trust, which is also advised by Legg Mason, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of June 30, 2005, the Legg Mason Value Trust had outperformed the Lipper Large Cap Core Universe as well as the S&P 500 Index over the one-, three-, five- and ten-year periods, and had generally strong performance since its inception.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Legg Mason was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Legg Mason with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

LAZARD MID-CAP PORTFOLIO

As a meeting of the Board of Trustees held on November 9, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved an investment advisory agreement (the "Advisory Agreement") with respect to the Lazard Mid-Cap Portfolio (the "Portfolio") between the Manager and Lazard Asset Management LLC ("Lazard").

The Board of Trustees approved the Advisory Agreement between the Manager and Lazard based on a number of factors relating to Lazard's ability to perform under the Advisory Agreement. These factors included: Lazard's management style and long-term performance record with comparable funds; Lazard's current level of staffing and its overall resources; Lazard's financial condition; and Lazard's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Lazard's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Lazard in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board also noted that the fees payable under the Advisory Agreement were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Lazard, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that Lazard, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While Lazard selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Lazard is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolio. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Lazard and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Lazard's management style and long-term performance record with comparable funds. The Board noted that the Lazard Mid Cap Portfolio (Institutional Shares), which is also advised by Lazard, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of September 30, 2005, the Lazard Mid Cap Portfolio (Institutional Shares) had outperformed the AIM Mid Cap Core Equity--Class A Shares and the Morningstar Mid-Cap Blend over the one- three- and five-year periods.

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In considering the profitability to the Adviser of its relationship with the
Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Lazard was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Lazard with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

ADVISORY AGREEMENTS

The Board reapproved the Advisory Agreements for the Portfolios (except for the Van Kampen Comstock Portfolio and RCM Global Technology Portfolio, whose initial terms had not expired, and Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio and Legg Mason Value Equity Portfolio, which recently commenced operations) at an in-person meeting held on November 8-9, 2005. The Board of Trustees reapproved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Advisor, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In reapproving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

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ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Theodore Myers has been determined to be an "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP ("D&T"), the registrant's principal accountant.

(a)  Audit Fees

The aggregate fees billed for professional services rendered by D&T for the audit of the registrant's annual financial statements and/or for services in connection with statutory and regulatory filings for the fiscal years ended December 31, 2004 and December 31, 2005 were $435,100 and $519,900, respectively.

(b)  Audit Related Fees

The registrant was not billed any fees by D&T for the fiscal years ended December 31, 2004 and December 31, 2005 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

During the fiscal years ended December 31, 2004 and December 31, 2005, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2004 and December 31, 2005 were $141,400 and $145,200, respectively.

During the fiscal years ended December 31, 2004 and December 31, 2005, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)  All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal years ended December 31, 2004 and December 31, 2005 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2004 and December 31, 2005, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e) (1) The audit committee of the registrant does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) None of the services described under the categories, "Audit-Related Fees," "Tax Fees" or "All Other Fees," were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The registrant and Met Investors Advisory LLC, the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal years ended December 31, 2004 and December 31, 2005.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:   /s/ Elizabeth M. Forget
      ------------------------
      Elizabeth M. Forget
      President

Date: February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Elizabeth M. Forget
      ------------------------
      Elizabeth M. Forget
      President

Date: February 24, 2006

By:   /s/ Jeffrey A. Tupper
      ------------------------
      Jeffrey A. Tupper
      Chief Financial Officer
      and Treasurer

Date: February 24, 2006